SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted by  Rule
    14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                         OMNIS TECHNOLOGY CORPORATION

                (Name of Registrant as Specified In Its Charter)

                           -------------------------

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title  of  each  class  of securities to which transaction applies:
             Common Stock of PickAx, Inc.

       (2)   Aggregate  number  of  securities  to  which  transaction  applies:
             5,388,484 (excludes the exercise of all currently outstanding options and warrants to purchase Pick capital stock)

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             $53,884.84. The amount on which the filing fee is calculated is $53,884.84, based on the par value of all the outstanding shares of common stock of PickAx, Inc. as of August 31, 2000. There is no public market for PickAx capital stock.

       (4)   Proposed maximum aggregate value of transaction: $53,884.84

       (5)   Total fee paid: $269.00 (one-50th of one percent of $53,884.84)

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:

                               [GRAPHIC OMITTED]



                         OMNIS TECHNOLOGY CORPORATION
                             ---------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 29, 2000


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Omnis Technology Corporation, a Delaware corporation (the "Company" or "Omnis"), will be held on November 29, 2000, at 10:00 a.m., Pacific Time, at the offices of Morrison & Foerster LLP, 425 Market Street, 33rd Floor, San Francisco, California, 94105, (415) 268-6465, for the following purposes:

       1. To approve the merger and issuance of shares of Omnis common stock to stockholders of PickAx, Inc., a Delaware corporation, ("Pick") and related transactions pursuant to the Agreement and Plan and Merger dated as of August 23, 2000 (the "Merger Agreement") by and among Omnis, Pick, one of the stockholders of Pick, Gilbert Figueroa (the "Named Pick Stockholder"), and Raining Merger Sub, Inc., ("Merger Sub") a Delaware corporation and wholly owned subsidiary of Omnis (the "merger"). The merger is more completely described in the accompanying Proxy Statement, and a copy of the Merger Agreement is attached as Appendix A to the Proxy Statement;

       2. To approve amendments to the Company's Restated Certificate of Incorporation to (a) change the name of the Company to "Raining Data Corporation" and (b) increase the number of authorized shares of common stock of the Company from Twenty Million (20,000,000) to Thirty Million (30,000,000); and

       3. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on October 20, 2000, shall be entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.


                                        Sincerely,



                                        Geoffrey Wagner
                                        Secretary

San Carlos, California
November 16, 2000

                                       Table of Contents

                                                                                            Page
                                                                                           -----
QUESTIONS & ANSWERS ABOUT THE MERGER .....................................................   1
SUMMARY OF THE PROXY STATEMENT ...........................................................   2
   Date, Time and Place of the Special Meeting ...........................................   2
   Purposes of the Special Meeting .......................................................   2
   Voting Rights of Stockholders .........................................................   2
   Required Vote for Approval ............................................................   3
   Recommendation of the Omnis Board of Directors ........................................   3
   The Companies Involved in the Merger ..................................................   3
   Summary Terms of the Merger ...........................................................   4
   Conditions to the Completion of the Merger ............................................   6
   Termination of the Merger Agreement ...................................................   7
   Voting Agreement ......................................................................   7
   Registration Rights Agreement .........................................................   7
   Interests of Other Parties in the Merger ..............................................   8
   Our Financial Advisor Has Provided an Opinion that the Consideration to Be Paid to Pick
   Stockholders in the Merger Is Fair to Omnis Stockholders ..............................   8
   We Anticipate the Merger Will Not Result in Federal Income Tax to Omnis ...............   9
   We Expect to Use Purchase Accounting ..................................................   9
   The Board and Management of Omnis Will Change After the Merger ........................   9
   Omnis Stockholders Are Not Entitled to Appraisal Rights ...............................   9
   Regulatory Approval is Not Required ...................................................   9
   Forward-Looking Statements in This Proxy Statement ....................................   9
   Selected Historical Financial Data of Omnis and Pick ..................................  10
RISK FACTORS .............................................................................  12
   We may not be able to successfully integrate Pick and achieve the benefits expected  to result from the merger ................................................................  12
   Despite the best efforts of both Omnis and Pick, the merger may not be completed, which may harm our business, results of operations, and financial condition .................  12
   We may not be able to obtain the financing necessary to cover  the costs of  the merger and  resulting  integration of  the two  companies or may  only be  able  to  do so on unfavorable terms......................................................................  12
   We may be exposed to liabilities that are not covered by the indemnification available
   under   the Merger Agreement, which may harm our results of operations and financial condition..............................................................................  13
   Our Board of Directors and management will change substantially after the merger ......  13
   A small number of stockholders will control Omnis after the merger ....................  14
INFORMATION CONCERNING THE SPECIAL MEETING ...............................................  15
   Date, Time and Place of the Special Meeting ...........................................  15
   Purposes of the Special Meeting .......................................................  15
   Voting Rights of Stockholders .........................................................  15
   Revocability of Proxies ...............................................................  16
   Solicitation of Proxies ...............................................................  16

                                                                                         Page
                                                                                        ------
SPECIAL FACTORS ABOUT THE PROPOSED MERGER .............................................  17
   General ............................................................................  17
   Exchange of Convertible Debt .......................................................  18
   Ownership of Omnis Following the Merger ............................................  18
   Background of the Merger ...........................................................  19
   Recommendation of the Omnis Board; Reasons of Omnis for the Merger .................  21
   Opinion of Alliant .................................................................  21
   Interests of Other Parties in the Merger ...........................................  25
   Interest of Astoria Capital Partners, LP in Both Companies; Relationships with Omnis
   Directors ..........................................................................  25
   Federal Income Tax Consequences of the Merger ......................................  26
   Accounting Treatment ...............................................................  26
   Management After the Merger ........................................................  26
   Voting Agreement of Certain Pick Stockholders ......................................  28
   We Will Need to Issue Stock to Astoria and Issue a New Promissory Note and Stock
   Warrant to Astoria in Connection with the Merger ...................................  28
   Omnis Stockholders Are Not Entitled to Appraisal Rights ............................  28
   Regulatory Approval is Not Required ................................................  28
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
 OVERVIEW .............................................................................  29
PROPOSALS AT THE SPECIAL MEETING ......................................................  32
PROPOSAL NO. 1--APPROVAL OF THE MERGER ................................................  32
   Terms of the Merger ................................................................  32
   Consideration to Be Received by Security Holders ...................................  32
   Pro-Forma Security Ownership of Certain Beneficial Owners and Management
    After the Merger ..................................................................  34
   Other Provisions of the Merger Agreement ...........................................  35
   Related Agreements .................................................................  40
   Vote Required ......................................................................  41
   Recommendation of the Board ........................................................  41
PROPOSAL NO. 2--AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE
 OF INCORPORATION .....................................................................  42
   Proposal to Change the Company's Name ..............................................  42
   Proposal to Increase the Number of Authorized Shares ...............................  42
   Vote Required ......................................................................  44
   Recommendation of the Board ........................................................  44
INFORMATION ABOUT OMNIS ...............................................................  45
BUSINESS OF OMNIS .....................................................................  45
   Overview ...........................................................................  45
   Recent Developments ................................................................  45
   Fiscal 2000 ........................................................................  46
   Fiscal 1999 ........................................................................  47
   Key Management Changes .............................................................  48
   Industry ...........................................................................  48

                                                                                 Page
                                                                                ------
  Evolution of Enterprise Computing ...........................................  48
  Object-Oriented Programming Environments ....................................  49
  Browser Technology ..........................................................  49
  Products ....................................................................  50
  Business Strategy ...........................................................  51
  Sales, Marketing and Distribution ...........................................  52
  Sales .......................................................................  52
  International Distribution ..................................................  53
  Marketing ...................................................................  53
  Training Services ...........................................................  54
  Technical Support ...........................................................  54
  Customers ...................................................................  54
  Product Development .........................................................  55
  Competition .................................................................  56
  Intellectual Properties and Other Proprietary Rights ........................  56
  Production ..................................................................  58
  Employees ...................................................................  58
  Properties of Omnis .........................................................  58
  Legal Proceedings of Omnis ..................................................  59
  Security Ownership of Certain Beneficial Owners and Management ..............  60
  Selected Financial Data of Omnis ............................................  61
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS OF OMNIS ...............................................  62
   Overview ...................................................................  62
   General Business ...........................................................  62
   Results of Operations ......................................................  62
   Other Factors Concerning Omnis' Business ...................................  65
   Market for the Company's Common Equity and Related Stockholder Matters .....  70
INFORMATION ABOUT PICK ........................................................  72
BUSINESS OF PICK AND PICK SYSTEMS .............................................  72
   History and Overview .......................................................  72
   Pick Products ..............................................................  72
   Recent Pick Acquisitions ...................................................  73
   Pick and Omnis .............................................................  73
   Customers ..................................................................  73
   Pick 2000 Stock Plan .......................................................  73
SELECTED HISTORICAL FINANCIAL DATA OF PICKAX/PICK SYSTEMS .....................  74
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS OF PICK SYSTEMS ........................................  76
   Overview ...................................................................  76
   Company History ............................................................  76
   Results of Operations for Pick Systems .....................................  77
   Liquidity and Capital Resources ............................................  78
   Market for for Pick's Common Equity and Related Stockholder Matters ........  80

                                                                                Page
                                                                                ----
OTHER MATTERS ................................................................    81
   Stockholder Proposals .....................................................    81
OTHER BUSINESS ...............................................................    81
   Deadline for Receipt of Stockholder Proposals .............................    81
PROXY CARD ...................................................................    82
FINANCIAL STATEMENTS .........................................................   F-1
                                   APPENDICES
Agreement and Plan of Merger .................................................   A-1
Voting Agreement .............................................................   B-1
Registration Rights Agreement ................................................   C-1
Omnis Note and Warrant Purchase Agreement ....................................   D-1
Omnis Promissory Note ........................................................   E-1
Astoria Warrant ..............................................................   F-1
Alliant Fairness Opinion .....................................................   G-1
Opinion of Greenberg Traurig to Pick .........................................   H-1
Opinion of Morrison & Foerster LLP to Omnis ..................................   I-1
Investment Representation Statement ..........................................   J-1

                                PROXY STATEMENT

             Sent to the Stockholders of Omnis on November 16, 2000

                       -------------------------------

                  FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                         OMNIS TECHNOLOGY CORPORATION
                         TO BE HELD NOVEMBER 29, 2000


                     QUESTIONS & ANSWERS ABOUT THE MERGER

Q: Why are we proposing to acquire Pick?

A. We believe the merger will enable Omnis to create a more complete distribution system for its products and services. The merger will provide Omnis with the opportunity to develop an integrated vertical product line and much stronger sales and marketing resources and experience than Omnis currently possesses. In addition, the merger will increase the likelihood of Omnis obtaining additional funding which Omnis will require within the next several months.

Q: What do I need to do now?

A: After carefully reading and considering the information contained in this Proxy Statement, please complete and sign your proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting of stockholders. If you sign and send in your proxy and do not indicate how you want to vote, we will count your proxy as a vote in favor of the proposals presented at the meeting.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not instruct your broker, your shares will not be voted.

Q: Can I change my vote after I have mailed my signed proxy?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. If you hold your shares in your own name, you can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy. If you choose either of these two methods, you must submit your notice of revocation or your new proxy to the Secretary of Omnis at the address set forth in the answer to the last question below prior to the special meeting. Third, you can attend the special meeting and vote in person. If you hold your shares in "street name," you should follow the directions provided by your broker regarding how to change your vote.

Q: When do you expect the merger to be completed?

A: We expect to complete the merger on or before December 15, 2000.

Q: Who can help answer my questions?

A: If you have any questions about the merger or if you need additional copies of this Proxy Statement or the enclosed proxy, you should write or call the Company's Investor Relations Office at 981 Industrial Way, Bldg. B, San Carlos, California 94070-4117, (650) 632-7100.

                        SUMMARY OF THE PROXY STATEMENT

     The following is a summary of information contained elsewhere in this Proxy Statement and the attached Appendices. This summary does not purport to contain a complete statement of all material information relating to the Merger Agreement, the merger, and the other matters discussed herein and is subject to, and is qualified in its entirety by, the more detailed information and financial statements contained in or attached to this Proxy Statement. Omnis stockholders should carefully read this Proxy Statement in its entirety, as well as the Merger Agreement attached to this Proxy Statement as Appendix A.

     All materials filed with the Securities and Exchange Commission (the "SEC") can be read at the SEC's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.


Date, Time and Place of the Special Meeting (see page 15)

     The special meeting will be held on November 29, 2000, at 10:00 a.m. Pacific Time, at the offices of Morrison & Foerster, LLP, 425 Market Street, 33rd Floor, San Francisco, California 94105.


Purposes of the Special Meeting (see page 15)

     At the special meeting, the Omnis stockholders will be asked to:

       1.Approve the merger and issuance of shares of Omnis common stock to stockholders of PickAx, Inc., a Delaware corporation ("Pick"), and related transactions pursuant to the Agreement and Plan and Merger dated as of August 23, 2000 (the "Merger Agreement") by and among Omnis, Pick, one of the stockholders of Pick, Gilbert Figueroa (the "Named Pick Stockholder"), and Raining Merger Sub, Inc. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Omnis (the "merger");

       2.Approve   amendments  to  the   Company's   Restated   Certificate   of
         Incorporation to (a) change the name of the Company to "Raining Data Corporation" and (b) increase the number of authorized shares of common stock of the Company from Twenty Million (20,000,000) to Thirty Million (30,000,000); and

       3.Transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.


Voting Rights of Stockholders (see page 15)

     The board of directors of the Company (the "Board of Directors" or the "Board") has set the close of business on October 20, 2000 as the record date for determining stockholders entitled to vote at the special meeting. Pursuant to the Company's Bylaws, the holders of fifty percent of the Company's stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders. At the special meeting, on all matters, each share of common stock, par value $0.10 per share, of the Company has one vote and each share of preferred stock, par value $1.00 per share, of the Company is treated as though it has been converted into 1.667 shares of common stock for purposes of voting pursuant to the Restated Certificate of Incorporation of the Company.

     As at October 20, 2000, there were 10,277,832 shares of the Company's common stock outstanding and 300,000 shares of the Company's preferred stock outstanding.

     Any proxy given by a stockholder may be revoked by the stockholder at any time before it is voted by delivering a written notice of revocation to the Secretary of Omnis, by executing and delivering a later-dated proxy or by attending the special meeting and giving oral notice of your intention to vote in person. Attendance at the special meeting by a stockholder who has executed and delivered a proxy to Omnis will not in and of itself constitute a revocation of the proxy.

Required Vote for Approval

     Although the stockholder approval of the merger is required by the Omnis stockholders under Nasdaq rules, applicable to companies listed on the Nasdaq SmallCap Market, the approval of the merger by the stockholders of the Company is not required under Delaware law. The proposals numbered 1 and 2 require the affirmative vote of the holders of a majority of the shares of Omnis common stock and preferred stock (treated as though converted into 1.667 shares of common stock) voting together as a class, present, or represented, and voting at the Omnis special meeting.


Quorum, Abstentions, Broker "Non-Votes"

     Shares that are voted "FOR," "AGAINST," or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the special meeting with respect to such matter. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker "non-votes" may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker "non-votes" should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker "non-votes" with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and accordingly will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter. However, broker "non-votes" will have the same effect as a vote against any proposal which requires the approval of a majority of all outstanding shares of voting stock of the Company.


Recommendation of the Omnis Board of Directors

     The Board of Directors has unanimously approved the Merger Agreement. The Board believes that the terms of the Merger Agreement are fair to, and in the best interests of, Omnis and its stockholders, and unanimously recommends that holders of shares of Omnis common stock and preferred stock vote "FOR" approval of the merger and the issuance of Omnis common stock to the stockholders of Pick and related transactions pursuant to the merger.

     The Board of Directors further has unanimously approved and recommends that Omnis stockholders vote to amend the Company's Restated Certificate of Incorporation to change the Company's name and increase the number of authorized shares of common stock of the Company.


Accountants will be Present at the Special Meeting

     The current principal accountant of the Company is Grant Thornton LLP. A representative from Grant Thornton LLP will be present at the special meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


The Companies Involved in the Merger

     The name, address and phone number of the principal executive offices of the parties to the merger, as well as a description of each party's business, is as follows:


Omnis Technology Corporation

   981 Industrial Way, Bldg. B
   San Carlos, California 94070-4117
   Attn: Investor Relations
     (650) 632-7100

     Omnis develops multi-platform software development tools and provides technical support and training services for the use of such software. The Company's products are designed to allow customers to develop software solutions which can be continuously enhanced to respond to changing business and technical needs. The Company's products support the full life cycle of applications and are designed for rapid development and deployment of sophisticated Web and client/server applications, providing true reuse of software objects and the ability to integrate objects from disparate programming languages on a number of different operating system platforms. The Company's products are used by corporations, system integrators, independent software vendors, small businesses and independent consultants to deliver custom software solutions for a wide range of uses including financial management, decision support, executive information, sales and marketing, and multi-media authoring systems. In addition to these products, the Company provides technical support and training to help plan, analyze, implement, and maintain application software based on the Company's technology.

     The Company was incorporated under the laws of the State of Delaware on August 5, 1987 pursuant to a reorganization of predecessor companies originally incorporated under the laws of England in 1983. As used herein, the "Company" refers to Omnis Technology Corporation and its consolidated subsidiaries. In the first quarter of fiscal year 1998, Blyth Software, Inc. changed its name to Omnis Software Inc., Blyth Holdings Limited changed its name to Omnis Holdings Limited, Blyth Software Limited changed its name to Omnis Software Limited, and Blyth Software GmbH changed its name to Omnis Software GmbH. In September 1997, the Company's stockholders approved a proposed change of the parent company's name from Blyth Holdings, Inc. to Omnis Technology Corporation.


PickAx, Inc.

   17500 Cartwright Road
   Irvine, California 92614
   (800) 367-7425

     Pick is the parent Delaware corporation of a group of computer software development, marketing, sales and distribution companies providing database management software. Pick was formed as a Delaware corporation on January 31, 2000 for the purpose of acquiring Pick Systems (sometimes referred to as and also known as Pick or Pick Systems, Inc.) and its affiliates and international subsidiaries. Pick is headquartered in Irvine, California.


Raining Merger Sub, Inc.

   981 Industrial Way, Bldg. B
   San Carlos, California 94070-4117
   Attn: Investor Relations
   (650) 632-7100

     Merger Sub is a Delaware corporation organized by Omnis for the purpose of effecting the merger. It has no material assets and has not engaged in any activities other than in connection with the merger.


Summary Terms of the Merger

     What Pick Stockholders Will Receive (see page 17)

     The closing of the transactions contemplated by the Merger Agreement is scheduled to occur at 1:00 p.m. on the second business day after the day on which certain conditions in the Merger Agreement are either satisfied or waived (the "Closing"), at the offices of Pick located at 17500 Cartwright Road, Irvine, California 92614. The merger, however, will not become effective until all of the conditions provided in the Merger Agreement are satisfied or waived and the merger certificate is filed with the Secretary of State of the State of Delaware (the "Effective Time"). Under the Merger Agreement, as at the Effective Time, Merger Sub will be merged with and into Pick. Pick, as the surviving corporation will become a wholly-owned subsidiary of Omnis.

     As at the Effective Time, each share of common stock, $0.01 par value per share, of Merger Sub, issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, $0.01 par value per share, of Pick. In addition, each outstanding share of common stock, $0.01 par value per share, of Pick (the "Pick Common Stock") shall be cancelled and extinguished and automatically converted into the number of shares of Omnis common stock (the "Omnis Common Stock") based on an Exchange Ratio of 0.50916 shares of Omnis Common Stock for each one share of Pick Common Stock ("Exchange Ratio"). This Exchange Ratio is not fixed but was based on the following formula as negotiated by the parties and contained in the Merger Agreement: the greater of (i) 39,700,000 divided by the average bid closing price of the Omnis Common Stock during the twenty (20) days prior to the two trading days prior to August 23, 2000, the date of the Merger Agreement (the "Average Omnis Stock Price") divided by the fully diluted Pick Common Stock or (ii) 0.5 multiplied by an amount equal to 13,176,000 divided by all of the shares of Pick Common Stock computed on a fully diluted basis (the
"Exchange Formula"). The Exchange Formula provides for alternative determinations of the Exchange Ratio between the relative values of Omnis and Pick common stock, with the objective of achieving a fair exchange in the merger.

     The Exchange Formula was negotiated by representatives of each of Omnis and Pick on an arm's length basis commencing in May 2000. The parties agreed for these purposes on a negotiated fixed value of all Pick Common Stock for purposes of the Merger Agreement equal to $39,700,000, determined on a fully diluted basis and excluding any assumption of convertible debt by Omnis. In the case of Omnis this negotiated fixed value was determined in consultation with the valuation consulting firm of Alliant Partners of Palo Alto, California. The reference to the number "39,700,000" in the first part of the Exchange Formula represents this negotiated fixed value. This number is divided by the average Omnis stock price for the stated period prior to the date of the Merger Agreement and by the number of shares of Pick Common Stock determined on a fully diluted basis, to produce one measure of the relationship between the negotiated value of such Pick Common Stock and the relevant trading value of Omnis Common Stock.

     The alternative ratio of 0.5 in the second part of the Exchange Formula was negotiated by representatives of the parties on an arm's length basis, also in consultation with the Alliant Partners valuation consulting firm in the case of Omnis. This ratio is intended to represent an alternative measure of the relationship between the deemed value of the Pick Common Stock and the deemed value of Omnis Common Stock, as a ratio of 0.5 shares of Omnis Common Stock for each one share of Pick Common Stock. This factor is then adjusted by the product of 13,176,000 over the then actual number of shares of Pick Common Stock on a fully diluted basis. The reference to the number "13,176,000" in this part of the Exchange Formula was based on the total number of shares of Pick Common Stock as of the original negotiations for the merger between the parties, determined on a fully diluted basis. The further adjustment of the ratio is intended to take into account any subsequent changes in the actual number of Pick shares on a diluted basis as of the relevant date of determination.

     As of August 23, 2000, the date of the Merger Agreement, there were 12,938,984 actual shares of Pick Common Stock in existence determined on a fully diluted basis. Therefore the Exchange Ratio was computed as 0.50916, or
0.5 x (13,176,000/12,938,984).

     No fractional shares of Omnis Common Stock shall be issued in the merger. In lieu of fractional shares, the stockholders of Pick will receive an amount in cash, without interest, determined by multiplying the fractional interest to which the stockholders of Pick would otherwise be entitled by the Average Omnis Stock Price.

     The maximum number of shares of Omnis Common Stock into which Pick Common Stock is exchangeable (the "Maximum Shares") shall be determined by applying the above Exchange Ratio. Ninety percent (90%) of the Maximum Shares shall be issued to the stockholders of Pick as at the Effective Time. The remaining ten percent (10%) of the Maximum Shares (the "Holdback Shares") shall be held in escrow at Union Bank of California, N.A. (the "Escrow Agent") at 475 Sansome Street, 12th Floor, San Francisco, California 94111, Attention: The Corporate Trust Department, or a comparable bank or financial institution. The Holdback Shares will be issued to the stockholders of Pick in the event the revenues of both Pick and Omnis combined after the merger (sometimes referred to as the "combined companies") reach certain levels; and in the case of the Named Pick Stockholder, if the representations and warranties of that stockholder are not breached. See "Special Factors About The Proposed Merger" on page 17.

     The shares of Omnis Common Stock issuable in the merger will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), subject to the Registration Rights Agreement (defined below), and may not be resold except under limited circumstances.

     Pick Options

     All options to purchase Pick Common Stock that were identified in the Merger Agreement (the "Pick Options") shall be assumed by Omnis, provided, that each such option shall be exercisable for the number of shares of Omnis Common Stock equal to the product of the number of shares of common stock that were issuable upon exercise of the option immediately before the Effective Time multiplied by the Exchange Ratio and the per share exercise price for the shares of Omnis Common Stock issuable upon exercise of such options shall be equal to the quotient determined by dividing the exercise price in effect immediately prior to the Effective Time by the Exchange Ratio. All other options to purchase Pick Common Stock that were not identified in the Merger Agreement shall terminate as of the Closing. The Pick Options shall continue to be subject to the terms provided in their respective option agreements including the terms and conditions set forth in the Pick 2000 Stock Plan and/or as provided in the respective option agreements governing such Pick Options. The Pick Options assumed by Omnis shall be registered on Form S-8 under the Securities Act, as soon as practicable after the Closing Date, but in no event more than 30 days after the Closing Date.

     Pick Warrants

     All warrants to purchase Pick Common Stock that were identified in the Merger Agreement (the "Pick Warrants") shall be cancelled and exchanged for comparable Omnis warrants (the "Omnis Warrants") and each holder of Pick Warrants shall be required to consent to the exchange as a condition of the Closing. The Omnis Warrants will be exercisable for ninety percent (90%) of that number of shares of Omnis Common Stock as determined after application of the Exchange Ratio (the "Maximum Warrant Shares"). The remaining ten percent (10%) of the Maximum Warrant Shares will become exercisable only upon the combined companies reaching certain revenue targets. Each of the Omnis Warrants will be exercisable at the times and subject to the additional conditions set forth in the warrants.

     Exchange of Convertible Debt

     At the Effective Time, certain convertible debt of Pick held by Astoria Capital Partners, LP, a California limited partnership ("Astoria"), as identified in the Merger Agreement shall be cancelled and terminated and a new promissory note and warrant for shares of Omnis Common Stock shall be issued by Omnis to the holder. See "Special Factors About The Proposed Merger" on page 17.

     Ownership of Omnis following the Merger

     Pick stockholders will receive approximately 2,746,089 shares of Omnis Common Stock in the merger. The holders of Pick Warrants will receive warrants for approximately 2,307,822 shares of Omnis Common Stock. In addition, Omnis will assume the Pick Options which shall be exercisable for a total of approximately 308,015 shares of Omnis Common Stock. As of the Effective Time of the merger in December 2000, on an actual basis former Pick stockholders (excluding Astoria) will own approximately 16% of the outstanding shares of Omnis Common Stock following the merger. In addition, Astoria will own approximately 39% of the outstanding shares of Omnis Common Stock after the merger.

     On a fully diluted basis, assuming the exercise of all Pick stock options and Pick warrants assumed in the merger, following the merger Pick stockholders (excluding Astoria) will own approximately 21% of the outstanding shares of Omnis Common Stock.


Conditions to the Completion of the Merger (see page 36)

     Omnis and Merger Sub are not obligated to complete the merger unless a number of conditions are satisfied. These conditions include but are not limited to the following: (a) the completion of due diligence to the reasonable satisfaction of Omnis; (b) the delivery of the required documentation; (c) the approval of the merger by the board of directors of Pick and by the stockholders of each of Omnis, Pick and Merger Sub; (d) the written consent of the holders of Pick Warrants (the "Pick Warrant Holders") to the transaction;
(e) the issuance of a fairness opinion to Omnis and Merger Sub from Alliant Partners; (f) the execution and delivery of Employment and Non-Competition Agreements for key employees on terms reasonably satisfactory to Omnis; (g) the obtaining of an additional Four Million Dollars ($4,000,000) in financing by Pick from Astoria on acceptable terms; (h) the consummation by Pick of certain asset acquisitions from General Automation; (i) limits on the percentage of Pick stockholders claiming appraisal rights from the merger; (j) the absence of material changes or legal proceedings relating to the merger; (k) the discharge or satisfaction or settlement of certain Pick liabilities prior to the Closing; and (l) the absence of material breaches in the representations and warranties of Pick or the Named Pick Stockholder.

     Additionally, the Merger Agreement provides that the obligations of Pick and the Named Pick Stockholder to complete the merger are subject to various conditions, including but not limited to the following: (a) the completion of due diligence to the reasonable satisfaction of Pick, (b) delivery of the Registration Rights Agreement (in the form attached to the Merger Agreement), duly executed by Omnis; (c) delivery of the Employment and Non-Competition Agreements for key employees duly executed by Pick, as the surviving corporation and (d) the approval of the merger by the board of directors and stockholders of Omnis and Merger Sub. In addition, as a condition to Closing, the Credit Facility Agreement issued to Omnis by Astoria in December 1999 and as amended as of April 30, 2000 and August 31, 2000 and October 19, 2000 (See below "--Interests of Other Parties in the Merger") must be cancelled and converted into the appropriate number of shares of Omnis Common Stock.


Termination of the Merger Agreement (see page 40)

     Omnis may terminate the Merger Agreement prior to the Closing if there is a material breach of any covenant or obligation of Pick or the Named Pick Stockholder contained in the Merger Agreement or any of the other agreements related to the merger (collectively the "Transactional Agreements") or in the Voting Agreement (defined below) and such breach has not been cured within ten
(10) business days after written notice of such breach is given to Pick.

     Pick may terminate the Merger Agreement prior to the Closing if there is a material breach of any covenant or obligation of Omnis contained in any of the Transactional Agreements and such breach has not been cured within ten (10) business days after written notice of such breach is given to Omnis.

     Either Omnis or Pick can terminate the Merger Agreement before the Closing if the Closing has not taken place on or before December 1, 2000 due to no fault of the terminating party; or by the mutual written consent of the parties.


Voting Agreement

     As a condition to the merger, the Named Pick Stockholder executed and delivered to Omnis a Voting Agreement (the "Voting Agreement") in which he is required to vote shares representing 27.9% of the presently issued and outstanding Pick capital stock in favor of the merger. Astoria and Mr. Timothy Holland, also stockholders of Pick representing an additional 28.4% of the presently issued and outstanding Pick capital stock, also have executed and delivered to Omnis separate Voting Agreements.

     On October 11, 2000 a special meeting of the stockholders of Pick was held for the purposes of considering the merger. Approximately ninety-one percent of the stockholders voted to approve the merger.

     You are urged to read the Voting Agreement, a form of which is attached as Appendix B to this Proxy Statement, in its entirety.


Registration Rights Agreement (see page 40)
     As a condition to each party's obligation to complete the merger, the stockholders of Pick, the Pick Warrant Holders and Omnis, must execute a Registration Rights Agreement (the "Registration Rights Agreement"). The Registration Rights Agreement grants the stockholders of Pick and the Pick Warrant Holders the right to have their shares of Omnis Common Stock registered with the SEC under certain circumstances as well as piggyback rights in the event Omnis registers its common stock pursuant to Form S-3 of the Securities Act.

     You are urged to read the Registration Rights Agreement, a form of which is attached as Appendix C to this Proxy Statement, in its entirety.


Interests of Other Parties in the Merger (see page 40)

     Some directors of Omnis have or had interests in the merger that differ from those of stockholders generally. Mr. James Dorst resigned as a director of the Company as of August 14, 2000, and pursuant to the terms of his resignation the right to exercise options granted to Mr. Dorst as a director was fully vested and extended until March 31, 2001. In addition, Mr. Philip Barrett, another director of the Company, will resign prior to the Effective Time as a condition to the merger and the Board of Directors of the Company will appoint Mr. Gilbert Figueroa, currently Chief Executive Officer of Pick, to replace Mr. Barrett.

     Astoria currently holds substantial interests in the capital stock of both Omnis and Pick. As of October 20, 2000 Astoria owned over thirty nine percent (39%) of the capital shares of Omnis on an as converted basis. In addition, on October 20, 2000 Astoria owned 1,280,000 shares of common stock of Pick and also owned senior convertible debt securities and warrants permitting Astoria to acquire approximately 17,593,500 additional shares of common stock of Pick, thereby making Astoria the controlling stockholder of Pick. The President of the general manager of Astoria, Richard Koe, is also a director of Pick.

     Astoria currently holds a warrant to purchase additional shares of Omnis Common Stock and a promissory note issued by Omnis in the principal amount of Three Million Dollars ($3,000,000) (the "Credit Facility Agreement"). Prior to or at the Closing of the merger, the Credit Facility Agreement and the outstanding warrant issued to Astoria by Omnis will be converted into approximately 497,512 shares of Omnis Common Stock equal to the total principal and interest due under the Credit Facility Agreement divided by an agreed warrant exercise price equivalent to the per share value of Omnis Common Stock computed pursuant to the Exchange Ratio under the Merger Agreement.

     In addition, under the Merger Agreement Astoria will be entitled to receive a new warrant for additional shares of Omnis Common Stock and to be issued a new promissory note in exchange and cancellation of an existing convertible debt security issued to Astoria by Pick on March 15, 2000 in the principal amount of Seventeen Million Three Hundred Thousand Dollars ($17,300,000) (the "Pick Note"). As at the Closing, the Pick Note shall be cancelled and a new separate promissory note (the "Omnis Note") in the principal amount of $17,300,000 plus accrued interest and a warrant to purchase Five Hundred Thousand (500,000) shares of the Omnis Common Stock at a warrant exercise price of Seven Dollars ($7.00) per share (the "Astoria Warrant") pursuant to a Note and Warrant Purchase Agreement, shall be entered into between Omnis and Astoria and subject to various terms and conditions therein. A copy of the Note and Warrant Purchase Agreement, the Omnis Note, and the Astoria Warrant, substantially in the forms to be signed as of the Closing and each of which sets forth their respective terms and conditions are attached as Appendix D, Appendix E and Appendix F to this Proxy Statement respectively and should be read carefully in their entirety.


Our Financial Advisor Has Provided an Opinion that the Consideration to Be Paid to Pick Stockholders in the Merger Is Fair to Omnis Stockholders (see page 21)

     Alliant Partners of Palo Alto, California ("Alliant") has acted as financial advisor to Omnis in connection with the evaluation of the merger.
Alliant has met and consulted with an independent committee of directors of Omnis established to evaluate the merger. Alliant also has met with the Board of Directors and delivered a written opinion, dated August 23, 2000, to the Omnis Board of Directors that as of that date and based upon and subject to the various limitations, qualifications and assumptions stated in the opinion, that the merger consideration to be paid to the Pick stockholders, option holders, warrant holders and the holder of the Pick convertible debt is fair to the stockholders of Omnis from a financial point of view.

     A copy of the written opinion of Alliant, which sets forth the assumptions made, matters considered and limitations on the reviews undertaken, is attached as Appendix G to this Proxy Statement and should be read carefully in its entirety.

We Anticipate the Merger Will Not Result in Federal Income Tax to Omnis (see page 26)

     We intend that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and that no gain or loss will be recognized by Omnis, Merger Sub, or Pick as a result of the merger.


We Expect to Use Purchase Accounting (see page 26)

     The merger is expected to be treated as a purchase transaction for accounting and financial reporting purposes.


The Board and Management of Omnis Will Change After the Merger (see page 26)
     Gilbert Figueroa, the current Chief Executive Officer of Pick, will become the sole director and officer of Pick after the merger, when Pick will be a wholly owned subsidiary of Omnis. In addition, immediately prior to the Effective Time Philip Barrett, a director of Omnis, will resign as a director of Omnis. His resignation shall become effective as of the Effective Time. The remaining directors of Omnis shall then appoint Gilbert Figueroa as a director of Omnis to fill the vacancy created by the resignation of Mr. Barrett. In addition, pursuant to the Merger Agreement three of the current officers of Omnis (Philip Barrett, Gwyneth Gibbs and Geoffrey Wagner), must resign as officers of Omnis no later than the Effective Time and the Board of Directors must appoint the following persons as officers of Omnis: Bryce J. Burns, as Chairman of the Omnis Board of Directors, Gilbert Figueroa, as Chief Executive Officer and President, Richard Lauer as Chief Operating Officer and Vice President, Scott Anderson as Vice President, Finance; Treasurer and Secretary, Mario Barrenechea as Vice President, Timothy Holland as Vice President and Gwyneth Gibbs as President of the Omnis Technology Division. The appointment of the new officers shall become effective as of the Effective Time. In this connection Mr. Burns was appointed the Chairman of Omnis by the Board of Directors on September 22, 2000.

     In  addition,  Mr.  James  Dorst  resigned on October 16, 2000 as the Chief
Operating Officer and Chief Financial Officer to the Company. Mr. Dorst's successors have not been hired as of this time but the Company intends to identify and hire a successor Chief Financial Officer as soon as practicable.


Omnis Stockholders Are Not Entitled to Appraisal Rights (see page 28)

     Under Delaware law, holders of Omnis Common Stock and Omnis preferred stock are not entitled to dissent from the merger or exercise any appraisal rights with respect to the merger. Omnis is not a "constituent corporation" to the merger for purposes of Section 262 of the Delaware General Corporation Law.



Regulatory Approval is Not Required

     There is no federal or state regulatory consent or approval required in connection with the proposed merger subject to applicable federal and state securities laws. Omnis is not required to furnish information or materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission in connection with the merger.


Forward-Looking Statements in This Proxy Statement

     This Proxy Statement contains forward-looking statements with respect to the Company's and Pick's financial condition, results of operations and business and on the expected impact of the merger on the Company's financial performance and the future prospects of the combined companies. When used in this Proxy Statement, the words "anticipate," "expect," "intend," "plan," "believe," "seek," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. In evaluating the merger, you should carefully consider the discussion of risks and uncertainties in the section entitled "Risk Factors" on page 12 of this Proxy Statement.

             SELECTED HISTORICAL FINANCIAL DATA OF OMNIS AND PICK

     The following selected historical financial data of Omnis and Pick have been derived from their respective audited and unaudited historical financial statements. This information should be read in conjunction with the following financial statements and notes that are included elsewhere in this Proxy Statement.


Omnis Technology Corporation, Inc.

Consolidated Balance Sheets, March 31, 2000 and 1999
Consolidated Statements of Operations, years ended March 31, 2000 and 1999 Consolidated Statements of Stockholders' Equity (Deficiency), years ended March 31, 2000 and 1999
Consolidated Statements of Cash Flows, years ended March 31, 2000 and 1999 Condensed Consolidated Balance Sheets September 30, 2000 (unaudited) and March 31, 2000
Condensed Consolidated Statements of Operations for six months ended September 30, 2000 (unaudited) and 1999 (unaudited)
Condensed Consolidated Statements of Cash Flows for six months ended September 30, 2000 (unaudited) and 1999 (unaudited)


Pick Systems, Inc.

Consolidated Balance Sheets, February 29, 2000 and February 28, 1999 Consolidated Statements of Operations, years ended February 29, 2000 and February 28, 1999
Consolidated Statements of Comprehensive Loss, years ended February 29, 2000 and February 28, 1999
Consolidated Statements of Shareholders' Equity, years ended February 29, 2000 and February 28, 1999
Consolidated Statements of Cash Flows, years ended February 29, 2000 and February 28, 1999


PickAx, Inc.

Condensed Consolidated Balance Sheets, August 31, 2000 (unaudited) and August 31, 1999 (unaudited)
Condensed Consolidated Income Statement for six months ended August 31, 2000 (unaudited) and August 31, 1999 (unaudited)
Condensed Consolidated Statement of Cash Flows for six months ended
August 31, 2000 (unaudited) and August 31, 1999 (unaudited)

                           Omnis Selected Historical Financial Data
                                 (Fiscal year ending March 31)
                            (in thousands except per share amounts)

                                                                                                   Six Months Ended
                                                                                                 ---------------------
                                            1996       1997        1998       1999       2000     9/30/99    9/30/00
                                         ---------- ---------- ----------- --------- ----------- --------- -----------
Net Sales .............................. $13,703    $10,400    $7,983      $5,859    $6,210      $2,556    $2,072
Operating income (loss) ................ (5,768)    (6,636)    (8,281)      (538)    (4,574)      (966)    (3,291)
Net income (loss) per share ............  (4.41)     (6.67)     (4.07)     (0.41)     (0.48)     (0.10)     (0.33)
Total Assets ........................... 10,841     10,047      3,415      2,557      3,178      2,256      3,993
Cash dividends declared per
 common share ..........................     --         --         --         --         --         --         --
Cash and cash equivalents ..............  5,129      6,150        242        271      1,238        363        621
Working Capital (deficit) ..............  5,635      5,528     (3,016)       390     (1,086)        15     (3,347)
Long Term Liabilities ..................     26      1,646        111         28         --          6      1,003
Shareholders' Equity (deficit) .........  7,792      5,332     (1,255)     1,262       (163)       797     (2,004)

                                     Pick Systems and PickAx Selected Historical Financial Data
                                                  (Fiscal year ending February 28)
                                                (in thousands, except per share data)

                                                                 Pick Systems, Inc. (1)                           PickAx (2)
                                         ----------------------------------------------------------------------- -----------
                                                                                                        Six Months Ended
                                                                                                     -----------------------
                                             1996        1997        1998        1999        2000      8/31/99     8/31/00
                                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Sales ..............................  $ 12,710    $ 12,697    $ 13,853    $ 15,754    $ 17,334    $  8,867    $   7,102
Cost of Sales ..........................       741         713         629         800         694         362          496
Operating income (loss) ................       964      (1,081)       (398)        612      (1,436)        538       (3,279)
Net income (loss) ......................       832      (1,079)       (394)         10      (1,879)         51       (4,220)
Total Assets ...........................     5,672       7,592       7,503       7,831       7,122       7,999       28,630
Cash dividends declared per
 common share ..........................        --          --          --          --          --          --           --
Cash and cash equivalents ..............     1,012         321         504         616         755       1,145          779
Working Capital (deficit) ..............     1,224       1,986       1,161       3,758       3,225      (1,426)     (27,429)
Long Term Liabilities ..................        36       2,188       1,986       2,905       3,675          --           --
Shareholders' Equity (deficit) .........     3,581       2,536       2,149       2,120         289       2,204       (2,736)

------------
(1) Pick Systems, Inc. financial results for the fiscal years ending February 28, 1996, 1997, 1998, 1999, and 2000 are derived from the audited Consolidated Financial Statements of Pick Systems, Inc. The six months ending August 31, 1999 and August 31, 2000 are derived from the Consolidated Financial Statements of Pick Systems Inc. and PickAx, Inc., respectively, which have not been audited.

(2) The financial data for PickAx, was derived from the Consolidated statements of PickAx, Inc. which are unaudited and contained elsewhere in this Proxy Statement. PickAx, Inc. acquired substantially all of the common stock of Pick Systems, Inc. on March 16, 2000. PickAx, Inc. was formed to effect this acquisition and had no material financial activity prior to this date. The results for the six months ending August 31, 2000 include the results of PickAx, Inc. stand-alone from March 1, 2000 through March 16, 2000 combined with the results of PickAx, Inc. consolidated with Pick Systems, Inc. from March 17, 2000 through August 31, 2000.

                                 RISK FACTORS

     This Proxy Statement contains forward-looking statements with respect to the Company's and Pick's financial condition, results of operations and business and on the expected impact of the merger on the Company's financial performance and the future prospects of the combined companies. When used in this Proxy Statement, the words "anticipate," "expect," "intend," "plan," "believe," "seek," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

     In addition to the other information included in this Proxy Statement, you should carefully consider the following risk factors in determining how to vote on the merger. These matters should be considered in conjunction with the other information included in this Proxy Statement, including the other factors that affect the Company's business that are discussed beginning on page 62 of this Proxy Statement.


We may not be able to successfully integrate Pick and achieve the benefits expected to result from the merger.

     The merger will present challenges to management, including the integration of the operations, product lines, technologies and personnel of Omnis and Pick, and special risks, including possible unanticipated liabilities, unanticipated costs and diversion of management attention.

     We cannot assure you that we will successfully integrate or profitably manage Pick's business. In addition, we cannot assure you that, following the transaction, the combined businesses will achieve increased sales levels, profitability, efficiencies or synergies or that the merger will result in increased earnings for the combined companies in any future period. The difficulties of combining the operations of Omnis and Pick are complicated by the necessity of coordinating geographically separated organizations and by the substantial changes in the senior management of Omnis. The process of integrating operations could cause an interruption of, or loss of momentum in, the activities of the Company's businesses, including the business acquired in the merger. Additionally, the combined companies may experience slower rates of growth as compared to historical rates of growth of Omnis and Pick independently. Although the Omnis Board of Directors believes that the merger is in the best interests of Omnis and its stockholders, we cannot assure you that the companies will realize the anticipated benefits of the merger.


Despite the best efforts of both Omnis and Pick, the merger may not be completed, which may harm our business, results of operations, and financial condition.

     In the event that the merger is not consummated, we will be subject to a number of material risks, including (1) the incurring of large legal, accounting, financial advisory and other fees and costs in connection with the merger, all of which must be paid even if the merger is not completed, (2) potential harm to our reputation and goodwill, and (3) the failure to meet the expectations of public market analysts and investors that the merger would be consummated. As a result, the market price of our common stock may decline and our business, results of operations, and financial condition may be harmed.

We may not be able to obtain the financing necessary to cover the costs of the merger and resulting integration of the two companies or may only be able to do so on unfavorable terms.

     Upon consumation of the merger, the businesses of Pick and Omnis will be integrated and we will bear all the expenses incurred by both Pick and Omnis in connection with the merger, including the costs associated with filing this Proxy Statement. As of August 31, 2000, Pick had negative working capital of $27,429,000 (of this amount approximately $17.3 million represents short-term debt which will be reclassified as long-term debt post-transaction), which will impose additional post merger financing requirements on us. In order to obtain additional funds in the future for its continued operation, the Company will need to seek additional equity or debt capital. Astoria and other major shareholders have expressed the willingness to provide additional funds but no legally binding commitment has been made.

     On September 22, 2000 the Board of Directors determined that the Company would seek to raise additional equity capital prior to December 31, 2000 of between $5 Million to $10 Million by means of a private placement of common stock of the Company at an issue price in the range of $6 per share. Such private placement may be contingent on the closing of the merger, and the amount and timing and other terms of such private placement are subject to change. There is no assurance that the Company will be able to raise additional capital on commercially reasonable terms if at all. The raising of any such capital would be dilutive to the Omnis stockholders.

We may be exposed to liabilities that are not covered by the indemnification available under the Merger Agreement, which may harm our results of operations and financial condition.

     Upon consummation of the merger, Pick will continue to be subject to all of its known and unknown liabilities as a subsidiary of Omnis; and Omnis may also be subject to liabilities of Pick or its subsidiaries under various legal theories or in connection with any consolidated tax or financial reporting. The actual business or assets of Pick or its subsidiaries also may not be consistent with the business or assets expected by Omnis in connection with the merger. We believe, based on the due diligence conducted and to be conducted prior to the Closing of the merger and based on detailed written representations and warranties made by Pick in the Merger Agreement that we have or will have accurately assessed such liabilities and such business and assets prior to the merger. However, it is possible that liabilities may arise in the future which we did not discover or anticipate or which were not known to any party to the merger; or that there will be adverse changes in the expected business or assets of Pick or its subsidiaries. Most of the current management of Pick only recently became affiliated with Pick and its subsidiaries and do not have thorough knowledge or experience concerning the historical performance and transactions of Pick and its subsidiaries. To the extent liabilities of Pick or its subsidiaries or information concerning such businesses or assets are not disclosed by or are inconsistent with such due diligence or such representations and warranties made in the Merger Agreement the Company may have no recourse or remedies for such liabilities. In this connection the Company may have a claim for indemnification from the Named Pick Stockholder, Gilbert Figueroa, pursuant to the Merger Agreement, or other Pick stockholders or representatives in the event of fraud. However there can be no assurance that Omnis will have adequate remedies in the event a substantial liability of Pick is asserted against Omnis or in the event the business or assets of Pick or its subsidiaries have been misrepresented to Omnis.

     Gilbert Figueroa, the current Chief Executive Officer of Pick, is the only stockholder of Pick who has entered into and signed the Merger Agreement as the Named Pick Stockholder and may be the only stockholder that can be held liable for any breach under the Merger Agreement. Pursuant to the Merger Agreement Mr. Figueroa has made a series of representations and warranties to Omnis to the effect that the representations and warranties of Pick are true and accurate in all material respects to the knowledge of Mr. Figueroa. Some of the obligations of Mr. Figueroa are subject to substantial limitations, including but not limited to his knowledge of the matters that are the subject of such obligations and the expiration of these obligations as provided in the Merger Agreement. While these obligations are also subject to indemnification by Mr. Figueroa and a security interest for a period of time under the Merger Agreement, there can be no assurance that Omnis will have adequate remedies in the event of a breach of these obligations or that the Named Pick Stockholder would not be able to seek legal protections in the event of any claims by Omnis that would prevent Omnis from recourse to Mr. Figueroa.


Our Board of Directors and management will change substantially after the merger.

     Upon consummation of the merger, the composition of our Board of Directors and senior management will change substantially. Gilbert Figueroa, the current Chief Executive Officer of Pick, will be the sole director and officer of Pick after the merger. In addition, immediately prior to the Effective Time, Philip Barrett, a director and the Chairman of the Board, will resign as director of Omnis. His resignation shall become effective as of the Effective Time. The remaining directors of Omnis shall then appoint Gilbert Figueroa as a director of Omnis to fill the vacancy created by the resignation of Mr. Barrett. In addition, each of Philip Barrett, Gwyneth Gibbs and Geoffrey Wagner, three officers of Omnis prior to the Effective Time, must resign as officers of Omnis and the Board of Directors must appoint the following persons as officers of
Omnis: Bryce J. Burns, as Chairman of the Board of Directors, Gilbert

Figueroa, as Chief Executive Officer and President, Richard Lauer as Chief Operating Officer and Vice President, Scott Anderson as Vice President, Finance; Treasurer and Secretary, Mario Barrenechea as Vice President, Timothy Holland as Vice President and Gwyneth Gibbs as President of the Omnis Technology Division. The appointment of the new officers shall become effective as of the Effective Time. In this connection Mr. Burns was appointed the Chairman of Omnis by the Board of Directors on September 22, 2000.

     In addition, Mr. James Dorst resigned on October 16, 2000 as the Chief Financial Officer of the Company. Mr. Dorst's successor has not been hired as this time but the Company intends to identify and hire a successor Chief Financial Officer as soon as practicable.

     We cannot guarantee that the new Board of Directors or management as a whole will have similar expertise and experience in the management of our business. While the majority of the members of the Board of Directors of the Company should remain the same for a period of time following the merger, none of the principal officers or managers of the Company following the merger, other than Mrs. Gibbs, will have had any experience in the management of Omnis or its current business or in managing the combined corporate group. This lack of experience in the principal business of Omnis or new challenges that our new Board of Directors and management may face could harm our business, results of operation and financial condition.

     The merger of Omnis and Pick is being accounted for using the purchase method of accounting as prescribed by Accounting Principles Board Opinion No.
16. Under this accounting treatment, the excess of the cost of acquiring Pick over the fair market value of the assets and liabilities of Pick assumed will be recorded as goodwill. This goodwill cost could be substantial. Omnis intends to amortize this goodwill on a straight line basis over a 10 year period.


A small number of stockholders will control Omnis after the merger.

     Immediately following the merger, Astoria and the other current stockholders of Pick collectively will hold a majority interest in the voting stock of Omnis and will have control over the combined companies. Without limiting the foregoing, the members of the Board of Directors of Omnis following the merger may not be reelected or otherwise may be replaced by such stockholders pursuant to Delaware law. The following chart sets forth the stockholders that will hold, on an actual basis (basic shares outstanding), approximately 55% of the Omnis Common Stock after the merger. Of Astoria's post-transaction common stock ownership in Omnis, 34% (or 89% of its post transaction ownership) is a result of its pre-transaction ownership in Omnis.

     Astoria -- 39%

     Pick Stockholders -- 16%

                  INFORMATION CONCERNING THE SPECIAL MEETING


Date, Time and Place of the Special Meeting

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Omnis Technology Corporation, a Delaware corporation, of proxies to be voted at the special meeting of stockholders to be held on November 29, 2000, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Stockholders of record on October 20, 2000, will be entitled to vote at the special meeting. The special meeting will be held on November 29, 2000 at 10:00 a.m. Pacific Time at the offices of Morrison & Foerster, LLP, 425 Market Street, 33rd Floor, San Francisco, California 94105, (415) 268-6465.

     This Proxy Statement and the enclosed proxy card were first mailed to stockholders on November 16, 2000.


Purposes of the Special Meeting

     At the Omnis special meeting, holders of Omnis Common Stock and preferred stock will consider and vote upon proposals to:

      1. Approve the merger and issuance of shares of Omnis Common Stock to stockholders of Pick and related transactions pursuant to the Merger Agreement;

      2. Approve amendments to the Company's Restated Certificate of Incorporation to (a) change the name of the Company to "Raining Data Corporation" and (b) increase the number of authorized shares of common stock from 20,000,000 to 30,000,000; and

      3. Transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

     For a description of the terms of the merger and share issuance proposal, see "Proposal No. 1--Approval of the Merger" on page 32. For a description of the amendments to the Restated Certificate of Incorporation of Omnis see "Proposal No. 2--Approval of the Amendments of the Company's Restated Certificate of Incorporation" on page 42. Stockholders of Omnis also will consider and vote on any other matter that may properly come before the meeting.

     Neither Delaware law nor the Omnis Restated Certificate of Incorporation require Omnis to obtain stockholder approval of the merger. However, due to the number of shares of Omnis Common Stock to be issued in the merger, Nasdaq rules separately require Omnis to obtain stockholder approval of the issuance of the shares. Stockholder approval of the merger and the issuance of shares as requested in this Proxy Statement and described in the Merger Agreement will constitute the approval required by Nasdaq for the issuance of the Omnis Common Stock in connection with the merger.


Voting Rights of Stockholders

     The close of business on October 20, 2000, has been fixed as the record date for determining the holders of shares of Omnis Common Stock and preferred stock entitled to notice of and to vote at the special meeting and at any adjournments thereof. As of the close of business on the record date, Omnis had 10,277,832 shares of its common stock outstanding and entitled to vote at the special meeting, held by 175 stockholders of record and 300,000 shares of its preferred stock outstanding and entitled to vote at the special meeting, held by one stockholder of record. The presence at the special meeting of a majority of these shares of common and preferred stock, either in person or by proxy, will constitute a quorum for the transaction of business at the special meeting. An automated system administered by the Company's transfer agent will tabulate stockholder votes. On all matters, each share of common stock of the Company has one vote and each share of preferred stock of the Company is treated as though it has been converted into 1.667 shares of common stock for purposes of voting pursuant to the Restated Certificate of Incorporation of the Company.

     If any stockholder is unable to attend the special meeting, the stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors, and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders of Omnis are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of common stock or preferred stock represented by the proxy will be voted FOR Proposals 1 and 2 and will be voted in the proxy holders' discretion as to other matters that may properly come before the special meeting.

     As of October 20, 2000, directors and executive officers of Omnis and their affiliates were beneficial owners of an aggregate of 4,707,982 shares of Omnis Common Stock (inclusive of any shares issuable upon the exercise of stock options remaining unexercised as of that date), or approximately 39.65% of the 11,876,446 shares of Omnis Common Stock that were issued and outstanding on a fully diluted basis. See "Security Ownership of Certain Beneficial Owners and Management" on page 60 of this Proxy Statement.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.


Solicitation of Proxies

     The Company is soliciting proxies in connection with this Proxy Satement. The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, letter, or electronic mail.

                   SPECIAL FACTORS ABOUT THE PROPOSED MERGER

     This section of the Proxy Statement describes aspects of the proposed merger. To the extent that it relates to the Merger Agreement and the terms of the merger, the following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. All Omnis stockholders are urged to read the Merger Agreement.


General

     The Merger Agreement provides that the merger will be consummated if the required approval of the Omnis stockholders is obtained and all other conditions to the merger are satisfied or waived as provided in the Merger Agreement. Upon consummation of the merger, Merger Sub shall be merged with and into Pick as a "reverse triangular merger" and the separate existence of Merger Sub shall cease thereby making Pick a fully owned subsidiary of Omnis.

     As at the consummation of the merger (the "Effective Time") each share of common stock, $0.01 par value per share, of Merger Sub, issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, $0.01 par value per share, of Pick. In addition, each share of common stock, $0.01 par value per share, of Pick (the "Pick Common Stock") shall be cancelled and extinguished and automatically converted into the number of shares of common stock of Omnis (the "Omnis Common Stock") determined by applying the following formula (the "Exchange Ratio"): the greater of (i) 39,700,000 divided by the average bid closing price of the Omnis Common Stock during the twenty (20) days prior to the two trading days prior to August 23, 2000, the date of the Merger Agreement (the "Average Omnis Stock Price"), divided by the fully diluted Pick shares or (ii) 0.5 multiplied by that number equal to 13,176,000 divided by all of the shares of Pick Common Stock computed on a fully diluted basis. The shares of Omnis Common Stock issuable in the merger will not be registered under the Securities Act, subject to the Registration Rights Agreement, and may not be resold except under limited circumstances. The Exchange Ratio has been computed as 0.50916.

     No fractional shares of Omnis Common Stock shall be issued in the merger. In lieu of fractional shares, the stockholders of Pick will receive an amount in cash, without interest, determined by multiplying the fractional interest to which the stockholders of Pick would otherwise be entitled by the Average Omnis Stock Price.

     The maximum number of shares of Omnis Common Stock into which Pick Common Stock is exchangeable (the "Maximum Shares") shall be determined by applying the above Exchange Ratio. Ninety percent (90%) of the Maximum Shares shall be issued to the stockholders of Pick as at the Effective Time. The remaining ten percent (10%) of the Maximum Shares (the "Holdback Shares") shall be held in escrow at Union Bank of California, N.A. at 475 Sansome Street, 12th Floor, San Francisco, California 94111, Attention: The Corporate Trust Department, or a comparable bank or financial institution. The Holdback Shares will be issued to the stockholders of Pick in the event the revenues of the combined companies after the merger reach certain levels; and in the case of the Holdback Shares of the Named Pick Stockholder, if the representations and warranties of that stockholder are not breached as provided in the Merger Agreement.

     The Holdback Shares will be held in escrow and released pursuant to the terms and conditions of the Merger Agreement, in the event the combined companies achieve the following "Revenue Targets" within approximately thirteen months of the Effective Time (the "Earnout Measurement Period"): (i) if at least $22,500,000 in gross revenues, then a certain percentage of the Holdback Shares will be released in an amount determined by applying a specified formula provided in the Merger Agreement, and (ii) if at least $25,000,000 in gross revenues, then all of the Holdback Shares will be released. The release of the Holdback Shares is subject to potential claims of Omnis against the Holdback Shares of Gilbert Figueroa as the Named Pick Stockholder in the event of certain breaches of representations and warranties under the Merger Agreement. All of the Holdback Shares will be cancelled and not released by the Company if the combined companies do not reach the minimum revenue target of $22,500,000 within the Earnout Measurement Period.

     All previous holders of Pick Common Stock that receive shares of Omnis Common Stock will have the rights, as holders of Omnis Common Stock, provided by the Restated Certificate of Incorporation and Bylaws of the Company, each as are amended from time to time, as well as the Delaware General Corporation Law. The consideration to be received by the stockholders of Pick in the merger is more fully described in the section entitled "Consideration to Be Received by Security Holders" on page 32 of this Proxy Statement.

     Based upon the capitalization of Omnis as of October 20, 2000, the stockholders of Pick including Astoria, will own approximately 61% of the outstanding Omnis Common Stock following consummation of the merger, assuming the conversion of all options and warrants at a market price of $8.36. Astoria will hold approximately 29% as a result of its pre-transaction ownership of Omnis Common Stock. Excluding Astoria, the stockholders of Pick will own approximately 21% of the outstanding shares of Omnis Common Stock.

     Pick Option Holders

     All options to purchase Pick Common Stock that were identified in the Merger Agreement (the "Pick Options") shall be assumed, provided, that each such option shall be exercisable for the number of shares of Omnis Common Stock equal to the product of the number of shares of common stock that were issuable upon exercise of the option immediately before the Effective Time multiplied by the Exchange Ratio and the per share exercise price for the shares of Omnis Common Stock issuable upon exercise of such options shall be equal to the quotient determined by dividing the exercise price in effect prior to the Effective Time by the Exchange Ratio. All other options to purchase Pick Common Stock that were not identified in the Merger Agreement shall terminate as of the Closing. The Pick Options shall continue to be subject to the terms provided in their respective option agreements including the terms and conditions set forth in the Pick 2000 Stock Plan and/or as provided in the respective option agreements governing such Pick Options. The Pick Options assumed by Omnis shall be registered on Form S-8 under the Securities Act as required by the Merger Agreement.

     Pick Warrant Holders

     All warrants to purchase Pick Common Stock that were identified in the Merger Agreement (the "Pick Warrants") shall be cancelled and exchanged for comparable Omnis warrants ("Omnis Warrants"); and each holder of Pick Warrants shall be required to consent to the exchange as a condition of the Closing. The Omnis Warrants will be exercisable for ninety percent (90%) of that number of shares of Omnis Common Stock as determined after application of the Exchange Ratio (the "Maximum Warrant Shares"). The remaining ten percent (10%) of the Maximum Warrant Shares will become exercisable only upon the combined companies reaching certain revenue targets. Each of the Omnis Warrants will be exercisable at the times and subject to the additional conditions set forth in the warrants.


Exchange of Convertible Debt

     At the Effective Time, certain convertible debt of Pick held by Astoria, as identified in the Merger Agreement shall be cancelled and terminated and a new promissory note and warrant for shares of Omnis Common Stock shall be issued by Omnis to the holder.


Ownership of Omnis following the Merger

     Pick stockholders will receive approximately 2,746,089 shares of Omnis Common Stock in the merger. The holders of Pick Warrants will receive warrants for approximately 2,307,822 shares of Omnis Common Stock. In addition, Omnis will assume the Pick Options which shall be exercisable for a total of approximately 308,015 shares of Omnis Common Stock. As of the Effective Time of the merger in December 2000, on an actual basis (basic shares outstanding) former Pick stockholders will own approximately 16% of the outstanding shares of Omnis Common Stock following the merger. This excludes Astoria which is currently the holder of 4,075,044 shares of Omnis Common Stock and 300,000 shares of preferred stock of Omnis without reference to the merger.

     On a fully diluted basis, utilizing the Treasury Stock Method at an assumed average market stock price of $7.49 (the average for the quarter ended September 30, 2000) and assuming the exercise of all

Pick stock options and Pick warrants assumed in the merger, following the merger Pick stockholders (excluding Astoria) will own approximately 21% of the outstanding shares of Omnis Common Stock. In addition, Astoria will own approximately 40% of the outstanding shares of Omnis stock after the merger.


Background of the Merger

     The management of Omnis, the management of Pick and the representatives of Astoria commenced discussions about a possible merger or other business combination or relationship between the two corporate groups in late March, 2000, following the acquisition of Pick by Astoria, certain members of Pick management and outside investors. The management of the Company was first informed of the availability of the Pick group for a possible merger from Richard Koe, the principal of Astoria. From these initial discussions the parties determined that there was a solid basis for a merger or other relationship given the potential combined strengths and complementary nature of the respective products and management of the corporate groups. On March 28, 2000 the parties executed a confidentiality agreement relating to the potential transaction.

     The Board of Directors of Omnis first discussed the matter in detail at its meeting on April 7, 2000. At that meeting the Board decided to continue to explore the possibility of the business combination. To this end the Board appointed an independent committee of directors (the "Independent Committee") to consider and negotiate the terms and conditions of a proposed business combination with the Pick group, if deemed by the Independent Committee to be in the best interests of Omnis and its stockholders.The members of the Independent Committee are directors Phillip Barrett, Bryce J. Burns and Douglas Marshall. Each of the members of the Independent Committee has certified to the Company that he has (i) no known financial interests or ties involving or other affiliations or obligations of any kind to any of Pick; any subsidiary or creditor of Pick; any officer or director or stockholder of Pick; Astoria or its principal Richard Koe; or (ii) any interests or ties or affiliations or obligations to any other person or entity that would unduly influence or compromise his independence of judgment in connection with the proposed transactions. James Dorst, the Chief Financial Officer of Omnis, also assisted the Independent Committee in its work.

     Following the April 7, 2000 meeting, under the direction of the Independent Committee, the companies began to actively discuss the practical aspects of a business combination, including various terms and conditions of a merger and required due diligence.

     Upon the recommendation of the Independent Committee, on April 21, 2000, the Company retained Alliant Partners of Palo Alto, California ("Alliant") to render a written opinion regarding the fairness of the merger with Pick, from a financial point of view, to the Omnis stockholders. On July 31, 2000, Alliant representatives met with and made a detailed presentation to the Independent Committee regarding its proposed fairness opinion, and at that meeting the members of the Independent Committee had the opportunity to fully question the Alliant representatives concerning the assumptions and bases for the opinion. The proposed fairness opinion also was fully discussed with Alliant representatives at two meetings of the Board of Directors of the Company on August 2 and August 23, 2000. On August 23, 2000 Alliant rendered its fairness opinion to Omnis regarding the proposed transaction. See further discussion below and the section on "Opinion of Alliant" on page 21 of this Proxy Statement.

     The Independent Committee formally met to discuss and deliberate on the proposed Pick merger transaction for a total of 10 meetings, held on May 12, May 17, May 19, May 25, May 30, June 20, July 18, July 31, August 2 and August 23, 2000. Representatives of Alliant and legal counsel for Omnis were present at the majority of these meetings to consult with and assist the Independent Committee as needed. Members of the Independent Committee also had numerous additional discussions concerning the proposed transaction with legal counsel and with the Chief Financial Officer of Omnis.

     The Independent Committee and the other members of the Board of Directors also attended a extensive presentation by the management of Pick on May 17, 2000 regarding the assets, liabilities and business prospects of Pick and the proposed terms of the merger at that time. Members of the Independent Committee have individually discussed these matters and the proposed terms of the merger with officers and directors of Pick and reported such discussions to the full Board.

     In May 2000, the Company completed substantially all of its internal financial due diligence. The Independent Committee also instructed legal counsel for the Company, Morrison & Foerster LLP, to conduct a legal review of the Pick entities. This legal due diligence was substantially concluded prior to August 23, 2000 and will be concluded in its entirety prior to the closing of the merger.

     During April, May and June of 2000, members of the management and the engineering staff of Omnis visited the Pick offices on a number of occasions and met with representatives of Pick, including Gilbert Figueroa (Chief Executive Officer and President of Pick), Richard Lauer (Chief Operating Officer of Pick), Scott Anderson (Chief Financial Officer of Pick), Mario Barrenechea (Vice President, Marketing and e-Commerce) and Timothy Holland (Chief Technology Officer of Pick) regarding the potential business combination and to gain a more detailed understanding of Pick's business, focusing primarily on the financial, sales and marketing organizations, identity of key distributors and users of Pick products, and the software and technical development process and capabilities of the Pick entities.

     On August 2, 2000 the Board of Directors met in San Francisco to review the financial and strategic business implications of the proposed merger, as well as to resolve some of the issues which had arisen in negotiations between the parties. Versions of the Merger Agreement and related documents had been previously circulated to the Independent Committee and the other members of the Board for review. At the August 2 meeting representatives of Alliant were present and reported on their preliminary conclusions regarding the fairness of the Pick transaction to the Omnis stockholders. At the meeting, the Independent Committee then presented its report to the Board on the proposed transaction with Pick. In its report the Independent Committee unanimously recommended to the Board that Omnis and Merger Sub enter into and consummate the merger transaction with Pick, subject to the issuance of the final Alliant fairness opinion and satisfactory conclusion of due diligence.

     The Board also resolved by unanimous vote at the August 2 meeting to establish August 26, 2000 (later changed by the Board to October 20, 2000) as the record date for the stockholders of Omnis for all purposes of voting at the special meeting and on the proposed Pick merger transaction. The Board also resolved by unanimous vote to approve amendments to the Restated Certificate of Incorporation of the Company to (a) change the name of the Company to "Raining Data Corporation" and (b) increase the number of authorized shares of common stock of the Company from 20,000,000 to 30,000,000; and to recommend approval of the foregoing actions to the stockholders of Omnis in connection with the special meeting.

     Final negotiations involving specific language of the Merger Agreement and related key documents were conducted following the August 2 meetings.

     Upon   final  negotiation  of  the  terms  and  conditions  of  the  Merger
Agreement, on August 23, 2000, the Independent Committee and the Board of Directors held further meetings to review the Merger Agreement and related documents as well as the financial and the strategic business implications of the proposed organization and the attendant risks and benefits. Additional copies of these agreements were circulated to the Board, including members of the Independent Committee, and to Alliant prior to the meeting. At the August 23 meeting, the Independent Committee reaffirmed its recommendation that the merger transaction with Pick should be consummated, and representatives of Alliant discussed the proposed merger with the Board and presented their fairness opinion, which the Board reviewed. After further discussion the Board of Directors unanimously voted to approve the merger and the Merger Agreement and to recommend to the Omnis shareholders that the Omnis shareholders vote in favor of the merger and the issuance of shares to effectuate the merger. After such approval, Omnis and Pick executed and delivered the Merger Agreement and publicly announced the transaction.

     On September 22, 2000 the Board of Directors further met and voted to set the record date for the special meeting of stockholders as October 20, 2000. On November 7, 2000 the Board further resolved to set the date of the special meeting as November 29, 2000, to be held at 10:00 a.m. Pacific Time at the offices of Morrison & Foerster LLP in San Francisco, California.

     On October 11, 2000 the shareholders of Pick held a meeting and ninety-one percent of the outstanding shares of Pick common stock were voted in favor of the merger.

Recommendation of the Omnis Board; Reasons of Omnis for the Merger

     The Board has unanimously approved the terms of the Merger Agreement and the merger, believes that the terms of the Merger Agreement are fair to, and in the best interests of, Omnis and its stockholders, and unanimously recommends that the stockholders of Omnis vote FOR approval of the Merger Agreement, including the issuance of the shares of Omnis Common Stock to the stockholders of Pick in connection with the merger.

     The Board has concluded that the financial aspects of the proposed merger are fair to, and in the best interests of, Omnis and its stockholders. The Board also has concluded that the proposed merger is in the best interests of Omnis and its stockholders because, among other reasons (i) the combined value of the assets and stock of the two companies, their respective present and projected revenues and earnings, and their business plans and prospects appear favorable, (ii) the Company will require additional financing within the next several months and the merger should substantially increase the likelihood that substantial additional funding can be obtained, whether in the secondary market or otherwise, (iii) the merger provides the opportunity for an integrated product line and much stronger sales and marketing resources and experience than the Company currently possesses, and (iv) key technical personnel from the Company have had substantive meetings with their counterparts at Pick and have reported that the effective integration of the technical products and staff of the two companies is probable.

     In reaching its conclusion that the proposed merger is fair to, and in the best interests of, Omnis and its stockholders, the Board also considered, among other factors:

      1. current industry, economic and market conditions;

      2. presentations by the Company's management with respect to, and the fairness opinion rendered by Alliant in connection with the merger;

      3. the recommendation of the Independent Committee of the Omnis Board of Directors for the merger;

      4. the terms of the Merger Agreement;

      5. the accounting and tax treatment of the merger;

      6. alternative sources of equity or debt proceeds of the Company; and

      7. the opportunity for Omnis stockholders to participate in a larger, more diversified company.

     In view of the variety of factors considered in connection with its evaluation of the merger, the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Omnis Board may have given different weights to different factors.


Opinion of Alliant

     Pursuant  to  an  engagement  letter  dated  April 21, 2000, Omnis retained
Alliant Partners of Palo Alto, California to render an opinion regarding the fairness of the merger with Pick, from a financial point of view, to the Omnis stockholders.

     On August 23, 2000, the Board met and approved the merger. At this meeting, Alliant delivered to the Board its opinion in writing, (the "Alliant Opinion"), that as of August 23, 2000, and based on the matters described therein, the total of all forms of consideration provided by Omnis to Pick and its stockholders, warrant holders, option holders, and debt holders was fair, from a financial point of view, to the Omnis stockholders. Alliant noted that its presentation on the financial terms of the merger was based on the closing stock price of Omnis on August 22, 2000. No limitations were imposed by Omnis on the scope of Alliant's investigations or the procedures to be followed by Alliant in rendering the Alliant Opinion. The consideration provided to Pick was determined through negotiations between the management of Omnis and Pick. In furnishing the Alliant Opinion, Alliant was not engaged as an agent or fiduciary of Omnis' stockholders or any other third party.

     The full text of the Alliant Opinion, which sets forth, among other matters, assumptions made, matters considered and limitations on the review undertaken, is attached hereto as Appendix G and is incorporated herein by reference. Stockholders of Omnis are urged to read the Alliant Opinion in its entirety. The Alliant Opinion was prepared for the benefit and use of the Independent Committee and the Board of Directors in their consideration of the merger and does not constitute a recommendation to stockholders of Omnis as to how they should vote at the special meeting of stockholders in connection with the merger. The Alliant Opinion does not address the relative merits of the merger and any other transactions or business strategies discussed by the Board of Directors as alternatives to the Merger Agreement or, except with respect to the fairness of the Exchange Ratio, from a financial point of view, to the holders of Omnis Common Stock, the underlying business decision of the Board of Directors to proceed with or effect the merger. The summary of the Alliant Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the Alliant Opinion.

     In connection with the preparation of the Alliant Opinion, Alliant, among other matters: reviewed the terms of the draft of the Merger Agreement and the associated exhibits thereto distributed through August 23, 2000; reviewed the Omnis Form 10-KSB for the fiscal years ended March 31, 2000 and 1999, including the audited financial statements included therein; reviewed certain financial projections prepared by Omnis management; participated in discussions with Omnis management concerning the operations, business strategy, financial performance and prospects for Omnis; reviewed the recent reported closing prices and trading activity for Omnis Common Stock; reviewed the Pick Business Plan; reviewed the audited financial statements of Pick for the years ending February 28, 1997, 1998, and 1999; reviewed the unaudited financial statements of Pick for the year ending February 28, 2000; reviewed the unaudited financial statement of Pick for the quarter ending May 31, 2000; reviewed the unaudited Pick Balance Sheet dated May 31, 2000; reviewed certain financial projections prepared by Pick management; participated in discussions with Pick management concerning the operations, business strategy, financial performance and prospects for Pick and its strategic rationale for the merger; considered the effect of the merger on the future financial performance of the consolidated entity; participated in discussions related to the merger among Pick, Omnis and their financial and legal advisors; and conducted other financial studies, analyses and investigations as Alliant deemed appropriate for purposes of its opinion.

     In conducting its review and arriving at the Alliant Opinion, Alliant relied upon and assumed the accuracy and completeness of the financial statements and other information provided by Omnis and Pick or otherwise made available to Alliant and did not assume responsibility independently to verify such information. Alliant further relied upon the assurances of Omnis' and Pick's management that the information provided was prepared on a reasonable basis in accordance with industry practice and with respect to financial planning data, reflected the best currently available estimates and good faith judgments of Omnis' and Pick's management as to the expected future financial performance of Omnis and Pick and that such parties were not aware of any information or facts that would make the information provided to Alliant incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of the Alliant Opinion, Alliant assumed that Omnis was not a party to any pending transaction, including external financing, recapitalizations, acquisitions or merger discussions, other than the merger or in the ordinary course of business. Additionally, Alliant assumed that Pick was not a party to any pending transaction, including external financing, recapitalization, acquisition or merger discussions, other than the acquisition of certain Pick assets held by General Automation. Alliant also assumed that the merger would be free of federal tax to the holders of Omnis Common Stock.

     In arriving at the Alliant Opinion, Alliant did not perform any appraisals or valuations of specific assets or liabilities of Omnis or Pick and was not furnished with any such appraisals or valuations.

     Without limiting the generality of the foregoing, Alliant did not undertake any independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which Omnis, Pick or any of their respective affiliates was a party or may be subject and, at Omnis' direction and with its consent, the Alliant Opinion made no assumption concerning and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. Although developments following the date of the Alliant Opinion may affect the Alliant Opinion, Alliant assumed no obligation to update, revise or reaffirm the Alliant Opinion.

     Following is a summary explanation of the various sources of information and valuation methodologies employed by Alliant in conjunction with rendering its opinion to the Omnis Board of Directors.

Comparable Company Analysis. Alliant compared certain financial information and valuation ratios relating to Omnis to corresponding publicly available data and ratios from a group of selected publicly traded companies deemed comparable to Omnis. The comparable companies selected included six publicly traded companies in the Information Management Software sector. Financial information reviewed by Alliant included each company's: Enterprise Value, calculated as the market capitalization of the selected company, plus such company's debt, less such company's cash; Trailing Twelve Months ("TTM", defined as the most recent four quarters as filed with the SEC) Revenue; TTM EBITDA ("EBITDA" defined as Earnings Before Interest Taxes Depreciation and Amortization, adjusted to exclude nonrecurring items); TTM EBT ("EBT" defined as Earnings Before Taxes, adjusted to exclude nonrecurring items); Debt/Equity ratio; Adjusted EBITDA Margin; Adjusted EBT Margin; Adjusted EBT/Equity; Adjusted EBT/Assets; Calendar Year 1999 Revenue and Growth Rate; Calendar Year 2000 Projected Revenue and Growth Rate; Calendar Year 2001 Projected Revenue and Growth Rate; Current Fiscal Year EPS Growth Rate; and Next Fiscal Year EPS Growth Rate. Companies included in the Information Management Software sector included: Informix, Oracle, Pervasive Software, Progress Software, Sybase, and Versant.

     The comparable companies had an Enterprise Value/TTM Revenue ratio range of 22.7x to 0.5x with a weighted narrow average (narrow average excludes the highest and lowest estimates) of 1.5x; Enterprise Value/Adjusted EBITDA ratio range of 66.0x to 3.1x with a weighted narrow average of 7.9x; Enterprise Value/Adjusted EBT ratio range of 72.1x to 4.3x with a weighted narrow average of 20.3x. After making certain adjustments for differences in liquidity, performance and size, this analysis yielded an implied Pick Enterprise Value of $44.2 million.

     No company utilized as a comparison in the Comparable Company Analysis is identical to Omnis or Pick. In evaluating the comparable companies, Alliant made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Omnis or Pick.

Comparable Transaction Analysis. Alliant reviewed nine comparable merger and acquisition transactions from May 1994 through the present, which involve sellers sharing many characteristics with Pick including revenue size, products offered and business model. These comparable transactions of companies in the Information Management Software sector: Computer Associates' acquisition of The Ask Group; Pilot Software's acquisition of Platinum Equity Holdings; Platinum Technology's acquisition of Logic Works; Hyperion Software's acquisition of Arbor Software; Oracle's acquisition of Versatility; Oracle's acquisition of Concentra; Informix's acquisition of Red Brick Systems; Ardent Software's acquisition of Prism Solutions; and Informix's acquisition of Ardent Software.

     The Acquisition Price/TTM Revenue ratio of the nine transactions range from 371.7x to 19.2x with a weighted average of 62.8x. The Acquisition Price/TTM EBITDA and the Acquisition Price/TTM Net Income ratios did not result in meaningful multiples since primarily all of the companies either had negative EBITDA/earnings or did not disclose the trailing twelve months EBITDA/earnings. This analysis yielded an implied Pick value of $56.6 million.

     Estimated multiples paid in the comparable transactions were based on information obtained from public filings, public company disclosures, press releases, industry and popular press reports, databases and other sources. No company, transaction or business used in the Comparable Company Analysis or Comparable Transaction Analysis as a comparison is identical to Omnis or the merger. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition, public trading and other values of the comparable companies, comparable transactions or the business segment, company or transactions to which they are being compared.

Discounted Cash Flow Analysis. Alliant estimated the present value of the projected future cash flows of Pick (which included the projected revenue of the General Automation product line) on a stand-alone basis using internal financial planning data prepared by the management of Pick for the years ending

March 31, 2001 through March 31, 2003. Alliant obtained a terminal valuation based on the average of three terminal value methods: narrow average TTM Revenue Multiple derived from the Comparable Companies Analysis applied to 2003 revenues; narrow average Adjusted EBITDA Multiple derived from the Comparable Companies Analysis applied to 2003 Adjusted EBITDA; and narrow average Adjusted EBT Multiple derived from the Comparable Companies Analysis applied to 2003 EBT. In all cases, Alliant used a discount rate of 27%. This analysis yielded an estimated present value of $63.8 million.

Relative Contribution. Alliant analyzed the respective contributions of Omnis and Pick to the total revenues for fiscal years 1999 and 2000 and projected revenue for fiscal years 2000 and 2001. Alliant also evaluated certain Balance Sheet contributions including cash, working capital, total assets, and stockholder's equity. Alliant applied a weighting to the Income Statement and Balance Sheet analysis of 90% and 10%, respectively. Based on the above analysis,  the  relative  contribution  of  Omnis and Pick is 26.54% and 73.46%, respectively, and when applied to the Combined Value (Combined Value was calculated as the Market Capitalization of Omnis plus the weighted average valuation of Pick as determined from the Comparable Company Analysis, Comparable Transaction Analysis, and the Discounted Cash Flow Analysis) produced an estimated value of Pick of $101.2 million.

Pro Forma Merger Analysis. A pro forma merger analysis calculates the EPS accretion/(dilution) of the pro forma combined entity taking into consideration various financial effects, which will result from consummation of the merger. This analysis relies upon certain financial and operation assumptions provided by equity research analysts, publicly available data about Omnis, and financial information prepared by the management of Omnis and Pick. Based on forecasts for Omnis and Pick, the pro forma pooling analysis indicates EPS accretion, before amortization, for the combined companies in fiscal year 2001 and 2002.

     While the foregoing summary describes certain analyses and factors that Alliant deemed material in its presentation to the Board, it is not a comprehensive description of all analyses and factors considered by Alliant. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Alliant believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, would create an incomplete view of the evaluation process underlying the Alliant Opinion. Several analytical methodologies were employed and no one method of analysis should be regarded as critical to the overall conclusion reached by Alliant. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The conclusions reached by Alliant are based on all analyses and factors taken as a whole and also on application of Alliant's own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. Alliant therefore gives no opinion as to the value or merit standing alone of any one or more parts of the analysis it performed. In performing its analyses, Alliant considered general economic, market and financial conditions and other matters, many of which are beyond the control of Omnis and Pick. The analyses performed by Alliant are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. Accordingly, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business actually may be purchased. Furthermore, no opinion is being expressed as to the prices at which shares of Omnis Common Stock may trade at any future time.

     Pursuant to the Alliant Engagement Letter dated April 21, 2000, Alliant is to receive a fee of $180,000 for the fairness opinion rendered to the Board of Directors. Omnis has also agreed to reimburse Alliant for its out of pocket expenses and to indemnify and hold harmless Alliant and stockholders, directors, employees or contractors acting on behalf of Alliant for certain losses, claims, damages, expenses and liabilities relating to or arising out of services provided by Alliant as financial advisor to Omnis. The terms of the fee arrangement with Alliant, which Omnis and Alliant believe are customary in transactions of this nature, were negotiated at arm's length between Omnis and Alliant, and the Omnis Board of Directors was aware of such fee arrangements. The payment of such fee was not contingent on any particular outcome.

     Alliant was retained based on Alliant's experience as a financial advisor in connection with mergers and acquisitions and in securities valuations generally, as well as Alliant's investment banking relationship and familiarity with Omnis.

     As part of its investment banking business, Alliant is frequently engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, sales and divestitures, joint ventures and strategic partnerships, private financings and other specialized studies.


Interests of Other Parties in the Merger

     In considering the recommendation of the Board of Directors with respect to the Merger Agreement and the transactions contemplated by the Merger Agreement, Omnis stockholders should be aware that some members of the Board have interests in the merger that are in addition to the interests of the Omnis stockholders generally.

     If the merger and the issuance of Omnis Common Stock to the stockholders of Pick in connection with the merger are approved and completed, Philip Barrett will be asked to resign from the Board of Directors of Omnis at the Effective Time of the merger only to effectuate the merger.

     In addition James Dorst resigned from the Board of Directors on August 14, 2000 in anticipation of the merger. Bryan Sparks was elected as a director by the Board of Directors on the same date to fill the vacancy created by the resignation of Mr. Dorst. In connection with the resignation of Mr. Dorst, the Company's management believed it to be appropriate to accelerate the vesting schedule of stock options granted to Mr. Dorst and to extend his right to exercise until March 31, 2001. For the Company's purposes, the vesting of these options will remain accelerated and the exercise period will remain extended, even if the merger is not consummated. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated by the Merger Agreement.


Interest of Astoria Capital Partners, LP in Both Companies; Relationships with Omnis Directors

     The principal stockholder of Omnis, Astoria Capital Partners, L.P., also holds a controlling interest on a fully diluted basis in Pick, comprised of Pick Common Stock, warrants and convertible debt. This interest was purchased by Astoria and other investors out of a probate proceeding in the State of California on March 16, 2000 on an as-is basis.

     In this connection Pick issued to Astoria a 10 percent Senior Convertible Note, dated March 15, 2000 (the "Pick Note") in the amount of $17,300,000. The Pick Note became due on June 14, 2000, was extended to November 30, 2000. At any time before the maturity of the Pick Note, Astoria has the option to convert any portion of the principal due under the Pick Note to shares of common stock of Pick at an initial conversion price of $1.25 per share. Interest accrues on the principal amount at the rate of 10 percent per annum from March 15, 2000. The Pick Note contains protective provisions in favor of Astoria whereby the initial conversion price is adjusted if Pick issues or sells stock at below the initial conversion price. The protective provisions are in effect also if Pick declares dividends, issues options, or grants any warrants. In the case of a merger or consolidation, the Pick Note and all of its terms are to be assumed by the successor entity.

     The Merger Agreement provides for the transfer of Omnis Common Stock to Astoria having a value substantially greater than Astoria's purchase price for its Pick stock. In addition, Astoria will be entitled to receive a new warrant to purchase Five Hundred Thousand (500,000) shares of the Omnis Common Stock at a warrant exercise price of Seven Dollars ($7.00) per share and to be issued a new promissory note in the principal amount of Seventeen Million Three Hundred Thousand Dollars ($17,300,000) plus accrued interest.

     The combination of Astoria and the stockholders of Pick will hold a controlling interest in the voting stock of Omnis following the merger.

     One of the directors of the Company has a relationship with Richard Koe. Gerald F. Chew, a director of Omnis, is the cousin of Richard Koe.

Federal Income Tax Consequences of the Merger

     The following discussion summarizes the anticipated material federal income tax consequences of the merger that are generally applicable to Omnis under the Code. No foreign, state or local tax considerations are addressed in this discussion.

     The following discussion is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement. The Internal Revenue Service is not precluded from adopting a contrary position. In addition, there can be no assurance  that  future  legislative,  judicial,  or  administrative  changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth in this discussion. Any of these changes or interpretations could be applied retroactively and could affect the tax consequences of the merger to Omnis. The parties have not requested and will not request a ruling from the Internal Revenue Service as to the tax consequences of the merger.

     The anticipated federal income tax consequences of the merger are as follows:

     The  merger  will  constitute  a  "reorganization"  within  the  meaning of
Section 368(a) of the Code, and Omnis, Merger Sub and Pick will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; and none of Omnis, Merger Sub or Pick will recognize gain or loss solely as a result of the merger.


Accounting Treatment

     The merger of Omnis and Pick is being accounted for using the purchase method of accounting as prescribed by Accounting Principles Board Opinion No.
16. Under this accounting treatment, the excess of the cost of acquiring Pick over the fair market value of the assets and liabilities of Pick assumed will be recorded as goodwill. Omnis intends to amortize this goodwill on a straight line basis over a 10 year period. Such amortization will be charged against and will reduce the earnings of the Company.

     The unaudited pro forma condensed combined consolidated financial information contained in this document has been prepared using the purchase accounting method to account for the merger. See "Unaudited Pro Forma Combined Condensed Financial Information Overview" on page 29 of this Proxy Statement.


Management After the Merger

     Directors After the Merger

     Mr. Philip Barrett, a director of the Company, will resign prior to the Effective Time as a condition to the merger and the Board of Directors of the Company will appoint Mr. Gilbert Figueroa, currently Chief Executive Officer of Pick, to replace Mr. Barrett.

     Biographical information with respect to the proposed director of Omnis at the effective time of the merger is set forth below.

     Gilbert Figueroa organized PickAx, Inc. in 1999 to acquire Pick Systems. When PickAx, Inc. acquired Pick Systems in March, 2000, Mr. Figueroa became President and Chief Executive Officer of both PickAx Inc. and Pick Systems. Mr. Figueroa has been involved in the computer industry since 1966 and has co-founded five start-ups, usually as a senior executive in charge of the marketing and sales functions. From 1988 through 1991, Mr. Figueroa served as Executive Vice President of Pick Systems. From 1991 to 1993, Mr. Figueroa partnered Pick Systems with AT&T by founding PICKTel, Inc., an exclusive world-wide distributor of the Pick database products on AT&T hardware and the UNIX operating system. From 1993 until he joined Pick Systems, Mr. Figueroa served as the President of Advanced Litigation Techniques, Inc., a Pick Systems VAR specializing in litigation database applications for large, complex or prolonged legal trials.

     Officers After the Merger

     As provided in the Merger Agreement, as at the Effective Time, each of Philip Barrett, Gwyneth Gibbs and Geoffrey Wagner, three officers of Omnis prior to the Effective Time, must resign as officers of Omnis and the Board of Directors must appoint the following persons as officers of Omnis: Bryce J. Burns, as Chairman of the Omnis Board of Directors, Gilbert Figueroa. as Chief Executive Officer and President, Richard Lauer as Chief Operating Officer and Vice President, Scott Anderson as Vice President, Finance, Treasurer and Secretary, Mario Barrenechea as Vice President, Timothy Holland as Vice President and Gwyneth Gibbs as President of the Omnis Technology Division. The appointment of the new officers shall become effective as of the Effective Time. In this connection, on September 22, 2000 the Board of Directors appointed Bryce J. Burns as chairman of the Board of Directors of the Company.

     Their biographical information is as follows:

     Bryce J. Burns currently heads the Business Planning and Release Management Group of Novell, Inc., a major networking software provider. Previously Burns served as Executive Vice President and Chief Operating Officer of Caldera Systems, Inc., a leader in the provision of Linux-based business solutions and also was President of Applied Medical Informatics, Inc. a medical software company. Mr. Burns holds a BS degree in Medical Biology from the University of Utah and an MBA from Brigham Young University.

     Gilbert Figueroa organized PickAx, Inc. in 1999 to acquire Pick Systems. When PickAx, Inc. acquired Pick Systems in March, 2000, Mr. Figueroa became President and Chief Executive Officer of both PickAx Inc. and Pick Systems. Mr. Figueroa has been involved in the computer industry since 1966 and has co-founded five start-ups, usually as a senior executive in charge of the marketing and sales functions. From 1988 through 1991, Mr. Figueroa served as Executive Vice President of Pick Systems. From 1991 to 1993, Mr. Figueroa partnered Pick Systems with AT&T by founding PICKTel, Inc., an exclusive world-wide distributor of the Pick database products on AT&T hardware and the UNIX operating system. From 1993 until he joined Pick Systems, Mr. Figueroa served as the President of Advanced Litigation Techniques, Inc., a Pick Systems VAR specializing in litigation database applications for large, complex or prolonged legal trials.

     Richard K. Lauer assisted Mr. Figueroa with the acquisition of Pick Systems by PickAx, Inc. and joined Pick Systems in March, 2000 as Executive Vice President and Chief Operating Officer. Mr. Lauer has held executive officer positions at several computer hardware and software companies for over 20 years. He most recently served as Executive Director, Enterprise Solutions Division of Compuware Corporation (1998-1999). He was also President and Chief Operating Officer of Cambridge Parallel Processing (1997-1998) and Chief Operating Officer of Strategic Computer Analysis Systems (1993-1997). From 1986 through 1993, Mr. Lauer served as Vice-President of Sales/Marketing and Business Development at Sequoia Systems. Prior to that time from 1983 through 1986, Mr. Lauer served as Senior Vice President, Sales and Marketing for Pick Systems.

     Scott K. Anderson. Jr. joined Pick Systems in March, 2000 as Vice President, Finance and Administration. Mr. Anderson has served as an executive officer, primarily as Chief Financial Officer, for over 20 years. Before joining Pick Systems, Mr. Anderson was Executive Vice President, Chief Financial Officer and Corporate Secretary of BBE Sound, Inc. for 14 years. He held similar positions with Plaza Communications (1984-1985) and, Dayflo, Inc a computer software start up company (1983-1984). Mr. Anderson also serves on the adjunct accounting faculty at Pepperdine University.

     Mario I. Barrenechea joined Pick Systems in April, 2000 as Vice President, Product Marketing and eCommerce. Mr. Barrenechea has over 16 years of senior management experience primarily with technology companies. He has held executive positions at Ardent Software, Inc., Unidata, Inc., System Builder Technologies and InSync International, Inc. From 1998 until he joined Pick Systems, Mr. Barrenechea served as Director of Product Marketing - DataBase & Tools for Ardent Software, Inc.

     Timothy J. Holland joined Pick Systems in March, 2000 as Senior Vice President and Chief Technology Officer. Mr. Holland has extensive senior level software engineering management experience. He has been an independent consultant since 1993 working primarily with large end users and with an emphasis on quality management systems. Prior to that time, Mr. Holland served as Vice President of Sequoia Systems from 1988 to 1992 and Chief Executive Officer of Concurrent OS Technology, Inc. from 1986 through 1987. From 1978 through 1986, Mr. Holland served as Senior Vice President of Pick Systems. Prior to that he spent 5 years as VP Engineering for one of the largest Pick VARs and 5 years on the consulting staff of Peat Marwick.

     Gwyneth Gibbs was appointed President and interim Chief Executive Officer of Omnis in October 1998, and was elected to the Board of Directors in February 1999. She joined the Company in October 1994, was initially responsible for Research and Development in Europe and subsequently was assigned world wide responsibility for Research and Development in January 1998. Prior to joining the Company, Mrs. Gibbs was Technical Director of an intelligent database start-up for 6 years, and before that held a number of positions in UK development organizations.


Voting Agreement of Certain Pick Stockholders

     As a condition to the merger, the Named Pick Stockholder executed and delivered to Omnis a Voting Agreement (the "Voting Agreement") in which he is required to vote shares representing 27.9% of the presently issued and outstanding Pick capital stock in favor of the merger. Astoria and Mr. Timothy Holland, also stockholders of Pick representing an additional 28.4% of the presently issued and outstanding Pick capital stock, also have executed and delivered to Omnis separate Voting Agreements.

     On October 11, 2000 a special meeting of the stockholders of Pick was held for the purpose of considering the merger. Approximately ninety-one percent of the stockholders voted to approve the merger.


We Will Need to Issue Stock to Astoria and Issued a New Promissory Note and Stock Warrant to Astoria in Connection with the Merger

     Pick issued a convertible note to Astoria on March 15, 2000 in the principal amount of Seventeen Million Three Hundred Thousand Dollars ($17,300,000) in connection with the purchase of Pick Systems (the "Pick Note"). As of the Closing the Pick Note shall be cancelled and a new separate promissory note (the "Omnis Note") in the principal amount of $17,300,000 plus accrued interest and a warrant to purchase Five Hundred Thousand (500,000) shares of the Omnis Common Stock at a warrant exercise price of Seven Dollars ($7.00) per share (the "Astoria Warrant") will be issued by Omnis to Astoria.


Omnis Stockholders Are Not Entitled to Appraisal Rights

     Under Delaware law, stockholders of Omnis are not entitled to dissent from the merger and exercise appraisal rights.


Regulatory Approval is Not Required

     There is no federal or state regulatory consent or approval required in connection with the proposed merger subject to applicable federal and state securities laws. Omnis is not required to furnish information or materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission in connection with the merger.

                    UNAUDITED PRO FORMA COMBINED CONDENSED
                        FINANCIAL INFORMATION OVERVIEW

     On August 23, 2000, pursuant to the Merger Agreement, Omnis agreed to acquire all of the outstanding shares of Pick. The acquisition will be accounted for using the purchase method of accounting and, accordingly, the purchase price will be allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their estimated respective fair values on the acquisition date. The acquisition is expected to be finalized immediately following approval of the transaction by existing Omnis stockholders. The vote on the pending transaction is currently scheduled as part of the special meeting of the Omnis Stockholders for November 29, 2000.

     The following table presents historical financial data of Omnis and Pick which is derived from the financial statements, audited and unaudited, appearing elsewhere in this Proxy Statement. The table also includes unaudited pro forma combined financial data using the purchase method of accounting, assuming the merger had been effective as of the beginning of the periods presented. More information on both of these assumptions appears elsewhere in this Proxy Statement. The pro forma data presented does not purport to be indicative of the results of future operations or the results that would have occurred had the merger been consummated at the beginning of the periods presented. The information set forth below should be read in conjunction with the historical financial statements and notes thereto of Omnis and Pick presented elsewhere in this Proxy Statement. Neither Omnis nor Pick has paid cash dividends for any of the periods presented.

     The unaudited pro forma combined condensed financial information set forth below does not purport to represent what the combined results of operations or financial condition of Omnis would actually have been if the Pick acquisition and the other events noted above had in fact occurred on the dates indicated or to project the future combined results of operations or financial condition of Omnis.

             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                  (unaudited)
                    (in thousands except per share amounts)


                                                    Year Ended March 31, 2000 (1)
                                    --------------------------------------------------------------
                                                                         Pro Forma     Pro Forma
                                        Omnis             Pick          Adjustments     Combined
                                    ------------- -------------------- ------------- -------------
                                                (in thousands, except per share data)
Net Sales .........................   $ 6,210         $   17,334               --      $  23,544
Cost of goods sold ................       472                694               --          1,166
                                      -------         ----------               ---     ---------
Gross profit ......................     5,738             16,640               --         22,378
Selling, general and
 administrative expenses,
 including amortization ...........    10,312            18,256  (2)         8,312        36,880
                                      -------         ----------         ---------     ---------
Operating loss ....................    (4,574)            (1,616)           (8,312)      (14,502)
                                      -------         ----------         ---------     ---------
Interest expense (income) .........       124               (147)(3)         3,544         3,521
Other expense .....................       --                 194               --            194
Income tax expense ................          (2)             396               --            394
                                      -------         ----------         ---------     ---------
Net income (loss) .................   $(4,696)        $   (2,059)        $ (11,856)    $ (18,611)
                                      ========        ==========         =========     =========
Net income (loss) per share:
  Basic and diluted ...............   $ (0.48)                                         $   (1.43)
Number of shares used in per
 share calculations:
  Basic and diluted ...............     9,768                   (4)          3,244        13,012


                                             Six Months Ended September 30, 2000 (1)
                                    ----------------------------------------------------------
                                                                      Pro Forma     Pro Forma
                                        Omnis           Pick         Adjustments    Combined
                                    ------------ ------------------ ------------- ------------
                                              (in thousands, except per share data)
Net Sales .........................   $  2,072      $     7,609            --      $   9,681
Cost of goods sold ................        423              539            --            962
                                      --------      -----------            ---     ---------
Gross profit ......................      1,649            7,070            --          8,719
Selling, general and
 administrative expenses,
 including amortization ...........      4,940          10,646  (2)      3,179        18,765
                                      --------      -----------          -----     ---------
Operating loss ....................     (3,291)          (3,576)        (3,179)      (10,046)
                                      --------      -----------         ------     ---------
Interest expense (income) .........        104             834  (3)      1,772         2,710
Other expense .....................        --               90             --             90
Income tax expense ................        --               --             --            --
                                      --------      -----------         ------     ---------
Net income (loss) .................   $ (3,395)     $    (4,500)      $ (4,951)    $ (12,846)
                                      ========      ===========       ========     =========
Net income (loss) per share:
  Basic and diluted ...............   $  (0.33)                                    $   (0.96)
Number of shares used in per
 share calculations:
  Basic and diluted ...............     10,186                 (4)       3,182        13,368

------------
(1) For purposes of the pro forma combined data, Pick's financial data for its fiscal year ended February 29, 2000 and its fiscal six months ended August 31, 2000 have been combined with the Company's financial data for the fiscal year ended March 31, 2000 and six months September 30, 2000.
(2) To  record  additional  amortization  of  unearned  compensation  expense of
    $1,669 and $834 for the fiscal year and six months presented, respectively. In addition to record the increase in amortization of goodwill of $4,689 and $2,345 for the fiscal year and six months presented, respectively. Also includes amortization of goodwill of $1,954 for the acquisition of Pick Systems by PickAx, for the fiscal year.
(3) To record additional interest expense a result of the assumption of the $17,300 note of $1,384 and $692 for the fiscal year and six months presented, respectively. In addition to reflect additional interest expense associated with the amortization of 500,000 warrants associated with  the  assumption  of  the  same  note of $1,720 and $860 for the fiscal year and six months presented, respectively. To record additional interest expense of $440 and $220 for $4.0 million in short-term debt required to be obtained by PickAx, Inc. prior to the closing of the proposed transaction.
(4) Net additional common shares of Omnis Technology Corporation exchanged for PickAx, Inc. shares.


                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET DATA AT SEPTEMBER 30, 2000(1)
                                                (in thousands)

                                                                              Pro Forma         Pro Forma
                                              Omnis          PickAx          Adjustments         Combined
                                          ------------   -------------   ------------------   -------------
Working capital (deficit) .............     $ (3,347)      $ (27,429)        $  19,800 (2)      $ (10,976)
Net trade accounts receivable .........          818           2,746               --               3,564
Inventories ...........................           14              38               --                  52
Total assets ..........................        3,993          28,630            50,897 (3)         83,520
Long-term debt ........................        1,003             --             13,860 (4)         14,863
Shareholders' equity ..................       (2,004)         (2,736)           52,837 (5)         48,097

------------
(1) For purposes of the pro forma combined data, PickAx's financial data for the six months ended August 31, 2000 have been combined with the Company's financial data for the fiscal quarter ended September 30, 2000. Detailed pro forma balance sheet information may be found on page F-23.
(2) Reclassification of $17,300 in short-term debt to long-term debt and conversion of approximately $3,000 in short-term debt to equity offset by increased accounts payable of approximately $500 to record estimated transaction costs.
(3) Increase in Goodwill of $46,897 comprised of $22,957 of common stock acquired, $19,035 of warrants assumed, $1,669 of vested options assumed and $500 in estimated transaction costs, plus net $2,736 in negative assets acquired. Increase of $4,000 in cash, proceeds from short-term debt of PickAx, Inc. required as a condition to complete the proposed transaction.
(4) Increase in long-term debt reflecting the assumption and reclassification of $17,300 in short-term debt formerly held by PickAx, Inc. and being assumed by Omnis, offset by $3,440 in debt discount recorded to reflect the value of 500,000 warrants associated with such debt.
(5) To reflect the issuance of $22,957 of common stock, $19,035 of warrants assumed, $1,669 of vested options assumed, $3,440 of warrants associated with the assumption of additional long-term debt and the conversion of existing Omnis debt to equity of $3,000 plus net $2,736 in negative assets acquired.


                       PROPOSALS AT THE SPECIAL MEETING


PROPOSAL NO. 1 -- APPROVAL OF THE MERGER

     Under the Merger Agreement, Raining Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of Omnis, will be merged with and into Pick. Pick as the surviving corporation will become a wholly-owned subsidiary of Omnis.

     Upon consummation of the merger, each share of common stock, $0.01 par value per share, of Merger Sub, issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock $0.01 par value per share of Pick. In addition, each outstanding share of Pick Common Stock shall be cancelled and extinguished and automatically converted into a number of shares of Omnis Common Stock determined after application of the Exchange Ratio described in the Merger Agreement.

     The following description of the material terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Appendix A.


Terms of the Merger

Consideration to Be Received by Security Holders

     As at the Effective Time, each share of common stock, $0.01 par value per share, of Merger Sub, issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, $0.01 par value per share, of Pick. In addition, each outstanding share of common stock, $0.01 par value per share, of Pick (the "Pick Common Stock") shall be cancelled and extinguished and automatically converted into the number of shares of Omnis common stock (the "Omnis Common Stock") based on an Exchange Ratio of 0.50916 shares of Omnis Common Stock for each one share of Pick Common Stock ("Exchange Ratio"). This Exchange Ratio is not fixed but was based on the following formula as negotiated by the parties and contained in the Merger Agreement: the greater of (i) 39,700,000 divided by the average bid closing price of the Omnis Common Stock during the twenty (20) days prior to the two trading days prior to August 23, 2000, the date of the Merger Agreement (the "Average Omnis Stock Price") divided by the fully diluted Pick Common Stock or (ii) 0.5 multiplied by an amount equal to 13,176,000 divided by all of the shares of Pick Common Stock computed on a fully diluted basis (the "Exchange Formula"). The Exchange Formula provides for alternative determinations of the Exchange Ratio between the relative value of Omnis and Pick common stock, with the objective of achieving a fair exchange in the merger.

     The Exchange Formula was negotiated by representatives of each of Omnis and Pick on an arm's length basis commencing in May 2000. The parties agreed for these purposes on a negotiated fixed value of all Pick Common Stock for purposes of the Merger Agreement equal to $39,700,000, determined on a fully diluted basis and excluding any assumption of convertible debt by Omnis. In the case of Omnis this negotiated fixed value was determined in consultation with the valuation consulting firm of Alliant Partners of Palo Alto, California. The reference to the number "39,700,000" in the first part of the Exchange Formula represents this negotiated fixed value. This number is divided by the average Omnis stock price for the stated period prior to the date of the Merger Agreement and by the number of shares of Pick Common Stock determined on a fully diluted basis, to produce one measure of the relationship between the negotiated value of such Pick Common Stock and the relevant trading value of Omnis Common Stock.

     The alternative ratio of 0.5 in the second part of the Exchange Formula was negotiated by representatives of the parties on an arm's length basis, also in consultation with the Alliant Partners valuation consulting firm in the case of Omnis. This ratio is intended to represent an alternative measure of the relationship between the deemed value of the Pick Common Stock and the deemed value of Omnis Common Stock, as a ratio of 0.5 shares of Omnis Common Stock for each one share of Pick Common Stock. This factor is then adjusted by the product of 13,176,000 over the then actual number of shares of Pick Common Stock on a fully diluted basis. The reference to the number "13,176,000" in this part of the Exchange Formula was based on the total number of shares of Pick Common Stock as of the original negotiations for the merger between the parties, determined on a fully diluted basis. The further adjustment of the ratio is intended to take into account any subsequent changes in the actual number of Pick shares on a diluted basis as of the relevant date of determination.

     As of August 23, 2000, the date of the Merger Agreement, there were 12,938,984 actual shares of Pick Common Stock in existence determined on a fully diluted basis. Therefore the Exchange Ratio was computed as 0.50916, or
0.5 x (13,176,000/12,938,984).

     No fractional shares of Omnis Common Stock shall be issued in the merger. In lieu of fractional shares, the stockholders of Pick will receive an amount in cash, without interest, determined by multiplying the fractional interest to which the stockholders of Pick would otherwise be entitled by the Average Omnis Stock Price.

     The maximum number of shares of Omnis Common Stock into which Pick Common Stock is exchangeable (the "Maximum Shares") shall be determined by applying the above Exchange Ratio. Ninety percent (90%) of the Maximum Shares shall be issued to the stockholders of Pick as at the Effective Time. The remaining ten percent (10%) of the Maximum Shares (the "Holdback Shares") shall be held in escrow at Union Bank of California, N.A. at 475 Sansome Street, 12th Floor, San Francisco,California 94111, Attention: The Corporate Trust Department, or a comparable bank or financial institution. The Holdback Shares will be issued to the stockholders of Pick in the event the revenues of the combined companies after the merger reach certain levels; and in the case of the Named Pick Stockholder, if the representations and warranties of that stockholder are not breached.

     All options to purchase Pick Common Stock that were identified in the Merger Agreement (the "Pick Options") shall be assumed by Omnis, provided, that each such option shall be exercisable for the number of shares of Omnis Common Stock equal to the product of the number of shares of common stock that were issuable upon exercise of the option immediately before the Effective Time multiplied by the Exchange Ratio and the per share exercise price for the shares of Omnis Common Stock issuable upon exercise of such options shall be equal to the quotient determined by dividing the exercise price in effect prior to the Effective Time by the Exchange Ratio. All other options to purchase Pick Common Stock that were not identified in the Merger Agreement shall terminate as of the Closing. The Pick Options shall continue to be subject to the terms provided in their respective option agreements including the terms and conditions set forth in the Pick 2000 Stock Plan and/or as provided in the respective option agreements governing such Pick Options. The Pick Options assumed by Omnis shall be registered on Form S-8 under the Securities Act.

     All warrants to purchase Pick Common Stock that were identified in the Merger Agreement (the "Pick Warrants") shall be cancelled and exchanged for comparable Omnis warrants ("Omnis Warrants"); and each holder Pick Warrants shall be required to consent to the exchange as a condition of the Closing. The Omnis Warrants will be exercisable for ninety percent (90%) of that number of shares of Omnis Common Stock as determined after application of the Exchange Ratio (the "Maximum Warrant Shares"). The remaining ten percent (10%) of the Maximum Warrant Shares will be exercisable only upon the combined companies reaching certain revenue targets. Each of the Omnis Warrants will be exercisable at the times and subject to the additional conditions set forth in the warrants.

     The Merger Agreement also contemplates as a condition of closing the merger that (1) $17.3 Million in Pick convertible securities plus accrued interest currently being held by Astoria will be cancelled and that Omnis would issue a new straight debt obligation of the Company in the same amount, plus a warrant issued to Astoria for 500,000 shares of Omnis Common Stock; and (2) the $3 Million Omnis promissory note and warrant currently being held by Astoria would be exercised and converted into the appropriate number of shares of Omnis Common Stock prior to or as of the Closing.

     On October 11, 2000 the shareholders of Pick held a meeting and ninety-one percent of the outstanding shares of Pick common stock were voted in favor of the merger.

Pro-Forma Security Ownership of Certain Beneficial Owners and Management After the Merger

     The   following  table  sets  forth  as  of  September  30,  2000,  certain information  with respect to the projected beneficial ownership of the Company's voting  securities  after the merger by (i) any person (including any "group" as that  term  is  used  in Section 13 (d) (3) of the Exchange Act) expected by the
Company  to  be  the  beneficial  owner  of  more  than  5%  of any class of the
Company's  voting  securities  after  the  merger,  (ii)  each director and each nominee  for  director  of  the Company after the merger (iii) each of the named executive  officers  of the Company after the merger, and (iv) all directors and executive officers of the Company as a group.

                                                        Number of     Percent of     Number of     Percent of
                                                        Shares of      Total of      Shares of      Total of
                                                        Preferred      Preferred       Common        Common
                Name and Address (1)                    Stock (2)      Stock (2)       Stock         Stock
----------------------------------------------------   -----------   ------------   -----------   -----------
Astoria Capital Partners L.P.(3) ...................    300,000         100%         7,017,176        39.55%
 6600 SW 92nd Avenue
 Suite 370
 Portland, Oregon 97223
Geoffrey Wagner (4) ................................                                 2,302,500        12.97%
Phillip Barrett (5) ................................                                 1,672,500          9.4%
Matthew Simmons ....................................                                   172,280          1.0%
Larry Barcot (6) ...................................                                   164,311            *
Gerald Chew (7) ....................................                                   119,325            *
Douglas Marshall (8) ...............................                                   119,325            *
Gwyneth Gibbs (9) ..................................                                    32,790            *
David Seaman (10) ..................................                                    28,126            *
Bryce J. Burns .....................................                                       --             *
Bryan Sparks .......................................                                       --             *
Gilbert Figueroa (11) ..............................                                   916,488          5.2%
Richard Lauer (12) .................................                                   229,122          1.3%
Scott Anderson (13) ................................                                   152,748            *
Mario Barrenechea (14) .............................                                   229,122          1.3%
Timothy Holland (15) ...............................                                   330,954          1.9%
All Directors and Officers as a group (16) .........                                 6,469,591         36.5%

------------
* less than 1%
 (1) Except as otherwise indicated below, the persons whose names appear in the table above have sole voting power and investment power with respect to all shares of stock shown as beneficially owned by them, subject to community property laws, where applicable.
 (2) "Preferred Stock" refers to the Series A Convertible Preferred Stock, which is convertible into 1.667 shares of Omnis Common Stock.
 (3) Includes warrants for 500,000 shares of Omnis Common Stock, the conversion of the $3 million dollar credit facility promissory note for 531,000 shares of Omnis Common Stock and the conversion of 3,753,500 shares of Pick Common Stock into 1,911,132 shares of Omnis Common Stock after the merger at an exchange ratio of 0.50916. Excludes assumed conversion of Series A Convertible Preferred Stock and warrants to purchase 26,479 of Omnis Common Stock.
 (4) Includes warrants to purchase 22,500 shares of the Company's common stock convertible within 60 days of October 20, 2000 held by Mr. Wagner, 1,420,000 shares of the Company's common stock owned by Rockport Group LP, of which Mr. Wagner is the sole general partner, 850,000 shares of common stock owned by RCJ Capital Partners LP, of which Rockport Group LP is the sole general partner; Director Geoffrey Wagner is the sole general partner of Rockport Group LP, and 10,000 shares of common stock purchased on April 5, 1999 by a trust of which the reporting person's wife is the sole beneficiary; and the reporting person disclaims beneficial ownership of such 10,000 shares except to the extent of his pecuniary interest in such shares. Grants of warrants subject to qualification with state securities laws.
 (5) Includes warrants to purchase 22,500 shares of the Company's common stock convertible within 60 days of October 20, 2000 held by Mr. Barrett and 1,650,000 shares of the Company's common stock owned by Phillip and Debra Barrett Charitable Remainder Trust, of which Mr. Barrett is a trustor and a trustee. Grant of warrants subject to qualification of state securities laws.
 (6) Represents options to purchase 164,311 shares of the Company's common stock held by Mr. Barcot.
 (7) Represents options to purchase 96,825 shares of common stock and warrants to purchase 22,500 shares of common stock of the Company.
 (8) Represents options to purchase 96,825 shares of common stock and warrants to purchase 22,500 shares of common stock of the Company.
 (9) Includes options to purchase 32,790 shares of the Company's common stock exercisable within 60 days of October 20, 2000.
(10) Includes options to purchase 28,126 shares of the Company's common stock exercisable within 60 days of October 20, 2000.
(11) Represents the conversion of 1,500,000 shares of Pick Common Stock into 764,433 shares of Omnis Common Stock after the merger on a converted basis and includes options to purchase 300,000 shares of Pick Common Stock which will be assumed by Omnis at the time of the merger for options to purchase 152,055 shares of Omnis Common Stock on a converted basis.
(12) Represents options to purchase 450,000 shares of Pick Common Stock which will be assumed by Omnis at the time of the merger on a converted basis. Mr. Lauer will be appointed Chief Operating Officer and Vice President of Omnis as of the Effective Time of the merger.

                                       34




(13) Represents options to purchase 300,000 shares of Pick Common Stock which will be assumed by Omnis at the time of the merger for options to purchase 152,748 shares of Omnis Common Stock on a converted basis. Mr. Anderson will be appointed Vice President, Finance; Treasurer and Secretary of Omnis as of the Effective Time of the merger.
(14) Represents option to purchase 450,000 shares of Pick Common Stock which will be assumed by Omnis at the time of the merger for options to purchase 229,122 shares of Omnis Common Stock on a converted basis. Mr. Barrenechea will be appointed Vice President of Omnis as of the Effective Time of the merger.
(15) Represents the conversion of 250,000 shares of Pick Common Stock into 127,290 shares of Omnis Common Stock after the merger and includes options to purchase 400,000 shares of Pick Common Stock which will be assumed by Omnis at the time of the merger for 203,664 shares of Omnis Common Stock on a converted basis. Mr. Holland will be appointed Vice President of Omnis as of the Effective Time of the merger.
(16) Includes all of the shares, options and warrants described in footnotes 3 to 15.


Other Provisions of the Merger Agreement

     Representations and Warranties

     The Merger Agreement contains representations and warranties by Pick and the Named Pick Stockholder, relating to, among other matters: (i) organization and related matters, (ii) the capitalization of Pick and its subsidiaries and affiliates, (iii) the authority of Pick to enter into the Merger Agreement and the other Transactional Agreements, (iv) the absence, as a result of entering into the Merger Agreement or any of the other Transactional Agreements, of any breach or contravention of Pick's charter documents and any agreements entered into by Pick or any applicable legal requirement, (v) the intellectual property owned or used by Pick and its subsidiaries, (vi) the absence of any proceedings against Pick and its subsidiaries, (vii) the financial statements of Pick,
(viii) title to assets owned by Pick, (ix) material contracts entered into by Pick and its subsidiaries, (x) employees of Pick, (xi) compliance with legal requirements in conducting its business, (xii) governmental authorizations held by Pick, (xiii) tax matters involving Pick and its subsidiaries, (xiv) its compliance with federal and state securities laws, (xv) its compliance with environmental laws, (xvi) insurance policies maintained by Pick and its subsidiaries, (xvii) the absence of a material interest by any third party in any material asset of Pick, (xviii) the absence of change to the business of Pick and its subsidiaries after February 29, 2000, (xix) its compliance by Pick and its subsidiaries with ERISA laws; and (xx) the absence of any broker or finders fees.

     In addition, the Named Pick Stockholder, Gilbert Figueroa, has made additional representations and warranties with respect to his ownership of the capital stock of Pick and his investment in Omnis Common Stock, including that he: (i) is the beneficial and record owner of his shares, (ii) has the authority to enter into the Merger Agreement and any other Transactional Agreement, (iii) is an "accredited investor" as that term is defined in Rule
501(a) of Regulation D of the Securities Act, (iv) has the capacity and financial capability to perform his obligations under the Merger Agreement and the other Transactional Documents, (v) understands that investment in Omnis involves substantial risk, (vi) is acquiring the shares of Omnis Common Stock without any intention of resale or distribution thereof, and (vii) has no knowledge of any misstatement or omission in the representations or warranties of Pick.

     The Named Pick Stockholder also covenants that he will observe and comply with the Securities Act, in connection with any offer, sale, pledge, transfer or other disposition of Omnis Common Stock. In furtherance of the foregoing, and in addition to any restrictions contained in the Merger Agreement or the Registration Rights Agreement, the Named Pick Stockholder agrees to not offer to sell, exchange, transfer, pledge, or otherwise dispose of any of the Omnis Common Stock to be issued in the merger unless at the time certain conditions and complied with consistent with applicable securities laws.

     The Named Pick Stockholder also represents and warrants that he has no knowledge of any claims that have been or can be asserted by him against Pick prior to the Closing and waives and releases Omnis, Pick and Merger Sub from any liability related to such claims.

     Omnis represented and warranted, among other matters to: (i) the valid organization of the Company and related matters, (ii) the validity of the Omnis Common Stock to be issued upon consummation of the merger, (iii) the authority of Omnis to enter into the Merger Agreement and the other Transactional Agreements, (iv) the absence, as a result of entering into the Merger Agreement or any of the other Transactional Agreements, of any breach or contravention of any agreements entered into by Omnis, (v) the filing of all reports required by the Securities and Exchange Commission, and (vi) material contacts entered into by Omnis, subject to certain exceptions.

     Conduct Prior to the Consummation of the Merger

     Pick has agreed in the Merger Agreement that during the period prior to the consummation of the merger, it will, among other matters, (i) obtain all necessary Board and shareholder approvals for the Merger; (ii) provide Omnis with access to certain information; (iii) notify Omnis of breaches of the Merger Agreement and/or the other Transactional Agreements and update the Disclosure Schedules to the Merger Agreement; (iv) not amend its option plans or grant any additional options or rights to purchase stock without the approval of Omnis; (v) use its best efforts to cause the closing conditions to be satisfied; (vi) amend the charter of Pick or its subsidiaries; (vii) make requirement governmental filings and obtain required consents; (viii) engage in certain transactions in Omnis securities; or (ix) conduct its and its subsidiaries operations exclusively in the ordinary course of business, in the same manner as its operations have been previously conducted, and will not take certain specified actions.

     The Named Pick Shareholder joins Pick in several of the referenced covenants.

     The Named Pick Stockholder also agreed in the Merger Agreement that during the period prior to the consummation of the merger, he will, among other matters, not (i) directly or indirectly transfer any shares of capital stock of Pick, or any interest therein; (ii) permit any encumbrance on his shares; or
(iii) engage in certain transactions in Omnis securities. In addition, the Named Pick Stockholder has, together with other parties to the Registration Rights Agreement, agreed that he will not transfer capital stock of Omnis until March 31, 2001 and for up to 180 days after a registered offering if requested by the underwriter in such offering.

     Omnis and Merger Sub have agreed in the Merger Agreement that during the period prior to consummation of the merger (i) they shall obtain all necessary Board and stockholders approvals; (ii) provide access to certain information;
(iii) make required governmental filings and obtain required consents; (iv) notify Pick of breaches of the Merger Agreement; and (v) use their best efforts to cause closing conditions to be satisfied.

     Conditions to the Completion of the Merger

     Neither Omnis nor Merger Sub are obligated to complete the merger unless a number of conditions are satisfied. These conditions include the following:

     1. The representations and warranties made by Pick in the Merger Agreement or in any other agreement concerning the merger shall have been true and accurate in all material respects as of the date of Merger Agreement and as of the Closing as though made on and as of the Closing;

     2. The representations and warranties made by the Named Pick Stockholder in the Merger Agreement or in any other agreement concerning the merger shall have been true and accurate in all material respects as of the date of the Merger Agreement and as of the Closing as though made on and as of the Closing;


     3. All covenants, agreements and/or conditions contained in the Merger Agreement or in any other agreement concerning the merger to be observed by the Named Pick Stockholder and/or Pick and its subsidiary Pick Systems on or prior to the Closing shall have been performed or complied with in all material respects;

     4. Securityholders of Pick, Astoria or certain employees of Pick, as the case may be, shall have delivered the following documents to Omnis:

          A Registration Rights Agreement duly executed by the stockholders of Pick and the holders of Pick Warrants (substantially in the form which is attached to this Proxy Statement as Appendix C);

          Employment and Non-Competition Agreements executed by certain named key employees (the "Key Employees") in a form satisfactory to Omnis;

          The legal opinion of Greenberg Traurig, counsel to Pick, dated as of the Closing (substantially in the form which is attached to this Proxy Statement as Appendix H).

          The  duly  executed  and  irrevocable  written consents of each of the
          Pick   Warrant   Holders   to  the  Merger  Agreement  and  the  other
          Transactional Agreements;

          Investment Representation Statements (the form of which is attached to this Proxy Statement as Appendix J) duly executed by each of the Pick stockholders;

          Certificates executed by the Named Pick Stockholder and a duly authorized senior executive officer of Pick, dated as of the Closing, and certifying to the satisfaction of specified conditions;

          The written resignations of all of the members of the Pick board of directors and all of the officers of Pick, other than Gilbert Figueroa;

          Written evidence reasonably satisfactory to Omnis and its counsel of the grant of options to purchase Pick Common Stock to the employees of Pick as set forth in the Merger Agreement;

          Such other documents reasonably satisfactory to Omnis as Omnis may request in good faith for the purpose of (A) evidencing the accuracy of any representation or warranty made by Pick or the Named Pick Stockholder, (B) evidencing the compliance by Pick or the Named Pick Stockholder with, or the performance by Pick or Pick Systems, or the Named Pick Stockholder of, any covenant or obligation set forth in the Merger Agreement or any other Transactional Agreement, (C) evidencing the satisfaction of the conditions set forth in the Merger Agreement, or (D) otherwise facilitating the consummation or performance of any of the transactions listed in the Merger Agreement; and

          The convertible promissory note issued by Pick to Astoria dated March 15, 2000, duly endorsed by the holder thereof in blank.

     5. Each of the Key Employees shall have accepted employment with Omnis (or one of the subsidiaries of Omnis), and shall have executed and delivered legally binding and irrevocable releases of all claims of any kind against Pick and/or its Affiliates (as such term is defined in the Merger Agreement) through and including the Closing, in form and substance reasonably satisfactory to Omnis and its counsel;

     6. To the satisfaction of Omnis and its counsel, the offer and sale of Omnis Common Stock pursuant to the terms of the Merger Agreement shall comply with an exemption from registration under the Securities Act and/or any applicable federal or state securities laws and regulations;

     7. All proceedings required to be taken on the part of the board of directors of Pick in connection with the Merger Agreement and any other
Transactional Agreements and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to Omnis and its counsel; and the board of directors of Pick shall have ratified or approved the execution of the Merger Agreement and the other Transactional Agreements by Pick and shall have approved the consummation of the transactions contemplated by the Merger Agreement and the other Transactional Agreements under applicable law;

     8. All corporate and other proceedings required to be taken on the part of the stockholders of Pick in connection with the Merger Agreement, other Transactional Agreements, and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to Omnis and its counsel; and the Pick stockholders shall have approved the execution of the Merger Agreement and the other Transactional Agreements by Pick and shall have approved the consummation of the transactions contemplated by the Merger Agreement and the other Transactional Agreements under applicable law;

     9. The stockholders of Omnis shall have approved the execution of the Merger Agreement and the other Transactional Agreements by Omnis and shall have approved the consummation of the transactions under applicable law;

     10. The stockholders of Merger Sub shall have approved the execution of the Merger Agreement and the other Transaction Agreements by Merger Sub and shall have approved the consummation of the transactions under applicable law;

     11. There shall not be shares of Pick Common Stock entitled to appraisal rights pursuant to Section 262 of the Delaware General Corporation Law or other dissenters' rights under applicable law, constituting more than one percent (1%) of the capital stock of Pick calculated on a fully-diluted basis;

     12. Each of the consents required to consummate the merger and identified or required to be identified by the Merger Agreement shall have been obtained and shall be in full force and effect;

     13. Omnis and Merger Sub shall have completed their due diligence of Pick and its affiliates to the reasonable satisfaction of Omnis and its legal counsel;

     14. There shall have been no material adverse change in the business, condition, assets, liabilities, operations, financial performance or prospects of Pick or any of its subsidiaries since the date of the Merger Agreement, other than facts or conditions relating exclusively to political or economic matters of general applicability that will adversely affect comparable entities generally;

     15. There shall not have been commenced or expressly threatened against Omnis or Pick or any of their respective affiliates any proceeding (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by the Merger Agreement or the other Transactional Agreements, or (ii) that is likely to have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated by the Merger Agreement or the other Transactional Agreements or have a material adverse effect on Pick or Pick Systems or Omnis;

     16. Any and all liabilities of Pick of any of its affiliates or stockholders to Devonshire Holdings, LLC, or an affiliate thereof, any and claims or causes of action related thereto, shall have been fully discharged or satisfied or settled, on terms acceptable to Omnis;

     17. Omnis and Merger Sub shall have received a fairness opinion from Alliant with respect to the material terms of the merger in form and content satisfactory to the Board of Directors of Omnis and Merger Sub which fairness opinion is not withdrawn by Alliant anytime prior to the Closing;

     18. Pick shall have obtained and received additional proceeds after June 15, 2000 and on or before the Closing from Astoria or any affiliate thereof in the minimum amount of Four Million Dollars ($4,000,000) pursuant to financing arrangements on terms and conditions reasonably acceptable to Omnis and in a transaction exempt from the registration requirements of the Securities Act and otherwise in material compliance with applicable laws;

     19. Pick Systems shall have fully consummated the acquisition of certain assets of General Automation on or before the Closing pursuant to terms and conditions reasonably acceptable to Omnis;

     20. No person shall have made or expressly threatened any claim asserting that such person (i) may be the holder or the beneficial owner or, or may have the right to acquire or to obtain beneficial ownership of, any capital stock or other securities of Pick or any of its affiliates, or (ii) may be entitled to all or any portion of the Omnis Common Stock issuable in the merger; and

     21. Neither the consummation nor the performance of any of the transactions contemplated by the Merger Agreement or the other Transactional Agreements will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of, or cause Omnis, Merger Sub or Pick, or any person affiliated with Omnis, Merger Sub or Pick, to suffer any material adverse consequence under, (a) any applicable legal requirement or Order (as defined in the Merger Agreement), or (b) any legal requirement or Order that has been proposed by or before any Governmental Body (as defined in the Merger Agreement), other than with respect to taxes for which Omnis may be liable.

     Additionally, the Merger Agreement provides that the obligations of Pick and the Named Pick Stockholder to complete the merger are subject to various conditions, including the following:

     1. The representations and warranties made by Omnis and Merger Sub in the Merger Agreement and in the other Transactional Agreements shall have been true and correct in all material respects as of the date of the Merger Agreement and as of the Closing as though made on and as of the Closing, without waiving any rights or remedies of Pick or the Named Pick Stockholder in the event of any breach thereof;

     2. All covenants, agreements and/or conditions contained in the Merger Agreement or in the other Transactional Agreements to be observed by Omnis on or prior to the Closing shall have been performed or complied with in all material respects;

     3. Omnis shall have delivered the following documents to Pick and/or the Named Pick Stockholder and/or the Key Employees, as the case may be:

          The   Registration   Rights   Agreement   duly   executed   by   Omnis
          (substantially in the form which is attached to this Proxy Statement as Appendix C);

          The Employment and Non-Competition Agreements (in the form attached to the Merger Agreement) duly executed by Pick;

          The legal opinion of Morrison & Foerster LLP, counsel to Omnis, dated as of the Closing (substantially in the form which is attached to this Proxy Statement as Appendix I); and

          A certificate executed by a duly authorized senior executive officer of Omnis, dated as of the Closing and certifying to the satisfaction of the conditions specified in items 1 and 2 above;

   4. Omnis shall have delivered to Astoria the following documents, duly executed by Omnis:

          The promissory note issued by Omnis to Astoria dated as of the Closing;

          The warrant issued to Astoria dated as of the Closing;

     5. All corporate and other proceedings required to be taken on the part of the board of directors of Omnis and Merger Sub in connection with the Merger Agreement or other Transactional Agreements and any transactions contemplated by the Merger Agreement or other Transactional Agreements, and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to Pick and its counsel; and the board of directors of Omnis and Merger Sub shall have ratified or approved the execution of the Merger Agreement and the other Transactional Agreements by Pick and shall have approved the consummation of the transactions contemplated by the Merger Agreement or the other Transactional Agreement under applicable law;

     6. All corporate and other proceedings required to be taken on the part of the stockholders of Omnis in connection with the Merger Agreement, other Transactional Agreements and the transactions contemplated by the Merger or other Transactional Agreements, and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to Pick and its counsel; and the stockholders of Omnis and Merger Sub shall have approved the execution of the Merger Agreement and the other Transactional Agreements by Omnis and Merger Sub and shall have approved the consummation of the transactions contemplated by the Merger Agreement and the other Transactional Agreements under applicable law;

     7. The certain convertible promissory note made by Omnis and held by Astoria dated December 21, 1999 and as amended through August 31, 2000 and October 19, 2000 in the principal amount of Three Million Dollars ($3,000,000) shall have been converted into shares of Omnis Common Stock pursuant to the terms thereof, subject to any further amendment of said promissory note as required to permit the full exercise of such conversion rights as of the Closing;

     8. Neither the consummation nor the performance of any of the transactions contemplated by the Merger Agreement or any of the Transactional Agreements will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of, or cause the Pick stockholders to suffer any adverse consequence under, (i) any applicable legal requirement or Order, or (ii) any legal requirement or order that has been proposed by or before any governmental body; other than with respect to taxes for which Pick or any stockholder of Pick may be liable;

     9. Pick shall have completed its due diligence of Omnis and its affiliates to the reasonable satisfaction of Pick and its legal counsel; and

     10. There shall have been no material adverse change in the business of Omnis, condition assets, liabilities, operations, financial performance or prospects since the date of the Merger Agreement, other than facts or conditions relating exclusively to political or economic matters of general applicability that will adversely affect comparable entities generally.

     Termination of the Merger Agreement

     Omnis may terminate the Merger Agreement prior to the Closing if there is a material breach of any covenant or obligation of Pick or the Named Pick Stockholder contained in any of the Transactional Agreements or in the Voting Agreement (defined below) and such breach has not been cured within ten (10) business days of after written notice of such breach is given to Pick.

     Pick may terminate the Merger Agreement prior to the Closing if there is a material breach of any covenant or obligation of Omnis contained in any of the Transactional Agreements and such breach has not been cured within ten (10) business days of after written notice of such breach is given to Omnis.

     Either Omnis or Pick can terminate the Merger Agreement before the Closing if the Closing has not taken place on or before December 1, 2000 due to no fault of the terminating party; or by the mutual written consent of the parties.


Related Agreements

     Voting Agreement

     As a condition to the merger, the Named Pick Stockholder executed and delivered to Omnis a Voting Agreement in which he is required to vote shares representing approximately 27.9% of the presently issued and outstanding Pick capital stock in favor of the merger. Astoria and Mr. Timothy Holland, also stockholders of Pick representing an additional 28.4% of the presently issued and outstanding Pick capital stock, also have executed and delivered to Omnis separate Voting Agreements.

     On October 11, 2000 a special meeting of the stockholders of Pick was held for the purposes of considering the merger. Approximately ninety-one percent of the stockholders voted to approve the merger.

     You are urged to read the Voting Agreement; a form of which is attached as Appendix B to this Proxy Statement, in its entirety.

     Registration Rights Agreement

     As a condition to each party's obligation to complete the merger, the stockholders of Pick and the Pick Warrant Holders and Omnis must execute a Registration Rights Agreement. The Registration Rights Agreement grants the stockholders of Pick and Pick Warrant Holders the right to have their shares of Omnis Common Stock registered with the Securities and Exchange Commission under certain circumstances as well as piggyback rights in the event Omnis registers its common stock pursuant to Form S-3 of the Securities Act.

     You are urged to read the Registration Rights Agreement; a form of which is attached as Appendix C to this Proxy Statement, in its entirety.

     Interests of Other Parties in the Merger

     Certain directors of Omnis have or had interests in the merger that differ from those of stockholders generally. Mr. James Dorst resigned as a director of the Company as of August 14, 2000, and pursuant to the terms of his resignation the right to exercise options granted to Mr. Dorst as a director was fully vested and extended until March 31, 2001. In addition, Mr. Philip Barrett, another director of the Company, will resign prior to the Effective Time as a condition to the merger and the Board of Directors of the Company will appoint Mr. Gilbert Figueroa, currently Chief Executive Officer of Pick, to replace Mr. Barrett.

     Astoria currently holds substantial interests in the capital stock of both Omnis and Pick. As of October 20, 2000 Astoria owned over 39% of the capital shares of Omnis on an as converted basis. In addition, on October 20, 2000 Astoria owned 1,280,000 shares of common stock of Pick and also owned senior convertible debt securities and warants permitting Astoria to acquire approximately 17,593,500 additional shares of common stock of Pick, thereby making Astoria the controlling stockholder of Pick. The President of the general manager of Astoria Richard Koe is also a director of Pick.

     Astoria currently holds a warrant to purchase additional shares of Omnis Common Stock and a promissory note issued by Omnis in the amount of Three Million Dollars ($3,000,000) (the "Credit

Facility Agreement"). Prior to or at the Closing of the merger, the Credit Facility Agreement and the outstanding warrant issued to Astoria by Omnis will be converted into the appropriate number of shares of Omnis Common Stock equal to the total principal and interest due under the Credit Facility Agreement divided by an agreed warrant exercise price equivalent to the per share value of Omnis Common Stock computed pursuant to the Exchange Ratio under the Merger Agreement.

     In addition, under the Merger Agreement Astoria will be entitled to receive a new warrant for additional shares of Omnis Common Stock and to be issued a new promissory note in exchange and cancellation of an existing convertible debt security issued to Astoria by Pick on March 15, 2000 in the principal amount of Seventeen Million Three Hundred Thousand Dollars ($17,300,000) (the "Pick Note"). As at the Closing, the Pick Note shall be cancelled and a new separate promissory note (the "Omnis Note") in the principal amount of $17,300,000 plus accrued interest and a warrant to purchase Five Hundred Thousand (500,000) shares of the Omnis Common Stock at a warrant exercise price of Seven Dollars ($7.00) per share (the "Astoria Warrant") pursuant to a Note and Warrant Purchase Agreement, shall be entered into between Omnis and Astoria and subject to various terms and conditions therein. A copy of the Note and Warrant Purchase Agreement, the Omnis Note, and the Astoria Warrant, each of which sets forth their respective terms and conditions are attached as Appendix D, Appendix E and Appendix F to this Proxy Statement respectively and should be read carefully in their entirety.


Vote Required

     Neither the Delaware General Corporation Law nor the Omnis Restated Certificate of Incorporation requires Omnis to obtain stockholder approval of the merger. However, due to the number of shares of Omnis Common Stock to be issued in the merger, Nasdaq rules require Omnis to obtain stockholder approval of the issuance of the shares. As a result, the approval of the merger and the issuance of Omnis Common Stock to Pick stockholders requires the affirmative vote of the holders of a majority of the shares of Omnis Common Stock and preferred stock voting together as a class present, or represented, and voting at the Omnis special meeting.


Recommendation of the Board

     The Board of Directors unanimously recommends a vote FOR approval of the proposed merger and issuance of Omnis Common Stock and related transactions in connection with the merger.

PROPOSAL NO. 2--AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF
INCORPORATION

     The Board of Directors of Omnis recommends amendments to the Company's Restated Certificate of Incorporation to (a) change the name of the Company to "Raining Data Corporation" and (b) increase the authorized number of shares of common stock from Twenty Million (20,000,000) to Thirty Million (30,000,000). The proposal to change the Company's name is conditional upon stockholder approval of the merger and will be implemented only if the merger is approved by the Omnis stockholders. The approval of the amendment to increase the number of shares of common stock under the Company's Restated Certificate of Incorporation is not a condition to the consummation of the merger, and will be implemented, if approved by Omnis stockholders, even if the merger is not consummated.


Proposal to Change the Company's Name

     The Board of Directors believes that the proposed change of the Company's name to "Raining Data Corporation" is desirable for the purpose of helping to integrate Pick corporate group into the Company and to more clearly convey a consistent overall image and identity of the combined companies. The Merger Agreement provides for the recommended change of name.

     Therefore, provided the merger is approved by the stockholders, the Board of Directors proposes that Article First of the Company's Restated Certificate of Incorporation be amended to read as follows:

          "FIRST. The name of the corporation is Raining Data Corporation."

     Upon stockholder approval of the change in the Company's name, the Company will apply for a change in the trading symbol for the Common Stock of the Company on the Nasdaq SmallCap Market Stock certificates representing the Company's common stock issued prior to the effective date of the change in corporate name to "Raining Data Corporation" will continue to represent the same number of shares, remain authentic and will not be required to be returned to the Company or its transfer agent for reissuance. New stock certificates issued upon transfer of shares of common stock after the name change will bear the name "Raining Data Corporation" Delivery of existing stock certificates will continue to be accepted in a sale transaction made by a stockholder after the Company's name is changed.

     The Company's cost of effecting the name change will not be material. The public announcement of the change of the Company's name will consist principally of announcements placed in the business and financial press. Thereafter, the Company intends to use the name "Raining Data Corporation" in its communications with stockholders and the investment community.


Proposal to Increase the Number of Authorized Shares

     The Board of Directors believes that the proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of common stock from Twenty Million (20,000,000) to Thirty Million (30,000,000) is desirable so that, as the need may arise, Omnis will have more financial flexibility and be able to issue additional shares of Omnis Common Stock, without the expense and delay of a special stockholders' meeting, in connection with possible equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other corporate purposes.

     The need for an increase in the authorized shares of common stock is especially critical, because the closing of the merger and a pending increase in the number of shares of common stock issuable under the Company's 1999 Stock Option Plan will cause the number of shares of common stock either outstanding or reserved for issuance following the Pick merger to exceed the 20,000,000 shares of common stock currently authorized by the Certificate of Incorporation of the Company. As of October 20, 2000, assuming the conversion of the Company's preferred stock, there were 10,777,832 shares of common stock outstanding. The 1999 Stock Option Plan of the Company will reserve up to an additional 5,000,000 of common stock of the Company without regard to the Pick merger. The existing Astoria $3 Million convertible indebtedness of the Company currently requires the reserve of approximately an additional 531,000 shares of the common stock of the Company. The Pick merger will result in the issuance of, or reservation for issuance of, a total of up to approximately 7,088,000 additional shares of the common stock of the Company, assuming the full vesting and exercise of all stock options and the full exercise of all warrants being assumed or granted in connection with the merger. As a result, following the merger the authorized number of shares of common stock required by the Company will be a minimum of approximately 23,396,800 shares to meet all current commitments or reserves.

     As discussed below in "Management's Discussion and Analysis of Financial Condition and Results of Operations of Omnis-Liquidity and Capital Resources" at page 62, the Company further is seeking to raise additional equity capital of between $5 million and $10 million through a private placement of common stock at an issue price in the range of $6 per share. The raising of any such capital would be dilutive to Omnis stockholders. In the event the Company seeks to issue additional shares of stock, the rules of the Nasdaq Smallcap Market will require stockholder approval of such issuances if the number of shares issued exceeds 20 percent of the then outstanding shares of stock of the Company.

     In the event $10 Million in capital is raised in a private placement on such terms, the Company would require up to an additional 1,666,667 shares of common stock to be authorized for such offering. Such an offering, when combined the current outstanding or reserved shares of common stock of the Company and with the additional common stock to be issued or reserved in connection with the Pick merger, would require the Company to have authorized approximately 25,100,000 shares of common stock of the Company.

     Therefore, the Board of Directors proposes that Section 4.1 of Article Fourth of the Company's Restated Certificate of Incorporation be amended to read in its entirety as follows:

          "4.1 This corporation is authorized to issue two classes of stock to be designated, respectively, "common" and "preferred." The number of common shares authorized is 30,000,000, each with a par value of $0.10. The number of preferred shares authorized is 300,000, each with the par value of $1.00."

     Although the Board of Directors believes the increase in the authorized shares of common stock to 30,000,000 shares will benefit the Company and is necessary and prudent under the circumstances, the increase may render more difficult or discourage a merger, tender offer, proxy proposal or assumption of control by a holder of a large percentage of the Company's securities that management opposes, or the removal of incumbent management. With the proposed increase the Board of Directors will have the authority to issue approximately an additional 13,700,000 shares of common stock not already outstanding or reserved for issuance prior to the Pick merger, and approximately an additional 6,600,000 shares of common stock not then outstanding or reserved following the merger.

     Management might use the proposed measure to resist or frustrate a third-party transaction at an above-market premium that is favored by a majority of the independent stockholders. The issuance of additional shares of stock may delay or prevent a change in control transaction, including by diluting the stock ownership of persons seeking to obtain control of the Company. As a result, the market price of our common stock and the voting and other rights of our stockholders may be adversely affected. The issuance of additional stock may also result in the loss of voting control to other stockholders.

     The proposal to increase the authorized shares of common stock of the Company is not the result of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The proposal is also not part of a plan to adopt a series of amendments that might have anti-takeover effects, nor does management presently intend to propose other amendments that might have anti-takeover effects in future proxy solicitations. Rather, the Board of Directors believes that the proposal is in the best interests of the Company and its stockholders for the reasons described above.

     Other provisions of our certificate of incorporation that are currently in effect may also discourage, delay or prevent a merger or acquisition that a stockholder may consider favorable, or hinder the removal of incumbent management. These provisions are as follows:

     * a   classified  Board  of  Directors  under  which  our  directors  serve staggered three-year terms; and

     * a fixed limit of seven (7) Directors.

     These provisions may be amended, altered, modified or repealed only with the affirmative vote of the holders of two-thirds (2/3) of the outstanding voting shares. The certificate of incorporation does not provide for cumulative voting. Delaware law allows for cumulative voting if a company's certificate of incorporation provides for it, but does not require cumulative voting. Certain stock options issued to directors and employees of the Company also contain rights to accelerate the vesting of such options in the event of a change in control, which while not intended as such could have the effect of discouraging, delaying or preventing a proposed merger or acquisition, or hindering the removal of incumbent management.


Vote Required

     The adoption of the proposed amendments to the Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the stockholders of Omnis voting together as a class present, or represented, and voting at the Omnis annual meeting.


Recommendation of the Board

     Provided the merger is approved by the stockholders, the Board of Directors recommends a vote FOR the adoption of the proposed amendment to the Restated Certificate of Incorporation to change the Company's name to "Raining Data Corporation"; and in all events to increase the number of shares of common stock authorized by the Company.

                            INFORMATION ABOUT OMNIS


BUSINESS OF OMNIS


Overview

     Omnis Technology Corporation, through its operating subsidiaries, Omnis Software Inc., a California corporation, Omnis Holdings Limited and Omnis
Software Limited, limited liability companies organized under the laws of England, and Omnis Software GmbH, a German corporation, develops software tools and delivers consulting services. The Company's products are designed to allow customers to develop software solutions which can be continuously enhanced to respond to changing business and technical needs. The Company's products support the full life cycle of applications and are designed for rapid development and deployment of sophisticated Web and client/server applications, providing true reuse of software objects and the ability to integrate objects from disparate programming languages on a number of different operating system platforms. The Company's products are used by corporations, system integrators, independent software vendors, small businesses, and independent consultants to deliver custom software solutions for a wide range of uses including financial management, decision support, executive information, sales and marketing, and multi-media authoring systems. In addition to these products, the Company provides technical support and training to help plan, analyze, implement, and maintain application software based on the Company's technology.

     Omnis was incorporated under the laws of the State of Delaware on August 5, 1987 pursuant to a reorganization of predecessor companies originally incorporated under the laws of England in 1983.


Recent Developments

     On September 22, 2000, the Board decided to make further reductions to the Omnis employee work force. Between August 30, 2000 and October 6, 2000 approximately twenty employees were terminated thereby reducing the work force by approximately 29%.

     Pursuant to an Asset Purchase Agreement dated as of May 19, 2000 (the "Purchase Agreement"), the Company agreed to issue a total of up to 150,000 shares of its common stock to The Wainer Group, an Australian partnership (the "Wainer Group"), in exchange for all rights to a software system known as "Metamorph" and related rights and assets. The Purchase Agreement was entered into by and among the Company, the Wainer Group, Dirk Wainer, Shirley-Anne Wainer, Dennis Janossich and Joseph Bernard as to all matters, and Paradigm Designs Software Pty Ltd., an Australian corporation ("Paradigm"), as to certain matters (the "Metamorph Transaction").

     Under the Purchase Agreement the Company is also required to pay a percentage royalty to the Wainer Group for certain sales of the Metamorph software during a period of 5 years. The Purchase Agreement further provides for certain software development work and related services to be performed by the Wainer Group for a period of months following the closing date of May 19, 2000. The Purchase Agreement also grants a nonexclusive license to Paradigm for use of the Metamorph software under certain circumstances.

     At the closing of the transaction the Company issued 112,500 shares of the common stock of the Company to the Wainer Group, with a trading value of $8.00 per share as of the closing of the Metamorph Transaction. The remaining 37,500 shares of the common stock will be issued to the Wainer Group by the Company if and when the required software development work has been completed by the Wainer Group. The Wainer Group shares are subject to additional terms and conditions as set forth in the Purchase Agreement.

     The  shares  of  common  stock issued in the Metamorph Transaction were and will be issued by the Company pursuant to an exemption from registration for nonpublic offerings under Section 4(2) of the Securities Act. None of the
Wainer Group shares have been registered. The Company may be required to register such shares in the future in connection with certain other registrations of its common stock pursuant to the terms and conditions of the Wainer Group Piggyback Registration Rights described in the Purchase Agreement.

Fiscal 2000

     On October 16, 2000 Mr. James Dorst resigned as the Chief Operating Officer and Chief Financial Officer to the Company.

     In February 2000, the Company granted an additional option to purchase 96,825 shares of the common stock of the Company to Bryce J. Burns, a new director.

     In April 1999, the Company's Board adopted the Omnis Technology Corporation 1999 Stock Option Plan (the "1999 Plan") in order to consolidate options to be issued to directors, officers, key employees, consultants and advisors under a single option plan and to terminate prior stock plans. The 1999 Plan was adopted by the board of directors and 1,500,000 shares of the common stock of the Company were reserved for issuance under the 1999 Plan. In April 1999 the Company granted incentive stock options to its employees to acquire a total of 407,000 shares of the common stock of the Company at an exercise price of $1.02 per share, with the right to exercise such options vesting over a three-year period. In July 1999 the Company granted options for 258,650 of the Company's common stock to an officer and two directors, with rights to exercise such options vesting over a three-year period. Also, in July 1999 the Company granted options for an additional 75,000 shares of the Company's common stock to consultants (25,000 of which vested immediately and 50,000 of which vest over a three-year period). The 1999 Plan was approved by the stockholders of the Company at the Annual Meeting of Stockholders on September 29, 1999.

     At   the  Annual  Meeting  of  Stockholders  on  September  29,  1999,  the
stockholders of the Company also approved an amendment to the 1994 Employee Stock Purchase Plan of the Company (the "1994 Plan") to increase the number of shares reserved for issuance under the 1994 Plan to 400,000 shares. On January 12, 2000, the board of directors of the Company terminated all existing offering periods under the 1994 Plan as of March 31, 2000 and amended the 1994 Plan to establish six-month offering periods. On August 2, 2000 the board of directors voted to terminate the 1994 Plan for all purposes.

     On December 23, 1999, the Company obtained a $3,000,000 line of credit from Astoria pursuant to the terms of a Credit Facility Agreement dated as of December 21, 1999 (the "Credit Facility Agreement"). The line of credit had a term of six months and was extended by the further agreement of the Company and Astoria on April 30, 2000 for an additional period of three months. Under these arrangements the Company may draw up to $500,000 from the line of credit per month as set forth in the Credit Facility Agreement. In connection with the issuance of the line of credit, the Company issued a Promissory Note in the principal amount of up to $3,000,000 to Astoria dated as of December 21, 1999 and amended on April 30, 2000, August 31, 2000 and on October 19, 2000. All principal and accrued interest on the promissory note is due and payable on November 30, 2000 or upon a Change of Control (as such term is defined in the Credit Facility Agreement), if earlier. The promissory note bears interest at 8 percent per annum and has a default rate of interest of 10% per annum. The promissory note is secured by certain assets of the Company. While any debt is outstanding or the line of credit remains in effect, except for any debt owing to the Astoria or debt issued contemporaneously with payment of the debt in full and termination of the line of credit, the Company may not incur any indebtedness without the written consent of Astoria, except the Company may incur junior debt in the aggregate principal amount of up to $500,000 in connection with the purchase or lease of property (whether or not in the ordinary course of business).

     In addition, and also in connection with the issuance of the line of credit, the Company issued to Astoria a non-transferable warrant to purchase shares of capital stock of the Company.

     Prior to or at the Closing of the merger, the Credit Facility Agreement and the outstanding warrant issued to Astoria by Omnis will be converted into the appropriate number of shares of Omnis Common Stock equal to the total principal and interest due under the Credit Facility Agreement divided by an agreed warrant exercise price equivalent to the per share value of Omnis Common Stock computed pursuant to the Exchange Ratio under the Merger Agreement.

     In addition, pursuant to the Merger Agreement Astoria will be entitled to receive a new warrant for additional shares of Omnis Common Stock and to be issued a new promissory note in exchange and cancellation of an existing convertible debt security issued to Astoria by Pick on March 15, 2000 in the principal amount of Seventeen Million Three Hundred Thousand Dollars ($17,300,000) (the "Pick Note"). As at the Closing, the Pick Note shall be cancelled and Omnis will issue to Astoria a new promissory note (the "Omnis Note") in the principal amount of $17,300,000 plus accrued interest and a warrant to purchase Five Hundred Thousand (500,000) shares of the Omnis Common Stock at a warrant exercise price of Seven Dollars ($7.00) per share (the "Astoria Warrant") pursuant to a Note and Warrant Purchase Agreement to be entered into between Omnis and Astoria. Such Note and Warrant will be subject to various terms and conditions therein.

     Important developments also occurred in the product line of the Company during fiscal year 2000. Omnis 7TM is a cross-platform rapid application development tool for the development of form-based client-server applications that was the main product line of the Company for a number of years. Omnis Studio is the current premium rapid application development tool product offered by the Company, containing the main functions of the Omnis 7 product plus numerous additional features and enhancements. In mid 1999, new incentives were instituted by the Company to encourage existing customers using Omnis 7 to migrate to Omnis Studio.

     The Omnis Studio Web ClientTM was announced in fiscal year 1999 and released in April 1999. The Omnis Studio Web Client is additional software for use with Omnis Studio that makes Omnis Studio web-enabled, designed to use object-oriented programming for the development of Internet based forms, using drag and drop and wizards, and can include controls like dropdown lists, tabs and sidebars to ease navigation through the solution in a web browser. With this program Omnis applications can be viewed on the Internet using a standard web browser, such as newer versions of Microsoft Internet Explorer or Netscape Navigator.

     In August 1999, Omnis also introduced a beta version of Omnis Studio running on the Linux operating system and a full version was released at the end of 1999. Following this launch a new North American management team joined the Company in November of 1999 (discussed below). This new team began to build up the North American organization behind a strategy designed to make it easier for new developers and developers more familiar with competitive software tool sets to evaluate, purchase and learn Omnis Studio.


Fiscal 1999

     At the beginning of the 1999 fiscal year the Company's financial difficulties resulting from the losses incurred in fiscal year 1998 dictated the implementation of a rigorous cost cutting plan. The Company worked to form a committee of its creditors (the "Creditor Committee") in February 1998, to structure a workout agreement whereby the Company would repay its creditors over time, with the objective of avoiding possible litigation or formal bankruptcy proceedings. A workout plan was negotiated and put into place in June 1998. The Company began repayment to customers in the quarter ending
September 1998 and completed payment of all liabilities in March 1999 coincident with the restructuring of the capital of the Company during the same period.

     On March 19, 1999, the Company's board of directors authorized the issuance of 300,000 shares of Series A Convertible Preferred Stock (the "Preferred Shares") and 7,600,000 shares of its common stock (collectively, the "Shares"). The Restated Certificate of Incorporation of the Company vest in the Board the authority to issue the Shares. On March 31, 1999 the Company filed with the Secretary of State of Delaware a Certificate of Designations setting forth the rights, preferences and privileges of the Preferred Shares. Pursuant to the terms of a Letter of Intent executed by and between the relevant parties as of February 22, 1999, on March 31, 1999 the Company entered into stock purchase agreements with Astoria, an affiliate of an existing stockholder, Gwyneth Gibbs, president of the Company and certain members of the Board of Directors or their affiliates. Under the terms of the Stock Purchase Agreement with Astoria, the Company agreed to issue and Astoria agreed to purchase 300,000 Preferred Shares at a purchase price


------------
1 Omnis  is  a  registered trademark of Omnis Software Limited. Omnis Studio and
  Omnis 7 are trademarks of Omnis Technology Corporation. All other products or service names mentioned herein are trademarks of their respective owners. These products are discussed in detail below.

of $1.6667 per share for an aggregate purchase price of $500,000, and 2,543,344 shares of the Company's common stock at a purchase price of $0.25 per share for an aggregate purchase price of $635,836 (collectively, the "Astoria Shares"). The Astoria Shares were issued and sold to Astoria in consideration of the cancellation of the indebtedness of the Company to Astoria. The Company also entered into a Common Stock Purchase Agreement with Astoria whereby Astoria purchased 1,000,000 Common Shares at a price of $0.25 per share for an aggregate purchase price of $250,000. The Common Stock Purchase Agreement and Stock Purchase Agreement granted certain registration rights and rights of first refusal to Astoria. Pursuant to the terms of the stock purchase agreements entered into with certain members of the Board of Directors, including Mrs. Gibbs (the "Board of Directors Agreements"), the Company agreed to issue, in the aggregate 4,000,000 shares of its common stock at a price of $0.25 per share, for aggregate purchase price of $1,000,000. The Board of Directors Agreements did not grant any registration rights or rights of first refusal to the parties.

     The proceeds from the sale of the shares of the Company's common stock to the board of directors were used to satisfy the debt owed, in its entirety, to the Omnis Class 2 Creditors (the "Creditors") pursuant to the Work Out Agreement entered into between the Company and the Creditors in fiscal year 1999. The proceeds from the sale of the Shares to Astoria were used for working capital purposes.


Key Management Changes

     In late November 1999 James W. Dorst and Jerald Lipscomb joined the Company. Mr. Dorst was appointed Chief Operating Officer and Chief Financial Officer and was also named as a Director of the Company. Mr. Lipscomb joined as Chief Evangelist of the Company. Messrs. Dorst and Lipscomb began the task of building the Company's North American organization and repositioning the Company to build its revenue base and developer community in the United States. In December 1999, Mr. William L. Scott, an experienced technology executive, joined the Company as Senior Vice President of Sales and Marketing, North America. In February, 2000 Bryce J. Burns was elected as a Director of the Company to fill a vacancy on the board of directors. On August 14, 2000, James Dorst resigned as a director of the Company and Bryan Sparks was elected by the board of the directors as a director to fill the vacancy created by the resignation of Mr. Dorst. On September 22, 2000 Bryce J. Burns was appointed as the Chairman of the Board of the Company. On October 16, 2000, Mr. Dorst also resigned as Chief Operating Officer and Chief Financial Officer of the Company. The Company has not hired a successor to replace Jim Dorst at this time.


Industry

Evolution of Enterprise Computing

     The evolution of computing has been characterized by several distinct stages. In the 1970s, mainframe and minicomputer systems with character-oriented user terminals emerged as the principal structure for enterprise computing. This was followed in the 1980s by the introduction of personal computers and workstations which primarily addressed personal productivity applications such as word processing and spreadsheets. In the late 1980s, local and enterprise-wide networks connecting these desktop systems became increasingly prevalent, initially for accessing file storage archives (file servers) and electronic mail communications.

     Building on this infrastructure, client/server computing emerged as an important new architecture for corporate computing in the early 1990s. In the client/server computing model, application software is divided into two components: a "client" handling functions such as the user interface, local data storage, manipulation and presentation, and a "server" handling tasks such as data management and access, storage, and retrieval for multiple clients. Typically, the client software runs in a single-user desktop system, while the server operates utilizing a shared mainframe or workstation, and messages linking client and server are exchanged through connecting networks. These networks could be either Local Area Networks ("LANs") or Wide Area Networks ("WANs") with the distinction being intuitive; LANs generally connected clients together with a server within a building or department while WANs typically utilized dedicated communication lines and linked remote facilities together over greater distances.

     In the last several years the Internet has become a viable alternative to dedicated communication lines for the dissemination and collection of information, with clients accessing data from remote servers using applications known as "browsers" via the Internet. Virtual Private Networks ("VPNs") where individual clients can access departmental and enterprise servers have become commonplace. The existence of this new infrastructure has led to an explosion in electronic commerce, the development of electronic communities and "Portals" and password protected corporate "Intranets" for the secure transmission of critical corporate information.

     This evolution continues with the client/server paradigm moving to an Application Service Provider ("ASP") model, where clients access remote servers which host the entire application and related data. In essence the classic "computer room" is being replaced by off-site Internet hosting facilities where the bulk of the computing is handled in larger more economic computing facilities. New wireless technologies fit into this movement of computing power to larger Internet-enabled facilities, with Wireless Access Protocols ("WAPs") emerging. These new wireless technologies are being designed to allow remote clients to access and transmit data efficiently without the requirement of a hard-wired physical connection.

     As a result of these watershed changes in the computing environment, the market for application development tools has grown rapidly as businesses seek to develop applications which will address these new paradigms and allow for secure data transmission across the Internet. At the same time the overall computing environment is becoming more complex, and businesses are seeking to reduce application development times and efficiently utilize their software development resources. As a result, businesses are increasingly seeking software development tools which allow them to take advantage of the software re-use potential of object-oriented programming.


Object-Oriented Programming Environments

     Software development tools based on object-oriented programming models are generally recognized as the most efficient solution to enterprise application development. Object-oriented programming languages aggregate functions and data into classes and objects. Object-based application development tools then provide a set of software components and libraries for the creation and storage and manipulation of objects in the relevant programming language. This structure enables re-use of the software in the development of other applications. By contrast traditional non-object or imperative mode programming models require the developer to "start from scratch" with each new application, which is extremely inefficient.

     Object-oriented programming environments, such as Omnis Studio software, allow the development of object components that are easy to use, modify, and re-use so that developers do not need to commit to lengthy and complex development of applications. This permits businesses to support their most recent product offerings and corporate positioning by deploying and modifying applications more rapidly and efficiently.


Browser Technology

     Increasingly, businesses also have been using the Internet to reach more customers and to create an extended virtual "corporation" among their vendors, partners, and contractors. While Internet browsers will continue to become more sophisticated, they are likely to remain primarily viewing tools. Other applications are used to provide the actual customer solutions, with most of the processing performed on the servers.

     In addition to browsers, in the current environment most businesses need powerful crossware applications (software that supports cross database, cross platform, cross object and cross component uses) that have the ability to operate across the Internet with a wide variety of:

     -- Platforms  (e.g.,  Windows  95,  98  and 2000, Windows NT, Macintosh and
        Linux);

     -- Databases (e.g., DB2, Oracle, Informix, Sybase and SQL);

     -- Object Types built using the C++ and other programming languages; and

   -- Component    Formats    (e.g.,    ActiveX   from   Microsoft   Corporation
      ("Microsoft") and Java Beans from JavaSoft and others).


Products

     Omnis 7(3) has been the Company's main product line for many years and continues to be a major source of revenue. Omnis Studio is an enhanced object-oriented product offering with technical features and cross-platform capabilities which exceed those of Omnis 73.


Omnis 7(3)

     Omnis 7(3) (the "Classic") is the Company's long standing product line, covering the full range of application development and deployment needs from prototyping through build and release. Omnis 7(3) is a high performance tool for rapid development of business enterprise applications that has established a large customer base. With its cross-platform, cross-database capabilities, the Company expects this product to continue to generate some level of demand among programmers and developers of client/server software for at least the next 18 months.

     Written in C++, the Classic product was widely embraced by the Company's customers, partners, and VARs. The Company has continued to develop, support and upgrade Omnis 7(3), but recently announced its intention to drop enhancements to the product in the Fall of 2001. Management believes that for the near-term there continues to be worldwide demand for a low-cost, high performance procedural application development tool for business enterprise applications in client/server and Internet environments, but that, in the longer term, customers would be best served by migrating to the Omnis Studio product.

     The Classic product family includes several products: the Omnis 7(3) development environment, Omnis Change Management System, and Omnis Version Control System, which together address a wide range of team and application management tasks, including version tracking and control, change management, and turnkey build-and-release functionality. The Classic product line also includes Web enabling functionality that allows users of Omnis 7(3) to adapt their applications for the Internet. Web Enabler supports leading industry standards, including SMTP/POP3, FTP, HTTP, TCP/IP, and HTML, along with GIF and JPEG file formats. The license fees and pricing for the Classic remain unchanged and varies with the configuration of the product licensed. List prices range from $585 to $1,499.

     The Classic applications can be deployed with data access services through the Omnis 7(3) proprietary database or configured with data access services to leading databases such as DB2, Oracle, Sybase and Informix. When customers deploy an application, they require a deployment license for each end-user. The global list prices for the database deployment licenses of Omnis 7(3) generally range from $18 to $165 per user, depending upon quantities purchased and the distribution channel used.


Omnis Studio

     Omnis Studio is the Company's premium product line and was the first commercially available application development tool which integrated ActiveX and Java Beans components. Omnis Studio is an object-oriented rapid application development tool, offering easy visual assembly of components and objects. Key features of Omnis Studio include cross-platform support for Windows 95, Windows 98, Windows NT, Windows 2000, MacOS and Linux; local and portable data caching; a powerful code inspector; a versatile report writer; a multiple-mode debugger; and support for localization and multilingual implementation. At the time of this filing Omnis Studio was the only known commercially released rapid application development tool which runs on all of the foregoing platforms.

     Omnis Studio includes two powerful subsystems: the Component Integrator and the Omnis Studio Web Client. The Component Integrator provides a development environment where software developers can combine, integrate, optimize, and extend third-party components such as ActiveX and Java Beans.
Because Omnis Studio understands different object models, developers can work in a single integration environment using a single interface, regardless of component or object type.

     The Omnis Studio Data Access Manager enables developers to use a single interface to view, access and manipulate all industry-leading databases. High performance drivers provide fast and easy access to

IBM's DB2 Universal Server, and databases supplied by Oracle Corporation, Sybase Incorporated, and Informix Corporation. Most other leading databases, including Microsoft's SQL Server database, are accessible via ODBC.

     The Omnis Studio Version Control System ("VCS") provides application development teams and application development managers with better control over developing their crossware applications. The Omnis Studio VCS offers a complete tool set for version tracking and control, component storage and security, and build-and-release, so that team managers can easily roll-back changes, split development, or create custom builds.

     The Omnis Studio Web Client was released in April 1999 and provides a novel way of deploying business solutions on the World Wide Web. Web solutions are written using Omnis Studio, bringing all the benefits of a 4GL to the
Internet, such as rapid prototyping, easy customization, and straightforward debugging. With Omnis Studio, web forms are developed using drag and drop techniques and helpful wizards, and can include controls like dropdown lists, tabs and sidebars to ease navigation through the solution in a web browser. The server application is developed using standard Omnis technology. Once developed, the solution can be efficiently set up. The server runs an Omnis engine that sits between the web server and the database, and Omnis applications can be viewed on the Internet using a standard web browser, such as newer versions of Microsoft Internet Explorer or Netscape Navigator.


Business Strategy

     The Company's product development strategy is to continue to develop sophisticated application development tools to enable businesses to build mission-critical software applications which have the following characteristics:

     -- Provide integration with existing systems and execute across a variety of platforms and databases.

     -- Allow the extension of the Client/Server model across the Internet into the ASP and emerging WAP markets

     -- Deliver superior object-oriented functionality at a lower cost than any of its competitors.

     -- Enable its customers to provide solutions faster than the Company's competitors.

     -- Encourage the development of reusable program components and reduce the cost of solution delivery.

     The Company's growth strategy is focused on continuing to garner revenue from its existing customer base, reconnecting with corporate customers lost during the past several years and at the same time attracting a large number of new customers. The Company has a very loyal core group of software developers among its customer base, many of whom have used the Company's products for several years and who are interested in expanding the number of applications which are developed using the Company's products. In order to capitalize on the commitment of existing customers as well as introducing Omnis Studio to new developers the Company has implemented the following:

   * In recognition of the importance of the initial user installation experience Omnis has significantly improved the ease of installation by providing a more intuitive interface and by creating Wizards (i.e. our "Application Builder") to illustrate how quickly meaningful applications can be created.

   * The sales price of an Omnis Studio developers kit has been reduced to eliminate cost as a barrier to product adoption. Omnis now offers a range of support programs coupled with moderate runtime license fees. These support programs are designed to give existing developers a defined path to migrate from our Classic products to Omnis Studio and to provide new developers with the help they need to become productive Omnis programmers as quickly as possible.

   * A complete Website redesign to allow for downloading evaluation versions of Omnis Studio as well as an on-line store allowing the purchase of development kits directly from our Website. In addition the Company provides enhanced web-based functionality for our developer community as well as an on-line database of solutions that our developers offer potential customers.


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

   * A tactical marketing effort which emphasizes efficient advertising in targeted developer communities and attendance at appropriate trade shows. This provides the Company with exposure to the potential customer base and, combined with leads generated from downloads at our website, provides a database of sales leads that our inside sales team can pursue. The North American team also prequalifies corporate opportunities for appropriate follow-up by our North American technical sales team. The Company believes its Omnis Studio products are easy to use and easy to learn and enable developers to assemble their applications with drag-and-drop ease via an elegant and intuitive user interface. The Company believes that the practical and visual interface of Omnis Studio, along with its component and web integration, allows developers from many different backgrounds and skill levels to build more types of applications more quickly and less expensively by following common rules for assembly.

     The license fees for Omnis Studio Developer Kits were substantially reduced in fiscal year 2000 and generally have a United States list price of $149. The Company has shifted its revenue model to a support-based program, with a variety of supported developer programs priced at an annually renewable fee of $999.

     The Company has also instituted special support programs for the North American market:

   * Incubator Partner Program - The Incubator Program is designed to attract new developers and to provide a migration path for Classic developers to transition their applications to Omnis Studio. This program provides North American technical voice support, subsidized training and, upon completion of training, subsidized runtime licenses for applications which are developed within the first 12 months of participation in the program. In addition the program provides access to the Omnis Developer Portal where developers can share information, code snippets and where additional wizards are provided as a part of the program.

   * Preferred Partner Program: Incubator "graduates" and established Studio developers can participate in the Preferred Program offering many of the same benefits of the Incubator Programs with additional functionality. In particular, Preferred Partners have access to more robust Omnis Studio enhancements and externals, appropriate for the more experienced user.

     Omnis Studio applications can be deployed with data access services through the Omnis Proprietary database (generally suitable for smaller departmental applications) or configured with data access services to leading databases (e.g., DB2, Oracle, Sybase and Informix). When customers deploy an application a deployment license is required for each end-user.

Sales, Marketing and Distribution

Sales

     The Company sells its products in North America primarily through technical sales representatives who follow-up on qualified leads generated by the Company's inside sales department. Inside sales leads are generated from responses to targeting advertising in technical trade media, trade show attendees, web-site downloads of evaluation copies of Omnis Studio and legacy customer inquiries. For larger enterprise sales, the Company employs a technical sales group to meet directly with qualified potential customers. North American technical account representatives are located throughout the country and inside sales personnel are located at the corporate offices in San Carlos, California. The Company sells Omnis Studio directly over the Internet on its Website at www.omnis.net, as well as through established Internet based software retailers. Overseas, the Company sells its products primarily through a direct sales force operating from sales offices in the United Kingdom, Germany, Scandinavia, and Benelux.

     The Company is committed to expanding sales growth by making additional sales to its current customer base and increasing the number of new customers. The Incubator and Preferred Partner Programs are designed to enable Omnis to give its customers the tools they need to build their own businesses as quickly and successfully as possible. Sales initiatives are focused upon the following markets:

   * Existing customers and legacy opportunities: The Company is committed to retaining and building its existing and former customer base. In the years Omnis has been in business many of the Fortune 500 companies have been Omnis users. It is our aim to return them to the fold, reeducate and transition Classic developers to Omnis Studio over the next 24 months.


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

   * Linux Marketplace: We are focusing marketing efforts on capturing the new Linux software developer community. We believe this represents a new wave of younger developers who will soon be writing significant enterprise applications. Presently Omnis Studio is the only known commercially released rapid application development tool that runs on Windows, MacOS and Linux operating systems.

   * Application Service Providers: Management believes that the Company's Web Client technology can offer significant advantages in the small to medium sized ASP market. We expect that, as our customers evolve to this newer model of providing hosted applications solutions, Omnis Studio and Web Client will be a part of their success.

The Company recognizes that, given all the internal changes of the past several years, our products have not achieved the market penetration that the technology deserves. We also recognize that our competitors are generally much stronger than we are financially and organizationally. While we plan to focus on the foregoing markets, we also will be working hard to "Align and Redirect" Omnis Studio in development environments where Omnis is not presently the preferred tool.

International Distribution

     The Company has non-exclusive distributor relationships in over 25 countries as well as an exclusive distribution relationship in France. All of the Company's exclusive distributors provide primary customer service and support for their markets. Distributors in Latin America and in the Pacific Rim are managed from the San Carlos, California office, while distributors in Europe, Middle East and Africa are managed from the United Kingdom office of the Company.

     The Company believes that in order to increase sales opportunities, it will be required to expand its international operations. The Company has committed and continues to commit significant management time and financial resources to developing direct and indirect international sales and support channels. There can be no assurance, however, that the Company will be able to maintain or increase international market demand for its products. To the extent that the Company is unable to do so in a timely manner, the Company's international sales will be limited, and the Company's business operating results and financial condition could be materially and adversely affected.

     International operations are subject to inherent risks, including the impact of possible recessionary environments in economies outside the United States, additional costs of localizing products for foreign markets, longer receivables collection periods, greater difficulty in accounts receivable collection, unexpected changes in regulatory requirements, difficulties and costs of staffing and managing foreign operations, reduced protection for intellectual property rights in some countries, potentially adverse tax consequences, and political and economic instability. There can be no assurance that the Company or its distributors or resellers will be able to sustain or increase international revenues from licenses or from maintenance and service, or that the foregoing factors will not have a material adverse effect on the Company's future international revenues, and consequently, on the Company's business, operating results, and financial condition.

Marketing

     In fiscal 2000, the Company substantially increased both its Marketing team and its expenditure on Marketing.

     In support of its direct and reseller sales efforts, the Company conducts numerous marketing programs including print and web media advertising, direct mail programs, trade show presentations, and strategic marketing programs with partners. The purpose of these efforts is to build awareness and generate quality sales prospects that lead to increased market share and revenues.

     The Company has also initiated a comprehensive rebranding campaign that included a complete redesign of its web site and change of corporate identity giving it a much more professional and substantive feel.

     Current initiatives include leveraging the Company's first mover advantage in the Linux market through partnerships, aggressively promoting the Company's powerful web application deployment technology, and providing technical papers and collateral material to support the new developer programs and pricing infrastructure that were introduced early this year.


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

Training Services

     As part of its global sales efforts, the Company offers professional training programs to its customers and prospective customers. These classes, held at various locations throughout the world, emphasize foundation skills (for the newer developer), advanced classes (for the more experienced developer) and classes designed to assist existing customers in the migration from Omnis 73 to Omnis Studio. Training services are offered as fundamental components of our Partner Programs as well as to augment sales efforts. The Company believes that appropriate training programs in combination with ease of installation and use, low cost of initial adoption and web-based provision of additional developer services, will maximize the probability of future success.



Technical Support

     Because the Company's products are used by customers to build applications which may become a critical component of their business operations, continuing customer technical support services are an important element of the Company's business strategy. The Company offers customer service programs to meet customer support requirements. Customers who participate in the Company's annual support programs receive maintenance releases and associated technical support and documentation. Recently, the Company has begun to offer real-time telephone support to its North American customers as well as high-level e-mail support from its primary engineering offices in the United Kingdom.

     The Company's technical support team focuses on problem solving and resolution in installation and other ongoing technical issues. Technical support representatives are trained in basic and advanced uses of Omnis products. The Company operates the technical support function through a consolidated database, combining customer information from the United States, United Kingdom, and German support center databases into single database structure, thereby enabling its worldwide technical support staff to work from the same database and have simultaneous access to the same information. The global support strategy includes a worldwide high-level support center in the United Kingdom, which supports the Company's United States, Canadian and United Kingdom customers and some of the Company's foreign distributors. These distributors are responsible for supporting those customers to whom they have sold the Company's products. A support center in Germany provides support for the Company's direct customers in Europe and the Company's European based distributors. In addition, the Company has improved its website to better provide technical support to its customers. The Company believes its customers are now better able to find answers to many of their questions quickly and easily on the Company's website.


Customers

     The  Company  has  customers  in  a  wide  range  of  industries, including
financial   services,   pharmaceuticals,   manufacturing,   telecommunications,
aerospace, defense, and universities. In fiscal year 2000, one customer, Nortel, accounted for approximately 16.7 percent of total net revenues. No other customer accounted for more than 10 percent of total net revenues.

     As is the case with other participants in the software industry, the Company generally ships products as orders are received. As a result, the Company has historically operated with little backlog. Because of this short cycle between receipt of an order and shipment, the Company does not believe that its backlog as of any particular date is meaningful.

     The Company's customers can be segmented into two general categories:

     1. Corporate IT Departments -- The bulk of the Company's revenue has been generated from sales to information technology departments of large corporations.

     2. Independent Software Vendors ("ISVs"), Developers -- ISVs typically have written their own vertical application software which they sell as a complete package to end-user customers. This category would also include Value Added Resellers ("VARs") and software consulting companies who provide contract programming services to their customers.

     The Company's products are designed to enable the development of applications which operate in traditional client/server environments as well as across the Internet. Some of the Company's customers have purchased copies of the Company's products for evaluation purposes. There can be no assurance that these customers will broadly implement new projects or that they will purchase additional products from the Company. The Company's future financial performance will depend on the growth of the Company's sector of the computing market and on its ability to compete effectively in this market. There can be no assurance that this market will continue to grow or that the Company will be able to respond effectively to customer requirements and competitive offerings in this market.

     As the market evolves, the Company anticipates that competition is likely to increase from both existing and future market participants, most of whom are larger companies and have greater financial, technical, marketing, sales, and distribution resources and a larger installed base of customers than the Company. There can be no assurance that the Company could compete effectively with such competitors.


Product Development

     Since its inception in the United Kingdom, the Company has benefited from having a global perspective in terms of partners, customers, technological outlook and products. The Company's corporate research facilities are based in England.

     The Company believes that developing new products is best accomplished with a cross-disciplinary approach, combining the talents and perspectives of a multi-faceted virtual development team that includes developers, customers, VARs, sales and marketing, technical support, quality assurance, and technical services. In the course of planning products, the Company's product development team filters industry trends, ideas from customers and potential customers, partners and potential partners, feedback from the Company's own sales, marketing, technical support, and professional services staff, and general business information and then analyzes the potential risks and benefits of pursuing a given strategy.

     The software industry is characterized by rapid technological advances, frequent new product introductions, rapid enhancements of existing products through new releases, and changing customer requirements. The future success of the Company will largely depend on its ability to enhance its current products and to successfully develop new products which keep pace with technology trends, competitive offerings, and evolving customer requirements. In particular, the Company believes it must continue to enhance the basic functionality of its products and extend the product line to keep pace with the advances in hardware, operating systems, programming languages, databases, and Internet-related technology. Any failure of the Company to anticipate new technology developments and customer needs or any significant delays in product development and introduction could result in a loss of competitiveness and revenues. Because of the complexity of software products, new product introductions may contain undetected software errors that, despite quality assurance testing by the Company, are discovered only after a product has been installed and used by customers. Although the Company has not experienced any material adverse effects from such errors to date, there can be no assurance that errors will not be discovered in the future which would cause delays in shipments, loss of revenues or require significant design changes that could adversely affect the Company's competitive position and operating results. There can be no assurance that any of the Company's product development efforts will lead to a commercially viable product, and the Company is unable to predict whether or when proposed new products, product enhancements, or product extensions might be released or whether, when released, they will achieve market acceptance.

     The Company markets its products to customers for the development, deployment, and management of Internet and client/server applications. The Company's license agreements with its customers typically contain provisions designed to limit the Company's exposure to potential product liability claims. It is possible, however, that the limitation of liability provisions contained in the Company's license agreements may not be effective as a result of existing or future federal, state or local laws, or ordinances or unfavorable judicial decisions. Although the Company has not experienced any product liability claims to date, the sale and support of its products by the Company may entail the risk of such claims, which are likely to be substantial in light of the use of its products in business-critical applications. A successful product liability claim brought against the Company could have a material adverse effect upon the Company's business, operating results, and financial condition.

Competition

     The applications development tools software market is rapidly changing and intensely competitive. The Company currently encounters competition from several direct competitors, including Microsoft Corporation (Visual Basic),
Inprise Corporation (Delphi), Allaire Corporation (Cold Fusion) and Magic Software Enterprises. In addition, the Company competes indirectly with several other companies. These include (a) the relational database vendors, such as
Oracle, Sybase and Informix, who provide application development tools primarily for customers who use their database technology; (b) 4GL application tools vendors such as Progress Software Corporation and Cognoscente Software International Incorporated; (c) CASE tools vendors such as Knowledgeware Inc. and Intersolv Inc.; (d) shrink-wrap database software suppliers such as Lotus, Microsoft Access, and ACIUS, and (e) developers in Java as competition for the Omnis web client technology.

     The Company believes that its ability to compete depends on factors both within and outside its control, including the timing and success of new products developed by the Company and its competitors, product performance and price, distribution, and customer support. There can be no assurance that the Company will be able to compete successfully with respect to these factors. In particular, competitive pressures from existing and new competitors who offer lower prices or introduce new products, including "native" products that fully utilize the capabilities of a particular operating platform, could result in delays in purchase decisions by or loss of sales to potential customers or cause the Company to institute price reductions, any of which would adversely affect the Company's results of operations. In particular, software licenses which permit developers to develop configurable applications and deliver those applications to end-users, have been and may continue to be subject to significant pricing pressures which could have an adverse effect on the Company's business and results of operations. There can be no assurance that the Company will be able to maintain its price structure or that entry of future competitors in the Company's current market will not result in pricing pressures in the future.

     Additional competitive factors influencing the market for the Company's products include product functionality and features, platforms, performance, vendor and product reputation, product and service quality. These items may also result in market confusion, delays in purchases, intensified competition, price restructuring, or price reductions. The Company believes that the broad functionality of its products, including its cross platform capability and its important features for group development, application deployment and maintenance has enabled the Company to compete effectively to date, particularly for professional development environments in major corporations. The Company's primary focus on client/server application development tools may be a disadvantage in competing with vendors who can provide a greater range of products to customers who wish to deal with a limited number of suppliers (i.e. Oracle, Sybase, and Informix).

     As the web-based market evolves, the Company anticipates that competition is likely to increase from both existing and future market participants, most of whom are larger companies and have greater financial, technical, marketing, sales, and distribution resources and a larger installed base of customers than the Company. Moreover, if such competition were to enter the crossware market, which is the principal market in which the Company participates, the Company might be required to increase defensive measures to maintain its position in these target markets. This increased effort could adversely affect operating results due to increased marketing programs, price declines, longer sales cycles, and increased product development expenses, among other things. There can be no assurance that the Company could compete effectively with such new products.


Intellectual Properties and Other Proprietary Rights

     The Company relies primarily on a combination of trade secret, copyright, and trademark laws and contractual provisions to protect its proprietary rights. In addition to trademark and copyright protections, the Company licenses its products to end users on a "right to use" basis pursuant to a perpetual license agreement that restricts use of products to a specified number of users. The Company generally relies on shrink-wrap or "click-wrap" licenses which become effective when a customer opens the package or downloads and installs software of its system. Because they are not negotiated with or signed by the licensees, in order to retain exclusive ownership rights to its software and technology, the Company generally provides its software in object code only, with contractual restrictions on copying, disclosure, and transferability. There can be no assurance that these protections will be adequate, or that the Company's competitors will not independently develop technologies that are substantially equivalent or superior to the Company's technology.

     Copyright and other protection for intellectual property may be unavailable or restricted in certain foreign countries. In addition, shrink-wrap or click-wrap licenses may be unenforceable under the laws of certain jurisdictions. Nevertheless, the Company believes that its copyright and license protections are important. However, because of the rapid pace of technological change in the computer software industry, factors such as the product knowledge, ability, and experience of the Company's personnel, brand name recognition, customer support, and ongoing product maintenance and enhancement may be more significant in maintaining the Company's competitive advantage.

     As the number of software products available in the market increases and the functions and features of these products further overlap, the Company anticipates that software products may become increasingly subject to infringement claims. There can be no assurance that third parties will not assert infringement claims against the Company in the future with respect to any current or future product. Any such assertion, whether with or without merit, could require the Company to enter into costly litigation or royalty arrangements. If required, such royalty arrangements may not be available on reasonable terms, or at all.

     The Company has filed a final patent application in the United States for certain of its Omnis Studio Web Client technologies and has instituted a procedure for preparing and filing additional provision and final patent applications as appropriate for its developing technologies. At this time the Company has not been granted any patents on any of its proprietary technologies and there is no assurance that any such patents will be granted. Patent protection may become important in the protection of the commercial viability of the Company's innovative products and the failure to obtain such patent protection could have an adverse effect on the commercial viability of such products. The Company's success therefore may in part depend on its ability to obtain strong patent protection or licenses to strong patents in the future. It is not possible to anticipate the breadth or degree of protection that patents would afford any product of the Company or the underlying technologies. There can be no assurance that any patents issued or licensed to the Company will not be successfully challenged in the future or that any Omnis product will not infringe the patents of third parties.

     The level of research and development efforts in areas related to the Omnis products makes it possible that third parties will obtain patents or other proprietary rights that may be necessary or useful to its products. In recent years the practice of applying for and issuing software patents in the United States and other jurisdictions has accelerated and the scope and validity of such patents are frequently in dispute. In cases where third parties are the first to invent a particular product or technology, it is possible that such parties would obtain patents that would be sufficiently broad to prevent the Company from marketing the same or similar products. Although the Company is not presently aware that any patents necessary to its products have been issued for which licenses are not available to the Company, it is possible that applications for such patents have been made or that such patents have been issued. The scope and validity of such patents, if issued, the extent to which the Company may desire or need to obtain licenses under such patents, and the cost and availability of such licenses are currently unknown. There can be no assurance others may not independently develop or obtain technology similar to that of the Company.

     As the number of software products available in the market increases and the functions and features of these products further overlap, the Company anticipates that software products may become increasingly subject to infringement claims. There can be no assurance that third parties will not assert infringement claims against the Company in the future with respect to any current or future product. Any such assertion, whether with or without merit, could require the Company to enter into expensive litigation or royalty arrangements. If required, such royalty arrangements may not be available on reasonable terms, or at all.

Production

     The Company uses subcontractors in the United Kingdom to perform its manufacturing operations, which include duplication and preparation of software media, documentation, and packaging. The principal materials used in the manufacture of the Company's products are CD ROMs, boxes, binders, and multi-color printed materials which the Company obtains from its manufacturers.


     The Company utilizes certain of its distributors in some international markets to localize the products, including conversion of the product and product documentation to native languages, where necessary. The production of the resulting localized product is then handled by the distributor for that market.

     The Company requires that quality control tests be performed on all duplicated disks and finished products. Quality control personnel work in the United Kingdom operation to help ensure product quality. The Company produces software and documentation based upon forecasts of monthly sales.


Employees

     At October 20, 2000, the Company had 48 employees, including 18 in product development, 15 in sales and marketing, 6 in customer support and consulting, and 9 in finance and administration. Of these 39 employees are based in Europe, and 9 are located in the United States. In addition, there are 2 contractors in the sales department and 2 contractors in the training and consulting department in Europe. The Company's employees are not represented by any collective bargaining organization, and the Company has never experienced a work stoppage. Further, the Company believes its relationships with its employees are good.

     The Company's success depends to a significant extent upon a number of key management and technical personnel, the loss of one or more of whom could adversely affect its business. In addition, the Company believes that its future success will depend to a significant extent on its ability to recruit, hire and retain highly skilled management and employees for product development, sales, marketing, and customer service. Competition for such personnel in the software industry is intense, and there can be no assurance that the Company will be successful in attracting and retaining such personnel.


Properties of Omnis

     The Company leases 3,800 square feet of office space in San Carlos, California pursuant to a lease which expires on February 28, 2001 and has base monthly rent of $7,972.

     The Company owns property in the United Kingdom which it uses for its research and development. The Company also leases 1,300 square feet of office space for its European sales headquarters office in Harefield, England. The lease, which expires on June 23, 2002, has monthly rental payments of $3,141 plus $477 for common area maintenance. Until March 2000, the Company leased 2,370 square feet of office space (formerly its London sales office) in London, England. The lease, which was due to expire on November 1, 2012, had monthly rental payments of $3,820. Until December 1999, the Company had sublet all of the London office space for which it received a rental of $3,820 per month, plus 100% reimbursement for common area maintenance. The sublease terminated on December 25, 1999. The Company then negotiated a termination of this lease in March 2000. A premium of $76,523 had to be paid in order to avoid any future contractual liability, of which approximately $15,000 is expected to be reclaimed from the leasees for repairs and renovations.

     The Company leases property in Germany which it uses as a sales office. The space is 457 square meters and has monthly rental payments of $21,470 DM.
The lease will expire May 14, 2007, with a Company option to terminate the lease in May 2002.

     The Company believes that these facilities are adequate to meet its requirements for fiscal year 2001.

Legal Proceedings of Omnis

     Compass Litigation. In March 1998 the Company was sued by Compass Software ("Compass") in the Federal district court for the Eastern District of Washington claiming damages in the range of $2 Million for software copyright infringement and related claims. The Company obtained a full dismissal of that case with prejudice on November 29, 1999, and no appeal was filed by Compass within the time allowed by law.

     In this connection the Company previously had sued Compass in 1994 for illegally infringing and distributing the Company's software products. This matter was settled with an agreement that Compass would pay certain amounts and would not make illegal copies of the Company's software in the future. Compass failed to pay the promised amounts when due. The Company then obtained a judgment for breach of contract against Compass. As part of its efforts to enforce its judgment against Compass, the Company purchased, at a judgment lien sale, certain intangible property of Compass including the rights to the 1998 infringement suit brought by Compass ("Execution Sale"). Compass then requested the applicable trial court to set aside the Execution Sale. The trial court granted the request and the Company appealed the judgment. The court of appeals subsequently ruled in favor of the Company and directed the trial court to determine the amount of fees to be awarded to the Company. That amount has not yet been determined. The Company also filed a second lawsuit against Compass alleging additional acts of infringement for periods after 1994. A trial was conducted in this case before Judge Barbara J. Rothstein of the United States District court for the Western District of Washington. On July 25, 2000, the
District Court ruled that Compass reproduced and distributed unauthorized copies of Omnis Software using duplicates of existing serial numbers. The Court awarded statutory damages to Omnis in the amount of approximately $150,000 in addition to injunctive relief and attorney fees from Compass. On October 20, 2000 a mediation hearing was conducted to review the amount of damages to be paid by Compass to Omnis. At the mediation Compass offered to pay approximately $25,000 in damages. Omnis is currently preparing a motion for judgment to collect the $150,000 judgment awarded in July, 2000 and for an additional $245,000 in legal fees.

     BTN -- Germany Litigation. The Company entered into a professional development services agreement with BTN Versandhandel GmbH of Leiferde, Germany for the development of an Omnis application. The Company developed and delivered a version of the application to BTN. BTN failed to pay the Company as agreed, claiming there were flaws in the application and the project was suspended by the Company awaiting their payment. BTN commenced legal action against the Company in Germany claiming damages of approximately DM250,000 for failure to perform under the services agreement. The Company has countersued BTN claiming the balance owed under the contract of approximately DM60,000. The Company is defending against the BTN claim and is pursuing its counterclaim against BTN.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of October 20, 2000, certain information with respect to the beneficial ownership of the Company's voting securities by
(i)  any  person  (including  any "group" as that term is used in Section 13 (d)
(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director and each nominee for director, (iii) each of the named executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                        Number of     Percent of     Number of     Percent of
                                                        Shares of      Total of      Shares of      Total of
                                                        Preferred      Preferred       Common        Common
                Name and Address (1)                    Stock (2)      Stock (2)       Stock         Stock
----------------------------------------------------   -----------   ------------   -----------   -----------
Astoria Capital Partners L.P.(3) ...................    300,000         100%         4,075,044        34.32%
 6600 SW 92nd Avenue
 Suite 370
 Portland, Oregon 97223
Geoffrey Wagner (4) ................................                                 2,302,500        19.39%
Phillip Barrett (5) ................................                                 1,672,500        14.08%
Matthew Simmons ....................................                                   172,280         1.45%
Larry Barcot (6) ...................................                                   164,311         1.38%
Gerald Chew (7) ....................................                                   119,325         1.01%
Douglas Marshall (8) ...............................                                   119,325         1.01%
James Dorst (9) ....................................                                    96,825            *
Gwyneth Gibbs (10) .................................                                    32,790            *
David Seaman (11) ..................................                                    28,126            *
Bryce J. Burns .....................................                                       --             *
Bryan Sparks .......................................                                       --             *
All Directors and Officers as a group (12) .........                                 4,707,982        39.65%

------------
* less than 1%
 (1) Except as otherwise indicated below, the persons whose names appear in the table above have sole voting power and investment power with respect to all shares of stock shown as beneficially owned by them, subject to community property laws, where applicable.
 (2) "Preferred Stock" refers to the Series A Convertible Preferred Stock, which is convertible into 1.667 shares of Omnis Common Stock.
 (3) Excludes assumed conversion of Series A Convertible Preferred Stock and warrants to purchase 26,479 of Omnis Common Stock.
 (4) Includes warrants to purchase 22,500 shares of the Company's common stock convertible within 60 days of October 20, 2000 held by Mr. Wagner, 1,420,000 shares of the Company's common stock owned by Rockport Group LP, of which Mr. Wagner is the sole general partner, 850,000 shares of common stock owned by RCJ Capital Partners LP, of which Rockport Group LP is the sole general partner; Director Geoffrey Wagner is the sole general partner of Rockport Group LP, and 10,000 shares of common stock purchased on April 5, 1999 by a trust of which the reporting person's wife is the sole beneficiary; and the reporting person disclaims beneficial ownership of such 10,000 shares except to the extent of his pecuniary interest in such shares. Grants of warrants subject to qualification with state securities laws.
 (5) Includes warrants to purchase 22,500 shares of the Company's common stock convertible within 60 days of October 20, 2000 held by Mr. Barrett and 1,650,000 shares of the Company's common stock owned by Phillip and Debra Barrett Charitable Remainder Trust, of which Mr. Barrett is a trustor and a trustee. Grant of warrants subject to qualification of state securities laws.
 (6) Represents options to purchase 164,311 shares of the Company's common stock held by Mr. Barcot.
 (7) Represents options to purchase 96,825 shares of common stock and warrants to purchase 22,500 shares of common stock of the Company.
 (8) Represents options to purchase 96,825 shares of common stock and warrants to purchase 22,500 shares of common stock of the Company.
 (9) Represents options to purchase 96,825 shares of the Company's common stock exercisable until March 31, 2001.
(10) Includes options to purchase 32,790 shares of the Company's common stock exercisable within 60 days of October 20, 2000.
(11) Includes options to purchase 28,126 shares of the Company's common stock exercisable within 60 days of October 20, 2000.
(12) Includes all of the shares, options and warrants described in footnotes 3 to 11.


Selected Financial Data of Omnis

     The following table shows selected consolidated financial information for Omnis for the past five fiscal years. To better understand the information in the table, investors should also read "Management's Discussion and Analysis of Financial Condition and Results of Operations of Omnis" beginning on page 62 of this Proxy Statement, and the Consolidated Financial Statements and Notes included elsewhere in this Proxy Statement.


                                   Omnis Selected Historical Financial Data
                                         (Fiscal year ending March 31)
                                    (in thousands except per share amounts)

                                                                                                   Six Months Ending
                                                                                                 ---------------------
                                            1996       1997        1998       1999       2000     9/30/99    9/30/00
                                         ---------- ---------- ----------- --------- ----------- --------- -----------
Net Sales .............................. $13,703    $10,400    $7,983      $5,859    $6,210      $2,556    $2,072
Operating income (loss) ................ (5,768)    (6,636)    (8,281)      (538)    (4,574)      (966)    (3,291)
Net income (loss) per share ............  (4.41)     (6.67)     (4.07)     (0.41)     (0.48)     (0.10)     (0.33)
Total Assets ........................... 10,841     10,047      3,415      2,557      3,178      2,256      3,993
Cash dividends declared per
 common share ..........................     --         --         --         --         --         --         --
Cash and cash equivalents ..............  5,129      6,150        242        271      1,238        363        621
Working Capital (deficit) ..............  5,635      5,528     (3,016)       390     (1,086)        15     (3,347)
Long Term Liabilities ..................     26      1,646        111         28         --          6      1,003
Shareholders' Equity (deficit) .........  7,792      5,332     (1,255)     1,262       (163)       797     (2,004)

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                      AND RESULTS OF OPERATIONS OF OMNIS

     You should read the following discussion and analysis in conjunction with the consolidated financial statements of Omnis and the "Unaudited Pro Forma Combined Condensed Financial Information" included elsewhere in this Proxy Statement. This Proxy Statement contains forward-looking statements with respect to future events and the Company's future financial performance. Actual results could differ significantly from those discussed in this Proxy Statement.

     Factors that could cause or contribute to such differences include those set forth in the section entitled "Risk Factors" on page 12 of this Proxy Statement, the factors set forth under "Other Factors Concerning Omnis' Business" and those discussed elsewhere in this Proxy Statement.

Overview
     In the Management's Discussion and Analysis section of this Proxy Statement we are providing detailed information about our operating results and changes in financial position over the past two years and for six months ending September 30, 1999 and September 30, 2000. This section should be read in conjunction with the Consolidated Financial Statements and related Notes included elsewhere in this Proxy Statement beginning on page F-1.

General Business

Results of Operations

     The following discussion should be read in conjunction with the section below and the Company's consolidated financial statements, including the notes thereto, included elsewhere in this Proxy Statement.

     The following table sets forth, as a percentage of revenues, certain consolidated statement of operations data for the periods indicated (subtotals not adjusted for rounding):

Percent of Total Net Revenues:

                                                    Fiscal Year                Six Months
                                                  Ended March 31,         Ended September 30,
                                              -----------------------   ------------------------
                                                 2000         1999          2000         1999
                                              ----------   ----------   -----------   ----------
Net revenues:
   Product ..................................     80%          73%           80%           80%
   Services .................................     20           27            20            20
                                                  --           --            --            --
Total net revenues ..........................    100          100           100           100
Operating expenses:
   Cost of product ..........................      3            6             2             3
   Cost of services .........................      4            6            18             4
   Selling and marketing ....................     52           34           122            43
   Research and development .................     37           24            54            35
   General and administrative ...............     77           39            63            53
                                                 ---          ---           ---           ---
Total operating expenses ....................    174          109           259           138
Operating loss ..............................    (74)            (9)       (159)          (38)
Other income (expense), net .................       (2)          (6)           (5)         --
                                                 ------       ------       -------        ---
Net loss ....................................    (76)%        (15)%        (164)%         (38)%
                                                 -----        -----        ------         ---
Gross margins:
   Gross margin on product revenues .........     77%          67%           97%           97%
   Gross margin on service revenues .........      5%          21%            7%           81%

Total Net Revenues

     Total net revenues for the six months ended September 30, 2000, were $2,072,000, representing a decrease of 18.9% as compared to total net revenues of $2,556,000 for the six months ended September 30, 1999. This decrease is due primarily to the reduction in selling price of development kits and runtimes and the repositioning of the OMNIS Studio product line.

     Product revenues decreased during the six months ended September 30, 2000, to $1,665,000 from $2,052,000 in the six months ended September 30, 1999. This decrease is due to a reduction in sales price of OMNIS Studio development kit and license fees to motivate existing customers to upgrade from Omnis7 as well as attract new developers.

     Service revenues for the six months ended September 30, 2000 decreased 19.2% to $407,000 from $504,000 for the six months ended September 30, 1999. The majority of this decrease is due to the Company's decision to phase out its consulting offerings. Maintenance revenue, which primarily consists of email and telephone support to the Company's customers, decreased slightly during the period ending September 30, 2000, due to the decrease in the annual support fee being charged to customers.

     Total net revenues increased 6% to $6.2 million in fiscal year 2000 from $5.9 million in fiscal year 1999. International revenues, accounted for 55% and 58% of total net revenues in fiscal years 2000 and 1999, respectively.

     The Company's revenues are derived from two sources: fees from software licensing and fees for services, including consulting, training, maintenance and product support. Product revenues increased 17% to $5 million in fiscal year 2000 from $4.3 million in fiscal year 1999.

     Service revenues decreased 23% to $1.2 million in fiscal 2000 from $1.6 million in fiscal year 1999. The decrease in service revenues in fiscal year 2000 as compared to fiscal year 1999 was due to a planned reduction of consulting.

     In fiscal year ended March 31, 2000, one customer in the United States accounted for approximately 17.3% of revenue and no other customer accounted for more than 10% of revenues during that year. No single customer accounted for more than 10% of revenues during the fiscal year ended March 31, 1999.

     The Company sells its products in U.S. Dollars in North America, British Pounds Sterling in the United Kingdom and German Deutsche Marks in Germany. As the Company recognizes revenues and expenses in U.S. Dollars, British Pounds Sterling, and German Deutsche Marks but reports its financial results in U.S. Dollars, changes in exchange rates may cause variances in the Company's period-to-period revenues and results of operations in future periods. Foreign exchange gains and losses have not been material to the Company's performance to date.

     Cost of Product Revenues

     Cost  of  product  revenues  is  comprised  of direct costs associated with software product sales including software packaging, documentation, and physical media costs. Cost of product revenues as a percentage of product revenues was 4% in fiscal year 2000 as compared to 8% in fiscal year 1999. The decrease in cost as a percentage of total net revenues was mainly due to decrease in headcount in the production department.

     Cost of product revenues as a percentage of product revenues decreased from 3.2% in the six months ended September 30, 1999 to 2.7% in the six months ended September 30, 2000 as a direct result of the decrease in average sales price of the Company's products.

     Cost of Services Revenues

     Cost of services revenues includes consulting, technical support, maintenance services, and training, which consist primarily of personnel costs. Cost of services revenues as a percentage of net service revenues increased to 23% in fiscal year 2000 from 22% in fiscal year 1999. The increase in cost of services revenues as a percentage of services revenues in fiscal 2000 as compared to fiscal year 1999 was primarily due to the increase in headcount in the technical support department during fiscal 2000.

     Cost of service revenues increased as a percentage of service revenues from 19.4% in the six months ended September 30, 1999, to 92.76% in the six months ended September 30, 2000. This is due to the establishment of a technical support department in the US this year that offers real time telephone support to its North American customers. Previously, only email support was available from the engineering office in the United Kingdom.

     Selling and Marketing Expenses

     Selling and marketing expenses increased to $3.2 million in fiscal year 2000 from $2.0 million in fiscal year 1999, representing 52% and 34% of total net revenues during such periods, respectively. The increase in selling and marketing was primarily due to significant increase in headcount in the marketing group coupled with an increase in trade-show participation and marketing programs in the fourth quarter 2000. The Company had refocused its sales and marketing department in an attempt to generate revenues related to its new Studio product line, including an increased trade show presence, additional advertising and marketing collateral generation, and an increased market awareness campaign.

     Sales and marketing expenses increased to $2,529,000 for the six months ended September 30, 2000 as compared to $1,099,000 for the six months ended September 30, 1999. The increase in sales and marketing expenses was primarily due to increases in targeted advertising, direct mail programs, trade show participation and strategic marketing programs with partners.

     Research and Development Expenses

     Research and development expenses increased to $2.3 million in fiscal year 2000 from $1.4 million in 1999, due to an increase in headcount in this department. Costs for the development of new software products and substantial enhancements to existing software products are expensed as incurred until technological feasibility has been established, at which time any additional costs would be capitalized in accordance with SFAS 86. The Company did not capitalize any research and development costs in fiscal year 2000 or 1999 because the Company believes its current process for developing software is essentially completed concurrently with the establishment of technological feasibility (as defined by SFAS 86). At the end of fiscal year 1997, the Company had fully amortized the previously capitalized internal software development costs and no such costs were recognized during fiscal years 1999 or 2000.

     Research and development costs increased to $1,110,000 for the six months ended September 30, 2000, as compared to $906,000 for the six months ended September 30, 1999, primarily due to an increase of staff at its Research and Development Center in the United Kingdom. The Company continues to invest in the development of its newer product line, OMNIS Studio, aimed at sales opportunities that the Company believes will expand its installed base of customers.

     General and Administrative Expenses

     General and administrative expenses increased to $4.8 million in fiscal year 2000 from $2.3 million in fiscal year 1999. This increase in fiscal year 2000 is due to a $3.0 million charge to compensation expense resulting from the granting of certain options at below fair market value and certain grants prior to the stockholders approval of the 1999 Plan.

     General and administrative expenses decreased to $1,301,000 for the six months ended September 30, 2000, as compared to $1,352,000 for the six months ended September 30, 1999. General and administrative expense for the six months ended September 30, 2000 included the recognition of non-cash compensation expense of $538,000 that resulted from the issuance of certain options at below fair market value, offset by reductions in head count in the quarter ended September 30, 2000.

     Other Income (Expense), Net

     Other income (expense) is primarily comprised of interest income, interest expense, gains and losses on foreign currency transactions, and other income. Interest income reflects earnings from the Company's cash position. Interest expense primarily relates to the Company's $2 million note payable and capital leases. Interest expense was $39,000 in fiscal year 2000 and $249,000 in fiscal year 1999.

     Income Tax Expense

     The Company had an income tax benefit of $2,000 in fiscal year 2000, compared to an income tax expense of $4,000 in fiscal year 1999. At March 31, 2000, the Company had net operating loss carry forwards of approximately $40.2 million for federal income tax purposes, $8.0 million for state tax purposes and $8.0 million for foreign taxes. The Tax Reform Act of 1986, as amended, and the California Conformity Act of 1987 impose substantial restrictions on the utilization of net operating loss and tax credit carry forwards in the event of an "ownership change," as defined by the Code. An "ownership change" took place in fiscal year 1999, and the Company is limited to approximately $146,000 per year of federal and California net operating loss carry forwards accrued through that date (a total of $2.9 million federal and $0.7 million California).

     Inflation

     The Company believes that inflation has not had a material impact on the Company's operating results to date and does not expect inflation to have a material impact on the Company's operating results in fiscal year 2001.


Other Factors Concerning Omnis' Business

     Quarterly Fluctuations

     The Company has experienced significant quarterly fluctuations in operating results and anticipates such fluctuations in the future. The Company generally ships orders as received and, as a result, typically has little or no backlog. Quarterly revenues and operating results, therefore, depend on the volume and timing of orders received during the quarter, which are difficult to forecast. Furthermore, the Company has typically sold to large corporate enterprises, significant partners, and distributors which often purchase in significant quantities, and therefore, the timing of the receipt of such orders could cause significant fluctuations in operating results. Historically, the Company has often recognized a substantial portion of its license revenues in the last month of the quarter. Service revenues tend to fluctuate as consulting projects, which may continue over several quarters, are undertaken or completed. Operating results may also fluctuate due to factors such as the demand for the Company's products, the size and timing of customer orders, changes in the proportion of revenues attributable to licenses and service fees, commencement or conclusion of significant consulting projects, changes in pricing policies by the Company or its competitors, the number, timing, and significance of product enhancements and new product announcements by the Company and its competitors, the ability of the Company to develop, introduce, and market new and enhanced versions of the Company's products on a timely basis, changes in the level of operating expenses, changes in the Company's sales incentive plans, budgeting cycles of its customers, customer order deferrals in anticipation of enhancements or new products offered by the Company or its competitors, nonrenewal of maintenance agreements, product life cycles, software bugs and other product quality problems, personnel changes, changes in the Company's strategy, the level of international expansion, seasonal trends and general domestic and international economic and political conditions, among others. Accordingly, the Company believes that period-to-period comparisons of its operating results are not necessarily meaningful and should not be relied upon as indications of future performance.

     Expense Levels

     The Company's expense levels are based, in significant part, on the Company's expectations as to future revenues and are therefore relatively fixed in the short term. If revenue levels fall below expectations, net income is likely to be disproportionately adversely affected because a proportionately smaller amount of the Company's expenses vary with its revenues. There can be no assurance that the Company will be able to achieve profitability on a quarterly or annual basis in the future. Due to all the foregoing factors, it is likely that in some future quarter the Company's operating results will be below the expectations of public market analysts and investors. In such event, the price of the Company's Common Stock would likely be materially adversely affected.

     Future Operating Results

     The Company's future operating results will depend, to a considerable extent, on its ability to rapidly and continuously develop new products that offer its customers enhanced performance at competitive prices. Inherent in this process are a number of risks. The development of new, enhanced software products is a complex and uncertain process requiring high levels of innovation from the Company's designers as well as accurate anticipation of customer and technical trends by the marketing staff.

     The Company's operating results will also be affected by the volume, mix, and timing of orders received during a period and by conditions in the industries that it serves as well as the general economy. Additionally, the Company operates on a global basis with offices or distributors in Europe, and Asia, as well as North America. Changes in the economies, trade policies, and fluctuations in interest or exchange rates may have an impact on its future financial results. Also, as the Company continues to operate more globally, seasonality may become an increasing factor in its financial performance.

     The Company's products are typically used to develop applications that are critical to a corporate customer's business and the purchase of the Company's products is often part of a customer's larger business process, reengineering initiative, or implementation of client/server or web-based computing. As a result, the license and implementation of the Company's software products generally involves a significant commitment of management attention and resources by prospective customers. Accordingly, the Company's sales process is often subject to delays associated with a long approval process that typically accompanies significant initiatives or capital expenditures. For these and other reasons, the sales cycle associated with the license of the Company's products is often lengthy and subject to a number of significant delays over which the Company has little or no control. There can be no assurance that the Company will not experience these and additional delays in the future. Therefore, the Company believes that its quarterly operating results are likely to vary significantly in the future.

     The development and introduction of new or enhanced products also requires the Company to manage the transition from older, displaced products in order to minimize disruptions in customer ordering patterns and excessive levels of older product inventory and to ensure that adequate supplies of new products can be delivered to meet customer demand. Because the Company is continuously engaged in this product development and transition process, its operating results may be subject to considerable fluctuations, particularly when measured on a quarterly basis.

     Liquidity and Capital Resources

     For fiscal year 2000, cash used in operating activities included a net loss of $4,696,000 and a gain on sale of property of $3,000, offset by $341,000 of depreciation and amortization expense and $3,058,000 of non-cash compensation expense. These changes in combination with a net $451,000 increase due to the net change in current balance sheet accounts used $849,000 in cash for operating activities for the fiscal year. Cash flows used from investing activities included $392,000 in purchases of furniture and equipment offset by $17,000 in proceeds from the sale of fixed assets. Cash flows provided from financing activities include $2,028,000 in proceeds from borrowings under the terms of a Shareholder Note (Astoria $3,000,000 financing facility), $120,000 borrowings on a line of credit, $119,000 proceeds from common stock issuance and $9,000 form the exercise of stock options offset by $174,000 in debt repayments to comprise the $2,102,000 of net cash provided from financings. All the changes noted above coupled with an additional $89,000 from the effect of exchange rates on cash contribute to a total increase of cash and equivalents for the year of $967,000.

     For the six months ended September 30, 2000 the net operating use of cash was fueled by a net loss of $3,395,000, a change in net current assets of $582,000, depreciation and amortization expense of $151,000 and the amortization of non-cash compensation expense of $538,000. Net cash used by investing activities was used to purchase $206,000 in furniture and computer equipment and $534,000 for expenses relating to the acquisition of software assets to enhance the Omnis product line for a net use of $740,000. Cash flows from financing activities were provided by $2,107,000 additional borrowings under the Astoria Note noted above and $110,000 from the exercise of stock options offset by $54,000 repayment of debt. These total changes combined with a $84,000 cash provided from the effect of exchange rates for six month period contributed to a net decrease in cash for the period of $617,000.

     At March 31, 2000, the Company's principal sources of liquidity consisted of cash and cash equivalents of $1,238,000 and an unused available short-term credit facility of $1,000,000. This credit facility was fully used as of June 30, 2000.

     At September 30, 2000, the Company's principal sources of liquidity consisted of cash and cash equivalents of $621,000. The Company's working capital position was a deficit of $1,086,000 at March 31, 2000 and a deficit of $2,347,000 at June 30, 2000 compared to a deficit of $3,347,000 at September
30, 2000. In order to obtain additional funds in the future for its continued operation, the Company will need to seek additional equity or debt capital. Astoria and other major shareholders have represented a willingness and have the ability to provide additional funds but no legally binding commitment has been made.

     On September 22, 2000 the board of directors of Omnis determined that the Company would seek to raise additional equity capital prior to December 31, 2000 of between $5 Million to $10 Million by means of a private placement of common stock of the Company at an issue price in the range of $6 per share. Such private placement may be contingent on the closing of the merger, and the amount and timing and other terms of such private placement are subject to change. There is no assurance that the Company will be able to raise additional capital on commercially reasonable terms if at all. The raising of any such capital would be dilutive to the Omnis stockholders.

     On December 23, 1999, Omnis obtained a $3,000,000 line of credit from Astoria Capital Partners, L.P. pursuant to the terms of a Credit Facility Agreement dated as of December 21, 1999 (the "Credit Facility Agreement"). The line of credit had a term of six months and was extended by the further agreement of Omnis and Astoria on April 30, 2000 for an additional period of four months and was further amended of August 31, 2000. Under these arrangements Omnis may draw up to $500,000 from the line of credit per month as set forth in the Credit Facility Agreement. In connection with the issuance of the line of credit, Omnis issued a promissory note in the principal amount of up to $3,000,000 to Astoria dated as of December 21, 1999 and amended on April 30, 2000, August 31, 2000 and October 19, 2000. All principal and accrued interest on the promissory note is due and payable on November 30, 2000 or upon a Change of Control (as such term is defined in the Credit Facility Agreement), if earlier. The promissory note bears interest at 8% per annum and has a default rate of interest of 10% per annum. The Promissory Note is secured by certain assets of the Company. While any debt is outstanding or the line of credit remains in effect, except for any debt owing to Astoria or debt issued contemporaneously with payment of the debt in full and termination of the line of credit, Omnis shall not incur any indebtedness without the written consent of Astoria, except that Omnis may incur junior debt in the aggregate principal amount of up to $500,000 in connection with the purchase or lease of property (whether or not in the ordinary course of business).

     In addition, and also in connection with the issuance of the line of credit, the Company issued to Astoria a Non-Transferable Warrant to purchase shares of capital stock of the Company.

     Prior to or at the Closing of the merger, the Credit Facility Agreement and the outstanding warrant issued to Astoria by Omnis will be converted into the appropriate number of shares of Omnis Common Stock equal to the total principal and interest due under the Credit Facility Agreement divided by an agreed warrant exercise price equivalent to the per share value of Omnis Common Stock computed pursuant to the Exchange Ratio under the Merger Agreement.

     In addition, pursuant to the Merger Agreement Astoria will be entitled to receive a new warrant for additional shares of Omnis Common Stock and to be issued a new promissory note in exchange and cancellation of an existing convertible debt security issued to Astoria by Pick on March 15, 2000 in the principal amount of Seventeen Million Three Hundred Thousand Dollars ($17,300,000) (the "Pick Note"). As at the Closing, the Pick Note shall be cancelled and Omnis will issue to Astoria a new promissory note (the "Omnis Note") in the principal amount of $17,300,000 plus accrued interest and a warrant to purchase Five Hundred Thousand (500,000) shares of the Omnis Common Stock at a warrant exercise price of Seven Dollars ($7.00) per share (the "Astoria Warrant") pursuant to a Note and Warrant Purchase Agreement to be entered into between Omnis and Astoria. Such Note and Warrant will be subject to various terms and conditions therein.

     For the fiscal year 1999 cash used in operations was comprised of an net loss of $887,000, offset by $423,000 in depreciation and amortization expense, a $100,000 loss on the disposal of property and a net cash used of $2,150,000, as a result of changes in net current assets, principally increases in accounts payable. Cash flows from investing activities totaled $450,000 and cash flows from financing activities were provided by $1,000,000 of preferred stock issuances and $1,218,000 in common stock issuances offset by $175,000 repayment of debt. These changes when combined with the $50,000 benefit a result of the effect of exchange rate changes on cash balances total a net $29,000 increase in cash and cash equivalents for the year.

     On March 19, 1999, the Company's board of directors authorized the issuance of 300,000 shares of Series A Convertible Preferred stock (the "Preferred Shares") and 7,600,000 shares of its common stock (collectively, the "Shares"). The Restated Certificates of Incorporation of the Company vest in the  board  of  directors  the authority to issue such Shares. On March 31, 1999 the Company filed with the Secretary of State of Delaware a Certificate of Designations setting forth the rights, preferences and privileges of the Preferred Stock. Pursuant to the terms of the Letter of Intent executed by and between the parties as of February 22, 1999, on March 31, 1999 the Company entered into stock purchase agreements with Astoria Capital Partners ("Astoria"), an affiliate of an existing stockholder, Gwyneth Gibbs, president of the Company and certain members of the board of directors or their affiliates. Under the terms of the Stock Purchase Agreement with Astoria, the Company agreed to issue and Astoria agree to purchase 300,000 Preferred Shares at a purchase price of $1.6667 per share for an aggregate purchase price of $500,000, and 2,543,344 shares of the Company's common stock at a purchase price of $0.25 per share for an aggregate purchase price of $635,836 (collectively, the "Astoria Shares"). The Astoria Shares were issued and sold to Astoria in consideration of the cancellation of the indebtedness of the Company to Astoria. The Company also entered into a Common Stock Purchase Agreement with Astoria whereby Astoria purchased 1,000,000 Common Shares at a price of $0.25 per share for an aggregate purchase price of $250,000. The Common Stock Purchase Agreement and Stock Purchase Agreement grant certain registration rights and rights of first refusal to Astoria. Pursuant to the terms of the stock purchase agreements entered into with certain members of the board of directors, including Mrs. Gibbs (the "Board of Directors Agreements"), the Company agreed to issue, in the aggregate 4,000,000 shares of the Company's common stock at a price of $0.25 per share, for aggregate purchase price of $1,000,000. The Board of Directors Agreements do not grant any registration rights or rights of first refusal to the parties.

     The proceeds from the sale of the shares of the Company's common stock to the board of directors was used to satisfy the debt owed, in its entirety, to the Omnis Class 2 Creditors (the "Creditors") pursuant to the Work Out Agreement entered into between the Company and the Creditors. The proceeds from the sale of the Shares to Astoria will be used for working capital purposes.

     The Company has operated at a loss for the last several years. The Company's new management team has taken steps to improve the Company's business prospects through (i) more targeted marketing of its products; (ii) increased investments in infrastructure; (iii) improved operational systems and (iv) a renewed focus on returning the Company to long-term profitability. These initiatives have and will require financial resources and additional financing will be required to continue to pursue the initiatives noted above.

     The Company does not currently have an established line of credit with a commercial bank and recently has funded operations over the past several months via the $3 million working capital facility provided by Astoria. On August 23, 2000 the Company also obtained $750,000 in additional loans from three private parties (the "Lenders") pursuant to the terms of a Note Purchase Agreement. The Company issued three unsecured promissory notes to the Lenders in connection therewith (the "Notes"). The Notes bear interest at 4% per annum and shall be automatically converted into shares of common stock of the Company on the second anniversary of the date of issuance thereof at a conversion price equal to $6.17 per share. The Notes are also convertible at any time at the option of the holders thereof at the same conversion price per share. Subsequently, in September, 2000, the Company borrowed an additional $250,000 from The Philip and Debra Barrett Charitable Remainder Trust (the "Trust"). Philip Barrett, a director of the Company, is the trustee and a beneficiary of the Trust. The Company issued an unsecured promissory note to the Trust in connection with the loan (the "Barrett Note"). The Barrett Note is due and payable two years from the date of issuance and bears interest at 10% per annum. A future credit facility may be difficult to obtain with the Company's historical operating results. In order to obtain additional funds in the future for its continued operation, the Company will need to seek additional equity or debt capital. Astoria and other major shareholders have expressed the willingness to provide additional funds but no legally binding commitment has been made.

     On September 22, 2000 the Board of Directors determined that the Company would seek to raise additional equity capital prior to December 31, 2000 of between $5 Million to $10 Million by means of a private placement of common stock of the Company at an issue price in the range of $6 per share. Such


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

private placement may be contingent on the closing of the merger, and the amount and timing and other terms of such private placement are subject to change. There is no assurance that the Company will be able to raise additional capital on commercially reasonable terms if at all. The raising of any such capital would be dilutive to the Omnis stockholders.

     Key Personnel and Management

     The success of the Company depends to a significant extent upon a number of key management and technical personnel, the loss of one or more of whom could adversely affect its business. In addition the Company believes that its future success will depend to a significant extent on its ability to recruit, hire and retain highly skilled management and employees for product development, sales, marketing, and customer service. Competition for such personnel in the software industry is intense, and there can be no assurance that the Company will be successful in attracting and retaining such personnel. Management of the Company will also be required to manage any growth of the Company in a manner that requires a significant amount of management time and skill. There can be no assurance that the Company will be successful in managing any future growth or that any failure to manage such growth will not have a material adverse effect on the Company's business, operating results or financial condition.

     Intellectual Property

     The Omnis products include technologies developed by the Company. The Company relies primarily on a combination of trade secret, copyright and trademark laws and contractual provisions to protect its proprietary rights in such technologies. There is no assurance that such laws and contractual provisions will adequately protect the intellectual properties and other proprietary rights of the Company. The Company has filed a final United States patent application for certain of its Studio Web Client technologies. The Company has initiated procedures for preparing and filing additional provisional and final patent applications as appropriate for its developing technologies. The Company has not been granted any patents on any of its proprietary technologies and there is no assurance that any such patents will be granted. Patent protection may become important in the protection of the commercial viability of the Company's innovative products and the failure to obtain such patent protection could have an adverse effect on the commercial viability of such products. The Company's success therefore may in part depend on its ability to obtain strong patent protection or licenses to strong patents in the future. It is not possible to anticipate the breadth or degree of protection that patents would afford any product of the Company or the underlying technologies. There can be no assurance that any patents issued or licensed to the Company will not be successfully challenged in the future or that any Omnis product will not infringe the patents of third parties. As the number of software products available in the market increases and the functions and features of these products further overlap, the Company anticipates that software products may become increasingly subject to infringement claims. There can be no assurance that third parties will not assert infringement claims against the Company in the future with respect to any current or future product. Any such assertion, whether with or without merit, could require the Company to enter into costly litigation or royalty arrangements. If required, such royalty arrangements may not be available on reasonable terms, or at all.

     Dependence on Principal Products

     Any factor adversely affecting sales of the Company's principal products, including but not limited to Omnis Studio and Omnis Studio Web Client, would have a material adverse effect on the Company. The future financial performance of the Company will depend in significant part upon the successful development, introduction and customer acceptance of new or enhanced versions of its principal products and other products. There can be no assurance that the Company will be successful in marketing its principal products or any new or enhanced products the Company may develop in the future. In addition competitive pressures or other factors may result in price erosion that could have a material adverse effect on the Company's results of operation.

     International Operations

     Additionally, the Company operates on a global basis with offices or distributors in Europe and Asia as well as in North America. International operations are subject to inherent risks, including costs and


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

difficulties  in  staffing  and  managing  foreign  operations;  difficulties in obtaining and managing local distributors; the costs and difficulties in localizing products into languages other than English for foreign markets;
political or economic instability, unexpected regulatory changes and fluctuations in interest or exchange rates in the specific countries in which the Company distributes its products or in international markets in general; longer receivables collection periods and greater difficulty in accounts receivable collection; import/export duties and quotas; reduced protection for intellectual property rights in some countries; and potentially adverse tax consequences. Also, as the Company continues to operate more internationally, seasonality may become an increasing factor in its financial performance. There can be no assurance that these factors or any combination of these factors will not adversely affect the international revenues or overall financial performance of the Company.

     Delays in Sales and Commitments

     The Company's products are typically used to develop applications that are critical to a customer's business and the purchase of the Company's products is often part of a customer's larger business process, reengineering initiative, or implementation of client/server computing. As a result, the license and implementation of the Company's software products generally involves a significant commitment of management attention and resources by prospective customers. Accordingly, the Company's sales process is often subject to delays associated with a long approval process that typically accompanies significant initiatives or capital expenditures. For these and other reasons, the sales cycle associated with the license of the Company's products is often lengthy and subject to a number of significant delays over which the Company has little or no control. There can be no assurance that the Company will not experience these and additional delays in the future. Therefore, the Company believes that its quarterly operating results are likely to vary significantly in the future.


     Changes in Pricing Structure

     The Company announced a reduction in certain portions of its pricing structure for fiscal year 2000 and beyond. There is no guarantee that this reduction in price will lead to increased unit volume or other additional revenue streams to replace this lost revenue, which could lead to a significant cash flow strain on the core operations of the Company. Additionally, the Company is relying on increased revenues related to its new OMNIS Studio product line, which have not generated revenues as originally projected by the Company. There is no assurance that this product line will generate the revenues  needed  to  sustain  the  Company  in  coming quarters and beyond. The
Company has committed to decreasing sales conflicts with its partners particularly in the service revenue area and has already taken a number of steps in this regard. This has had and will continue to have a negative effect on service revenues as compared to previous quarters and years. There can be no guarantee that the Company will be able replace the decreasing service revenues with new product revenues.


Market for the Company's Common Equity and Related Stockholder Matters

     The Company's Common Stock is traded on the Nasdaq SmallCap Market under the symbol "OMNS".


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

     The following table sets forth the high and low closing prices for the Company's common stock for fiscal years 1999 and 2000.

                                                        High           Low
Fiscal Year 1999                                       Closing       Closing
-------------------------------------------------   ------------   -----------
         April 1 to June 30, 1998 ...............     $  0.906       $ 0.587
         July 1 to September 30, 1998 ...........     $  0.906       $ 0.375
         October 1 to December 31, 1998 .........     $  0.562       $ 0.187
         January 1 to March 31, 1999 ............     $  0.437       $ 0.093


                                                        High            Low
Fiscal Year 2000                                       Closing        Closing
-------------------------------------------------   ------------   ------------
         April 1 to June 30, 1999 ...............    $   3.000      $   0.750
         July 1 to September 30, 1999 ...........    $   7.187      $   2.250
         October 1 to December 31, 1999 .........    $  22.000      $   5.000
         January 1 to March 31, 2000 ............    $  21.000      $  12.000


                                                      High          Low
Quarter Ended June 30, 2000                         Closing       Closing
-----------------------------------------------   -----------   -----------
         April 1 to June 30, 2000 .............    $ 16.50        $ 5.625
         July 1 to September 30, 2000 .........    $  9.500       $ 5.813

     On October 20, 2000, the closing price for the Company's common stock on the Nasdaq Small Cap Market was $ 4.6875 and there were approximately 288 holders of record of the Company's common stock. This does not include stockholders whose Common Stock is held in street name. The Company has never declared or paid dividends on its Common Stock. The Company intends to retain earnings, if any, for the operation and expansion of the Company's business, and therefore does not anticipate paying any cash dividends in the foreseeable future.


Recent Accounting Pronouncements

     In  June  1998,  the  Financial  Accounting  Standards  Board (FASB) issued
Statement   of  Financial  Accounting  Standards  (SFAS)  133,  "Accounting  for
Derivative Instruments and Hedging Activities," which requires companies to record derivative financial instruments on their balance sheets as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies as hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," which amends SFAS 133 to be effective for all fiscal quarters or all fiscal years beginning after June 15, 2000. Omnis believes that this statement will not have a material impact on the financial condition or results of Omnis' operations.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial
Statements." SAB 101 provides guidance on applying generally accepted accounting principals to revenue issues in financial statements. Omnis adopted SAB 101 as required in the first quarter of 2001 and such adoption had no material impact on its consolidated results of operations and financial position.

                            INFORMATION ABOUT PICK

BUSINESS OF PICK AND PICK SYSTEMS

History and Overview

     Pick Systems, a California corporation ("Pick Systems"), was formed in 1982 by Richard "Dick" Pick to develop and market a new concept for computer operating systems and database management systems. Pick Systems was successful and operated under the founder's control until October, 1994, when Richard Pick suddenly died. Mr. Pick owned 97% of the stock of Pick Systems but the settlement was complicated by various family member claims. The estate obtained clear title to the common stock of Pick Systems and entered into negotiations to sell Pick Systems in calendar 1999. PickAx, Inc. purchased approximately ninety seven percent of the outstanding stock of Pick Systems for consideration of approximately $19,500,000 pursuant to a Stock Purchase Agreement ("the Pick Systems Purchase Agreement") dated as of March 16, 2000 entered into between Pick Systems, PickAx, Inc., Astoria Capital Partners, L.P., Gilbert Figueroa, and the co-administrators of the estate of Richard A. Pick. PickAx, Inc. had been formed by Gilbert Figueroa and a group of private investors for the sole purpose of effecting this acquisition. From the time of Mr. Pick's death in 1994 until the PickAx, Inc. purchase, Pick Systems had been operating in a caretaker status under jurisdiction of the Probate Court of the State of California. PickAx, Inc. subsequently acquired the remaining three percent of the outstanding stock of Pick Systems through cash purchase or exchange of shares in PickAx, Inc. Currently, PickAx, Inc. owns 100% of Pick Systems which in turn owns 100% of Pick Systems France, 100 % of Pick Systems UK (a/k/a Pick Systems Limited), and 74% of Pick Systems Africa. The remaining 26% of Pick Systems Africa is owned by Rudge Bowan, a former employee of Pick Systems and co-founder of Pick Systems Africa.

     Pick Systems provides a unique multidimensional database management system which includes a comprehensive set of traditional 3rd generation development tools. In its early years, Pick Systems and its subsidiaries licensed its technology to several dozen Original Equipment Manufacturers ("OEMs"). These OEMs paid Pick royalty for each copy of the database shipped. Over the years, a large community of Pick vertical market developers evolved. This group has created thousands of high quality, vertically focused business applications which are commercially sold and supported worldwide. Historically, the principal advantages of the Pick database system have been: simple program development, maximum flexibility, extreme ease of use, and very low Total Cost of Ownership. The appeal of developing business application programs on a Pick-based system is that the developer is able to readily deploy his application across multiple hardware and operating system platforms. The Value Added Reseller ("VAR") is able to multiply its return on investment for software application development without adding any cost to its product line.

Pick Products

     The Pick Systems product line consists principally of the D3 multi-value Data Base Management System ("Pick D3") which operates on most popular operating systems including: IBM AIX, DG/UX, HP-UX, Linux, Microsoft NT & 2000, SCO UnixWare, SCO System V and Sun Solaris. Pick D3 allows application programmers to create new business solution software in a fraction of the time it normally takes in other non-Pick environments. This translates to lower costs for the developer, lower software prices for the customer and greatly reduced "costs of ownership" for both the developer and end user.

     The  Pick DBMS feature set can be favorably compared with products such as:
IBM's DB2, Oracle, Microsoft SQL Server, and other popular database management environments. It has been used by software developers worldwide to create business solution applications for well over 20 years.

     As powerful as the Pick D3 product is, the software does not currently offer an integrated Graphical User Interface ("GUI"). Many Pick applications therefore still run in the non-GUI character mode commonly referred to as "dumb terminals" or "green screens." Even when deployed on traditional PCs, this green screen functionality is merely emulated and still appears as a dumb terminal.

     Most Pick-based applications are mature, highly stable, and exceptionally feature rich. However, because they do not utilize a modern GUI front-end, they are becoming increasingly difficult for Pick VARs to sell to new customers.

Recent Pick Acquisitions

     Following  the  purchase  of  Pick  Systems by PickAx, Inc. in March, 2000,
Pick Systems acquired two additional business units. The first, JES & Associates ("JES") was acquired in July, 2000. JES is a leading provider of programming and system administration training services to the entire Pick market. As such, the new JES Pick division offers a full range of training services to all Pick and Pick-like users. These include D3, as well as UniVerse and UniData, Informix's Pick-like database products. The JES business unit's sales were approximately $500,000 for the previous fiscal year.

     Additionally, in August 2000 Pick Systems completed the acquisition of General Automation's ("GA") Pick-related software and support business operations. GA was a long time Pick Systems OEM licensee and a significant player in the Pick market. Estimated previous year revenues for the acquired GA business unit were approximately $4.0 million dollars.


Pick and Omnis

     The Omnis Rapid Application Development ("RAD") environment is ideally suited to address Pick's traditional GUI shortcomings. Serving as development "front end" tool, Omnis Studio brings a elegant GUI technology solution to Pick developers and because no GUI capability currently exists in Pick, there is no conflict with any existing Pick functionality. As a result, the merger of the Pick and Omnis technologies is symbiotic. Pick brings a large, well established market of VARs and end users in search of a GUI solution to the combination, while Omnis provides the GUI functionality that Pick developers have been waiting for.


Customers

     Over the past 20 years, the Pick DBMS (and its licensed derivatives) has been installed in more than 300,000 user sites. Present management believes there are well over 4,000,000 individual terminals/workstations attached to these installed systems.


Pick 2000 Stock Plan

     The Pick 2000 Stock Plan (the "Pick Stock Plan") was implemented on June 15, 2000 to provide a means by which the employees of Pick Systems may be given the opportunity to benefit from increases in the value of the Pick Common Stock. Stock options for a total of 3,941,400 shares were granted of which 3,022,000 are outstanding 11,750 have been exercised and 595,000 are vested but not exercised, subject to exercise as of August 26, 2000. Most of the grants were made on June 15, 2000 at a grant price of $1.50 per share.

     The Pick Stock Plan provides for a 20% vesting on the date of grant with the balance of the individual grant vesting equally on the first day of the following four calendar years.

SELECTED HISTORICAL FINANCIAL DATA OF PICKAX/PICK SYSTEMS

     The selected consolidated financial information for each of the fiscal years ended February 28, 1999 through February 29, 2000 have been derived from the audited consolidated financial statements of Pick Systems, Inc. contained elsewhere in this Proxy Statement. The selected financial information for Pick Systems, Inc. for the fiscal years ended February 28, 1996 through February 28, 1998 have been derived from the audited financial statements not included in this Proxy Statement. The selected financial information of PickAx, Inc. is derived from the unaudited financial statements of the Company and reflects the acquisition of Pick Systems, Inc. on March 16, 2000, and is presented elsewhere in this Proxy Statement. Such unaudited financial statements, in the opinion of management, include all adjustments, consisting only of normal recurring entries, necessary for the fair presentation of such data. The results of operations for the six months ended August 31, 2000 are not necessarily indicative of the results of operations to be expected for the entire year.

     PickAx, Inc., a Delaware corporation, was formed in January, 2000 as a financing vehicle for PickAx, Inc., a Louisiana corporation, to purchase 97% of the common stock of Pick Systems owned by the estate of Richard Pick. Pick Systems historical financial statements and selected financial information are presented for comparative purposes. For the six month period ending August 31, 2000 presented below additional PickAx, Inc. amortization and interest expense of $898,000 and $798,000, respectively, have been recorded to reflect the effect of the acquisition of Pick Systems, Inc. by PickAx, Inc. of Delaware.




                                                            PickAx, Inc.       PickAx, Inc.
                                                           3/1/00 through     3/17/00 through
                                                             and ending         and ending
                                                               3/16/00            8/31/00
                      (thousands)                         ----------------   ----------------
                                                             (Unaudited)        (Unaudited)
         Net Sales ....................................        $  0             $   7,102
         Cost of Sales ................................           0                   496
         Gross Profit .................................           0                 6,606
         Operating Expenses ...........................          12                 9,873
         Operating (loss) .............................         (12)               (3,267)
         Total Assets .................................           0                28,630
         Net Interest Income ..........................          --                  (852)
         Foreign Income Taxes .........................          --                   --
         Other inc (exp) ..............................            (1)                (72)
         Income Tax ...................................          --                    --
         Net Income (Loss) ............................         (11)               (4,191)
         Cash Div .....................................          --                   --
         Cash .........................................          --                   779
         Working Capital (deficit) ....................          --               (27,429)
         Long Term Liabilities ........................          --                     0
         Total Shareholders' Equity (deficit) .........          --                (2,736)

     The following table shows selected consolidated financial information for Pick Systems for the past five fiscal years. To better understand the information in the table, investors should also read "Management's Discussion and Analysis of Financial Condition and Results of Operations of Pick Systems" beginning on page 77 of this Proxy Statement, and the Consolidated Financial Statements and Notes beginning on page F-1 of this Proxy Statement.

               PICK SYSTEMS, INC. AND PICKAX, INC. CONSOLIDATED
                        (fiscal year ended February 28,)
                    (in thousands except per share amount)

                                                                                                                   PickAx(2)
                                                                                                                  -----------
                                                                                                      Six Months   Six Months
                                                                                                         ended       ended
                                     1996           1997          1998         1999          2000      8/31/1999    8/31/00
                                -------------- -------------- ----------- -------------- ----------- ------------ -----------
Net Sales .....................   $ 12,710       $ 12,697      $ 13,853     $ 15,754      $ 17,334     $  8,867    $   7,102
Cost of Sales .................        741            713           629          800           694          362          496
Gross Profit ..................     11,969         11,984        13,224       14,954        16,640        8,505        6,606
Operating Expenses ............     11,005         13,065        13,622       14,342        18,076        7,967        9,885
Operating Income (loss) .......        964         (1,081)         (398)         612        (1,436)         538       (3,279)
Total Assets ..................      5,672          7,592         7,503        7,831         7,122        7,999       28,630
Net Interest Income ...........        (11)           116           105          107           145          (49)        (834)
Foreign Income Taxes ..........         (7)            (5)          (48)          (7)          (50)          --           --
Other inc (exp) ...............        402           (627)         (150)         (55)         (143)         (64)         (89)
Income Tax ....................       (516)           518            97         (647)         (396)        (374)          --
Net Income (Loss) .............        832         (1,079)         (394)          10        (1,880)          51       (4,202)
Cash Dividends Declared Per
 Common Share .................       none           none          none         none          none         none        none
Cash ..........................      1,012            321           504          616           755        1,145          779
Working Capital (deficit) .....      1,224          1,986         1,161        3,758         3,225       (1,426)     (27,429)
Long Term Liabilities .........         36          2,188         1,986        2,905         3,675           --           --
Total Shareholders' Equity
 (deficit) ....................      3,581          2,536         2,149        2,120           289        2,204       (2,736)

------------
(1) Pick Systems, Inc. financial results for the fiscal years ending February 28, 1996, 1997, 1998, 1999, and 2000 are derived from the audited Consolidated Financial Statements of Pick Systems, Inc. The six months ending August 31, 1999 and August 31, 2000 are derived from the Consolidated Financial Statements of Pick Systems Inc. and PickAx, Inc., respectively, which have not been audited.

(2) The financial data for PickAx, was derived from the Consolidated statements of PickAx, Inc. which are unaudited and contained elsewhere in this Proxy Statement. PickAx, Inc. acquired substantially all of the common stock of Pick Systems, Inc. on March 16, 2000. PickAx, Inc. was formed to effect this acquisition and had no material financial activity prior to this date. The results for the six months ending August 31, 2000 include the results of PickAx, Inc. stand-alone from March 1, 2000 through March 16, 2000 combined with the results of PickAx, Inc. consolidated with Pick Systems, Inc. from March 17, 2000 through August 31, 2000.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PICK SYSTEMS

     From the death of Richard Pick in October, 1994, until its sale in March, 2000, Pick Systems operated under the jurisdiction of the Probate Court of the State of California. The company's management principally operated in a caretaker status and thus did not undertake any significant engineering or research and development efforts. Sales increases were eventually produced during the fourth and fifth years of this period. However, Pick Systems continued to sustain losses in its operations. The estate also borrowed heavily from Pick Systems to pay the estate's legal and other expenses during this time, further straining Pick Systems' liquidity.


Overview

     In the following Management's Discussion and Analysis section Pick is providing detailed information about the operating results and changes in financial position of Pick Systems over the past three years and for the first half of its fiscal 2000 and 2001. This section should be read in conjunction with the Pick Systems Consolidated Financial Statements and related Notes beginning on page F-1 of this Proxy Statement.


Company History

     Pick Systems' technology traces its roots to 1966 when Richard Pick was employed by TRW. Mr. Pick became involved in a TRW contract with the U.S. Army to create a data management system that assisted the military in tracking inventory for Cheyenne helicopter parts. In 1971 Mr. Pick acquired rights to this data management system, and in 1972 he formed Pick & Associates. In
November, 1982, Pick Systems was formed with Richard Pick as the sole stockholder. Currently, the market for Pick Systems' newest product, D3 combined with earlier Pick Systems OEM licensed derivative products, represents one of the more significant non-proprietary segments of the computer industry.

     Pick Systems' corporate headquarters are in Irvine, California. The company also has offices in London, Paris, and Johannesburg. Pick products are sold principally through an extensive network of Value Added Resellers (VARs). Pick Systems has built a large VAR network that extends throughout the United States, Canada, Central and South America, Europe, Africa, Asia and Australia/New Zealand. Sales outside of North America accounted for approximately 40% of product revenue. Beyond traditional VARs, Pick Systems has established distributor relationships in a number of international locations where operation of local Pick Systems offices is not economically viable.

     In Pick Systems' fiscal year ending February 29, 2000, Pick Systems had revenues of $17.3 million. Much of the increase in year-over-year Pick sales was a result of purchases of new systems and database products related to "Y2K" issues.

     Pick Systems incurred a net loss for fiscal 2000 in the amount of $1.9 million compared to a small profit of $10,000 in fiscal 1999. The significant fiscal 2000 loss resulted primarily from the cancellation of a software development program unrelated to the basic Pick D3 product, losses in the foreign subsidiaries, and significant legal expenses associated with the sale of Pick Systems.

     General  purpose  database  products  that  compete with Pick's D3 include:
IBM's  DB2,  Oracle,  Microsoft  SQL  Server,  Informix, CA-Ingres, Progress and
Sybase.

     Within Pick's traditional multidimensional market space, the company's D3 product is positioned to compete directly against previously licensed multidimensional databases and emulations of Pick such as UniVerse and UniData. In this area, Pick Systems' major competitive challenge has been composed of UNIX database vendors with products that emulate Pick functionality. Pick Systems broadened its competitive horizon when D3 was launched in early 1996 with a host of extended features including new support for Windows NT and its advanced file system, the capability to access non-Pick data, and a fresh new implementation model based on client/server standards and support for a single "virtual" view of physically distributed data. The revolutionary emergence of D3, marrying the strengths of the Pick tradition with the latest advances in database and Microsoft Windows technology, has given Pick Systems the ability to pursue opportunities against emerging multidimensional and popular relational databases.

     As the market for data warehousing and On-Line Analytical Processing ("OLAP") continues to grow, new software companies have entered the database market with a multi-dimensional approach. Even the popular relational database vendors have entered to this area, partnering with emerging players or reengineering and extending their own wares to support OLAP.

     Production   and   sale  of  Pick  Systems'  products  is  not  subject  to
significant   regulation  by  various  federal,  state  and  local  governmental agencies.

     Currently, two customers account for approximately 11% and 8% of Pick Systems' domestic sales volume, respectively.


Results of Operations for Pick Systems

     Pick Systems is the sole operating unit of PickAx, Inc., a Delaware corporation.

     The following table sets forth, as a percentage of net sales, certain statements of operations data for fiscal years 1996 through 2000 and for the six month period ending August 31, 2000. These operating results are not necessarily indicative of the results for any future period.

                                              PICK SYSTEMS, INC. AND PICKAX, INC.
                                                      (Fiscal Year Ending)
                                            (in thousands except per share amount)

                                                                                               Six months   Six months
                                                                                                  ended       ended
                                      1996        1997        1998        1999        2000       8/31/99     8/31/00
                                  ----------- ----------- ----------- ----------- ----------- ------------ -----------
Net Revenues ....................     100.0%      100.0%      100.0%      100.0%      100.0%      100.0%       100.0%
Cost of Sales ...................       5.8%        5.6%        4.5%        5.1%        4.0%        4.1%         7.0%
Gross Profit ....................      94.2%       94.4%       95.5%       94.9%       96.0%       95.9%        93.0%
Operating Expenses ..............      86.6%      102.9%       98.3%       91.0%      104.3%       89.9%       139.2%
Operating Income (loss) .........       7.6%       -8.5%       -2.9%        3.9%       -8.3%        6.0%       -46.2%
Net Interest Income .............      -0.1%        0.9%        0.8%        0.7%        0.8%       -0.5%       -11.7%
Foreign Income Taxes ............      -0.1%        0.0%       -0.3%        0.0%       -0.3%       -0.3%          --%
Other inc (exp) .................       3.2%       -4.9%       -1.1%       -0.3%       -0.8%       -0.4%        -1.2%
Income Tax ......................      -4.1%        4.1%        0.7%       -4.1%       -2.3%       -4.2%          --%
Net Income (Loss) ...............       6.5%       -8.5%       -2.8%        0.1%      -10.8%         .6%       -59.2%

     Net Sales: Net sales for fiscal 2000 increased 10% to $17.3 million compared to $15.8 million in fiscal 1999, and increased 14% in fiscal 1999 from $13.9 million in fiscal 1998. Pick's 2000 sales increase resulted primarily from worldwide concerns associated with the December 31, 1999 "Y2K" event.

     Net sales for the first half of fiscal 2001 decreased 20% to $7.1 million, compared to sales of $8.9 million in the first half of fiscal 2000. The sales decrease resulted from a general softening in the first half of the calendar year 2000 in the sales of computer related software following the heavy investment made in the latter part of 1999 associated with the December 31, 1999 "Y2K" event. This Y2K-related softening has been felt by many software and database companies and is expected to continue through at least the company's third quarter.

     Cost of sales: Cost of sales decreased to $694,000 in fiscal 2000 compared to $800,000 in fiscal 1999, and decreased as a percentage of net sales from 5% to 4%. Cost of sales was $629,000 or 4.5% of net sales in fiscal 1998. Gross margins increased from 95% in fiscal 1999 to 96% in fiscal 2000 after decreasing from 95.5% in fiscal 1997. The higher cost of sales in fiscal 1999 reflects the heavy subcontract expenses associated with the higher professional services consulting revenue in that fiscal year.

     Cost of sales increased to $496,000 in the first half of fiscal 2001 compared to $362,000 in the first half of fiscal 2000. Gross margin as a percentage of net sales decreased to 93% in the first quarter of fiscal 2001 compared to 96.0% in the same period of the prior year due to the receipt of royalties included in the revenue for the first half of fiscal year 2000.

     Operating expenses. Operating expenses were $18 million in fiscal 2000 or 104% of net sales compared to $14.3 million or 91% of net sales in fiscal 1999 and $ 13.6 million or 98.3% of net sales in fiscal

1998. The higher operating expenses in fiscal year 2000 resulted from the cancellation of a software development program unrelated to the basic Pick D3 business, legal expenses associated with the sale of Pick Systems and the losses in the three foreign subsidiaries.

     In the first half of fiscal 2001, operating expenses were $9.9 million or 139.2% of net sales compared to $8.0 million or 90% of net sales in first quarter of fiscal 2000. The higher level of operating expense reflects the effects of the new management group upon the acquisition of the company in March, 2000, including higher staffing levels in marketing and sales, new marketing initiatives including expanded web activity and communications with customers and the marketplace, and higher attendance and expenses at the Pick World Wide Users Conference in April than anticipated.

     Interest and other expense (income). Pick Systems had net interest income in fiscal 2000 of $145,000 compared to net interest income of $107,000 in fiscal 1999 and net interest income of $105,000 in fiscal 1998 as the interest bearing loans to the estate grew from $1.7 million at the end of fiscal 1998 to $2.6 million at the end of fiscal 2000. The loan to the estate was paid off by the estate as part of the closing of the purchase of Pick Systems by PickAx, Inc.

     In the first half of fiscal 2001, net interest income was not material as the return on the investment of the cash received from the estate for payment of the loan just offset the interest expense on the bank line of credit. In the first half of fiscal 2001, net interest expense of approximately $834,000 resulted from increased borrowings, in particular the $17.3 million Note from Astoria to fund the acquisition of Pick Systems, Inc. and an additional $4 million note from Astoria to fund the acquisition of General Automation.

     Pick Systems had other non-operating expenses in fiscal 2000 of $143,000 compared to $55,000 in fiscal 1999. These other non-operating expenses resulted from losses on foreign exchange, minority interest attribution, and gains and losses on the sale of assets

     Income tax. The $396,000 and $647,000 income tax expense in fiscal 2000 and 1999, respectively, results from the company's inability to deduct losses in the foreign subsidiaries from domestic income for tax purposes.


Liquidity and Capital Resources

     For the fiscal year ending February 28, 1999, cash balances increased by $111,373 with the increase being the net result of the following cash flows:
Cash flows from operating activities increased by $736,412. This resulted from the net income from operations of $10,215 decreased by minority interest of $7,532 offset by depreciation and amortization of $269,904, a loss on the sale of property of $5,697, deferred income taxes of $606,850, and an over all decrease in net operating assets and liabilities of $137,328. Cash flows from investing activities decreased cash by $578,562. This resulted from a increase in notes receivable of $4,699 offset by increases in loans receivable from the estate of $365,117 and the purchase of property, equipment, and capitalized software of $208,746. Cash flows from financing activities decreased cash by $6,637 for payments on long-term debt. The net effect of changes in exchange rates decreased cash by $39,840. On a consolidated basis, the company ended the year with $615,669 in cash after beginning the year with $504,296 in cash.

     For the fiscal year ending February 28, 2000, cash balances increased by $139,147. This increase was the net result of the following: Cash flows from operating activities increased cash by $922,212. This resulted from the net loss from operations of $1,879,325 and the decrease in minority interest of $13,970 offset by depreciation and amortization of $247,041, a loss on the sale of property of $11,891, deferred income taxes of $619,720, and an overall increase in net operating assets and liabilities of $1,936,855. Cash flows from investing activities decreased cash by $625,151. This resulted in the proceeds from notes receivable of $104,429 being offset by additions to the loans receivable from the estate of $474,282 and the purchase of property, equipment and capitalized software of $255,298. Cash flows from financing activities decreased cash by $206,385. This resulted from the proceeds from long term debt reduction of $39,958 being offset by payments on other long term debt of $6,343 and the net payments under the line of credit of $240,000. The net effect of changes in exchange rates provided an additional $48,471 in cash. On a consolidated basis, the company ended the year with $754,816 in cash after beginning the year with $615,669 in cash.

     PickAx, Inc., a Delaware corporation, was formed for the purpose of acquiring Pick Systems and its international subsidiaries. The actual acquisition was consummated by PickAx, Inc., a Louisiana corporation, in whose name the offer to the estate was originally made. The funds for the acquisition were raised by PickAx, Inc. a Delaware corporation. Shortly after the close of the Pick Systems transaction, PickAx, Inc, a Louisiana corporation, was acquired by PickAx, Inc., a Delaware corporation, through an exchange of stock and transfer of assets for liabilities.

     The final purchase price for Pick Systems was $19,500,000, which was paid for in three installments: (1) a good faith deposit of $250,000 paid on March 3, 2000, (2) a 10% down payment of $1,950,000 paid on March 6, 2000 and, (3)
the balance of $17,300,000 paid on closing date of March 16, 2000.

     As of August 31, 2000, Pick had a working capital deficit of $27.4 million due primarily to the $17.3 million short term convertible note held by Astoria Capital Partners, LLP, another $4 million non-convertible note held by Astoria a stockholder in Pick, approximately $600,000 involves success fees payable to Devonshire Holdings for assisting PickAx with financing and financial advice, approximately $600,000 is owed in legal and other expenses, and approximately $4.3 million involves deferred revenue. (Deferred revenue arises from the sale of term maintenance and support contracts for the Pick System products. Such contracts allow the holder to call Pick Systems for technical support during all or parts of the 24 hour day. Generally Accepted Accounting Principles requires Pick to recognize the revenue ratably over the life of the contract. Unearned revenue then generally represents the amount yet to be earned by Pick over the balance of the contract.)

     At August 31, 2000, the only cash resource available to Pick was the collections of accounts receivable in the ordinary course of business.

     On July 31, 2000 Astoria advanced $4 million to Pick. Of this total, $2.5 million was used by Pick Systems to complete the acquisition of the Pick related assets of GA. In the mid 1980's Pick Systems granted several technology licenses, which were acquired by GA. In a recent change in strategy, GA decided to exit the Pick related marketplace and to focus on other areas of the computer industry including e-commerce. This opened the door for Pick to acquire GA's Pick related assets. The purchase of these assets (primarily customer and VAR lists and ongoing maintenance contracts) should allow Pick Systems to substantially increase its product sales and customer support revenues with little additional expense.

     The remainder of the July 31st funds advanced by Astoria, are to be used for working capital purposes to bring the company through the integration of the GA Pick related business and to fund the company through close of the merger.

     In addition to the two loans from Astoria ($17.3 million in March, 2000 to purchase Pick Systems and $4 million in July, 2000 for asset purchases and to provide working capital), Pick has obtained a $700,000 working capital line of credit with Imperial Bank. This line of credit has been fully drawn down. In order to obtain additional funds in the future for its continued operation, either in lieu of the merger or following the merger as part of the combined entities, Pick will need to seek additional captial. An additional or future credit facility may be difficult to obtain in light of the historical operating results of Pick. Such funds also may be contingent on the closing of the merger. There is no assurance that Pick alone or as part of the combined entities following the merger would be able to raise additional funds on commercially reasonable terms if at all.



Change In Accountants

     On July 11, 2000, Deloitte & Touche LLP, informed Pick that they declined to stand for reappointment as Pick's independent auditors subsequent to the completion of their audit of Pick's financial statements for the year ended February 29, 2000, which became effective on July 11, 2000. On October 4, 2000 Grant Thornton, LLP was appointed as independent auditors for PickAx, Inc.

     During the fiscal years ended February 28, 1999 and February 29, 2000 and through July 11, 2000, there were no disagreements between Pick and Deloitte and Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     Deloitte & Touche LLP's reports on the financial statements of Pick for the years ended February 29, 2000 and February 28, 1999 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. Further, during the fiscal years ended February 28, 1999 and February 29, 2000 and through July 11, 2000, there were no reportable events as defined by Item 304(a)(i)(iv) of Regulation S-B.

     Deloitte & Touche LLP has not audited, reviewed, compiled or performed any procedures on interim financial statements of Pick for any periods or any financial statements of Pick subsequent to February 29, 2000. Furthermore, Deloitte & Touche LLP, has not been engaged as independent auditors of PickAx, Inc. and, accordingly, has not audited, reviewed, complied or performed any procedures with respect to the financial statements of PickAx, Inc. as of any dates or for any periods.


Market for Pick's Common Equity and Related Stockholder Matters

     Pick is a privately held company and as such there is no public market for its stock. As of August 31, 2000 there were 19 holders of PickAx, Inc. common stock and six holders of PickAx, Inc. warrants. Neither PickAx, Inc. nor Pick Systems has ever paid a cash dividend on its common stock and currently anticipates that it will retain all future earnings for use in its business and does not anticipate paying any cash dividends in the foreseeable future.

     There were no fairness opinions delivered in connection with the merger on behalf of PickAx, Inc.

                                 OTHER MATTERS


Stockholder Proposals

     Proposals of stockholders that are intended to be presented at the Company's annual meeting of stockholders for the fiscal 2001 year must be received by June 12, 2001, to be included in the Proxy Statement and proxy relating to that meeting. Proposals of stockholders that will not be included in the Proxy Statement, but will nevertheless be eligible for consideration at the 2001 annual meeting, must be received by August 27, 2001.


                                OTHER BUSINESS

     The Board of Directors of Omnis knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the annual meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on the matters in accordance with their best judgment.


Deadline for Receipt of Stockholder Proposals

     The Company currently intends to hold its 2001 Annual Meeting of Stockholders in September 2001 and to mail proxy statements relating to such meeting in August 2001. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2001 Annual Meeting of
Stockholders of the Company must be received by the Company no later than June 12, 2001, and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting, including the following: (i) a brief description of the matter and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder, as they appear on the books of the Company, (iii) the number of shares beneficially owned by the stockholder, (iv) any material interest of the stockholder in the proposal, and
(v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. Nominations of persons to the board of directors must include, with respect to each nomination and the nominating stockholder, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required under the Exchange Act.

     The attached proxy card grants discretionary authority to the proxies named therein to vote on any matter raised by a stockholder at the meeting. The Company intends to confer similar authority in the proxy to be solicited for the 2001 Annual Meeting of Stockholders for any stockholder proposal as to which the Company receives notification by August 27, 2001 of the stockholder's intent to raise the matter at the 2001 Annual Meeting of Stockholders.

     Notwithstanding the foregoing, the stockholder must also provide notice as required by the Exchange Act and the applicable regulations thereunder. The chairman of the Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.


                                          THE BOARD OF DIRECTORS


Dated: November 16, 2000

                                REVOCABLE PROXY
                          OMNIS TECHNOLOGY CORPORATION

                     THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF OMNIS TECHNOLOGY CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 29, 2000

     The undersigned stockholder of Omnis Technology Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 16, 2000, and hereby appoints Bryce J. Burns and Geoffrey Wagner, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Omnis Technology Corporation to be held on November 29, 2000, at 10:00 a.m. Pacific Time at the offices of Morrison & Foerster LLP, 425 Market Street, 33rd Floor, San Francisco, California 94105, (415) 268-6465, and at any adjournment(s) thereof and to vote all shares of voting stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


1. APPROVAL OF MERGER:         FOR:           AGAINST:
                                    --------           --------
                               ABSTAIN:
                                        --------

2. AMENDMENT TO OMNIS          FOR:           AGAINST:
                                    --------           --------
   CERTIFICATE OF              ABSTAIN:
   INCORPORATION TO (A)                 --------
 CHANGE NAME
 OF THE COMPANY and


     (B) TO INCREASE THE           FOR:           AGAINST:
                                        --------           --------
   NUMBER OF AUTHORIZED         WITHHELD:
   SHARES OF COMMON STOCK                 -------

and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

Detach above card, mark, sign, date and mail in postage paid envelope provided.

                         OMNIS TECHNOLOGY CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR: (1) APPROVAL OF MERGER WITH PICK, (2) APPROVAL OF AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

                         Please be sure to sign and date this Proxy below.

                         Dated:                                            ,2000
                               -------------------------------------------


                         ------------------------------------------------------
                         Stockholder sign above


                         ------------------------------------------------------
                         Co-holder (if any) sign above

                         (This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

                         If shares are held by joint tenants or as community property, both should sign.)


                              PLEASE ACT PROMPTLY
                MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY


                         OMNIS TECHNOLOGY CORPORATION


                            Index to Financial Data



Omnis Technology Corporation, Inc.
Independent Auditors' Report .............................................................    F-2
Consolidated Balance Sheets, March 31, 2000 and 1999 .....................................    F-3
Consolidated Statements of Operations, years ended March 31, 2000 and 1999 ...............    F-4
Consolidated Statements of Stockholders' Equity (Deficiency), years ended March 31, 2000
 and 1999 ................................................................................    F-5
Consolidated Statements of Cash Flows, years ended March 31, 2000 and 1999 ...............    F-6
Notes to Consolidated Financials, March 31, 2000 and March 31, 1999 ......................    F-7
Condensed Consolidated Balance Sheets for September 30, 2000 (unaudited)
 and March 31, 2000 ......................................................................   F-18
Condensed Consolidated Statements of Operations for six months ended
 September 30, 2000 (unaudited) and 1999 (unaudited) .....................................   F-19
Condensed Consolidated Statements of Cash Flows for six months ended
 September 30, 2000 (unaudited) and 1999 (unaudited) .....................................   F-20
Notes to Condensed Consolidated Financial Statements .....................................   F-21

Unaudited Pro Forma Combined Financials
Unaudited Pro Forma Combined Balance Sheet as of September 30, 2000 ......................   F-23
Unaudited Pro Forma Combined Statements of Operations for the six months ended
 September 30, 2000 and the year ended March 31, 2000 ....................................   F-24

Pick Systems, Inc.
Independent Auditors' Report .............................................................   F-25
Consolidated Balance Sheets, February 29, 2000 and February 28, 1999 .....................   F-30
Consolidated Statements of Operations, February 29, 2000 and February 28, 1999 ...........   F-32
Consolidated Statements of Comprehensive Loss, years ended February 29, 2000 and
 February 28, 1999 .......................................................................   F-33
Consolidated Statements of Shareholders' Equity, years ended February 29, 2000 and
 February 28, 1999 .......................................................................   F-34
Consolidated Statements of Cash Flows, years ended February 29, 2000 and
 February 28, 1999 .......................................................................   F-35
Notes to Consolidated Financials, February 29, 2000 and February 28, 1999 ................   F-37

PickAx, Inc.
Consolidated Balance Sheets August 31, 2000 (unaudited) and
 August 31, 1999 (unaudited) .............................................................   F-43
Condensed Consolidated Statement of Operations for six months ended August 31, 2000
 (unaudited) and August 31, 1999 (unaudited) .............................................   F-44
Consolidated Balance Sheets ..............................................................   F-45
Consolidated Statement of Cash Flows, for the six months ended August 31, 2000 and
 August 31, 1999 .........................................................................   F-46
Selected Historical Financial Data of PickAx, Inc. and Pick Systems, Inc .................   F-47
Notes to Condensed Consolidated Statements of Financial Position and Statement of
 Operations ..............................................................................   F-48

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of OMNIS Technology Corporation:

     We have audited the accompanying consolidated balance sheets of OMNIS Technology Corporation and subsidiaries (the "Company") as of March 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of OMNIS Technology Corporation and subsidiaries at March 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



                                     /s/    GRANT THORNTON LLP
                                     -----------------------------------
                                            Grant Thornton LLP



San Francisco, California
May 26, 2000 (except for the basis of presentation paragraph of Note 1, as to which the date is June 29, 2000)


                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES


                          CONSOLIDATED BALANCE SHEETS
                                   MARCH 31,
              (in thousands, except share and per share amounts)


                                                                                   2000           1999
                                                                               ------------   ------------
                                     ASSETS
CURRENT ASSETS:
   Cash and cash equivalents .................................................  $   1,238      $     271
   Accounts receivable (less allowances for doubtful accounts of $179 in 2000
    and $150 in 1999) ........................................................        594            764
   Inventories ...............................................................         26             13
   Other current assets ......................................................        397            609
                                                                                ---------      ---------
      Total current assets ...................................................      2,255          1,657
Property, furniture and equipment, net .......................................        923            890
Other assets .................................................................        --              10
                                                                                ---------      ---------
      Total assets ...........................................................  $   3,178      $   2,557
                                                                                =========      =========

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
   Current portion of longterm debt ..........................................  $      56      $      82
   Note payable to stockholder ...............................................      2,028            --
   Accounts payable ..........................................................        460            240
   Accrued liabilities .......................................................        591            533
   Deferred revenue ..........................................................        206            412
                                                                                ---------      ---------
      Total current liabilities ..............................................      3,341          1,267
Longterm debt ................................................................        --              28
                                                                                ---------      ---------
      Total liabilities ......................................................      3,341          1,295
                                                                                ---------      ---------
Commitments and contingencies (Note 10)
Stockholders' equity (deficiency):
   Preferred stock--$1.00 par value; 300,000 shares authorized; issued and
    outstanding: 300,000 shares ..............................................        300            300
   Common stock--$.10 par value; 20,000,000 shares authorized; issued and
    outstanding: 2000, 10,035,238; 1999, 9,679,829 shares ....................      1,004            967
   Paid-in capital ...........................................................     50,373         45,180
   Deferred compensation .....................................................     (2,044)           --
   Accumulated deficit .......................................................    (50,082)       (45,386)
   Accumulated other comprehensive income ....................................        286            201
                                                                                ---------      ---------
      Total stockholders' equity (deficiency) ................................       (163)         1,262
                                                                                ---------      ---------
      Total liabilities and stockholders' equity (deficiency) ................  $   3,178      $   2,557
                                                                                =========      =========

                See notes to consolidated financial statements.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             YEAR ENDED MARCH 31,
               (in thousands, except share and per share amounts)

                                                                    2000             1999
                                                               -------------   ---------------
Net revenues:
   Product ...................................................  $    4,998       $   4,277
   Services ..................................................       1,212           1,582
                                                                ----------       ---------
      Total net revenues .....................................       6,210           5,859
Operating expenses:
   Cost of product revenues ..................................         195             333
   Cost of service revenues ..................................         277             347
   Selling and marketing .....................................       3,221           2,002
   Research and development ..................................       2,287           1,418
   General and administrative ................................       4,804           2,297
                                                                ----------       ---------
      Total operating expenses ...............................      10,784           6,397
                                                                ----------       ---------
      Operating loss .........................................      (4,574)           (538)
Other income (expense):
   Interest income ...........................................          14               7
   Interest expense and other, net ...........................        (138)           (352)
                                                                ----------       ---------
      Total other income (expense) ...........................        (124)           (345)
                                                                ----------       ---------
Loss before income taxes .....................................      (4,698)           (883)
Income tax (expense) benefit .................................           2                (4)
                                                                ----------       ------------
Net loss .....................................................  $   (4,696)      $    (887)
                                                                ==========       ===========
Basic and diluted net loss per share .........................  $    (0.48)      $   (0.41)
Weighted average number of common shares outstanding .........   9,768,440       2,148,499

                See notes to consolidated financial statements.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES


         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                      YEARS ENDED MARCH 31, 2000 and 1999
                     (in thousands, except share amounts)


                                                     Series A
                                                 Preferred Stock          Common Stock
                                              ---------------------- -----------------------   Paid-in     Accumulated
                                                  Shares     Amount     Shares      Amount     Capital       Deficit
                                              ------------- -------- ------------ ---------- ----------- --------------
Balances, April 1, 1998 .....................         --     $  --     2,125,827   $   212    $ 42,881     $  (44,499)
Preferred stock issued ......................     124,564       125          --        --          875            --
Redemption of preferred stock ...............    (124,564)     (125)         --        --          125            --
Common and preferred stock issued upon
 conversion of debt .........................     300,000       300    2,543,344       254         582            --
Stock issued in conjunction with private
 placement (net of issuance costs of $35) ...                          5,000,000       500         715            --
Common stock issued .........................                             10,658         1           2            --
Net loss ....................................         --        --           --        --          --            (887)
Foreign currency translation adjustment .....         --        --           --        --          --             --
Comprehensive loss ..........................         --        --           --        --          --             --
                                                 --------    ------    ---------   -------    --------     ----------
Balances, March 31, 1999 ....................     300,000       300    9,679,829       967      45,180        (45,386)
Common stock options exercised ..............                             10,090         1           8            --
Common stock issued .........................                            345,319        36       2,048            --
Options granted .............................                                                    3,137            --
Net loss ....................................         --        --           --        --          --          (4,696)
Foreign currency translation adjustment .....         --        --           --        --          --             --
Comprehensive loss ..........................         --        --           --        --           --            --
                                                 --------    ------    ---------   -------    --------     ----------
Balances, March 31, 2000 ....................     300,000    $  300   10,035,238   $ 1,004    $ 50,373     $  (50,082)
                                                 ========    ======   ==========   =======    ========     ==========


                                                                                                               Total
                                                                           Other                           Stockholders'
                                                         Deferred      Comprehensive     Comprehensive        Equity
                                                       Compensaton         Income             Loss         (Deficiency)
                                                      -------------   ---------------   ---------------   --------------
Balances, April 1, 1998 ...........................     $    --            $ 151                            $  (1,255)
Preferred stock issued ............................          --              --                                 1,000
Redemption of preferred stock .....................          --              --                                   --
Common and preferred stock issued upon
 conversion of debt ...............................          --              --                                 1,136
Stock issued in conjunction with private
 placement (net of issuance costs of $35) .........          --              --                                 1,215
Common stock issued ...............................          --              --                                     3
Net loss ..........................................          --              --            $    (887)            (887)
Foreign currency translation adjustment ...........                           50                  50               50
                                                                                           ---------
Comprehensive loss ................................                                        $    (837)
                                                        ========           =====           =========        =========
Balances, March 31, 1999 ..........................          --              201                                1,262
Common stock options exercised ....................          --              --                                     9
Common stock issued ...............................          --              --                                 2,084
Options granted ...................................       (2,044)            --                                 1,093
Net loss ..........................................          --              --            $  (4,696)          (4,696)
Foreign currency translation adjustment ...........          --               85                  85               85
                                                                                           ---------
Comprehensive loss ................................                                        $  (4,611)
                                                        ========           =====           =========        =========
Balances, March 31, 2000 ..........................     $ (2,044)          $ 286                            $    (163)
                                                        ========           =====                            =========

                See notes to consolidated financial statements.


                         OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES


                             CONSOLIDATED STATEMENTS OF CASH FLOWS
                                      YEAR ENDED MARCH 31,
                                        (in thousands)

                                                                                    2000            1999
                                                                               --------------   -----------
Cash flows from operating activities:
 Net loss ....................................................................    $(4,696)       $   (887)
 Adjustments to reconcile net loss to net cash used for operating activities:
   Depreciation and amortization expense .....................................        341             423
   Non cash compensation .....................................................      3,058             --
   (Gain) Loss on disposal of property .......................................           (3)          100
   Changes in assets and liabilities: ........................................
    Trade accounts receivable ................................................        171            (163)
    Inventories ..............................................................        (14)             61
    Other current assets .....................................................        222              16
    Accounts payable and accrued liabilities .................................        278          (1,614)
    Deferred revenue .........................................................       (206)           (450)
                                                                                  ---------      --------
      Net cash used for operating activities .................................       (849)         (2,514)
                                                                                  ---------      --------
Cash flows from investing activities:
 Purchases of property, furniture and equipment ..............................       (392)            (17)
 Proceeds from sale of fixed assets ..........................................         17              77
 Other assets ................................................................        --              390
                                                                                  ---------      --------
      Net cash provided by (used for) investing activities ...................       (375)            450
                                                                                  ---------      --------
Cash flows from financing activities:
 Net borrowings (repayments) on line of credit ...............................        120            (145)
 Proceeds from stockholder note ..............................................      2,028             --
 Repayments of debt ..........................................................       (174)            (30)
 Proceeds from preferred stock issuance ......................................        --            1,000
 Net proceeds from common stock issuance .....................................        119           1,218
 Exercise of stock options ...................................................          9             --
                                                                                  ---------      --------
      Net cash provided by financing activities ..............................      2,102           2,043
                                                                                  ---------      --------
Effect of exchange rate changes on cash ......................................         89              50
                                                                                  ---------      --------
Increase in cash and equivalents .............................................        967              29
Cash and equivalents--beginning of year ......................................        271             242
                                                                                  ---------      --------
Cash and equivalents--end of year ............................................    $ 1,238        $    271
                                                                                  =========      ========
Cash paid for:
 Interest ....................................................................    $     9        $    141
 Income taxes ................................................................    $   --         $      3

Noncash Transactions:

     During fiscal 1999, a note payable for $1,000,000 plus accrued interest of $135,836 were converted into 300,000 shares of preferred stock and 2,543,344 shares of common stock. See Note 6.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            MARCH 31, 2000 and 1999


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Organization--OMNIS Technology Corporation and its subsidiaries (the "Company" or "OMNIS"), develops, markets, and supports software products for the development and deployment of applications for accessing multiuser databases in workgroup and enterprisewide client/server computing environments. The Company's family of products is used by corporations, system integrators, small businesses, and independent consultants to deliver custom information management applications for a wide range of users including financial management, decision support, executive information, sales and marketing, and multimedia authoring systems. In addition to these products, OMNIS provides consulting, technical support and training to help plan, analyze, implement, and maintain application software based on the Company's technology.

     The consolidated financial statements include OMNIS Technology Corporation and its whollyowned subsidiaries, OMNIS Holdings Limited, OMNIS Software Limited, OMNIS Software Inc., and OMNIS Software GmbH.

     Significant   accounting   policies  applied  in  the  preparation  of  the
accompanying consolidated financial statements of the Company follow:

     Basis of Presentation--The financial statements have been prepared on a basis which contemplates the Company's continuation as a going concern and the realization of its assets and liquidation of its liabilities in the ordinary course of business. The Company has a stockholders' deficiency of $163,000 at March 31, 2000, and negative cash flows from operations of $849,000 in fiscal 2000. These matters, among others, raise substantial doubt about its ability to continue as a going concern for a reasonable period of time. The line of credit, from a significant shareholder, which was due at August 31, 2000, will be either extended to April 1, 2001 or converted into equity. Management believes that with this extension it has sufficient working capital to continue operations through March 31, 2001. The Company's continued existence is dependent on its ability to obtain additional financing and to achieve profitable operations.

     Principles of Consolidation--The accompanying consolidated financial statements include the accounts of the Company and its whollyowned subsidiaries. All significant intercompany balances and transactions are eliminated in consolidation.

     Product Revenue--Revenue related to product sales is recognized when the product is shipped, the collection of the related receivable is probable, and no significant vendor or postcontract support obligations remain. Insignificant vendor and post contract support obligations, including maintenance for the first 30 days, is included in product revenue and the estimated cost of providing this maintenance is accrued and charged to cost of product revenues.

     Service Revenue--Service revenue is generated from consulting, technical support, and training. Product support revenue is recognized ratably over the related contractual term, generally one year. Revenue from consulting and training is recognized when the services are provided.

     Cost of Product and Service Revenues--Cost of product revenues includes cost of production materials and related documentation and amortization of capitalized software development costs. Cost of service revenues principally includes payroll and other costs associated with the customer support function. Other costs specifically identifiable with the revenue source have been classified accordingly.

     Cash Equivalents--The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

     Inventories--Inventories, principally finished goods, are stated at the lower of cost on a firstin, firstout (FIFO) basis, or market value.

     Property, Furniture and Equipment--Property, furniture, and equipment are stated at cost. Capital leases are recorded at the present value of the minimum lease payments at the date of acquisition.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

Depreciation and amortization is computed on a straightline basis over the estimated useful lives of the assets or lease term whichever is shorter, which range from 3 to 25 years. Leasehold improvements are amortized on a straightline basis over the shorter of the lease term or the estimated useful lives of the assets.

     LongLived Assets--The Company has adopted Statement of Financial Accounting Standards No. 121, Accounting For The Impairment Of LongLived Assets And For LongLived Assets To Be Disposed Of (SFAS 121), which requires that longlived assets, certain identifiable intangibles, and goodwill related to those assets used by an entity be reviewed for impairment whenever events or changes indicate that the carrying amount of an asset may not be recoverable. The Company's policy is to review the recoverability of all long lived assets and intangible assets at a minimum on an annual basis, and in addition whenever events or changes indicate that the carrying amount of an asset may not be recoverable.

     Capitalized Software Development Costs--Costs for the development of new software products and substantial enhancements to existing software products are expensed as incurred until technological feasibility has been established, at which time any additional costs would be capitalized in accordance with SFAS
86. The Company did not capitalize any research and development costs in fiscal year 2000 or 1999 because the Company believes its current process for developing software is essentially completed concurrently with the establishment of technological feasibility.

     Income Taxes--Income taxes are accounted for using the asset and liability approach for financial reporting which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities and net operating loss and tax credit carry forwards. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

     Stock-Based Compenstation--The Company accounts for stockbased awards to employees using the intrinsic value method in accordance with APB No. 25, Accounting For StockBased Compensation. Transactions with nonemployees are amounted based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

     Net Loss Per Share--Net loss per share is computed based on the weighted average number of common shares outstanding during the period. Net loss per share excludes dilution and is computed by dividing net loss by the weighted average of common stock outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. However, due to the Company's net loss position for all periods presented, diluted EPS excludes potential dilutive securities as their effect is antidilutive.

     Concentration of Credit Risk and Significant Risks and Uncertainties--Financial instruments which potentially subject the Company to a concentration of credit risk principally consist of cash, cash equivalents and accounts receivable. The Company places its cash and cash equivalents with what it believes are high quality financial institutions. The Company sells its products primarily to companies in North America and Europe. To reduce credit risk, management performs ongoing credit evaluations of its customers' financial condition. The Company maintains reserves for potential credit losses.

     The Company participates in a dynamic high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Company's future financial position or results of operations: advances and trends in new technologies; competitive pressures in the form of new products or price reductions on current products; changes in product mix; changes in overall demand for products and services offered by the Company; changes in certain strategic partnerships or customer relationships; litigation or claims against the Company based on intellectual property, patent product, regulatory or other factors; risks associated with changes in domestic or international economic and/or political conditions or regulations; availability of necessary components; and the Company's ability to attract and retain employees necessary to support growth.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

     Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Foreign Currency Translation -- All assets and liabilities of operations outside the United States are translated into U.S. dollars from their functional currency, which is the local currency, at yearend exchange rates. Income and expense items are translated at the average exchange rate for the year. Gains and losses resulting from translation are included in stockholders' equity. Gains and losses on foreign currency transactions have been included in the statements of operations. Such gains and losses have not been significant for the years ended March 31, 2000 and 1999.


2. OTHER CURRENT ASSETS

Other current assets at March 31 consist of:
(in thousands)

                                                  2000      1999
                                                  ----      ----
                Receivable from trust ..........  $ --     $259
                Other receivable ...............   113      148
                VAT receivable .................    11       --
                Prepaid insurance ..............    59       80
                Prepaid rent ...................    51       53
                Prepaid trade show expense .....    95       --
                Other ..........................    68       69
                                                  ----     ----
                Total ..........................  $397     $609
                                                  ----     ----

3. PROPERTY, FURNITURE, AND EQUIPMENT

Property, furniture and equipment at March 31 consist of:
(in thousands)


                                                 2000          1999
                                                 ----          ----

         Land and building .................  $    684      $    691
         Office equipment, furniture and
           fixtures                              2,998         2,887
         Automobiles .......................        --           120
                                              --------      --------
           Total ...........................     3,682         3,698
         Accumulated depreciation and
           amortization                         (2,759)       (2,808)
                                              --------      --------
         Property, furniture and
            equipment net                     $    923      $    890
                                              --------      --------

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

4. ACCRUED LIABILITIES

Accrued liabilities at March 31 consist of:
(in thousands)




                                                      2000      1999
                                                      ----      ----
                  Salaries and benefits ..........    $454     $131
                  Professional fees ..............     112       76
                  Other ..........................      25      326
                                                      ----     ----
                  Total ..........................    $591     $533
                                                      ----     ----

5. LINE OF CREDIT

     A short-term credit facility of up to $3.0 million dollars was extended to the Company by one of its major shareholders, Astoria Capital Partners LP, in December 1999.

     As of March 31, 2000 the borrowings on the line of credit was $2,028,000.


6. LONGTERM DEBT

Longterm debt at March 31 consists of:
(in thousands)



                                                        2000      1999
                                                        ----      ----
                 Capital lease obligations ...........  $ 29     $ 72
                 Note payable to finance company .....    27       38
                                                        ----     ----
                                                          56      110
                 Less current portion ................    56       82
                                                        ----     ----
                 Total longterm debt .................  $ --     $ 28
                                                        ----     ----

7. STOCKHOLDERS' EQUITY (DEFICIENCY)

     Warrants -- During April 1999, the 1993 Director's Warrant Plan and the 1993 Advisors' Plan were terminated, except as such Plan applies to any warrants then outstanding under such Plan.

     The following summarizes warrants outstanding:

                                                                                                  Weighted
                                                                                                  Average
                                                                                                 Remaining
                                                                                                Contractual
                                                            Warrants        Exercise Price      Life (Years)
                                                          ------------   -------------------   -------------
Warrants outstanding at April 1, 1998 ...................     75,562     $  4.13-$160.00             1.07
Granted (weighted average fair value of $0.57 per share)     125,000     $  0.781                    3.30
Exercised ...............................................        --
Canceled ................................................    (16,833)    $ 65.00-$160.00               --
                                                             -------     ----------------            ----
Warrants outstanding at March 31, 1999 ..................    183,729     $  0.781-$58.50             2.86
Granted .................................................        --
Exercised ...............................................        --
Canceled ................................................    (30,759)    $  0.781-$58.50               --
                                                             -------     ----------------            ----
Warrants outstanding at March 31, 2000 ..................    152,970     $  0.781-$33.75             1.91
                                                             -------     ----------------            ----

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

     The warrants expire at various dates to 2003. At March 31, 2000, there were 99,637 warrants exercisable at a weighted average exercise price of $10.18.

     A shareholder has a warrant to purchase up to $3,000,000 worth of capital stock of the Company at the time the Company completes a qualified offering and at the price per share used in the offering, as further provided and qualified by the warrant.

     Employee Stock Purchase Plan -- The Company offers a benefit to its employees to purchase shares of the Company's common stock through its 1994 Employee Stock Purchase Plan (the "Plan"). The Company originally reserved 22,500 shares of common stock for issuance under the Plan. In September, 1998, stockholders of the Company amended the Plan to increase the number of shares reserved for issuance to 250,000 shares. In September of 1999, the Plan was further amended to increase the number of shares reserved for issuance to 400,000 shares. The Plan permits eligible employees to purchase common stock through payroll deductions of up to a maximum of 10% of their eligible compensation at 85% of the fair market value at the beginning or end of each sixmonth purchase period. During fiscal years 2000 and 1999, 317,819 shares were issued at a weighted average price of $0.31 per share and 10,658 shares were issued at a weighted average price of $0.28 per share, respectively. At March 31, 2000, 42,841 shares have been reserved for future issuance.

     Convertible Preferred Stock -- The Company has outstanding 300,000 shares of convertible Series A preferred stock. Dividends shall be paid at the option of the Board of Directors at the rate of $0.125 per share per annum, in preference to all other stockholders. Preferred stock ranks senior to the company's common stock as to liquidation rights. Each share of preferred stock may be converted, at the option of the holder, into 1.667 shares of common stock. In effecting the conversion, any unpaid dividends on the preferred stock shall be disregarded.


8. STOCK OPTIONS

     The Company has employee stock options outstanding under two different stock option plans. Under the Company's Amended and Restated 1987 Stock Option Plan ("the 1987 Plan"), incentive stock options to purchase shares of common stock have been granted to directors, officers, key employees, and consultants. The 1987 Plan had a ten year term which expired in 1997. Options granted and outstanding under the 1987 Plan remain in force until either exercised by the holder, canceled when the holder terminates employment, or until their 10 year term expires. In anticipation of the termination of the 1987 Plan, the stockholders of the Company approved the 1996 Stock Plan ("the 1996 Plan"). The 1996 Plan was administered by a committee of the Board which was empowered to grant options to purchase up to 600,000 shares of common stock, of either nonqualified or incentive stock options. In April 1999, the Board of Directors adopted the Omnis Technology Corporation 1999 Stock Option Plan (the "1999 Plan") to consolidate options to be issued to employees, consultants, advisors and directors under a single option plan and terminated the Directors Plan, the Advisors Plan and the 1996 Plan, except as to warrants and options then issued and outstanding under such plans. 1,500,000 shares of the common stock of the Company were reserved for issuance under the 1999 Plan. The stockholders of the Company approved the 1999 Plan during the last annual meeting. Generally, options vest ratably and become exercisable over a three year period. Under these Plans, the exercise price for the option is determined at the time of the granting of the option, but in the case of incentive stock options, the exercise price shall not be less than the fair market value on the date of the grant.

     If the exercise price is below fair market value, unearned compensation is recorded for the difference which is expensed over the period. During the year ended March 31, 2000, 1,215,300 in options were granted below fair market value which resulted in expense of $883,000 and unearned compensation of $2,045,000 at March 31, 2000.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)


   The following tables summarize the activity under all Plans:

                                                                                          Options Outstanding
                                                                                      ----------------------------
                                                                        Options                         Weighted
                                                                       Available                         Average
                                                                          For                           Exercise
                                                                         Grant            Shares          Price
                                                                    ---------------   -------------   ------------
Balances, April 1, 1998 .........................................         343,247          36,649      $   24.96
 Additional authorization .......................................         470,000             --             --
 Granted (weighted average fair value: $0.76 per share) .........        (731,500)        731,500           0.77
 Canceled .......................................................         132,550        (132,550)          1.08
                                                                         --------        --------      ---------
Balances, March 31, 1999 ........................................         214,297         635,599      $    2.11
 Additional authorization .......................................       1,500,000             --             --
 Granted (weighted average fair value: $7.80 per share) .........      (1,290,300)      1,290,300           6.32
 Canceled .......................................................         259,450        (259,450)          1.09
 Canceled due to termination of Plan ............................        (454,747)            --             --
 Exercised ......................................................             --          (10,090)          0.75
                                                                       ----------       ---------      ---------
Balances, March 31, 2000 ........................................         228,700       1,656,359      $    5.56

     Additional information regarding options outstanding under all Plans as of March 31, 2000 is as follows:

                                           Options Outstanding
                                       ---------------------------
                                                                         Options Exercisable
                                          Weighted                   ---------------------------
                                           Average       Weighted       Weighted       Weighted
       Range Of                           Remaining       Average       Average        Average
       Exercise            Number        Contractual     Exercise        Number        Exercise
         Price          Outstanding     Life (Years)       Price      Exercisable       Price
---------------------- -------------   --------------   ----------   -------------   -----------
$ 0.75- 0.78 .........     361,660           8.12        $   0.78       173,589       $   0.78
  1.02- 3.88 .........     716,650           9.17            2.05       218,650           3.55
  5.13- 8.75 .........     178,575           9.55            7.28         4,219           6.76
 12.00-23.75 .........     381,395           9.75           15.00         3,523          20.37
 33.13-52.50 .........      18,079           0.15           37.11        17,936          37.14
                           -------           ----        --------       -------       --------
$ 0.75-52.50 .........   1,656,359           9.06        $   5.56       417,917       $   4.02

Additional Stock Plan Information

     The Company accounts for its stock-based awards using the intrinsic value method in accordance with Accounting Principles Board No. 25, Accounting For Stock Issued To Employees, and its related interpretations. Accordingly, as the Company awards stock options with exercise prices equal to fair market value the Company generally recognizes no compensation expense, however, in fiscal 2000 certain stock options were issued at prices less than fair market value. Consequently, compensation expense was recognized as noted elsewhere in this Proxy Statement.

     Statement of Financial Accounting Standards No. 123, Accounting For StockBased Compensation, ("SFAS 123") requires the disclosure of pro forma net loss and net loss per share had the Company adopted the fair value method as of the beginning of fiscal 1996. Under SFAS 123, the fair value of stockbased awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and estimated term. These calculations were made using the Black-Scholes option pricing model with the following weighted average

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

assumptions: expected life, 36 months following vesting; stock volatility, 179% and 140% in 2000 and 1999 respectively; risk free interest rates, 6.0% and 5.7% in 2000 and 1999 respectively; and no dividends during the expected term. The Company's calculations are based on a multiple option valuation approach and forfeitures are recognized as they occur. If the computed fair values of the 2000 and 1999 awards had been amortized to expense over the vesting period of the awards, pro forma net loss would have been $6,406,000 ($5.87 per share) in 2000 and $1,168,000 ($0.54 per share) in 1999. However, the impact of outstanding nonvested stock options granted prior to 1996 has been excluded from the pro forma calculation; accordingly, the 2000 and 1999 pro forma adjustments are not indicative of future period pro forma adjustments, when the calculation will apply to all applicable stock options.


9. INCOME TAXES

Income tax (expense) benefit consists of:
(in thousands)

                                           2000        1999
                                           ----        ----
                      Current:
                      Federal .........    $ --       $ --
                      State ...........       2           (3)
                      Foreign .........      --           (1)
                                           ----       -------
                      Total ...........    $  2       $   (4)
                                           ----       ------

     Pretax foreign income (loss) was ($607,000) and $624,000 in 2000 and 1999, respectively.

     The effective tax rate differs from the federal statutory income tax rate principally due to the unavailability of net operating loss carryforwards or carrybacks and other permanent differences.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as operating loss carry forwards. Significant components of the Company's net deferred tax assets are as follows (in thousands):



                                                              2000          1999
                                                          -----------   -----------
         Deferred tax assets ............................
            Net operating losses ........................  $  14,764     $  15,883
            Depreciation ................................        703           702
            Accruals and reserves recognized in different
               periods ..................................      3,221         1,278
            Tax credits .................................        788           690
                                                           ---------     ---------
         Total ..........................................     19,476        18,553
         Valuation allowance ............................    (19,476)      (18,553)
                                                           ---------     ---------
         Net deferred tax assets ........................  $     --      $     --
                                                           ---------     ---------

     Due to uncertainties surrounding the timing of realizing the benefits of its net favorable tax attributes in future tax returns, the Company has placed a full valuation allowance against its net deferred tax assets at March 31, 2000 and 1999. The net change in the valuation allowance was an increase of $923,000 in 2000 and $940,000 in 1999.

     At March 31, 2000, the Company had net operating loss carryforwards of $40.2 million for federal income tax purposes, $ 8.0 million for state tax purposes, and $8.0 million for foreign tax purposes which expire at various dates through 2020.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

     The Tax Reform Act of 1986, as amended, and the California Conformity Act of 1987 impose substantial restrictions on the utilization of net operating loss and tax credit carry forwards in the event of an "ownership change," as defined by the Internal Revenue Code. An "ownership change" took place in 2000, and the Company is limited to using approximately $146,000 per year of federal and California net operating loss carry forwards accrued through that date (a total of $2.9 million federal and $0.7 million California).


10. RETIREMENT PLANS

     The Company sponsors two defined contribution plans for its employees in the United Kingdom ("the U.K."). Both plans have been approved by the U.K.'s Department of Inland Revenue. The Company's subsidiary OMNIS Software Limited sponsors the Blyth Holdings Retirement Benefits Scheme ("the BRBS Plan"). The only participant in the BRBS Plan is the Chief Technical Officer of OMNIS Software Limited. The BRBS Plan provides retirement benefits upon attaining normal retirement age, and incidental benefits in the case of death or termination of employment prior to retirement. OMNIS Software Limited makes annual contributions based on the participant's salary to fund these retirement benefits. The BRBS Plan is partially insured through the Sun Life Assurance Society. OMNIS Software Limited retains the right to terminate the BSRB Plan at any time upon 30 days' written notice. Company contributions to this scheme were suspended at the Chief Technical Officer's request with effect from December 31, 1999 although thiere is the option for payments to be resumed at some future date.

     OMNIS Software Limited sponsors the OMNIS Software Limited Retirement Benefits Scheme ("the OSL Plan") for substantially all of its employees in the United Kingdom. The OSL Plan provides retirement benefits upon attaining normal retirement age, and incidental benefits in the case of death or termination of employment prior to retirement. OMNIS Software Limited contributes an amount ranging from 3% to 8% of each participant's compensation to fund such benefits. In addition, participants are entitled to make voluntary contributions under the OSL Plan.

     The Company contributed a total of $87,000 and $85,000 to the ORB and OSL plans for the years ended March 31, 2000 and 1999, respectively.

     The Company sponsors the OMNIS Software Inc. 401(k) Savings and Retirement Plan ("the Plan") for its employees based in the United States. Employees meeting the eligibility requirements, as defined, may contribute specified percentages of their salaries. Under the Plan, which is qualified under Section 401(k) of the federal tax laws, the Company's Board of Directors, at its sole discretion, may make a discretionary profitsharing contribution to the Plan. Moreover, the Company is not obligated, but may at its discretion, pay certain administrative costs on behalf of the Plan. For the years ended March 31, 2000 and 1999, discretionary annual contributions of $3,000 were made to the Plan for both years.


11. COMMITMENTS AND CONTINGENCIES

     Leases

     The Company leases its facilities under noncancelable operating lease agreements expiring in 2002. Rent expense on these leases is recognized ratably over the entire lease term. The Company is required to pay property taxes, insurance and normal maintenance costs.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

     Future minimum rental commitments under equipment capital leases and noncancelable operating leases as of March 31, 2000 are as follows:
(in thousands)

                       Year Ending                        Capital     Operating
                        March 31,                          Leases      Leases
                        ---------                          ------      ------
         2001 ........................................     $ 30         $ 127
         2002 ........................................       --            88
         2003 ........................................       --            15
         2004 ........................................       --            --
                                                           ----         -----
         Total minimum lease payments ................       30         $ 230
            Less: Amount representing interest .......       (1)
                                                           -----
         Lease obligations ...........................     $ 29
                                                           ----

     Equipment under capital leases had a net book value of $15,000 and $64,000 at March 31, 2000 and 1999, respectively.

     Rent expense of $223,000 and $921,000 was incurred in 2000 and 1999, respectively.


Litigation

     Compass Software. In March 1998 the Company was sued by Compass Software ("Compass") in the Federal District Court for the Eastern District of Washington claiming damages in the range of $2 Million for software copyright infringement and related claims. The Company obtained a full dismissal of that case with prejudice on November 29, 1999, and no appeal was filed by Compass within the time allowed by law.

     In this connection the Company previously had sued Compass in 1994 for illegally infringing and distributing the Company's software products. This matter was settled with an agreement that Compass would pay certain amounts and would not make illegal copies of the Company's software in the future. Compass failed to pay the promised amounts when due. The Company then obtained a judgment for breach of contract against Compass. As part of its efforts to enforce its judgment against Compass, the Company purchased, at a judgment lien sale, certain intangible property of Compass including the rights to the 1998 infringement suit brought by Compass ("Execution Sale"). Compass then requested the applicable trial court to set aside the Execution Sale. The trial court granted the request and the Company appealed the judgment. The court of appeal subsequently ruled in favor of the Company and directed the trial court to determine the amount of fees to be awarded to the Company. That amount has not yet been determined.

     The Company also filed a second lawsuit against Compass alleging additional acts of infringement for periods after 1994. A trial was conducted in this case before Judge Barbara J. Rothstein of the United States District Court for the Western District of Washington. On July 25, 2000, the District Court ruled that Compass reproduced and distributed unauthorized copies of Omnis Software using duplicates of existing serial numbers. The Court awarded statutory damages to Omnis in the amount of approximately $150,000 in addition to injunctive relief and attorney fees from Compass. It is not known at this time whether or not Compass will appeal this judgment.

     BTN--GERMANY. The Company entered into a professional development services agreement with BTN Versandhandel GmbH of Leiferde, Germany for the development of an OMNIS application. The Company developed and delivered a version of the application to BTN. BTN failed to pay the Company as agreed,claiming there were flaws in the application and the project was suspended by the Company awaiting their payment. BTN commenced legal action against the Company in Germany claiming damages of approximately DM250,000 for failure to perform under the services agreement. The

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

Company has countersued BTN claiming the balance owed under the contract of approximately DM60,000. The Company is defending against the BTN claim and is pursuing its counterclaim against BTN.


12. SEGMENT INFORMATION

     The  Company  is  engaged  in one industry segment, however manages its two
segments   based  on  geographical  location:  North  America  and  Europe.  The
Company's  operating revenues were generated primarily from the sale of software and  service  contracts  related  to that software. The following table presents information concerning the Company's domestic and foreign operations.

                                                      North                                      Rest of
                                                     America            UK          Germany       World         Total
                                                  -------------   -------------   -----------   ---------   -------------
Fiscal year 2000:
Net Revenues ..................................     $ 2,400         $ 2,553        $  851       $ 406         $ 6,210
Operating Loss ................................      (3,958)           (290)         (326)                     (4,574)
Interest and other expense, net ...............         (22)           (101)           --                        (123)
Identifiable assets ...........................       1,700           1,261           217                       3,178
Depreciation and amortization expense .........         156             160            25                         341
Income tax benefit ............................          (2)             --            --                          (2)
Net loss ......................................      (3,980)           (390)         (326)                     (4,696)
Fiscal year 1999:
Net Revenues ..................................     $ 2,021         $ 2,631        $  772       $ 435         $ 5,859
Operating Income (loss) .......................      (1,169)            651           (20)                       (538)
Interest and other expense, net ...............        (339)             (1)           (5)                       (345)
Identifiable assets ...........................         991           1,365           201                       2,557
Depreciation and amortization expense .........         265             134            24                         423
Income tax expense ............................           4              --            --                           4
Net Income (loss) .............................      (1,511)            649           (25)                       (887)

     One customer accounted for 19.3% of net revenues in 2000. No other customer accounted for revenues in excess of 10% in 1999.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     MARCH 31, 2000 and 1999 --(Continued)

     Restatement of Quarterly Results

     During the year-end closing process, it was determined that certain shares awarded or options granted were not correctly recorded during the current fiscal year. Accordingly, certain quarterly information has been restated as follows:

                                            Quarter ended                    Quarter ended
                                         September 30, 1999                December 31, 1999
                                   -------------------------------   ------------------------------
                                    As Reported        Restated       As Reported       Restated
                                   -------------   ---------------   -------------   --------------
                                    (Unaudited)      (Unaudited)      (Unaudited)      (Unaudited)
Sales ............................  $1,184,428      $  1,184,428      $2,346,763       $2,346,763
Cost of Sales ....................      70,231            70,231          83,886           83,886
Gross Margin .....................   1,114,197         1,114,197       2,262,877        2,262,877
Selling, General & Admin .........   1,644,618         2,199,461       1,831,466        2,501,268
Operating Income/(Loss) ..........    (530,421)       (1,085,264)        431,411         (238,391)
Interest income, exp, other ......      (1,427)           (1,427)           (107)            (107)
                                    ----------      ------------      ----------       ----------
Net Income/(Loss) ................    (531,848)       (1,086,691)        431,304         (238,498)
                                    ==========      ============      ==========       ==========
Earnings per share ...............  $     (.05)             (.11)            .04             (.02)
Shares used in calculation .......   9,683,348         9,683,348       9,844,050        9,844,050

     The expense recorded in the fourth quarter related to the above was $1,832,802.


13. SUBSEQUENT EVENTS (Unaudited)

     On October 19, 2000, the line of credit from a significant shareholder was extended to November 30, 2000.

     On October 20, 2000 a mediation hearing was conducted to review the amount of damages to be paid by Compass to Omnis. At the mediation Compass offered to pay approximately $25,000 in damages. Omnis is currently preparing a motion for judgment to collect the $150,000 judgment awarded in July, 2000 and for an additional $245,000 in legal fees.

ITEM 1. Financial Statements


                         OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share and per share amounts)


                                            ASSETS
                                                                          Sept. 30, 2000     March 31, 2000
                                                                         ----------------   ---------------
                                                                            (Unaudited)
Current assets:
   Cash and cash equivalents .........................................      $     621          $   1,238
   Trade accounts receivable, less allowance for doubtful accounts and returns of $107 and $179 at September 30 and March 31,
    respectively .....................................................            818                594
   Inventory .........................................................             14                 26
   Other current assets ..............................................            194                397
                                                                            ---------          ---------
      Total current assets ...........................................          1,647              2,255
                                                                            ---------          ---------
Property, furniture and equipment, net ...............................            912                923
Intangibles ..........................................................          1,434                --
                                                                            ---------          ---------
      Total assets ...................................................      $   3,993          $   3,178
                                                                            =========          =========

                                     LIABILITIES AND STOCKHOLDERS'(DEFICIENCY)
Current liabilities:
   Note payable ......................................................      $       2          $      56
   Note payable to stockholder .......................................          3,144              2,028
   Accounts payable ..................................................            620                460
   Accrued liabilities ...............................................            928                591
   Deferred revenue ..................................................            300                206
                                                                            ---------          ---------
      Total current liabilities ......................................          4,994              3,341
                                                                            ---------          ---------
   Long-term debt ....................................................          1,003                --
      Total liabilities ..............................................          5,997              3,341
                                                                            ---------          ---------
Stockholders' (deficiency):
   Preferred stock -- $1.00 par value; 300,000 shares authorized
    issued and outstanding: 300,000 shares ...........................            300                300
   Common stock -- $0.10 par value; 20,000,000 shares authorized
    issued and outstanding; 10,261,337 and 10,035,238 shares .........          1,026              1,004
   Paid-in capital ...................................................         51,349             50,374
   Deferred compensation .............................................         (1,507)            (2,045)
   Accumulated deficit ...............................................        (53,477)           (50,082)
   Accumulated other comprehensive income ............................            305                286
                                                                            ---------          ---------
      Total stockholders' deficiency .................................         (2,004)              (163)
                                                                            ---------          ---------
      Total liabilities and stockholders' deficiency .................      $   3,993          $   3,178
                                                                            =========          =========

                See notes to consolidated financial statements.

                                      F-18

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)


                                  (UNAUDITED)


                                                                        Six Months Ended
                                                                         September 30,
                                                                 ----------------------------
                                                                      2000            1999
                                                                 ------------      ----------
Net revenues:
   Products ..................................................    $     1,665       $   2,052
   Services ..................................................            407             504
                                                                  -----------       ---------
      Total net revenues .....................................          2,072           2,556
Operating expenses:
   Cost of product revenues ..................................             45              67
   Cost of service revenues ..................................            378              98
   Sales and marketing .......................................          2,529           1,099
   Research and development ..................................          1,110             906
   General and administrative ................................          1,301           1,352
                                                                  -----------       ---------
      Total operating expenses ...............................          5,363           3,522
                                                                  -----------       ---------
Operating loss ...............................................         (3,291)           (966)
                                                                  -----------       ---------
Other income (expense):
   Interest income ...........................................             22               4
   Interest expense and other, net ...........................           (126)            (10)
                                                                  -----------       ---------
                                                                         (104)             (6)
                                                                  -----------       ---------
Loss before income taxes .....................................         (3,395)           (972)
Income tax expense ...........................................              0               4
                                                                  -----------       ---------
      Net loss ...............................................    $    (3,395)      $    (976)
                                                                  ===========       =========
Basic net and diluted loss per share .........................    $     (0.33)      $   (0.10)
                                                                  ===========       =========
Weighted average number of common shares outstanding .........     10,185,536       9,681,589
                                                                  ===========       =========

                See notes to consolidated financial statements.

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                 (in thousands, except share and share amounts)
                                  (UNAUDITED)

                                                                            Six Months Ended
                                                                             September 30,
                                                                       --------------------------
                                                                           2000           1999
                                                                       ------------   -----------
Cash flows from operating activities:
   Net loss ........................................................     $ (3,395)      $  (976)
   Adjustments to reconcile net loss to net cash provided by
    (used for) operating activities:
    Depreciation and amortization expense ..........................          151           183
    Non cash compensation ..........................................          538           555
    Change in assets and liabilities: ..............................
      Trade accounts receivable ....................................         (224)           33
      Inventory ....................................................           12           (10)
      Loss on disposal of property .................................          --              1
      Other assets .................................................          203           268
      Accounts payable and accrued liabilities .....................          497            33
      Deferred revenues ............................................           94            54
                                                                         --------       -------
      Net cash provided by (used for) operating activities .........       (2,124)          141
                                                                         --------       -------
Cash flows from investing activities:
   Purchases of property, furniture and equipment ..................         (206)          (70)
   Acquisition of software assets ..................................         (534)          --
   Proceeds from sale of fixed assets ..............................          --              1
                                                                         --------       -------
      Net cash used by investing activities ........................         (740)          (69)
                                                                         --------       -------
Cash flows from financing activities:
   Proceeds from incentive stock option exercise ...................          110             2
   Proceeds from stock issuance ....................................           --            39
   Additions of debt ...............................................        2,107           121
   Repayments of debt ..............................................          (54)          (72)
                                                                         --------       -------
      Net cash provided by financing activities ....................        2,163            90
                                                                         --------       -------
Effect of exchange rate changes on cash ............................           84           (70)
                                                                         --------       -------
Net increase (decrease) in cash and cash equivalents ...............         (617)           92
Cash and cash equivalents at beginning of period ...................        1,238           271
                                                                         --------       -------
Cash and cash equivalents at end of period .........................     $    621       $   363
                                                                         ========       =======
Supplemental non-cash disclosure
 Issuance of equity for acquisition of software system .............     $    900       $    --

                 OMNIS TECHNOLOGY CORPORATION AND SUBSIDIARIES
             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     1. The unaudited financial information furnished herein reflects all adjustments, consisting only of normal recurring items, which in the opinion of management are necessary to fairly state the Company's financial position, the results of its operations and its cash flows for the periods presented. These financial statements should be read in conjunction with the Company's audited financial statements for the year ended March 31, 2000. The results of operations for the period ended September 30, 2000 are not necessarily indicative of results to be expected for any other interim period or the fiscal year ending March 31, 2001.

     2. The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS 128). SFAS 128 requires a dual presentation of basic and diluted EPS. Basic EPS excludes dilution and is computed by dividing net income (loss) by the weighted average of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities and other contracts to issue stock were exercised or converted into common stock, unless the effect of such securities would be anti-dilutive. The Company excluded 1,690,910 and 1,040,929 potentially dilutive securities for the six months ended September 30, 2000 and 1999, respectively, from its diluted EPS as a result of anti-dilution.


SEGMENT INFORMATION

                                                      Six Months Ended
                                                        September 30
                                              ---------------------------------
                                                    2000              1999
                                              ----------------   --------------
Revenue by geographic region (1): .........
   Revenue from North America .............     $    793,000      $   961,000
   Revenue from Europe ....................        1,279,000        1,595,000
                                                ------------      -----------
      Total ...............................     $  2,072,000      $ 2,556,000
                                                ============      ===========
Operating loss by geographic region (1):
   From North America .....................     $ (2,963,000)     $  (752,000)
   From Europe ............................         (328,000)        (214,000)
                                                ------------      -----------
      Total ...............................     $ (3,291,000)     $  (966,000)
                                                ============      ===========
     ------------
     (1) Revenues are broken out geographically by ship-from location.

COMPREHENSIVE INCOME (LOSS)

     Comprehensive income includes changes in the balance of items that are reported directly in a separate component of stockholders' equity on the condensed consolidated balance sheets. The reconciliation of net loss to comprehensive loss is as follows (in thousands):

                                                       Six Months Ended
                                                         September 30
                                              ----------------------------------
                                                    2000               1999
                                              ----------------   ---------------
Net loss: .................................     $ (3,395,000)          (976,000)
Other comprehensive (loss) gain
   Foreign currency translation
    adjustments ...........................           19,000            (57,000)
                                                ------------           --------
Total comprehensive income (loss) .........     $ (3,376,000)      $ (1,033,000)
                                                ============       ============

ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations
     See management's discussion and analysis of financial condition and result of operations discussed elsewhere in this proxy statement.



                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            (Dollars in thousands)

                                                      Omnis                 PickAx           Pro Forma           Combined
                                               September 30, 2000      August 31, 2000      Adjustments     September 30, 2000
                                              --------------------   -------------------   -------------   -------------------
ASSETS
Current assets:
   Cash and cash equivalents ................      $     621            $      779  (1)      $   4,000          $   5,400
   Accounts receivable (net of allowances)               818                  2,746                                 3,564
   Other current assets .....................            208                    412                                   620
                                                   ---------            -----------                             ---------
     Total Current assets ...................          1,647                  3,937                                 9,584
Property, furniture and equipment (net) .....            912                    514                                 1,426
Intangible assets (net) .....................          1,434               23,951   (2)         46,897             72,282
Other assets ................................            --                     228                                   228
                                                   ---------            -----------                             ---------
     Total assets ...........................      $   3,993            $    28,630          $  50,897          $  83,520
                                                   =========            ===========          =========          =========
LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)
Current liabilities:
   Notes payable ............................      $   3,146            $   18,045  (3)        (16,300)         $   4,891
   Accounts payable .........................            620                1,947   (4)            500              3,067
   Accrued liabilities ......................            928                  7,068                --               7,996
   Deferred revenue .........................            300                  4,306                --               4,606
                                                   ---------            -----------          ---------          ---------
     Total Current liabilities ..............          4,994                 31,366            (15,800)            20,560
Long term debt ..............................          1,003                 --     (5)         13,860             14,863
                                                   ---------            -----------          ---------          ---------
     Total liabilities ......................          5,997                 31,366             (1,940)            35,423
Stockholders' equity (deficiency)
   Preferred stock ..........................            300                    --                 --                 300
   Common stock .............................          1,026                  55    (6)            324              1,405
   Additional paid-in capital ...............         51,349               1,591    (7)         59,187            112,127
   Unearned compensation ....................         (1,507)                 --    (8)         (6,674)            (8,181)
   Accumulated deficit ......................        (53,477)                (4,382)               --             (57,859)
Accumulated other comprehensive income ......            305                    --                 --                 305
                                                   ---------            -----------          ---------          ---------
   Stockholders' equity (deficiency) ........         (2,004)                (2,736)            52,837             48,097
                                                   ---------            -----------          ---------          ---------
                                                   $   3,993            $    28,630          $  50,897          $  83,520
                                                   =========            ===========          =========          =========

------------
(1) To record assumed proceeds from $4.0 million short-term loan required of PickAx, Inc. as a condition to the completion of the proposed transaction.
(2) Increase in Goodwill of $46,897 comprised of $22,957 of common stock acquired,$19,035 of warrants assumed, $1,669 of vested options assumed and $500 in estimated transaction costs, plus $2,736 in negative assets acquired. (3) Reclassification of $17.3 million in PickAx, Inc. short-term debt to long-term debt, conversion of $3.0 million of Omnis short-term debt to equity and the addition in $4.0 million in short-term debt by PickAx, Inc., a condition of the proposed transaction.
(4) Estimated transaction costs of $500 included in accounts payable.
(5) To reflect the assumption of $17.3 million in PickAx, Inc. long term debt by Omnis and to record a discount of $3,440 to reflect the issuance of an additional 500,000 warrants associated with the assumption of such debt.
(6) To record $274 in par value of Omnis common stock issued in exchange for PickAx, Inc. common stock and to reflect a $50 increase in par value a result of the conversion of a $3.0 million short-term note held by Omnis, converted to equity.
(7) Issuance  of  $22,683  in  Omnis common stock for PickAx, Inc. common stock.
    Issuance of $19,035 in Omnis warrants in exchange for PickAx, Inc. warrants and to record $3,440 in additional warrants issued in conjunction with the assumption of $17.3 million debt associated with the proposed transaction. To record $1,669 in vested options assumed, $6,674 in unvested options assumed and $2,950 representing the conversion of a $3.0 million note to equity at closing, plus net $2,736 of negative assets acquired.
(8) Unearned compensation of $6,674 associated with the assumption of the PickAx, Inc. options issued by Omnis.

             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                  (unaudited)
                    (in thousands except per share amounts)

                                                    Year Ended March 31, 2000 (1)
                                    --------------------------------------------------------------
                                                                         Pro Forma     Pro Forma
                                        Omnis             Pick          Adjustments     Combined
                                    ------------- -------------------- ------------- -------------
                                                (in thousands, except per share data)
Net Sales .........................   $ 6,210         $   17,334               --      $  23,544
Cost of goods sold ................       472                694               --          1,166
                                      -------         ----------               ---     ---------
Gross profit ......................     5,738             16,640               --         22,378
Selling, general and
 administrative expenses,
 including amortization ...........    10,312            18,256  (2)         8,312        36,880
                                      -------         ----------             -----     ---------
Operating loss ....................    (4,574)            (1,616)           (8,312)      (14,502)
                                      -------         ----------            ------     ---------
Interest expense (income) .........       124               (147)(3)         3,544         3,521
Other expense .....................       --                 194               --            194
Income tax expense ................          (2)             396               --            394
                                      -------         ----------            ------     ---------
Net income (loss) .................   $(4,696)        $   (2,059)        $ (11,856)    $ (18,611)
                                      ========        ==========         =========     =========
Net income (loss) per share:
  Basic and diluted ...............   $ (0.48)                                         $   (1.43)
Number of shares used in per
 share calculations:
  Basic and diluted ...............     9,768                   (4)          3,244        13,012


                                             Six Months Ended September 30, 2000 (1)
                                    ----------------------------------------------------------
                                                                      Pro Forma     Pro Forma
                                        Omnis           Pick         Adjustments    Combined
                                    ------------ ------------------ ------------- ------------
                                              (in thousands, except per share data)
Net Sales .........................   $  2,072      $     7,609            --      $   9,681
Cost of goods sold ................        423              539            --            962
                                      --------      -----------            ---     ---------
Gross profit ......................      1,649            7,070            --          8,719
Selling, general and
 administrative expenses,
 including amortization ...........      4,940          10,646  (2)      3,179        18,765
                                      --------      -----------          -----     ---------
Operating loss ....................     (3,291)          (3,576)        (3,179)      (10,046)
                                      --------      -----------         ------     ---------
Interest expense (income) .........        104             834  (3)      1,772         2,710
Other expense .....................        --               90             --             90
Income tax expense ................        --               --             --            --
                                      --------      -----------         ------     ---------
Net income (loss) .................   $ (3,395)     $    (4,500)      $ (4,951)    $ (12,846)
                                      ========      ===========       ========     =========
Net income (loss) per share:
  Basic and diluted ...............   $  (0.33)                                    $   (0.96)
Number of shares used in per
 share calculations:
  Basic and diluted ...............     10,186                 (4)       3,182        13,368

------------
(1) For purposes of the pro forma combined data, Pick's financial data for its fiscal year ended February 29, 2000 and its fiscal six months ended August 31, 2000 have been combined with the Company's financial data for the fiscal year ended March 31, 2000 and six months September 30, 2000.
(2) To  record  additional  amortization  of  unearned  compensation  expense of
    $1,669 and $834 for the fiscal year and six months presented, respectively. In addition to record the increase in amortization of goodwill of $4,689 and $2,345 for the fiscal year and six months presented, respectively. Also includes amortization of goodwill of $1,954 for the acquisition of Pick Systems by PickAx, for the fiscal year.
(3) To record additional interest expense a result of the assumption of the $17,300 note of $1,384 and $692 for the fiscal year and six months presented, respectively. In addition to reflect additional interest expense associated with the amortization of 500,000 warrants associated with  the  assumption  of  the  same  note of $1,720 and $860 for the fiscal year and six months presented, respectively. To record additional interest expense of $440 and $220 for $4.0 million in short-term debt required to be obtained by PickAx, Inc. prior to the closing of the proposed transaction.
(4) Net additional common shares of Omnis Technology Corporation exchanged for PickAx, Inc. shares.

                                                Deloitte & Touche LLP logo


Deloitte & Touche LLP
Suite 1200
695 Town Center Drive
Cosa Mesa, California 92626-5924


Tel: 714-436-?100
Fax: 714-436-?200
www.deloitte.com


  INDEPENDENT AUDITOR'S REPORT



  To the Board of Directors of
  Pick Systems, Inc. and subsidiaries:

  We have audited the accompanying consolidated balance sheets of Pick Systems, Inc. and subsidiaries (collectively, the Company) as of February 29, 2000 and February 28, 1999, and the related consolidated statements of operations, comprehensive loss, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Pick Systems Limited and Pick Systems. Africa (consolidated subsidiaries), which combined statements reflect total assets constituting 21% and 22% of the Company's consolidated total assets as of February 29, 2000 and February 28, 1999, and total revenues constituting 21% and 20%, respectively, of the Company's consolidated total revenues for the years then ended. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for Pick Systems Limited and Pick Systems, Africa, is based solely on the reports of such other auditors.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

  In our opinion, based on our audits and the reports of the other auditors, such consolidated financial statements present fairly, in all material respects, the financial position of Pick Systems, Inc. and subsidiaries as of February 29, 2000 and February 28, 1999, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


     /s/ Deloitte & Touche LLP

     June 7, 2000, except for Note 5
     for which the date is July 11, 2000



                Carlsbad Las Vegas Los Angeles Phoenix San Diego

[GRAPHIC OMITTED]



                 BDO  Spencer  Steward        13 Wellington Road Parktown  2193
                 (Johannesburg) Incorporated  Private Bag X605000 Houghton 2041
                 Chartered Accountants (SA)   Telephone (011) 643-7271
                 Reg. No. 95/02310/21         Telefax: (011) 643-6586
                                              Docex: 574 jhb
                                              Email: bdojhb@bdo.co.za
                                              Website: http//www.bdo.co.za


Report of the independent auditors
to the members of Pick Systems Africa (Proprietary) Limited


We have audited the annual financial statements of Pick Systems Africa (Proprietary) Limited set out on pages 3 to 13 for the year ended 29 February 2000. These financial statements are the responsibility of the company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.


Scope


We conducted our audit in accordance with statements of South African Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement.


An audit includes:

* examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,

* assessing the accounting principles used and significant estimates made by management, and

* evaulating the overall financial statement presentation.


We believe that our audit provides a reasonable basis for out opinion


Audit opinion


In our opinion, the financial statements fairly presents, in all material respects, the financial position of the company at 29 February 2000, and the results of its operations and cash flows for the year then ended in accordance with generally accepted accounting practice, and in the manner required by the Companies Act.


Accounting and secretarial duties


With the written consent of all members, we have performed certain secretarial and accounting duties.


Supplementary information


The supplementary schedule set out on pages 14 to 15 does not form part of the annual financial statements and is presented as additional information only. We have not audited this scheduled and accordingly we do not express an opinion thereon.


                             /s/ BDO Spencer Steward (Johannesburg) Incorporated

                                 BDO Spencer Steward (Johannesburg) Incorporated
Johannesburg                            Registered  Accountants  and    Auditors
29  March  2000                                            Chartered Accountants
                                                                         (S.A.)

MAZARS LOGO
--------------------------------------------------------------------------------
                                                          MAZARS NEVILLE RUSSELL

                                                           Chartered Accountants

Auditors' report
To the shareholders of Pick Systems Limited
--------------------------------------------------------------------------------
We have audited the financial statements on pages 4 to 13 which have been prepared following the accounting policies set out on page 8.


Respective responsibilities of directors and auditors

As described on page 1 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.


Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination on a test basis, or evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.


Opinion

In our opinion the financial statements give a true and fair view of the state of the Company's affairs as at 29 February 2000 and of its results for the year then ended and have been properly prepared in accordance with the Compliance Act 1985.


/s/ MAZARS NEVILLE RUSSELL


MAZARS NEVILLE RUSSELL
CHARTERED ACCOUNTANTS
and Registered Auditors
Milton Keynes



19 September 2000

Calan Ramolino
      & Associes    ------------------------------------------------------------

                    Calan  Ramolino  &  Associes
                    191,   avenue   Charles-de-Gaulle
                    92200  Neuilly-sur-Seine
                    France
                    Telephone:    01 56 61 27 00
                    Telecopieur:  01 55 61 27 01

                                     Societe anonyme ay capital de 19 020 600 F
                                     Societe d'Expertise Comptable Insertie au
                                     Tableau  de  i Ordre du Consell Regional de
                                     Paris/Be-de-France
                                     Societe  de Commisseiras aux Compres,
                                     membre de la Compagnle regionale de
                                     Versallies
                                     332 800 919 RCS Nanterre
                                     TVA: FR 81 332 900 919



                              PICK SYSTEMS FRANCE
                              Joint Stock Company
                       40, avenue des Terroirs de France
                                  75012 PARIS

                                   --------
                         INDEPENDENT AUDITOR'S REPORT
                                Annual Accounts
                 For the fiscal year ending February 29, 2000

                                   --------
We audited the annual accounts, attached to the present report, of PICK SYSTEMS FRANCE Company for the fiscal year ending February 29, 2000. These annual accounts were closed by the manager. As an independent auditor, our mission is to express an opinion on these annual accounts based on our work.

We conducted our audit in accordance with the standards of the profession in France. The standards require planning and implementation of due diligence yielding reasonable assurance that the annual accounts do not contain any major errors. An audit consists of examination, based on surveys, of probative elements justifying the amounts appearing in the accounts and the information given in the appendix. An audit also consists of an evaluation of the accepted principles and methods and principal estimates made by management in addition to a global evaluation of the annual accounts presentation. We believe that it is reasonable to base our opinion on the audit performed.

In our opinion, the annual accounts are sincere and give a true image, in all major aspects, of the results of operations and variations in cash flow for the fiscal year ending on February 29, 2000, as well as of the financial situation of the company at the end of this fiscal period, in accordance with the accounting principles generally followed in France, as described in the appendix.

                               Neuilly, July 15, 2000
                               -Calan Ramolino & Associ-s

                               Michel GUERET


                               /s/ Michel GUERET
                                 [GRAPHIC OMITTED]


[GRAPHIC OMITTED]

Calan Ramolino
      & Associes    ------------------------------------------------------------

                    Calan  Ramolino  &  Associes
                    191,   avenue   Charles-de-Gaulle
                    92200  Neuilly-sur-Seine
                    France
                    Telephone:    01 56 61 27 00
                    Telecopieur:  01 55 61 27 01

                                     Societe anonyme ay capital de 19 020 600 F
                                     Societe d'Expertise Comptable Insertie au
                                     Tableau  de  i Ordre du Consell Regional de
                                     Paris/Be-de-France
                                     Societe  de Commisseiras aux Compres,
                                     membre de la Compagnle regionale de
                                     Versallies
                                     332 800 919 RCS Nanterre
                                     TVA: FR 81 332 900 919




                              PICK SYSTEMS FRANCE
                        Societe a Responsabilite Limitee
                        40 avenue des Terroirs de France
                                  75012 PARIS

                                   --------
                       RAPPORT DE L'AUDITEUR INDEPENDANT
                                Comptes Annuels
                        Exercice clos le 29 f-vrier 2000

                                   --------
Nous avons procede a l'audit des comptes annuels, annexes au present rapport, de la societe PICK SYSTEMS FRANCE pour l'exercice clos le 29 fevrier 2000. Ces comptes annuels ont ete arretes par le gerant. En tant qu'auditeur independant, notre mission consiste a exprimer une opinon sur ces comptes annuels sur la base de nos travaux.

Nous avons effectue notre audit conformement aux normes de la profession en France. Ces normes requierent la planification et la mise en oeuvrs de diligences qui permettent d'obtenir une assurance raisonnable que les comptes annuels ne contiennent pas d'inexactitiude significative. Un audit comprend l'examen, sur la base de sondages, des elements probants justifiant les montants figurant dans les comptes et les comptes et les informations donnees en annexe. Un audit compred egalement une evaluation des principes et methodes comptables suivis et des principales estimations faites par la direction ainsi qu'une evaluation globale de la presentation des comptes annuels. Nous considerons que l'audit effectue constitue une base raisonnable pour formuler notre opinion.

A notre avis, les comptes annuels sont sinceres et donnent une image fidele, sur tous leurs aspects significatifs, du resultat des operations et de la variation de tresorerie de l'exercice clos le 29 fevrier 2000, ainsi que de la situation financiere de la societe a la fin de cet exercice, en conformit- avec les principes compatables g-n-ralement admis en France, tels que d-crits en annexe.

                               Neuilly, le 15 juillet 2000
                               -Calan Ramolino & Associ-s

                               Michel GUERET
                               /s/ Michel GUERET

                               [GRAPHIC OMITTED]


[GRAPHIC OMITTED]

PICK SYSTEMS, INC. AND SUBSIDIARIES



CONSOLIDATED BALANCE SHEETS
AS OF FEBRUARY 29, 2000 AND FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                                      2000            1999
                                                                 -------------   -------------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents ....................................    $  754,816      $  615,669
Accounts receivable, net of allowance for doubtful accounts of
 $528,470 (2000) and $217,853 (1999)..........................     2,636,091       3,489,031
Inventories ..................................................        48,056          53,092
Prepaid expenses .............................................       196,403          77,680
Deferred income taxes (note 7) ...............................           --          206,024
Income tax refund receivable (Note 7) ........................       151,459             --
Loan Receivable from estate (Note 3) .........................     2,596,300       2,122,018
                                                                  ----------      ----------
   Total current assets ......................................     6,383,125       6,563,514
PROPERTY AND EQUIPMENT, net (note 2) .........................       530,965         534,471
CAPITALIZED SOFTWARE, net ....................................        13,658          13,876
NOTES RECEIVABLE (Note 4) ....................................       188,092         292,521
DEPOSITS .....................................................         6,445          13,370
DEFERRED INCOME TAXES (Note 7) ...............................           --          413,696
                                                                  ----------      ----------
                                                                  $7,122,285      $7,831,358
                                                                  ==========      ==========

                See notes to consolidated financial statements.

PICK SYSTEMS, INC. AND SUBSIDIARIES



CONSOLIDATED BALANCE SHEETS
AS OF FEBRUARY 29, 2000 AND FEBRUARY 28, 1999 (Continued)
--------------------------------------------------------------------------------

                                                                       2000             1999
                                                                  --------------   -------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Line of credit (Note 5) .......................................     $  460,000      $  700,000
Accounts payable ..............................................      1,051,395         844,138
Accrued retirement benefits ...................................          2,142          79,672
Accrued liabilities ...........................................      1,636,201       1,151,327
Income taxes payable (Note 7) .................................            --           16,218
Current portion of long-term debt (Note 6) ....................          8,608          14,951
                                                                    ----------      ----------
   Total current liabilities ..................................      3,158,346       2,806,306
LONG-TERM DEBT, less current portion (Note 6) .................         39,958             --
DEFERRED REVENUE ..............................................      3,703,162       2,959,409
COMMITMENTS AND CONTINGENCIES (Notes 8, 9, and 10) ............            --              --
MINORITY INTEREST .............................................        (67,875)        (53,905)
SHAREHOLDERS' EQUITY (NOTE 12):
Common stock, without par value; 200,000,000 shares authorized;
 1,081,800 shares issued and outstanding ......................        984,523         984,523
Accumulated other comprehensive income ........................         50,155           1,684
Retained earnings (accumulated deficit) .......................       (745,984)      1,133,341
                                                                    ----------      ----------
   Total shareholders' equity .................................        288,694       2,119,548
                                                                    ----------      ----------
                                                                    $7,122,285      $7,831,358
                                                                    ==========      ==========

                See notes to consolidated financial statements.

PICK SYSTEMS, INC. AND SUBSIDIARIES



CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                              2000              1999
                                                        ----------------   --------------
SALES ...............................................     $ 17,333,798      $15,754,353
COST OF SALES .......................................          693,403          800,116
                                                          ------------      -----------
GROSS PROFIT ........................................       16,640,395       14,954,237
OPERATING EXPENSES (NOTES 9, 10, and 11) ............       18,075,739       14,342,265
                                                          ------------      -----------
(LOSS) INCOME FROM OPERATIONS .......................       (1,435,344)         611,972
OTHER (EXPENSE) INCOME:
Interest income, net ................................          145,672          107,272
Other expense .......................................         (207,585)         (69,657)
                                                          ------------      -----------
   Total other (expense) income .....................          (61,913)         (37,615)
                                                          ------------      -----------
(LOSS) INCOME BEFORE INCOME TAX PROVISION
 AND MINORITY INTEREST ..............................       (1,497,257)         649,587
INCOME TAX PROVISION (Note 7) .......................          396,038          646,904
                                                          ------------      -----------
NET (LOSS) INCOME BEFORE MINORITY INTEREST ..........       (1,893,295)           2,683
MINORITY INTEREST ...................................           13,970            7,532
                                                          ------------      -----------
NET (LOSS) INCOME ...................................     $ (1,879,325)     $    10,215
                                                          ============      ===========

                See notes to consolidated financial statements.

PICK SYSTEMS, INC. AND SUBSIDIARIES



CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                            2000             1999
                                                      ----------------   ------------
NET (LOSS) INCOME .................................     $ (1,879,325)     $  10,215
Other comprehensive income (loss):
 Foreign currency translation adjustment ..........           48,471        (39,840)
                                                        ------------      ---------
COMPREHENSIVE LOSS ................................     $ (1,830,854)     $ (29,625)
                                                        ============      =========

                See notes to consolidated financial statements.

PICK SYSTEMS, INC. AND SUBSIDIARIES



CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                                           Accumulated       Retained
                                                                              other          earnings
                                                      Common Stock
                                                 -----------------------  comprehensive    (accumulated
                                                    Shares      Amount        income         deficit)         Total
                                                 ----------- ----------- --------------- --------------- ---------------
BALANCE, March 1, 1998 .........................  1,081,800   $984,523      $  41,524     $  1,123,126    $  2,149,173
Net income .....................................        --         --             --            10,215          10,215
Foreign currency translation adjustment ........        --         --         (39,840)             --          (39,840)
                                                  ---------   --------      ---------     ------------    ------------
BALANCE, February 28, 1999 .....................  1,081,800    984,523          1,684        1,133,341       2,119,548
Net loss .......................................        --         --             --        (1,879,325)     (1,879,325)
Foreign currency translation adjustment ........        --         --          48,471              --           48,471
                                                  ---------   --------      ---------     ------------    ------------
BALANCE, February 29, 2000 .....................  1,081,800   $984,523      $  50,155     $   (745,984)   $    288,694
                                                  =========   ========      =========     ============    ============

                See notes to consolidated financial statements.

PICK SYSTEMS, INC. AND SUBSIDIARIES



CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                                              2000              1999
                                                                        ----------------   -------------
CASH FLOWS FORM OPERATING ACTIVITIES:
Net (loss) income ...................................................     $ (1,879,325)         10,215
Minority interest ...................................................          (13,970)         (7,532)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization .......................................          247,041         269,904
Loss (gain) on disposal of property and equipment ...................           11,891          (5,697)
Deferred income taxes ...............................................          619,720         606,850
Net change in operating assets and liabilities: .....................
 Accounts receivable                                                           852,940        (618,152)
 Inventories ........................................................            5,036          12,225
 Prepaid expenses ...................................................         (118,723)        (10,581)
 Deposits ...........................................................            6,925          75,541
 Accounts payable ...................................................          207,257         (70,175)
 Accrued liabilities ................................................          484,874        (184,727)
 Accrued retirement benefits ........................................          (77,530)          3,495
 Income taxes payable/receivable ....................................         (167,677)       (325,792)
 Deferred revenue ...................................................          743,753         982,838
                                                                          ------------        --------
   Net cash provided by operating activities ........................          922,212         736,412
CASH FLOWS FROM INVESTING ACTIVITIES: ...............................
Proceeds from notes receivable ......................................          104,429
Increases in notes receivable .......................................                           (4,699)
Additions to loan receivable from estate ............................         (474,282)       (365,117)
Purchase of property and equipment and capitalized software .........         (255,298)       (208,746)
                                                                          ------------        --------
Net cash used in investing activities ...............................         (625,151)       (578,562)
CASH FLOWS FROM FINANCING ACTIVITIES: ...............................
Proceeds from long-term debt ........................................           39,958
Payments on long-term debt ..........................................           (6,343)         (6,637)
Net payments under line of credit ...................................         (240,000)
                                                                          ------------
   Net cash used in financing activities ............................         (206,385)         (6,637)
EFFECT OF EXCHANGE RATE CHANGES ON CASH .............................           48,471         (39,840)
                                                                          ------------        --------

                See notes to consolidated financial statements.

PICK SYSTEMS, INC. AND SUBSIDIARIES



CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999 (Continued)
--------------------------------------------------------------------------------

                                                                 2000          1999
                                                             -----------   -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS ................    $139,147      $111,373
CASH ABD CASH EQUIVALENTS, beginning of year .............     615,669       504,296
CASH AND CASH EQUIVALENTS, end of year ...................    $754,816      $615,669
                                                              ========      ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW .....................
   INFORMATION - Cash paid during the year for: ..........

   Interest ..............................................    $ 59,296      $ 70,282
                                                              ========      ========
   Income Taxes ..........................................    $ 95,000      $365,846
                                                              ========      ========

                See notes to consolidated financial statements.

                      PICK SYSTEMS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED FEBRUARY 29, 2000 AND
                               FEBRUARY 28, 1999


1. SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations--Pick Systems, Inc. and subsidiaries (collectively, the Company) was incorporated in the State of California in 1982 and engages principally in the design, development, and marketing of database management systems.

     Principles of Consolidation--The accompanying consolidated financial statements include the accounts of Pick Systems, Inc., its wholly owned subsidiaries. Pick Systems France and Pick Systems Limited, and a 69%-owned subsidiary, Pick Systems, Africa. All intercompany accounts and transactions have been eliminated in consolidation.

     Basis of Presentation--The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

     Cash and Cash Equivalents--Cash and cash equivalents include cash and certificates of deposits with original maturities of three months or less.

     Accounts Receivable--Accounts receivable arise in the normal course of granting trade credit terms to customers. The Company performs credit evaluations of customers and generally does not require collateral. The Company maintains reserves for estimated credit losses, based on management's estimates of uncollectible amounts.

     Inventories--Inventories are stated at the lower of cost (first-in, first-out method) or market.

     Property and Equipment--Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Amortization of leasehold improvements is provided over the shorter of the related lease terms or the estimated useful lives of the improvements. Maintenance and repairs are expensed as incurred, while renewals and betterments are capitalized.

     Capitalized Software--The Company capitalizes certain software development costs in accordance with Statement of Financial Accounting Standards (SFAS) No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed. Amortization of such costs is provided over the expected life (generally five years) of the related product. Amortization expense was $10,399 and $18,163 for the years ended February 29, 2000 and February 28, 1999, respectively. Accumulated amortization was $336,375 and $325,976 at February 29, 2000 and February 28, 1999, respectively.

     Long-Lived Assets--In accordance with SFAS No. 121. Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, long-lived assets to be held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable based on future undiscounted cash flows. As of February 29, 2000 and February 28, 1999, no impairment was indicated.

     Revenue Recognition--The Company recognizes revenue on software sales when the product is shipped.

     Deferred Revenues--Deferred revenues result from nonrefundable cash received by the Company for one-year service contracts. The Company recognizes revenues from such contracts monthly over the one-year service obligation period.

     Minority Interest--The Company has reflected minority interest as a receivable in the accompanying balance sheets as the minority owners are committed to, and are capable of, providing additional capital to Pick Systems, Inc.

     Income Taxes--The Company accounts for income taxes based on the standards specified in SFAS No. 109. Accounting for Income Taxes. SFAS No. 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that

                      PICK SYSTEMS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED FEBRUARY 29, 2000 AND
                         FEBRUARY 28, 1999--(Continued)

have been recognized in the Company's financial statements. Measurement of the deferred items is based on enacted tax laws. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.

     Foreign Operations--Foreign revenues represent 35% and 31% of total revenues for the years ended February 29, 2000 and February 28, 1999, respectively. As of February 29, 2000 and February 28, 1999, $1,954,497 and $1,883,485, respectively, of the Company's assets were located in South Africa and Europe.

     Foreign Currency Translation--In accordance with SFAS No. 52, Foreign Currency Translation, the functional currency for the Company's foreign subsidiaries local currency. Gains and losses resulting from foreign currency transactions are recognized currently in income, and those resulting from translation of financial statements are included as accumulated other comprehensive income (loss) in shareholders' equity. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange on the balance sheet date. Revenues and expenses are translated using the aveage exchange rate for the period.

     Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     Comprehensive Income (Loss)--The Company has adopted SFAS No. 130, Reporting Comprehensive Income. This statement establishes standards for reporting of comprehensive income (loss) and it components. Comprehensive income (loss), as defined, includes all changes in equity (net assets) during a period from transactions and other events and circumstances from nonowner sources.

     Recent Accounting Pronouncements--In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The provisions of SFAS No. 133, as amended, are effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company is reviewing the impact of such pronouncement on its consolidated financial statements.

     Reclassifications--Certain reclassifications have been made to the 1999 consolidated financial statements to conform to the 2000 presentation.


2. PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:




                                                               2000              1999
                                                         ---------------   ---------------
         Leasehold improvements ......................    $    163,965      $    163,965
         Trade show equipment ........................          65,912            65,912
         Demonstration inventories ...................          73,015            73,015
         Furniture, fixtures, and equipment ..........       3,394,205         3,217,676
         Motor vehicles ..............................          60,387            14,279
                                                          ------------      ------------
                                                             3,757,484         3,534,847
         Less accumulated depreciation ...............      (3,226,519)       (3,000,376)
                                                          ------------      ------------
                                                          $    530,965      $    534,471
                                                          ============      ============

                      PICK SYSTEMS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED FEBRUARY 29, 2000 AND
                         FEBRUARY 28, 1999--(Continued)

3. LOAN RECEIVABLE FROM ESTATE

     Loan receivable from estate represents uncollateralized advances made to the estate of the majority shareholder (the Estate of Richard Pick), bears interest at 7.7% and was due upon the earlier of the sale of sufficient estate assets to liquidate the related note, or February 28, 2000. On March 16, 2000, the Company received full payment from the Estate of Richard Pick for the outstanding note receivable.


4. NOTES RECEIVABLE

     Notes receivable generally consists of an unsecured note receivable from an independent entity, bearing interest payable quarterly at 6% principal due in full April 2002.


5. LINE OF CREDIT

     The Company has a $700,000 revolving line of credit with a bank which matures August 28, 2000 Borrowings bear interest at the bank's prime lending rate plus 1.25% (10% at February 29, 2000) are collateralized by substantially all tangible assets of the Company. The credit agreement contains various covenants, including those that require the Company to maintain certain liquidity ratios and tangible net worth. As of February 29, 2000, the Company was either in compliance with the terms of the covenant or had obtained applicable waivers.


6. LONG-TERM DEBT

     Long-term debt consists of the following at February 29, 2000 and February 28, 1999:




                                                                           2000          1999
                                                                        ----------   ------------
15.5% to 17.5% term loan collateralized by motor vehicles, principal and interest is payable in monthly installments of $1,068 through
 December 2004 ......................................................    $ 45,250     $      --
13.275% term loan collateralized by computer equipment, principal and interest payable in monthly installments of $1,077 through
 June 10, 2000 ......................................................       3,316        14,951
                                                                         --------     ---------
                                                                           48,566        14,951
Less current portion ................................................      (8,608)      (14,951)
                                                                         --------     ---------
   Total long-term debt .............................................    $ 39,958     $      --
                                                                         ========     =========

     The following are annual maturities of long-term debt:


Year ending February 29:
--------------------------
  2001 ...................    $ 8,608
  2002 ...................      9,050
  2003 ...................      9,050
  2004 ...................      9,050
  2005 ...................     12,808
                              -------
                              $48,566
                              =======

                      PICK SYSTEMS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED FEBRUARY 29, 2000 AND
                         FEBRUARY 28, 1999--(Continued)

7. INCOME TAXES
     The provision for income taxes consists of the following for the years ended February 29, 2000 and February 28, 1999:




                                                          2000            1999
                                                     --------------   ------------
         Current
          Federal ................................     $ (257,184)     $   7,405
          State ..................................        (30,203)       (23,734)
          Foreign ................................         63,704         56,383
                                                       ----------      ---------
                                                         (233,683)        40,054
         Deferred:
          Federal ................................        (94,799)       308,402
          State ..................................       (156,061)        68,362
                                                       ----------      ---------
                                                         (250,860)       376,764
         Increase in valuation allowance .........        870,581        230,086
                                                       ----------      ---------
                                                          619,721        606,850
                                                       ----------      ---------
         Income tax provision ....................     $  369,038      $ 646,904
                                                       ==========      =========

     A reconciliation of the provision (benefit) for income taxes to the amount of income tax expense that would result from applying the federal statutory rate of 35% to income before provision for income taxes is as follows:




                                                                 2000            1999
                                                            --------------   -----------
Income tax (benefit) expense at statutory rate ..........     $ (536,588)     $ 229,992
State tax expense, net of federal benefit ...............       (212,534)       (17,274)
Meals and entertainment .................................         21,331         19,936
Nondeductible foreign losses ............................        337,023        220,806
Increase in valuation allowances ........................        870,581        230,086
Other ...................................................        (83,775)       (36,642)
                                                              ----------      ---------
                                                              $  396,038      $ 646,904
                                                              ==========      =========

                      PICK SYSTEMS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED FEBRUARY 29, 2000 AND
                         FEBRUARY 28, 1999--(Continued)

     Temporary differences which give rise to deferred tax assets at February 28, 2000 and February 29, 1999, are as follow:




                                                  2000          1999
                                               ----------   ------------
Current:
   State taxes .............................    $    816      $ (3,716)
   Accrued vacation ........................     158,801       141,658
   Allowance for doubtful accounts .........     160,280        51,542
   Accrued litigation ......................                    16,540
   Other ...................................      97,600
                                                --------
                                                 417,497       206,024


                                                     2000             1999
                                               ---------------   -------------
Long term:
   State taxes .............................    $        --       $  (32,007)
   Tax credits .............................         735,815         388,101
   Net operating loss carryforward .........         159,799         514,690
   Depreciation and amortization ...........         (59,299)        (72,690)
   Other ...................................           1,270             102
                                                ------------      ----------
                                                     837,584         798,196
                                                ------------      ----------
                                                   1,255,081       1,004,220
   Valuation allowance .....................      (1,255,081)       (384,500)
                                                ------------      ----------
   Net deferred tax asset ..................    $        --       $  619,720
                                                ============      ==========

     The Company has net operating loss carryforwards of approximately $248,000 and $1,135,000 for federal and California, respectively. The federal and California net operating loss carryforwards will begin to expire in the fiscal years ending 2014 and 2004, respectively. During the year ended February 29, 2000, the Company's determined that a valuation allowance for the entire deferred tax asset is required.


8. LITIGATION

     The Company is a defendant in various legal actions arising in the normal course of business, the outcome of which, in the opinion of management, neither individually nor in the aggregate will result in a material adverse effect on the Company's consolidated financial statements.


9. COMMITMENTS AND CONTINGENCIES

     The Company leased certain office equipment and office facilities under noncancelable operating leases which expire at various dates. Rent expenses on leased premises and equipment for the years ended February 29, 2000 and February 28, 1999 was $249,031 and $247,413, respectively.

                      PICK SYSTEMS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED FEBRUARY 29, 2000 AND
                         FEBRUARY 28, 1999--(Continued)

     Future minimum lease payments under noncancelable operating and facility leases are as follows at February 28, 2000:



         2001 ........................................    $ 89,549
         2002 ........................................      43,099
         2003 ........................................      24,889
         2003 ........................................       1,911
                                                          --------
         Total Future minimum lease payments .........    $159,448
                                                          ========

10. RELATED-PARTY TRANSACTIONS

     The Company rents its principal office facilities from the Estate of Richard Pick on a month-to-month basis at $11,835 per month. The Company is also responsible for the real estate taxes, utilities, insurance and maintenance of the property. Rent expense under the lease was $142,020 for the years ended February 29, 2000 and February 28, 1999.


11. RETIREMENT PLAN

     The Company has a qualified 401(k) plan (the Plan). Employees may elect to participate in the Plan the first month following their one-year anniversary. Participating employees may contribute 2% to 15% of their salary, not to exceed an annual dollar limitation as defined and the Company matches 100% of employee contributions. The Company's contributions for the years ended February 29, 2000 and February 28, 1999, were $90,832, respectively.


12. SUBSEQUENT EVENT

     On March 16, 2000, the Estate of Richard Pick entered into a definitive share purchase agreement (the Agreement) with PickAx, Inc. (the Purchaser). Terms of the Agreement provided for the Estate of Richard Pick to receive $19,500,000 from the Purchaser in exchange for 1,050,000 shares of the Company's common stock then held by the Estate of Richard Pick. The shares sold represented approximately 97% of the outstanding shares of the Company, which will continue its business operations as a majority owned subsidiary of the Purchaser.


                                  * * * * * *

PICKAX, INC/PICK SYSTEMS INC.


CONSOLIDATED BALANCE SHEETS
UNAUDITED (THOUSANDS)
--------------------------------------------------------------------------------

                                                        PickAx, Inc     Pick Systems, Inc.
                                                          8/31/00            8/31/99
                                                       -------------   -------------------
                                                        (Unaudited)        (Unaudited)
ASSETS
CURRENT ASSETS
   Cash & Cash Equivalents .........................     $    779           $  1,145
   Accounts Receivable, net of allow. ..............        2,746              3,078
   Inventory .......................................           28                 37
   Prepaid Expenses ................................          384                109
                                                         --------           --------
   Total Current Assets ............................        3,937              4,369
   Property and Equipment ..........................
   Property & Equipment (Cost) .....................        4,142              3,982
   Accumulated Depreciation ........................       (3,628)            (3,444)
                                                         --------           --------
     Total Property and Equipment ..................          514                538
Other Assets
   Goodwill ........................................       24,888
   Accumulated Amortization of Goodwill ............         (937)
   Notes Receivable and Deposits ...................          228                189
   Loan Receivable from Estate .....................          --               2,270
   Deposits ........................................                              13
   Deferred Income Taxes ...........................          --                 620
                                                         --------           --------
     Total Assets ..................................     $ 28,630           $  7,999
                                                         ========           ========

LIABILITIES AND CAPITAL
CURRENT LIABILITIES
   Accounts Payable ................................     $  1,947           $    526
   Accrued Liabilites ..............................        7,068              1,449
   Deferred Revenue ................................        4,306              3,294
   Note Payable -- Bank ............................          700                526
   Other Debt ......................................           45
   Convertible Debenture ...........................       17,300
                                                         --------
     Total Current Liabilities .....................       31,366              5,795
                                                         --------           --------
     Total Liabilities .............................     $ 31,366           $  5,795
Capital
   Common Stock ....................................     $    380           $    984
   Additional Paid-in Capital ......................        1,498
   Foreign Currency Translation Gains/Loss .........         (232)                37
   Retained Earnings (deficit) .....................       (4,382)             1,183
                                                         --------           --------
     Total Capital .................................       (2,736)             2,204
                                                         --------           --------
     Total Liabilities & Capital ...................     $ 28,630           $  7,999
                                                         ========           ========

PICKAX, INC/PICK SYSTEMS INC.



CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
UNAUDITED (THOUSANDS)
--------------------------------------------------------------------------------

                                      PickAX, Inc.       Pick Systems, Inc.
                                    six months ended      six months ended
                                         8/31/00              8/31/99
                                   ------------------   -------------------
                                       (Unaudited)          (Unaudited)
Net Revenues ...................        $  7,102              $8,867
Cost of Sales ..................             496                 362
                                        --------              ------
Gross Profit ...................           6,606               8,505
Operating Expenses .............           9,885               7,967
                                        --------              ------
Income (loss) from ops .........          (3,279)                538
Net Interest Expense ...........            (834)                (49)
Other inc (exp) ................             (89)                (64)
                                        --------              ------
Income Before Tax ..............          (4,202)                425
Income Tax .....................               0                (374)
                                        --------              ------
Net Income (Loss) ..............        $ (4,202)             $   51
                                        ========              ======

SELECTED HISTORICAL FINANCIAL DATA OF PICKAX, INC. AND
PICK SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS
(ALL AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                    Pick                             Pick
                                                PickAx, Inc.   Systems, Inc.    PickAx, Inc.    Systems, Inc.
                                                   2/29/00        2/29/00          3/16/00         3/16/00
                                               -------------- --------------- ---------------- ---------------
                                                 (unaudited)    (unaudited)      (unaudited)     (unaudited)
Assets:
Cash &
 equivalents .................................    $   559        $     755       $  17,500        $     365
Accounts Rec. ................................                       2,636                            2,621
Inventory ....................................                          48                               48
Prepaid
 expenses ....................................         28              196              72              316
Deposits .....................................                          --           2,200 (2)          128
                                                                 ---------       ---------        ---------
Total Current Assets .........................        587            3,635          19,772            3,478
Fixed Assets (Cost) ..........................          2            3,771               2            4,072
Less accum. depr. ............................                      (3,227)                          (3,547)
                                                                 ---------                        ---------
Net Fixed
 Assets ......................................          2              544               2              525
Goodwill .....................................
Accumulated Amortization of Goodwill .........
Notes receivable .............................                         340                              185
Deposits .....................................                           6                               23
Loan Receivable from shareholder .............                       2,596                            2,612
                                                                 ---------                        ---------
Total Assets .................................    $   589        $   7,121       $  19,774        $   6,823
                                                  =======        =========       =========        =========
Liabilities:
Accounts payable .............................    $    50        $   1,051       $      50        $     987
Accrued liabilities ..........................                       1,570                            1,955
Deferred revenue .............................                       3,703                            3,400
Notes payable ................................        104              509          17,300              491
                                                  -------        ---------       ---------        ---------
 Total Current Liabilities ...................        154            6,833          17,350            6,833
 Total Liabilities ...........................        154            6,833          17,350            6,833
Stockholders' Equity:
Capital Stock ................................        615              984           2,615              984
Retained Earnings ............................       (180)            (696)           (191)            (994)
                                                  -------        ---------       ---------        ---------
 Total Stockholders' Equity ..................        435              288           2,424              (10)
                                                  -------        ---------       ---------        ---------
Total Liabilities & Stockholders' Equity .....    $   589        $   7,121       $  19,774        $   6,823
                                                  =======        =========       =========        =========



                                                                                       PickAx, Inc.   PickAx, Inc.
                                                   Combined          Acquisition       Consolidated   Consolidated
                                                    3/16/00          Adjustments          3/16/00       8/31/00
                                               ---------------- --------------------- -------------- -------------
                                                  (unaudited)        (unaudited)        (unaudited)   (unaudited)
Assets:
Cash &
 equivalents .................................   $   17,865         $   (14,688) (1)     $  3,177      $    779
Accounts Rec. ................................        2,621                                 2,621         2,746
Inventory ....................................           48                                    48            28
Prepaid
 expenses ....................................          388                                   388           384
Deposits .....................................        2,328 (2)          (2,200) (2)          128            --
                                                 ----------         -----------          --------      --------
Total Current Assets .........................       23,250             (16,888)            6,362         3,937
Fixed Assets (Cost) ..........................        4,074                                 4,074         4,142
Less accum. depr. ............................       (3,547)                               (3,547)       (3,628)
                                                 ----------                              --------      --------
Net Fixed
 Assets ......................................          527                  --               527           514
Goodwill .....................................             (4)           19,537            19,537        24,888
Accumulated Amortization of Goodwill .........                                                             (937)
Notes receivable .............................          185                                   185           189
Deposits .....................................           23                                    23            39
Loan Receivable from shareholder .............        2,612 (3)          (2,612)               --
                                                 ----------         -----------          --------
Total Assets .................................   $   26,597                  37          $ 26,634      $ 28,630
                                                 ==========         ===========          ========      ========
Liabilities:
Accounts payable .............................   $    1,037                              $  1,037      $  1,947
Accrued liabilities ..........................        1,955                                 1,955         3,819
Deferred revenue .............................        3,400                                 3,400         4,300
Notes payable ................................       17,791                                17,791        21,300
                                                 ----------                              --------      --------
 Total Current Liabilities ...................       24,183                  --            24,183        31,366
 Total Liabilities ...........................       24,183                  --            24,183        31,366
Stockholders' Equity:
Capital Stock ................................        3,599 (5)            (984)            2,615         1,878
Retained Earnings ............................       (1,185)(5)           1,021              (164)       (4,614)
                                                 ----------         -----------          --------      --------
 Total Stockholders' Equity ..................        2,414                  37             2,451        (2,736)
                                                 ----------         -----------          --------      --------
Total Liabilities & Stockholders' Equity .....   $   26,597         $        37          $ 26,634      $ 28,630
                                                 ==========         ===========          ========      ========

------------
(1) Amount represents the net cash paid to shareholders of Pick Systems, Inc. by PickAx, Inc. comprised of $19,500 less deposits previously provided as consideration of $2,200 and net of prior shareholder loans of $2,612.

(2) Amount of deposit required by the Probate Court--State of California prior to the sale of the stock of Pick Systems, Inc. as determined by the Court.

(3) Cumulative balance of loans extended to the Estate of Richard Pick prior to the consummation of the transaction

(4) Consideration paid for the capital stock of Pick Systems, Inc. net of $37, the fair value of assets acquired on March 16, 2000

(5) Elimination of prior shareholders' equity of Pick Systems, Inc. as of March 16, 2000.

PICKAX, INC/PICK SYSTEMS INC.


CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 AND 2000 (THOUSANDS)
--------------------------------------------------------------------------------

                                                               Pick Systems                 PickAX, Inc.
                                                                 Condensed                   Condensed
                                                         Statements of Changes in     Statements of Changes in
                                                               Cash Position               Cash Position
                                                          6 Months Ending 8/31/99     6 months Ending 8/31/00
                                                        --------------------------   -------------------------
                                                                (Unaudited)                 (Unaudited)
Cash Flow from Operating Activites
   Net Income (loss) ................................             $   51                     ($  4,202)
   Adjustments to reconcile net income (loss) to
    net cash provided by
    operating expenses
     Depreciation & Amoritization ...................                118                         1,018
     Net change in operating assets
       and liabilities ..............................
     Cost of financing ..............................                                           (1,101)
     Accounts receivable ............................                409                        (2,746)
     Inventories ....................................                 16                           (28)
     Prepaid expenses ...............................                (31)                          142
     Deposits .......................................                  0                          (253)
     Notes receivable & advances ....................                104                          (189)
     Accouts payable ................................               (318)                        1,897
     Accrued liabilities ............................                240                         3,068
     Deferred revenue ...............................                335                         4,306
                                                                  ------                      --------
Net cash provided by operating activities ...........                924                         1,628
                                                                  ------                      --------
Cash Flows from investing activites
   Purchase of assets ...............................               (107)                      (24,637)
   Costs of acquisition .............................                  0                          (844)
                                                                  ------                      --------
Net cash used in investing activities ...............               (107)                      (25,481)
Cash Flows from financing activities ................
   Proceeds form debt, net ..........................               (174)                       21,941
   Additions to loan receivable from estate .........               (148)
   Sale of Stock ....................................                  0                         2,364
                                                                  ------                      --------
Net cash used in financing activities ...............               (322)                       24,305
                                                                  ------                      --------
Foreign Exchange Losses Not Using Cash ..............                 34                          (232)
Net Increase in Cash ................................                529                           220
Cash at Beginning of Period .........................                616                           559
                                                                  ------                      --------
Cash at End of Period ...............................             $1,145                      $    779
                                                                  ======                      ========

SELECTED HISTORICAL FINANCIAL DATA OF PICKAX, INC. AND
PICK SYSTEMS, INC.

UNAUDITED STATEMENTS OF OPERATIONS
(ALL AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                                         PickAx, Inc. &
                                                                                       PickAx, Inc.    Pick Systems, Inc.
                               PickAx, Inc.    Pick Systems, Inc.    PickAx, Inc.      Consolidated       Consolidated
                              7 Months Ended     3/1/00 through     3/1/00 through   3/17/00 through    Six Months Ended
                                  2/29/00            3/16/00            3/16/00          8/31/00            8/31/00
                             ---------------- -------------------- ---------------- ----------------- -------------------
                                (unaudited)        (unaudited)        (unaudited)      (unaudited)        (unaudited)
Net Sales ..................      $  --              $ 507              $ --            $  7,102           $  7,609
Cost of goods sold .........         --                 43                --                 496                539
                                  ------             -----              -----           --------           --------
Gross profit ...............         --                464                --               6,606              7,070
Selling, general and
 administrative
 expenses, including
 amortization ..............        (181)              761                 12              9,873             10,646
                                  ------             -----              -----           --------           --------
Operating loss .............        (181)             (297)               (12)            (3,267)            (3,576)
Interest Expense ...........                                                                 834                834
Other expense
 (income) ..................           1                  (1)               1                 90                 90
Income tax expense .........         --                --                 --                 --                 --
                                  ------             -------            -----           --------           --------
Net income (loss) ..........      $ (180)            $(298)             $ (11)          $ (4,191)          $ (4,500)
                                  ======             =======            =====           ========           ========

                         PICKAX, INC. AND SUBSIDIARIES
       NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                          AND STATEMENTS OF OPERATIONS

1. The   unaudited   financial   information   furnished   herein  reflects  all
    adjustments,  consisting  only  of  normal  recurring  items,  which  in the opinion of management are necessary to fairly state the Company's financial position. These financial statements should be read in conjunction with Pick Systems, Inc. audited financial statements for the fiscal year ended February 29, 2000. The results of operations for the period ended May 31, 2000 are not necessarily indicative of results to be expected for any other interim period or the fiscal year ending March 31, 2000. The Company anticipates conforming its fiscal year to that of its proposed acquiror Omnis Technology Corporation. Further information regarding the proposed transaction is contained in the proxy statement.

2. The Statements of Financial Position included herein present the financial position of PickAx, Inc. as of February 29, 2000 and August 31, 2000. The Statements of Operations included herein reflect the operations of PickAx, Inc. from March 1, 2000 through March 16, 2000 and the combined operations of PickAx, Inc. including the results of combined operations of Pick Systems, Inc. together with PickAx, Inc. including the results of combined operations of Pick Systems, Inc. together with PickAx, Inc. for the period March 17, 2000 through August 31, 2000. PickAx, Inc. acquired substantially all of the common stock of Pick Systems, Inc. on March 16, 2000.

3. George Olenik, the former President, of Pick Systems, Inc. has claimed a letter contract that demands both severance pay and a commission on the sale of Pick Systems, Inc. were due him upon his resignation as part of the sale of Pick Systems, Inc. to PickAx, Inc. The letter was presented as part of the probate court proceedings under which PickAx, Inc. bought Pick Systems, Inc. Dennis Tvelia, former Chief Financial Officer of Pick
    Systems, Inc., has claimed that he had been promised an employment contract with severance pay provisions by certain members of the prior Board of Directors. PickAX, Inc. does not believe that it has an obligation to either party, and that these claims are without merit and will not have a material deleterious financial statement impact.

4. Defined Benefit Plan: Richard A. Pick established a defined benefit for the employees and then ended the plan prior to his death with the establishment of a 401K plan. The paperwork to end the plan was not properly completed. The prior management of the company retained counsel to reach a settlement with the Internal Revenue Service to end the plan. The settlement appears about complete and there are sufficient assets in the plan to terminate it without material effect to the Company's financial statements.

5. Park Applications Computer Engineering Ltd. A contract with Park Applications Computer Engineering, Ltd., a UK Limited Company, ("PACE") for the use of the Edge Business Framework and software component library was terminated due to misrepresentations on the part of PACE regarding the reliability of the product. The contract called for payment of $1.2 M. The Company paid $320,000. All rights to the software reverted to the PACE.
    Six employees of Park had been hired in Northern Ireland to modify the software for Pick Systems, Inc. These employees were given contracts which provided for two months severance. These employees were terminated and a settlement of severance has been offered. Pick Systems, Inc. believes it acted within its legal rights and that there will not be a material financial statement impact.

6. In May, 2000, termination notices were given to the three authorized distributors of Pick Systems, Inc. products in the United States. One of the distributors so terminated has indicated that it intends to file a demand for arbitration regarding its distribution agreement with Pick Systems, Inc. The Company believes such action will not have a material effect on its financial statements or business operations.

7. On May 31, 2000 PickAx, Inc. had 100,000,000 shares of $.01 par value common stock authorized and 5,376,734 issued and outstanding. The Company also has outstanding 4,528,500 warrants to purchase common stock of the Company, 4,026,000 of the warrants have an exercise price of $1.25, were issued on March 16, 2000 and have lives of 5 years. The remaining 452,500 warrants have an exercise price of $1.50, were issued on June 15, 2000 and have lives of 5 years.

8. PickAx, Inc. has formed for the purpose of acquiring Pick Systems, Inc. and its international subsidiaries. The funds for the acquisition were raised by PickAx, Inc. The purchase price for Pick Systems, Inc. was $19,500,000 paid in three installments: (1) a deposit made on March 3, 2000, (2) a 10% payment of $1,950,000 paid on March 6, 2000 and, (3) $17,300,000 paid at closing on March 16, 2000. The acquisition was accounted for as a purchase with $19,537,000 in goodwill recorded, representing the excess of the purchase price paid over the fair value of assets required. The source of the funding of the $17,300,000 came from a short-term convertible note held by Astoria Capital Partners, LP., originally due June 14, 2000 but extended until November 30, 2000. The note bears interest at 10% and is convertible into 13,840,000 shares of PickAx, Inc. at $1.25 per share. Astoria Capital Partners, LP., has agreed to convert this convertible note into a non-convertible 2 year term note at the close of the proposed transactions and as disclosed elsewhere in this Proxy Statement.

                                 APPENDICES





Appendix A ......... Agreement and Plan of Merger
Appendix B ......... Voting Agreement
Appendix C ......... Registration Rights Agreement
Appendix D ......... Omnis Note and Warrant Purchase Agreement
Appendix E ......... Omnis Promissory Note
Appendix F ......... Astoria Warrant
Appendix G ......... Alliant Fairness Opinion
Appendix H ......... Opinion of Greenberg Traurig to Pick
Appendix I ......... Opinion of Morrison & Foerster LLP to Omnis
Appendix J ......... Investment Representation Statement

                                                                     Appendix A






================================================================================

                         AGREEMENT AND PLAN OF MERGER


                                 by and among


                         Omnis Technology Corporation,
                            a Delaware corporation


                           Raining Merger Sub, Inc.,
                            a Delaware corporation


                                 PickAx, Inc.
                            a Delaware corporation

                                      and

                      The Named PickAx, Inc. Stockholder



                          Dated as of August 23, 2000



================================================================================

                         AGREEMENT AND PLAN OF MERGER

                               TABLE OF CONTENTS




                                                                                        Page
                                                                                       -----
1.   The Merger; Effective Time ....................................................     1
     1.1  The Merger ...............................................................     1
     1.2  Effective Time of the Merger .............................................     2
2.   The Surviving Corporation .....................................................     2
     2.1  Certificate of Incorporation .............................................     2
     2.2  Bylaws ...................................................................     2
     2.3  Directors and Officers ...................................................     2
3.   Treatment of Shares ...........................................................     2
     3.1  Exchange of Shares; Holdback Shares ......................................     2
     3.2  Mechanics of Exchange ....................................................     6
     3.3  No Further Rights in Stock ...............................................     7
     3.4  Closing ..................................................................     7
     3.5  Supplementary Action .....................................................     7
     3.6  Appraisal Rights; Dissenting Shares ......................................     7
4.   Closing Conditions ............................................................     8
     4.1  Conditions Precedent to Obligations of Omnis and Merger Sub ..............     8
     4.2  Conditions Precedent to Obligations of PickAx and the Named
     PickAx Stockholder ............................................................    10
5.   Representations and Warranties of PickAx and the Named PickAx Stockholder .....    12
     5.1  Organization, Good Standing, Qualification ...............................    12
     5.2  Certificate of Incorporation and Bylaws; Records .........................    12
     5.3  Capitalization ...........................................................    12
     5.4  Authority; Binding Nature of Agreements ..................................    14
     5.5  Non-Contravention; Consents ..............................................    14
     5.6  Intellectual Property ....................................................    15
     5.7  Proceedings; Orders ......................................................    16
     5.8  Financial Statements .....................................................    17
     5.9  Title to Assets ..........................................................    17
     5.10 Contracts ................................................................    18
     5.11 Employees ................................................................    18
     5.12 Compliance with Legal Requirements .......................................    19
     5.13 Governmental Authorizations ..............................................    20
     5.14 Tax Matters ..............................................................    20
     5.15 Securities Laws Compliance; Registration Rights ..........................    21
     5.16 [Reserved] ...............................................................    21
     5.17 Environmental Compliance .................................................    21
     5.18 Insurance ................................................................    21
     5.19 Related Party Interests or Transactions ..................................    22
     5.20 Absence of Changes .......................................................    22
     5.21 The Named PickAx Stockholder; Investment Intent and Restrictions .........    24
     5.22 Powers of Attorney .......................................................    26

                                                                                        Page
                                                                                       -----
      5.23 Benefit Plans; ERISA ....................................................    26
      5.24 Knowledge ...............................................................    28
      5.25 Full Disclosure .........................................................    28
      5.26 No Brokers' and Finders' Fees ...........................................    28
      5.27 Effective Dates .........................................................    29
6.    Representations and Warranties of Omnis and Merger Sub .......................    29
      6.1  Organization, Good Standing, Authority; Binding Nature of Agreement .....    29
      6.2  [Reserved] ..............................................................    29
      6.3  Omnis Stock .............................................................    29
      6.4  Authority; Binding Nature of Agreements .................................    29
      6.5  Non-Contravention; Consents .............................................    30
      6.6  [Reserved] ..............................................................    30
      6.7  Reports and Financial Statements; Absence of Certain Changes ............    30
      6.8  Compliance with Applicable Law ..........................................    31
      6.9  Complete Copies of Requested Reports ....................................    31
      6.10 Full Disclosure .........................................................    31
      6.11 Contracts ...............................................................    31
      6.12 Effective Dates .........................................................    32
7.    Pre-Closing Covenants of PickAx and the Named PickAx Stockholder .............    32
      7.1  Corporate Proceedings; Stockholder Approval .............................    32
      7.2  Access and Investigation ................................................    32
      7.3  Operation of Business ...................................................    32
      7.4  Filings and Consents ....................................................    33
      7.5  Notification; Updates to Disclosure Schedule ............................    34
      7.6  No Plan Amendments. During the Pre-Closing Period, PickAx shall not amend or modify or cause the amendment or modification of the terms
      of any Plan ..................................................................    34
      7.7  Best Efforts ............................................................    34
      7.8  No Insider Trading ......................................................    35
8.    Pre-Closing Covenants of Omnis and Merger Sub ................................    35
      8.1  Corporate Proceedings ...................................................    35
      8.2  Access and Investigation ................................................    35
      8.3  Filings and Consents ....................................................    35
      8.4  Notification ............................................................    36
      8.5  Best Efforts ............................................................    36
9.    Other Agreements .............................................................    36
      9.1  Registration of PickAx Options ..........................................    36
      9.2  Change of Names, Ticker Symbol and Address ..............................    36
      9.3  Confidentiality .........................................................    37
      9.4  Public Disclosure .......................................................    37
      9.5  No Inconsistent Action ..................................................    37
      9.6  Restrictive Legend ......................................................    37
      9.7  Certain Tax and Other Matters ...........................................    37
10.   Termination ..................................................................    38
      10.1 Termination Events ......................................................    38

                                                                                 Page
                                                                                -----
      10.2 Termination Procedures ...........................................    39
      10.3 Effect of Termination ............................................    39
      10.4 Exclusivity of Termination Rights ................................    39
11.   Survival; Pledge of Shares and Security Interest ......................    39
      11.1 Survival of Representations and Covenants ........................    39
      11.2 Pledge of Holdback Shares; Indemnity; Security Interest ..........    40
12.   Miscellaneous .........................................................    42
      12.1 Further Assurances ...............................................    42
      12.2 Fees and Expenses ................................................    42
      12.3 Attorneys' Fees ..................................................    42
      12.4 Other Taxes ......................................................    42
      12.5 Governing Law ....................................................    42
      12.6 Successors and Assigns ...........................................    42
      12.7 Entire Agreement .................................................    43
      12.8 Severability .....................................................    43
      12.9 Amendments .......................................................    43
      12.10 Notices .........................................................    43
      12.11 Publicity and Use of Confidential Information ...................    44
      12.12 Counterparts ....................................................    44
      12.13 Delays or Omissions; Waivers ....................................    44
      12.14 Remedies Cumulative; Specific Performance .......................    44
      12.15 Headings ........................................................    45
      12.16 Construction ....................................................    45

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of August 23, 2000 ("Agreement Date"), by and among OMNIS TECHNOLOGY CORPORATION, a Delaware corporation ("Omnis"), RAINING MERGER SUB, INC., a Delaware corporation and a wholly-owned subsidiary of Omnis ("Merger Sub"), PICKAX, INC., a Delaware corporation ("PickAx"), and GILBERT FIGUEROA (the "Named PickAx Stockholder"). Certain capitalized terms in this Agreement are defined in Exhibit A.


                                   RECITALS

A. The Board of Directors of Omnis and PickAx and the sole director of Merger Sub have determined that it is in the best interests of their respective stockholders for Omnis to acquire PickAx by the merger of Merger Sub with and into PickAx upon the terms, and subject to the conditions, set forth herein as a reverse triangular merger (the "Merger").

B.   Merger Sub is a wholly-owned subsidiary of Omnis.

C. For federal income tax purposes, it is intended that the Merger constitute a "reorganization" within the meaning of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each of Omnis, Merger Sub and PickAx be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Merger.


                                   AGREEMENT

     Omnis, Merger Sub, PickAx and the Named PickAx Stockholder, intending to be legally bound, agree as follows:


1. The Merger; Effective Time.

     1.1  The Merger.

     Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2 hereof), Merger Sub shall be merged with and into PickAx, and PickAx shall be the surviving corporation in such Merger, and the separate existence of Merger Sub shall thereupon cease. PickAx as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

     The Merger shall have the effects set forth in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time the Surviving Corporation
(i) shall be subject to all actions previously taken by each of the Board of Directors of Merger Sub and PickAx as herein further provided, and (ii) shall retain or succeed to without other transfer and shall possess all of the assets, rights, powers and property as constituted immediately prior to the Effective Time of each of PickAx and Merger Sub, all as more fully provided under the applicable provisions of the Delaware General Corporation Law.

     1.2 Effective Time of the Merger.

     The Merger shall become effective upon the completion of the filing of a properly executed Certificate of Merger with the Secretary of State of the State of Delaware, which filing shall be made as soon as practicable after the Closing of the Transactions. When used in this Agreement, the term "Effective Time" with respect to the Merger shall mean the date and time at which such Certificate of Merger has been accepted for filing by the Secretary of State of Delaware.

2. The Surviving Corporation.

     2.1 Certificate of Incorporation.

     The Certificate of Incorporation of PickAx as in effect immediately prior to the Effective Time shall be at the Effective Time the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

     2.2 Bylaws.

     The  Bylaws  of  PickAx,  as  in  effect immediately prior to the Effective
Time, shall be at the Effective Time the Bylaws of the Surviving Corporation until thereafter amended as provided by law.

     2.3 Directors and Officers.

       (a) The initial directors of the Surviving Corporation shall be the director or directors of PickAx as of the Effective Time, until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law. The initial officers of the Surviving Corporation shall be the officers of PickAx immediately prior to the Effective Time, until their respective successors are duly appointed in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

       (b) Immediately prior to the Effective Time, Philip Barrett and James Dorst shall resign as directors of Omnis effective as of the Effective Time and the remaining directors of Omnis shall appoint Brian Sparks and Gilbert Figueroa as successors thereto effective as of the Effective Time. The directors of Omnis at the Effective Time shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of Omnis, or as otherwise provided by law.

       (c) Immediately prior to the Effective Time, Philip Barrett, Gwyneth Gibbs and Geoffrey Wagner shall resign as officers of Omnis effective as of the Effective Time and the Board of Directors of Omnis shall appoint the following persons to the offices set forth opposite their names, which officers shall hold office as officers of Omnis from the Effective Time subject to the pleasure of the Board and to any express written contractual rights between Omnis and each of such persons:




Name                                          Title
---------------------   -------------------------------------------------
  Bryce Burns           Chairman of the Board of Directors
  Gilbert Figueroa      Chief Executive Officer and President
  Richard Lauer         Chief Operating Officer and Vice President
  Scott Anderson        Vice President, Finance; Treasurer and Secretary
  Mario Barrenechea     Vice President
  Timothy Holland       Vice President
  Gwyneth Gibbs         President, Omnis Technology Division

3. Treatment of Shares.

     3.1 Exchange of Shares; Holdback Shares.

     At the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, subject to the other terms and conditions hereof:

  (a) Outstanding Omnis Capital Stock.. The shares of Omnis capital stock which shall be outstanding immediately prior to the Effective Time of the Merger shall remain outstanding and shall not be affected by the Merger.

  (b) Exchange Ratio. Subject to Sections 3.1(c) and 3.2 hereof, each share of common stock, $0.01 par value per share, of PickAx (the "PickAx Common Stock") issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the fraction of a share of Common Stock of Omnis, $0.10 par value per share (the "Omnis Common Stock") determined pursuant to the following formula ("Exchange Ratio"):

       The greater of:

    (i) (39,700,000 / the average bid closing price of Omnis Common Stock during the twenty (20) trading days prior to the two trading days prior to the Agreement Date (the "Average Omnis Stock Price")), divided by the Fully Diluted PickAx Shares; or

    (ii) 0.5 multiplied by (13,176,000/Fully Diluted PickAx Shares).

Fractional shares of Omnis Common Stock determined under the foregoing Exchange Ratio shall be aggregated as to each PickAx Stockholder to determine the total number of shares of Omnis Common Stock issuable to such Stockholder hereunder. Each share of PickAx Common Stock held by or for PickAx or owned by or for Omnis or held or owned by or for any direct or indirect subsidiary of PickAx or of Omnis immediately prior to the Effective Time shall be canceled and extinguished without any payment of consideration therefor or any conversion thereof.

  (c) Holdback Shares. The maximum number of shares of Omnis Common Stock into which PickAx Common Stock is exchangeable pursuant to Section 3.1(b) above shall be referred to herein as the "Maximum Shares". Ninety percent (90%) of the Maximum Shares shall be issued to the PickAx stockholders as of the Effective Time pursuant to Section 3.1(g) hereof (the "Closing Shares"). With respect to the remaining ten percent (10%) of the Maximum Shares (the "Holdback Shares"), such shares shall be issued to the PickAx stockholders as follows:

    (i) The Holdback Shares shall be issued in the respective names of the PickAx stockholders pursuant to Section 3.1(b) hereof and delivered to Union Bank of California, N.A. (the "Escrow Agent") at 475 Sansome Street, 12th Floor, San Francisco, California 94111, Attention Corporate Trust Department. The parties agree that the Holdback Shares shall be held in escrow until release of such shares is authorized by the Board of Directors of Omnis pursuant to the terms hereof.

    (ii) The combined gross revenues of Omnis and the Surviving Corporation, on a consolidated basis, for the period (the "Earn Out Measurement Period") beginning on the first day of the first full month after the Effective Time and ending on the first anniversary of such date (the "Earn Out Date") are referred to herein as the "Earn Out Revenues." All Earn Out Revenues shall be computed pursuant to GAAP applied on a consistent basis.

    (iii) If the Earn Out Revenues during or for the Earn Out Measurement Period are at least Twenty Five Million Dollars ($25,000,000) (the "Target Earn Out"), the Board of Directors of Omnis shall provide written instructions to its escrow agent to transfer to the PickAx stockholders the certificates for all of the Holdback Shares, within thirty (30) days after the date on which the Earn Out Revenues first equal (or exceed) the Target Earn Out and subject to
Section 3.2 hereof.

    (iv) If the Earn Out Revenues for the Earn Out Measurement Period are less than Twenty Two Million Five Hundred Thousand Dollars ($22,500,000) (the "Minimum Earn Out"), the Holdback Shares shall be cancelled as of the Earn Out Date by virtue of this Agreement and without any further action on the part of Omnis or any other party and all of the shares of Common Stock represented by the Holdback Shares thereupon shall be eligible for reissuance by Omnis.

    (v) If the Earn Out Revenues are greater than the Minimum Earn Out and less than the Target Earn Out for the Earn Out Measurement Period, Omnis shall (A) provide written instructions to its escrow agent to transfer to the PickAx stockholders within thirty (30) days after the Earn Out Date certificates for the number of the Holdback Shares computed using the following formula, subject to Section 3.2 hereof:

         X =  ((A / B) x C) - D

Where:   X =  The aggregate number of Holdback Shares to be issued to the
              PickAx stockholders,

         A =  The Earn Out Revenues,

         B =  The Target Earn Out,

         C =  The Maximum Shares, and

         D =  The total number of the Closing Shares;

and (B) the portion of the Holdback Shares not issued or issuable to the PickAx stockholders pursuant to the preceding clause (A) shall be cancelled as of the Earn Out Date by virtue of this Agreement and without any further action on the part of Omnis or any other party and all of the shares of Common Stock represented by such Holdback Shares thereupon shall be eligible for reissuance by Omnis. In such event Omnis shall promptly notify each of the PickAx stockholders in writing at their last address known to Omnis (a "Cancellation Notice") of such cancellation of such Holdback Shares hereunder.

      (vi) Notwithstanding any of the foregoing provisions to the contrary, all of the Holdback Shares shall be security for and none of the Holdback Shares shall be transferred to any of the PickAx stockholders until the discharge of the rights and obligations of the PickAx stockholders and Omnis as expressly provided by Section 11.2 hereof; and in the event of any conflict the provisions of Section 11.2 shall be controlling.

    (d)  PickAx  Options.  At  the  Effective Time, all PickAx Options listed in
Schedule III hereto shall be assumed by Omnis in accordance with the following provisions:

      (i) At the Effective Time, each such PickAx Option, whether vested or unvested, shall be, in connection with the Merger, assumed by Omnis. Each PickAx Option so assumed by Omnis under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the PickAx 2000 Stock Plan (the "Option Plan") and/or as provided in the respective option agreements governing such PickAx Option immediately prior to the Effective Time, except that (A) such PickAx Option shall be exercisable for that number of whole shares of Omnis Common Stock equal to the product of the number of shares of Common Stock that were issuable upon exercise of such PickAx Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of the common stock of Omnis and (B) the per share exercise price for the shares of the Common Stock of Omnis issuable upon exercise of such assumed PickAx Option shall be equal to the quotient determined by dividing the exercise price per share of PickAx Common Stock at which such PickAx Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent.


      (ii) It is the intention of the parties that the PickAx Options assumed by Omnis hereunder qualify as of the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent the PickAx Options qualified as incentive stock options immediately prior to the Effective Time.

      (iii) Promptly following the Effective Time, Omnis will issue to each holder of any outstanding PickAx Option a document evidencing the foregoing assumption of such PickAx Option by Omnis.

      (iv) All PickAx Options not listed in Schedule III hereto shall not be assumed and shall terminate as of the Closing.

    (e)  PickAx  Warrants.  At the Effective Time, the PickAx Warrants listed in
Schedule I hereto shall be deemed cancelled and exchanged for similar warrants of Omnis, subject to the following provisions:

        (i) Each of such PickAx Warrants shall be exercisable for the number of whole shares of Omnis Common Stock equal to the product of the number of shares of Common Stock that were issuable upon exercise of such PickAx Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of the common stock of Omnis (the "Maximum Warrant Shares"), at the times and subject to the additional conditions set forth below:

        (A) Each of such PickAx Warrants shall be exercisable for ninety percent (90%) of the Maximum Warrant Shares at the times and subject to the additional conditions set forth in the original certificate representing such securities ("Warrant Closing Shares");

        (B) If the Earn Out Revenues are greater than or equal to the Target Earn Out, then each of such PickAx Warrants shall be exercisable for the additional ten percent (10%) of Maximum Warrant Shares (the "Holdback Warrant Shares") at the later of (1) the date on which Earn Out Revenues first equal or exceed the Target Earn Out or (2) the date set forth in the original certificate. If the Earn Out Revenues are less than the Minimum Earn Out for the Earn Out Measurement Period, then each of such PickAx Warrants shall terminate with respect to the Holdback Warrant Shares and such Warrants shall be deemed amended to such effect by virtue of this Agreement and without further action by Omnis or any other party. If the Earn Out Revenues are greater than the Minimum Earn Out and less than the Target Earn Out for the Earn Out Measurement Period, then (x) each of such PickAx Warrants shall be exercisable for the number of the Holdback Warrant Shares computed using the following formula:

         X  =  ((A / B) x C) - D

Where:   X  =  The  number  of  Holdback  Warrant  shares  for  which the PickAx
                   Warrant is exercisable,

         A  =  The Earn Out Revenues,

         B  =  The Target Earn Out,

         C  =  The Maximum Warrant Shares,

         D  =  The total number of Warrant Closing Shares; and

and (y) any right to exercise the PickAx Warrant for the remaining portion of the Holdback Warrant Shares shall terminate with respect to such Shares and the Warrants shall be deemed amended to such effect by virtue of this Agreement and without any further action on the part of Omnis or any other party. In such event Omnis shall promptly notify each of the Warrant Holders in writing at their last address known to Omnis (also a "Cancellation Notice") of such termination of rights with respect to such remaining Holdback Warrant Shares. All PickAx Warrants not listed in Schedule I shall terminate as of the Closing.


      (ii) The per share exercise price for the shares of the Common Stock of Omnis issuable upon exercise of such PickAx Warrants shall be equal to the quotient determined by dividing the exercise price per share of PickAx Common Stock at which such PickAx Warrant was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent.

    (f) PickAx Convertible Debt. As of the Effective Time, the Astoria PickAx Convertible Debt shall be amended and superseded in its entirety by the Omnis Loan Promissory Note containing the terms and conditions and in substantially the form of Exhibit B. As of the Effective Time the holder of the Astoria PickAx Convertible Debt at the Closing ("Convertible Debt Holder") shall also be granted a warrant to purchase Five Hundred Thousand (500,000) shares of the Common Stock of Omnis at a warrant exercise price of Seven Dollars ($7.00) per share pursuant to the terms and conditions of the Astoria Warrant containing the terms and conditions and in substantially the form of Exhibit C.

    (g) Merger Sub Capital Stock. Each share of Common Stock, $0.01 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Common Stock,

$0.01 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

    (h) Fractional Shares. Notwithstanding any other provision of this Agreement, no fraction of a share of Omnis Stock shall be issued in the Merger. In lieu of fractional shares, the PickAx stockholders upon surrender of their Certificates as set forth in Section 3.2 shall be paid an amount in cash by Omnis, without interest, rounded down to the nearest cent, determined by multiplying the fractional interest to which such Stockholder would otherwise be entitled by the Average Omnis Stock Price.

    (i) Restricted Shares. The shares of Omnis Stock issued in connection with the Transactions will not be registered under the Securities Act, subject solely to the Rights Agreement. Such shares may not be transferred or resold thereafter, except in compliance with the terms of this Agreement and the other Transactional Agreements and following registration under the Securities Act or in reliance on an exemption from registration under the Securities Act.

     3.2 Mechanics of Exchange.

     At the Effective Time each PickAx Stockholder shall be entitled to surrender the certificate or certificates that immediately prior to the Effective Time represented the PickAx Stock (the "Certificates"), and which were cancelled and converted into the Omnis Stock pursuant to Section 3.1 hereof, to Omnis in exchange for a stock certificate or certificates representing such stockholder's allocable portion of Omnis Stock as herein provided. It shall be a condition of such exchange that the Certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer to Omnis.

       (j) From and after the Effective Time, there shall be no transfers on the stock transfer books of PickAx of the PickAx Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates formerly representing the PickAx Stock set forth on Schedule I attached hereto are presented to Omnis for payment or for any other purpose, they shall be cancelled and exchanged for the applicable portion of Omnis Stock in accordance with the procedures set forth in this Section.

       (k) In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of a bona fide affidavit of that fact by the PickAx Stockholder claiming such Certificate to be lost, stolen or destroyed, Omnis will issue or cause to be issued in exchange for such lost, stolen or destroyed Certificate a stock certificate or certificates representing the portion of Omnis Stock for which the shares of PickAx Stock represented by the Certificate have been exchanged in accordance with this Section 3. When authorizing such issuance in exchange therefor, Omnis may, in its discretion and as a condition precedent to the issuance thereof, require such PickAx Stockholder to give Omnis a bond in such sum as Omnis may direct as indemnity, or such other form of indemnity, as Omnis shall direct, against any claim that may be made against Omnis with respect to the Certificate alleged to have been lost, stolen or destroyed.

       (l)  Omnis  may,  at  its option, meet its obligations under this Section
3.2 through a bank or trust company selected by Omnis to act as exchange or transfer agent in connection with the Transactions.

       (m) If any stock certificate for Omnis Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall (i) pay to Omnis any transfer or other taxes required by reason of the issuance of certificates for such securities in a name other than that of the registered holder of the Certificate surrendered, or establish to the satisfaction of Omnis that such tax has been paid or is not applicable; and
(ii) provide documentary evidence satisfactory to Omnis or its counsel establishing the right of such person to have such Omnis Stock issued in such name.

       (n) Notwithstanding any contrary provision of this Agreement, neither Omnis nor any officer or director or agent or employee thereof nor other party hereto shall be liable to a holder of shares of PickAx Stock for any portion of Omnis Stock, or dividends thereon, or in accordance with Section 3.1 hereof the cash payment for any fractional interests, delivered to a public official pursuant to applicable escheat laws following the passage of time specified therein.

       (o) Each of the Exchange Agent, Omnis and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of PickAx Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

     3.3 No Further Rights in Stock.

     All cash, cash equivalents or securities received by each PickAx stockholder pursuant to this Agreement shall be deemed to have been delivered and received in full satisfaction of all rights pertaining to such PickAx stockholder's shares of PickAx Stock. At the Effective Time of the Merger, the PickAx stockholders shall cease to have any rights with respect to any of the PickAx Stock, and their sole right shall be to receive Omnis Stock (or cash for fractional shares).

     3.4 Closing.

     The closing of the Transactions (the "Closing") shall take place at the offices of PickAx, 1691 Browning, Irvine, California 92606 at 1:00 p.m., local time, on the later of (x) September 29, 2000 or (y) the second business day after the day on which all of the conditions set forth in Sections 4.1 and 4.2 hereof are satisfied or waived as reasonably certified by the respective legal counsel for PickAx and Omnis in good faith, or at such other date, time and place as the parties shall otherwise agree (the date of such Closing, the "Closing Date").

     3.5 Supplementary Action.

     If at any time after the Effective Time, any further assignments or assurances in law or any other acts or documents or instruments are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of PickAx or to vest or perfect or confirm of record in Omnis to any of the PickAx Securities, or otherwise to carry out the provisions of this Agreement, effective as of the Closing the then current officers and directors of Omnis are hereby each irrevocably appointed and authorized and empowered on behalf of Omnis or PickAx or the Surviving Corporation, by each of such corporations and in the name of and on behalf of either of such corporations as necessary or desirable and in the capacity of such persons as officers or directors of Omnis, to act as their attorneys-in-fact and to execute and deliver any and all documents or instruments and to do such other acts as necessary or desirable to vest or to perfect or confirm title to such property or rights in the Surviving
Corporation or Omnis (as the case may be), and otherwise to carry out the purposes and provisions of this Agreement.

     3.6 Appraisal Rights; Dissenting Shares.

       (a) If any holders of PickAx Stock are entitled to dissent from the Merger and any such holders demand appraisal of their PickAx Stock under applicable law (each person electing to exercise such rights, a "Dissenting Holder"), any shares of PickAx Stock held by a Dissenting Holder for which appraisal has been so demanded in accordance with applicable law ("Dissenting Shares") shall not be cancelled and exchanged as described in Section 3.1 hereof, but from and after the Effective Time shall represent only the right to receive such consideration as may be determined to be due such Dissenting
Holder under applicable law; provided however that (i) each share of PickAx Stock held by a Dissenting Holder who shall, after the Effective Time, withdraw its demand for appraisal or lose its rights of appraisal with respect to such shares of PickAx Stock, in either case pursuant to applicable law, shall not be deemed a Dissenting Share, but shall be deemed to be cancelled and converted, as of the Effective Time, into Omnis Stock as set forth in Section 3.1 hereof; and (ii) each Dissenting Share shall be counted as a share of PickAx Common Stock for purposes of all computations made under Section 3.1 hereof.

         (b) PickAx shall give Omnis prompt notice of any written demands for appraisal of any shares of PickAx Stock, withdrawals of such demands or failures to perfect appraisal rights resulting in a loss of such rights, and any other instruments received by PickAx which relate to any such demand for appraisal. PickAx shall not voluntarily make any payment with respect to any demands or potential demands for appraisal of PickAx Stock or agree to or offer to settle or settle any such demands or potential demands. Omnis shall be responsible for any settlement of any lawful claims for consideration for any Dissenting Shares, which settlements may be paid in cash, Omnis Stock or such other consideration as Omnis may determine, except as otherwise required under applicable law.


4. Closing Conditions.

     4.1 Conditions Precedent to Obligations of Omnis and Merger Sub.

     The obligations of Omnis and Merger Sub to consummate the Merger and to take the other actions required to be taken by Omnis at the Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Omnis and Merger Sub, in whole or in part, in accordance with Section 12.13):

       (a) The representations and warranties made by PickAx in or pursuant to this Agreement or in any other Transactional Agreement shall have been true and accurate in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, without giving effect to any Disclosure Schedule Update and without waiving any rights or remedies of Omnis in the event of any breach thereof;

       (b) The representations and warranties made by the Named PickAx Stockholder in or pursuant to Section 5.21 hereof or in any other Transactional Agreement shall have been true and accurate in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, without giving effect to any Disclosure Schedule Update and without waiving any rights or remedies of Omnis in the event of any breach thereof;

       (c) All covenants, agreements and/or conditions contained in this Agreement or in any other Transactional Agreement to be observed by any of the PickAx stockholders and/or PickAx or PickAx Systems on or prior to the Closing shall have been performed or complied with in all material respects;

       (d) The PickAx stockholders or PickAx or the Convertible Debt Holder, as the case may be, shall have delivered the following documents to Omnis:

         (i) A Registration Rights Agreement in substantially the form of Exhibit D (the "Rights Agreement"), duly executed by the PickAx stockholders and the holders of PickAx Warrants;

         (ii) Employment and Non-Competition Agreements for each of the Key Employees, contain such terms and conditions acceptable to Omnis and its counsel and duly executed by each of the Key Employees;

         (iii) The legal opinion of Greenberg Traurig, counsel to PickAx, dated the Closing Date, in substantially the form of Exhibit E, duly executed by said firm;

         (iv) The duly executed and irrevocable written consents of each of the holders of the PickAx Warrants to the terms and conditions of this Agreement and any other Transactional Agreement, for the joint benefit of Omnis and Merger Sub.

         (v) Investment Representation Statements in substantially the form of Exhibit F, duly executed for the benefit of Omnis by each of the PickAx stockholders other than the Named PickAx Stockholder ; and the representations and warranties made by the said PickAx stockholders shall be true and accurate in all material respects as of the Closing and without waiving any rights or remedies of Omnis in the event of any breach thereof;

           (vi) Certificates (the "Named PickAx Stockholder Closing Certificate" and "PickAx Closing Certificate," respectively) executed by the Named PickAx
Stockholder and a duly authorized senior executive officer of PickAx, respectively, dated as of the Closing, and certifying to the satisfaction of the conditions specified in Sections 4.1(a) and (b);

         (vii) The written resignations of all of the members of the PickAx Board other than Gilbert Figueroa, who shall be the sole director of PickAx as of the Effective Time;

         (viii) Written evidence reasonably satisfactory to Omnis and its counsel of the grant of PickAx Options to the employees or consultants of PickAx or other Persons as set forth on Schedule III attached hereto;

         (ix) Such other documents reasonably satisfactory to Omnis as Omnis may request in good faith for the purpose of (A) evidencing the accuracy of any representation or warranty made by PickAx or the PickAx stockholders, (B)
evidencing the compliance by PickAx or PickAx Systems or the PickAx stockholders with, or the performance by PickAx or PickAx Systems or the PickAx stockholders of, any covenant or obligation set forth in this Agreement or any other Transactional Agreement, (C) evidencing the satisfaction of the conditions set forth in this Section 4.1, or (D) otherwise facilitating the consummation or performance of any of the Transactions; and

         (x) The Astoria PickAx Convertible Debt instrument, duly endorsed by the holder thereof in blank.

       (e) Each of the Key Employees shall have accepted employment with Omnis or the Surviving Corporation (or one of the other subsidiaries of Omnis), and shall have executed and delivered legally binding and irrevocable releases of all claims of any kind against PickAx and/or its Affiliates through and including the Closing, in form and substance reasonably satisfactory to Omnis and its counsel;

       (f) To the satisfaction of Omnis and its counsel, the offer and sale of Omnis Stock and Merger Sub Common Stock pursuant to the terms of this Agreement shall comply with an exemption from registration under the Securities Act and/or any applicable federal or state securities laws and regulations;

       (g) All corporate and other proceedings required to be taken on the part of the Board of Directors of PickAx in connection with this Agreement, the Transactional Agreements and the Transactions, and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to Omnis and its counsel; and the Board of Directors of PickAx shall have ratified or approved the execution of this Agreement and the Transactional Agreements by PickAx and shall have approved the consummation of the Transactions under applicable law;

       (h) All corporate and other proceedings required to be taken on the part of the stockholders of PickAx in connection with this Agreement, the Transactional Agreements and the Transactions, and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to Omnis and its counsel; and the stockholders of PickAx shall have approved the execution of this Agreement and the other Transactional Agreements by PickAx and shall have approved the consummation of the Transactions under applicable law;

       (i) The stockholders of Omnis shall have approved the execution of this Agreement and the other Transactional Agreements by Omnis and shall have approved the consummation of the Transactions under applicable law;

       (j) The stockholder of Merger Sub shall have approved the execution of this Agreement and the other Transactional Agreements by Merger Sub and shall have approved the consummation of the Transactions under applicable law;

       (k) There shall not be shares of PickAx Stock entitled to appraisal rights pursuant to Section 262 of the Delaware General Corporation Law or other appraisal or dissenters' rights under applicable law, constituting more than one percent (1%) of the capital stock of PickAx calculated on a fully-diluted basis immediately prior to the Closing Date;

       (l)  Each of the Consents identified or required to be identified in Part
5.4 of the Disclosure Schedule shall have been obtained and shall be in full force and effect;

       (m) Omnis and Merger Sub shall have completed their due diligence of PickAx and its Affiliates to the reasonable satisfaction of Omnis and its legal counsel;

       (n) There shall have been no material adverse change in the business, condition, assets, liabilities, operations, financial performance or prospects of PickAx or any of its Subsidiaries since the Agreement Date, other than facts or conditions relating exclusively to political or economic matters of general applicability that will adversely affect comparable Entities generally;

       (o) There shall not have been commenced or expressly threatened against Omnis or Merger Sub or PickAx or any of their respective Affiliates any Proceeding (i) involving any challenge to, or seeking damages or other relief in connection with, any of the Transactions, or (ii) that is likely to have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions or have a material adverse effect on PickAx or PickAx Systems or Omnis or Merger Sub;

       (p) Any and all liabilities of any kind or nature of PickAx or any of its Affiliates or PickAx stockholders to Devonshire Holdings, LLC or any Affiliate thereof, and any and all claims or actions or causes of action related thereto, shall have been fully discharged or satisfied or settled by PickAx prior to the Closing, on terms acceptable to Omnis;

       (q) Omnis and Merger Sub shall have received a Fairness Opinion from Alliant Partners with respect to the material terms of the Merger in form and content satisfactory to the Board of Directors of Omnis and Merger Sub, which Fairness Opinion is not withdrawn by Alliant Partners at any time prior to the Closing;

       (r) PickAx shall have obtained and received proceeds after July 15, 2000 and on or before the Closing from Astoria Capital Partners, L.P. or any Affiliate thereof in the minimum amount of Four Million Dollars ($4,000,000) pursuant to financing arrangements on terms and conditions reasonably acceptable to Omnis and in a transaction exempt from the registration requirements of the Securities Act and otherwise in material compliance with applicable laws;

       (s) PickAx Systems shall have fully consummated the acquisition of certain assets of General Automation on or before the Closing pursuant to terms and conditions reasonably acceptable to Omnis;

       (t) No Person shall have made or expressly threatened any claim asserting that such Person (i) may be the holder or the beneficial owner of, or may have the right to acquire or to obtain beneficial ownership of, any capital stock or other securities of PickAx or any of its Affiliates, or (ii) may be entitle to all or any portion of the Omnis Stock or Surviving Corporation Stock issuable or exchangeable in the Merger; and

         (u) Neither the consummation nor the performance of any of the Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of, or cause Omnis or Merger Sub or PickAx, or any Person affiliated with Omnis or Merger Sub or PickAx, to suffer any material adverse consequence under, (a) any applicable legal requirement or Order, or (b) any legal requirement or Order that has been proposed by or before any Governmental Body, other than with respect to Taxes for which Omnis may be liable.

     4.2 Conditions Precedent to Obligations of PickAx and the Named PickAx Stockholder.

     The obligation of PickAx and the Named PickAx Stockholder to take the actions required to be taken by such parties at the Closing, is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by PickAx, in whole or in part, in accordance with Section 12.13):

       (a) The representations and warranties made by Omnis and Merger Sub in this Agreement or in any other Transactional Agreement shall have been true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, without waiving any rights or remedies of PickAx or the Named PickAx Stockholder in the event of any breach thereof;

       (b) All covenants, agreements and/or conditions contained in this Agreement or in any other Transactional Agreement to be observed by Omnis on or prior to the Closing shall have been performed or complied with in all material respects;

       (c) Omnis shall have delivered the following documents to the PickAx stockholders and/or PickAx and/or the Key Employees, as the case may be:

         (i) The Rights Agreement, duly executed by Omnis;

         (ii) The Employment and Non-Competition Agreements duly executed by the Surviving Corporation;

           (iii) The legal opinion of Morrison & Foerster LLP, counsel to Omnis and Merger Sub, dated as the Closing Date in substantially the form of Exhibit G, duly executed by said firm; and

         (iv) A certificate (the "Omnis and Merger Sub Closing Certificate") executed by a duly authorized senior executive officer of Omnis and by a duly authorized senior executive officer of Merger Sub, dated as of the Closing and certifying to the satisfaction of the conditions specified in Sections 4.2(a) and (b);

       (d) Omnis shall have delivered to the Convertible Debt Holder the following documents, duly executed by Omnis:

         (i) The Omnis Loan Promissory Note in substantially the form of Exhibit B;

         (ii) The Astoria Warrant in substantially the form of Exhibit C;

       (e) All corporate and other proceedings required to be taken on the part of the Boards of Directors of Omnis and Merger Sub in connection with this Agreement, the Transactional Agreements and the Transactions, and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to PickAx and its counsel; and the Boards of Directors of Omnis and Merger Sub shall have ratified or approved the execution of this Agreement and the Transactional Agreements by PickAx and shall have approved the consummation of the Transactions under applicable law;

       (f) All corporate and other proceedings required to be taken on the part of the stockholders of Omnis and Merger Sub in connection with this Agreement, the Transactional Agreements and the Transactions, and all documents incident thereto, shall have been taken and shall be reasonably satisfactory in form and in substance to PickAx and its counsel; and the stockholders of Omnis and Merger Sub each shall have approved the execution of this Agreement and the other Transactional Agreements by Omnis and Merger Sub and shall have approved the consummation of the Transactions under applicable law;

       (g) The certain Convertible Promissory Note made by Omnis and held by Astoria Capital Partners, L.P. dated December 21, 1999 and as amended through April 30, 2000 in the principal amount of Three Million Dollars ($3,000,000) shall have been converted into shares of Omnis Common Stock pursuant to the terms thereof, subject to any further amendment of said Note as required to permit the full exercise of such conversion rights as of the Closing;

       (h) Neither the consummation nor the performance of any of the Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of, or cause the PickAx stockholders to suffer any adverse consequence under, (i) any applicable legal requirement or Order, or (ii) any legal requirement or Order that has been proposed by or before any Governmental Body; other than with respect to Taxes for which PickAx or any PickAx stockholder may be liable;

         (i) PickAx shall have completed its due diligence of Omnis and its Affiliates to the reasonable satisfaction of PickAx and its legal counsel; and

       (j) There shall have been no material adverse change in the business, condition assets, liabilities, operations, financial performance or prospects of Omnis and Merger Sub since the date of this Agreement, other than facts or conditions relating exclusively to political or economic matters of general applicability that will adversely affect comparable Entities generally.

5. Representations and Warranties of PickAx and the Named PickAx Stockholder.

     Except as specifically set forth in the disclosure schedule provided by PickAx and attached hereto as Schedule IV (the "Disclosure Schedule"), the parts of which shall be numbered to correspond to the Section numbers of this Agreement, PickAx and the Named PickAx Stockholder (solely for the purposes of Section 5.21) each hereby represent and warrant to each Omnis Person and to each Merger Sub Person as follows:

     5.1 Organization, Good Standing, Qualification.

       (a) Each of PickAx and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is qualified to conduct business and is in both corporate and tax good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification; provided however that PickAx shall become qualified to conduct business and be in both corporate and tax good standing under the laws of the State of California promptly following the Agreement Date and prior to the Closing. Each of PickAx and its Subsidiaries has the requisite corporate power and authority to own and operate its properties and assets, and to carry out the provisions hereof and thereof, and to carry on its business as currently conducted.

       (b) Neither PickAx nor any of its Subsidiaries has never approved, or commenced any proceeding, or made any election contemplating, the dissolution or liquidation of PickAx or any of its Subsidiaries or the winding up or cessation of the business or affairs of PickAx or any of its Subsidiaries.

       (c) PickAx has no subsidiaries and does not own, beneficially or otherwise, any shares or other securities of, or any other direct or any other indirect interest of any nature in, any Entity, other than PickAx Systems and the other subsidiaries of PickAx identified in Part 5.1(c) of the Disclosure Schedule (the "Subsidiaries").

       (d) Neither PickAx nor any of its Subsidiaries was ever operated as a sole proprietorship, or any other business entity, prior to its incorporation.

     5.2 Certificate of Incorporation and Bylaws; Records.

       (a) PickAx and its Subsidiaries have delivered to Omnis accurate and complete copies of:

         (i) The Certificate of Incorporation and bylaws, including all amendments thereto, as presently in effect for each of PickAx and its Subsidiaries;

         (ii)  The stock records of PickAx and its Subsidiaries; and

         (iii) The minutes and other records of all of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the stockholders of PickAx or any of its Subsidiaries, the Boards of Directors of PickAx or any of its Subsidiaries and/or all committees of such Boards.

       (b) There have been no meetings or other proceedings of the stockholders of PickAx or any of its Subsidiaries, Boards of Directors of PickAx or any of its Subsidiaries or any committee thereof that are not memorialized in such minutes or other records.

       (c) Neither PickAx nor any of its Subsidiaries has conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the names listed on Part 5.2 of the Disclosure Schedule.

       (d) There has not been any material violation of the Certificates of Incorporation or bylaws of PickAx or any of its Subsidiaries or of any resolution adopted by the stockholders, Boards of Directors or any committee thereof of PickAx or any of its Subsidiaries.

     5.3 Capitalization.

       (a) The authorized capital stock of PickAx consists of One Hundred Ten Million (110,000,000) shares of capital stock, comprised of One Hundred Million (100,000,000) shares of Common Stock, of which Five Million Three Hundred Seventy-Six Thousand Seven Hundred Thirty Four (5,376,734) shares are issued and outstanding, and Ten Million (10,000,000) shares of preferred stock, none of which are issued and outstanding.

         (i) Schedule I accurately sets forth all issued and outstanding shares of PickAx Stock; the PickAx stockholders are the only beneficial owners of capital stock of PickAx. No other shares of capital stock are issued or outstanding. All issued and outstanding shares of the capital stock of PickAx have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in full compliance with all applicable securities laws and other applicable legal requirements.

         (ii) Schedule I also accurately sets forth all issued and outstanding warrants or other convertible securities for PickAx Stock or the stock or securities of any Subsidiary of PickAx, including but not limited to all PickAx Warrants and all PickAx Subsidiary Warrants, if any; and no other warrants or other convertible securities of any kind or nature for PickAx Stock or the stock or securities of any Subsidiary of PickAx are issued or outstanding.

         (iii) Schedule III accurately sets forth (i) the names of the employees or consultants or other Persons who have been granted PickAx Options;
(ii) the number of PickAx Options held by such employees or consultants or other Persons as of the date of this Agreement; and/or (iii) the number of PickAx Options to be granted to employees or consultants or other Persons prior to the Closing, if any.

         (iv) Schedule III also accurately sets forth (i) the names of the employees or consultants or other Persons who have been granted PickAx Subsidiary Options, if any; (ii) the number of PickAx Subsidiary Options held by such employees or consultants or other Persons as of the date of this Agreement, if any; and/or (iii) the number of PickAx Subsidiary Options to be granted to employees or consultants or other Persons prior to the Closing, if any.

       (b) PickAx Systems is a wholly-owned subsidiary of PickAx and PickAx is the sole legal and beneficial owner of all of the capital stock of PickAx Systems. No other shares of capital stock of PickAx Systems are issued or outstanding.

       (c) PickAx owns all or a majority of all of the shares of (i) the capital stock and (ii) the voting stock of all of the Subsidiaries of PickAx other than PickAx Systems, as set forth in Part 5.1(c) of the Disclosure Schedule.

       (d) PickAx has no Affiliates other than those Entities listed in Part 5.1(c) of the Disclosure Schedule.

       (e)  The  outstanding  stock  or other equity interests of PickAx in each
Subsidiary are duly authorized, validly issued, fully paid and nonassessable, and all such stock or other equity interests are owned by PickAx free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, agreements, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

       (f) Except as set forth on Schedule I or Schedule III or Part 5.3 of the Disclosure Schedule, there is no:

         (i) Outstanding subscription, option, call, warrant or other right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of PickAx or any of its Subsidiaries, including but not limited to any PickAx Subsidiary Option or any PickAx Subsidiary Warrant, or any agreement, arrangement or understanding to grant or issue any of the foregoing at any time;

         (ii) Outstanding security, instrument or other obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of PickAx or any of its Subsidiaries at any time, or any agreement, arrangement or understanding to grant or issue any of the foregoing at any time; or

         (iii) To the knowledge of PickAx, condition or circumstance that may directly or indirectly give rise to or provide a basis for a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of PickAx or any of its Subsidiaries at any time.

       (g) PickAx or any of its Subsidiaries have never repurchased, redeemed or otherwise reacquired (or agreed, committed or offered (in writing or otherwise) to repurchase, redeem or otherwise reacquire) any shares of capital stock or other securities, except from employees of PickAx pursuant to the terms of the Option Plan.

     5.4 Authority; Binding Nature of Agreements.

     PickAx has the corporate power and authority to enter into and to perform its obligations under this Agreement and the other Transactional Agreements to which it is or is contemplated to be a party, and the execution, delivery and performance by PickAx of this Agreement and such Transactional Agreements have been duly authorized by all necessary action on the part of PickAx Board and its stockholders. This Agreement and the other Transactional Agreements constitute, or upon execution and delivery will constitute, the legal, valid and binding obligations of PickAx, enforceable against PickAx in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditor's rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in law or equity.

     5.5 Non-Contravention; Consents.

     The execution and delivery of this Agreement and the other Transactional Agreements, and the consummation of the Transactions, by PickAx and any or all of the PickAx stockholders will not, directly or indirectly (with or without notice or lapse of time):

       (a) contravene, conflict with or result in a material violation of (i) the Certificate of Incorporation or bylaws of PickAx or any of its Subsidiaries, or (ii) any resolution adopted by Board of Directors or any committee thereof or the stockholders of PickAx or any of its Subsidiaries;

       (b) to the knowledge of PickAx, contravene, conflict with or result in a material violation of, or give any Governmental Body or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief (other than statutory dissenters' rights) under, any legal requirement or any Order to which PickAx or any of its Subsidiaries or any material assets owned or used by PickAx or any of its Subsidiaries are subject;

       (c) to the knowledge of PickAx, cause any material assets owned or used by PickAx or any of its Subsidiaries to be reassessed or revalued by any taxing authority or other Governmental Body;

       (d) to the knowledge of PickAx, contravene, conflict with or result in a material violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by PickAx or any of its Subsidiaries or any employees thereof or that otherwise relates to the business or to any of the material assets owned or used by PickAx or any of its Subsidiaries;

       (e) contravene, conflict with or result in a material violation or material breach of, or material default under, any PickAx Contract;

       (f) give any Person the right to any payment by PickAx or any of its Subsidiaries or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of PickAx or any of its Subsidiaries in favor of any Person, in any such case as a result of the change in control of PickAx or any of its Subsidiaries or otherwise resulting from the Transactions; or

       (g) result in the imposition or creation of any encumbrance upon or with respect to any material asset owned or used by PickAx or any of its Subsidiaries.

Except as set forth in Part 5.5 of the Disclosure Schedule and as expressly contemplated in this Agreement or the other Transactional Agreements, PickAx or any of its Subsidiaries will not be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with the execution and delivery of this Agreement and the other Transactional Agreements or the consummation or performance of any of the Transactions.

     5.6 Intellectual Property.

       (a) Part 5.6 of the Disclosure Schedule sets forth a complete list, in all material respects, of all Patents, Patent Applications, Trademarks, copyrights and maskworks, and any applications therefor in respect of any of the foregoing, included in the Proprietary Assets, and specifies, where applicable, the jurisdictions in which each such Proprietary Asset has been issued or registered or in which an application for such issuance and registration has been filed, including the respective registration or application numbers and the names of all registered owners. Part 5.6 also sets forth a complete list of all material licenses, sublicenses and other material agreements as to which PickAx or any of its Subsidiaries is a party and pursuant to which PickAx or any of its Subsidiaries or any other Person is currently authorized to use any of the Proprietary Assets (but excluding object code and end-user licenses granted to end-users in the ordinary course of business that permit use of software products without a right to modify, distribute or sublicense the same ("End-User Licenses")) or other trade secret material to PickAx or any of its Subsidiaries, and includes the identity of all parties thereto, a description of the nature and subject matter thereof, the applicable royalty and the term thereof. Neither PickAx nor any of its Subsidiaries is in material violation of any license, sublicense or agreement described on such list.

       (b) Except as set forth in Part 5.6 of the Disclosure Schedule, PickAx or PickAx Systems has all right, title and interest in and to and is the sole and exclusive owner throughout the universe of each and all of the Proprietary Assets, and has sole and exclusive rights (and is not contractually obligated to pay any compensation to any third party in respect thereof) to the Use thereof. Without limiting the foregoing, as of and from the Closing the Surviving Corporation shall have the sole and exclusive right throughout the universe in perpetuity to develop, make, have made, manufacture, use, sell, offer to sell, import, license, modify, improve, distribute, copyright, copy, reproduce, display, perform (publicly or otherwise), publish, create and own all derivative works and to otherwise transfer, disclose, assign and exploit each and all of the Proprietary Assets and all derivative works thereof, and refrain from doing so (collectively "Use"); to file Patent Applications and to have and own and renew or extend any and all Patents and copyrights issued on any of the Proprietary Assets; and to register and use the Trademarks in any jurisdiction.

       (c) Except as set forth in Part 5.6 of the Disclosure Schedule, PickAx or PickAx Systems further has and at the Effective Time the Surviving Corporation will have good and marketable title to each and all of the Proprietary Assets free and clear of any and all Liens or Liabilities. PickAx or PickAx Systems is and at the Effective Time the Surviving Corporation will be in possession of each and all of the Proprietary Assets. Without limiting the foregoing, there are no filings in any registry of deeds in any jurisdiction or under the Uniform Commercial Code or similar statute in any jurisdiction or country showing any of PickAx or its Affiliates as debtor which create or perfect or which purport to create or perfect any Lien in or on any of the Proprietary Assets.

       (d) Except as set forth in Part 5.6 of the Disclosure Schedule, to the knowledge of PickAx or any Affiliate thereof or any Named PickAx Stockholder, no claims with respect to the Proprietary Assets have been asserted or are threatened by any Person nor are there any valid grounds for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any of the products or services of PickAx or any of its Affiliates as now manufactured, sold, licensed or used or proposed for manufacture, sale, licensing or use by PickAx or any of its Affiliates infringes on any intellectual property or other rights of any third party; (ii) against the use by PickAx or any of its Affiliates in the business of such entity as currently conducted; or (iii) challenging the ownership by PickAx or any of its Affiliates or the validity or effectiveness of any of the Proprietary Assets.

       (e)  All  registered Patents, Trademarks and copyrights held by PickAx or
any   of  its  Subsidiaries  are  valid  and  subsisting  in  the  jurisdictions registered.

       (f) Neither PickAx nor any Affiliate thereof has entered into any agreement under which PickAx or any Affiliate thereof is restricted from selling, offering, licensing or otherwise distributing or exploiting any of its or its Affiliate's current or anticipated products or services to any class of customers, in any geographic area, during any period of time or in any segment of the market.

       (g)  PickAx  or  any  Affiliate  thereof  is  not,  or as a result of the execution and delivery of this Agreement or the consummation of the Transactions hereunder will not be, in violation of any license, sublicense or other agreement applicable to PickAx or any Affiliate thereof, nor will such actions entitle any other party to any such license, sublicense or agreement to terminate or modify such license, sublicense or agreement.

       (h) To the knowledge of PickAx or any Affiliate thereof, no part of the Software or the other Proprietary Assets (i) violates or infringes or will violate or infringe on any Patent, Trademark, copyright, or other intellectual property or other rights of any third person or entity under the laws of any jurisdiction, (ii) constitutes or will constitute the unauthorized disclosure or use or misappropriation of any trade secrets or other proprietary or confidential information of any third person or entity, (iii) uses or incorporates the software or technology of any third person or entity, or (iv) is subject to any pending or threatened claims of infringement or misappropriation or any pending or threatened claims challenging the ownership by PickAx or any of its Affiliates or the validity or effectiveness of any of the Proprietary Assets.

       (i) To the knowledge of PickAx or any Affiliate thereof, there has been or is no material unauthorized use, infringement or misappropriation of any of the Proprietary Assets by any third party, including but not limited to any employee or former employee of PickAx or any Affiliate thereof.

       (j) Except as set forth in Part 5.6 of the Disclosure Schedule, no part of the Proprietary Assets is subject to any outstanding order, judgment, decree, stipulation or agreement restricting in any manner the licensing or exploitation thereof by PickAx or any Affiliate thereof or its or its Affiliate's licensees. Except as set forth in Part 5.6 of the Disclosure
Schedule, neither PickAx nor any Affiliate thereof has entered into any agreement to indemnify any other person against any claim or action of infringement or misappropriation relating to any of the Proprietary Assets.

       (k) To the knowledge of PickAx, no employee of PickAx or any Affiliate thereof is in material violation of any term of any employment contract (whether written or oral), invention agreement, patent disclosure agreement, proprietary information agreement, non-competition agreement or any other contract or agreement relating to the relationship of any such employee with PickAx or any Affiliate thereof . All consultants and employees of any of PickAx or any Affiliate thereof have signed agreements containing proprietary information protective provisions and, where applicable, agreements assigning all rights in any work performed by them to PickAx or such Affiliate.

       (l) Without limiting the foregoing, the Software is the original work of PickAx and has been either created by employees of PickAx on a work-for-hire basis or by consultants or contractors who have assigned all rights in such Software to PickAx.

       (m) PickAx and its Affiliates have taken reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets, know-how, inventions, designs, processes and technical data required to conduct its business. Without limiting the foregoing, no part of the Source Code or any essential structure of the Software has been disclosed to any third person or entity at any time.

     5.7 Proceedings; Orders.

       (a)  Except  as  identified in Part 5.7 of the Disclosure Schedule, there
are   no  pending  Proceedings,  and,  to  PickAx's  knowledge,  no  Person  has threatened to commence any Proceeding:

         (i) that (x) involves PickAx or any of its Subsidiaries or (y) otherwise relates to or might affect the business or any of the material assets owned or used by PickAx or any of its Subsidiaries (whether or not PickAx or any of its Subsidiaries is named as a party thereto), other than Proceedings to which PickAx or any of its Subsidiaries are not parties that would affect businesses generally; or

         (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions or PickAx's ability to comply with or perform its obligations and covenants under the Transactional Agreements, and, to the knowledge of PickAx, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

       (b) PickAx has delivered to Omnis accurate and complete copies of all pleadings, correspondence and other written materials to which PickAx has access that relate to the Proceedings identified in Part 5.7 of the Disclosure Schedule, if any.

       (c) There is no Order to which PickAx or any of its Subsidiaries, or any of the assets owned or used by PickAx or any of its Subsidiaries, are subject.

       (d) To PickAx's knowledge, no officer or employee of PickAx or any of its Subsidiaries is subject to any Order that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of PickAx or any of its Subsidiaries.

     5.8 Financial Statements.

       (a) PickAx has delivered to Omnis the following financial statements and notes (collectively, the "Financial Statements"), which are attached as Exhibit
H:

         (i) the audited consolidated balance sheet of PickAx and its Subsidiaries as of February 29, 2000, and the related audited statement of operations of PickAx and its Subsidiaries for the period ended February 29, 2000 (the "Balance Sheet Date"); and

         (ii) the unaudited consolidated balance sheet of PickAx and its Subsidiaries as of May 30, 2000 (the "Unaudited Interim Balance Sheet"), and the related unaudited statement of operations of PickAx for the three (3) months then ended.

       (b) All the Financial Statements are accurate and complete in all material respects, and the dollar amount of each line item included in the Financial Statements is accurate in all material respects. The Financial Statements are in accordance with the books and records of PickAx and its Subsidiaries and present fairly the financial position of PickAx and its Subsidiaries as of the respective dates thereof and the results of operations of PickAx and its Subsidiaries for the periods covered thereby. The Financial Statements have been prepared, stated and presented pursuant to GAAP applied on a consistent basis throughout the periods covered.

       (c) PickAx and its Subsidiaries have no Liabilities in excess of Ten Thousand Dollars ($10,000), individually or in the aggregate, except for Liabilities identified as such in the "liabilities" column of the Unaudited Interim Balance Sheet and Liabilities arising out of the Transactional Agreements and PickAx Contracts.

     5.9 Title to Assets.

       (a) PickAx and its Subsidiaries own, and has good, valid and marketable title to, all assets purported to be owned by them, free and clear of any material encumbrances or Liens or Liabilities, except liens for current taxes and assessments not delinquent.

       (b) Part 5.9(b) of the Disclosure Schedule identifies all equipment, furniture, fixtures, improvements and other tangible assets owned by PickAx and its Subsidiaries and included in the tangible assets as shown on the Unaudited Interim Balance Sheet of PickAx prepared in accordance with GAAP consistently applied, and sets forth the original cost and book value of each of said assets.

       (c) Each asset identified in Part 5.9(b) of the Disclosure Schedule:

         (i) is free of material defects and deficiencies and in good condition and repair, consistent with its age and intended use (ordinary wear and tear excepted); and

         ii) is adequate for the uses to which it is being put.

       (d) PickAx or any of its Subsidiaries do not own any real property or any interest in real property, except for the leaseholds created under the real property leases identified in Part 5.9(d) of the Disclosure Schedule (the "Leased Premises"). Part 5.9(d) of the Disclosure Schedule lists the premises covered by said leases. Each of PickAx and its Subsidiaries enjoy peaceful and undisturbed possession of such premises.

       (e) Part 5.9(e) of the Disclosure Schedule identifies all tangible assets that are leased to PickAx or any of its Subsidiaries that have a value in excess of Ten Thousand Dollars ($10,000). All leases pursuant to which PickAx or any of its Subsidiaries leases real or personal property are in good standing and are valid and effective in accordance with their respective terms and, to the knowledge of PickAx, there exists no default thereunder.

     5.10 Contracts.

       (a) Part 5.10 of the Disclosure Schedule identifies and describes each material PickAx Contract. PickAx has delivered to Omnis accurate and complete copies of all such PickAx Contracts, including all amendments thereto.

       (b) Except as set forth on Part 5.10(b) of the Disclosure Schedule, each PickAx Contract is currently valid and in full force and effect, and is enforceable by PickAx or the relevant Subsidiary in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditor's rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in law or equity.

       (c) Except as set forth on Part 5.10(c) of the Disclosure Schedule, PickAx or any of its Subsidiaries is not in material default under any PickAx Contract, and, to the knowledge of PickAx, (i) no Person has violated or breached, or declared or committed any material default under, any PickAx Contract; and (ii) PickAx or any of its Subsidiaries has not waived any of its rights under any PickAx Contract.

       (d) Except as set forth on Part 5.10(c) of the Disclosure Schedule, to the knowledge of PickAx, there are no material disputes or disagreements between PickAx or any of its Subsidiaries and any other party with respect to any PickAx Contract.

       (e) (i) PickAx or any of its Subsidiaries has never guaranteed or otherwise agreed to cause, insure or become liable for, and has never pledged any of its assets to secure, the performance or payment of any obligation or other Liability of any other Person; and (ii) PickAx or any of its Subsidiaries has never been a party to or bound by any material joint venture agreement, partnership agreement, profit-sharing agreement, cost-sharing agreement, loss-sharing agreement or similar Contract.

       (f) No Person is renegotiating any amount paid or payable to PickAx or any of its Subsidiaries under any PickAx Contract or any other material term or provision of any PickAx Contract.

       (g) Part 5.10(f) of the Disclosure Schedule identifies and provides an accurate and complete description of each proposed PickAx Contract (other than this Agreement and the Transactional Agreements) as to which any bid, offer, written proposal, term sheet or similar document has been submitted to or received by PickAx or any of its Subsidiaries and is outstanding and which would be material to the business or prospects of PickAx or any of its Subsidiaries.

       (h) Except as set forth on Part 5.10(h) of the Disclosure Schedule, no party to any PickAx Contract has notified PickAx or any of its Subsidiaries to the effect that PickAx or any of its Subsidiaries has failed to perform a material obligation thereunder.

       (i) Except as set forth on Part 5.10(i) of the Disclosure Schedule, each other party to each PickAx Contract has consented or been given notice (or prior to the Closing Date shall have consented or been given notice), where such consent or the giving of such notice is necessary, sufficient that such PickAx Contract shall remain in full force and effect following the consummation of the Transactions, without material modification in the rights or obligations of PickAx or any of its Subsidiaries or Omnis or the Surviving Corporation thereunder.

     5.11 Employees.

       (a) Part 5.11(a) of the Disclosure Schedule contains a list of all employees of PickAx or any of its Subsidiaries as of the Agreement Date and their respective titles and annualized compensation.

       (b) Part 5.11(b) of the Disclosure Schedule contains a list of Persons who are currently performing services for the business of PickAx or any of its Subsidiaries and are classified as "consultants" or "independent contractors," and the respective compensation of each such "consultant" or "independent contractor."

       (c) Neither PickAx nor any of its Subsidiaries have any collective bargaining agreements or union contracts with any of their respective employees. To the knowledge of PickAx, there is no labor union organizing activity pending or threatened with respect to PickAx or any of its Subsidiaries. The employment of each employee of PickAx or any of its Subsidiaries is terminable at will; and, except as set forth in Part 5.11(c) of the Disclosure Schedule, no employee has any agreement or contract, written or oral or express or implied, regarding his or her employment.

       (d) Except as set forth on Part 5.11(e) of the Disclosure Schedule, to the knowledge of PickAx, (i) no employee of PickAx or any of its Subsidiaries (an "Employee"), nor any consultant or independent contractor with whom PickAx or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, PickAx or any of its Subsidiaries, and (ii) the continued employment by PickAx or any of its Subsidiaries of present Employees, and the performance by PickAx or any of its Subsidiaries of contracts with consultants or independent contractors, will not result in any such violation. Neither PickAx nor any of its Subsidiaries has received any notice (written or otherwise) alleging that any such violation has occurred. No Employee has been granted the right to continued employment by PickAx or any of its Subsidiaries or to any material compensation following termination of employment. To the knowledge of PickAx, no officer or key employee, or any group of employees, has given notice of his, her or their intent to terminate his, her or their employment with PickAx, and no Employee has received an offer to join a business that is or likely would be competitive with the business of PickAx or any of its Subsidiaries.

       (e) To the knowledge of PickAx, no Employee or consultant or independent contractor of PickAx or any of its Subsidiaries has or may have any claim or action or cause of action against PickAx or any Affiliate thereof or any current or former officer, director or manager of PickAx or any Affiliate thereof related in any manner to the employment or engagement of such employee or consultant or independent contractor, including but not limited to any claim of sexual or racial or age discrimination or comparable claim under any applicable law.

     5.12 Compliance with Legal Requirements.

       (a) Each of PickAx and its Subsidiaries is in full compliance with each legal requirement that is applicable to it or to the conduct of its business or the ownership or use of any of its assets.

       (b) Neither PickAx nor any of its Subsidiaries has received at any time any notice or other communication from any Governmental Body or any other Person, or has any other knowledge, regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any legal requirement by PickAx or any of its Subsidiaries, including but not limited to any Environmental Law, or (ii) any actual, alleged, possible or potential liability or obligation on the part of PickAx or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective or response action of any nature relating to Hazardous Materials, or any other circumstances that could give rise to liability under any Environmental Law for any investigative, cleanup, remedial, corrective or response action of any nature or for any costs thereof; except to the extent such noncompliance or liability or obligation will not materially adversely effect the business, prospects or financial condition of PickAx or any of its Subsidiaries at any time.

     5.13 Governmental Authorizations.

       (a) Part 5.13 of the Disclosure Schedule identifies each Governmental Authorization held by PickAx or any of its Subsidiaries. PickAx has delivered to Omnis accurate and complete copies of all such Governmental Authorizations, including all renewals thereof and all amendments thereto. Each Governmental Authorization identified or required to be identified in Part 5.13 of the Disclosure Schedule is valid and in full force and effect.

       (b) The Governmental Authorizations identified in Part 5.13 of the Disclosure Schedule constitute all the Governmental Authorizations necessary
(i) to enable PickAx and its Subsidiaries to conduct its business in the manner in which its business is currently being conducted, and (ii) to permit PickAx and its Subsidiaries to own and use its assets in the manner in which they are currently owned and used. All such Governmental Authorizations shall remain in full force and effect following the consummation of the Transactions, without material modification in the rights or obligations of PickAx or Omnis or the Surviving Corporation thereunder.

     5.14 Tax Matters.

       (a) Except to the extent set forth in Part 5.14 of the Disclosure Schedule, each Tax required to have been paid, or claimed by any Governmental Body to be payable, by PickAx and/or its Subsidiaries (whether pursuant to any Tax Return or otherwise) has been duly paid in full on a timely basis. Any Tax required to have been withheld or collected by PickAx and/or its Subsidiaries has been duly withheld and collected, and (to the extent required) each such Tax has been paid to the appropriate Governmental Body. PickAx and/or its Subsidiaries have complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, consultant, independent contractor, or other third party.

       (b) Part 5.14 of the Disclosure Schedule accurately identifies all Tax Returns required to be filed by or on behalf of PickAx and/or its Subsidiaries with any Governmental Body with respect to any taxable period ending on or before the Closing Date ("PickAx Returns"). All such Returns (i) have been, or will be, filed when due, and (ii) have been, or will be when filed, accurately and completely prepared pursuant to applicable law. All amounts shown on PickAx Returns to be due on or before the Closing Date, and all amounts otherwise payable in connection with PickAx Returns on or before the Closing Date, have been paid on or before the Closing Date. PickAx has delivered to Omnis copies of all such Returns filed by or on behalf of PickAx or any other entity acquired by or merged into PickAx prior to the Closing.

       (c) The liability of PickAx and its Subsidiaries for unpaid Taxes for all periods ending on or before the date of the Financial Statements does not, in the aggregate, exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred taxes) reported in the Financial Statements. PickAx and its Subsidiaries have established, in the Ordinary Course of Business, reserves adequate for the payment of all Taxes for the period from December 31, 1999 through the Closing Date, and PickAx and its Subsidiaries have disclosed the dollar amount of such reserves to Omnis on or prior to the Closing.

       (d) Part 5.14 of the Disclosure Schedule identifies each examination or audit of any such Return that has been conducted by any Governmental Body. PickAx has delivered to Omnis copies of all audit reports and similar documents (to which PickAx has access) relating to such Returns. No extension or waiver of the limitation period applicable to any of PickAx Returns has been granted (by PickAx or any other Person), and no such extension or waiver has been requested from PickAx or any of its Subsidiaries.

       (e) No claim or other Proceeding is pending or has been threatened in writing or orally (formally or informally) against or with respect to PickAx or any of its Subsidiaries in respect of any Tax. Neither PickAx nor any of its
Subsidiaries has entered into or become bound by any agreement or consent pursuant to Section 341(f) of the Code. Neither PickAx nor any of its Subsidiaries has been, and will not be, required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions or events occurring, or accounting methods employed, prior to the Closing. Neither PickAx nor any of its Subsidiaries has been in a "consolidated group" within the meaning of Treasury Regulations
Section 1.1502-1(h), other than a consolidated group of which PickAx has been the common parent at all times; and neither PickAx nor any of its Subsidiaries is liable for Taxes incurred by any individual, trust, corporation, partnership or any other Entity either as a transferee, pursuant to Treasury Regulations
Section 1.1502-6, or pursuant to any other provision of federal, territorial, state, local or foreign law or regulations. Except as set forth in Part 5.14 of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries is a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for United States federal income tax purposes. None of the assets of PickAx or any of its Subsidiaries (i) directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code or (ii) is "tax exempt use property" within the meaning of Section 168(h) of the Code. PickAx has not participated in an international boycott as defined in Code Section 999. Neither PickAx nor any of its Subsidiaries has a "permanent establishment," as defined in any applicable Tax treaty or convention of the United States of America, or fixed place of business in any foreign country.

       (f) Neither PickAx nor any of its Subsidiaries is a party to any agreement, plan, arrangement or other Contract covering any employee or independent contractor or former employee or independent contractor that, individually or collectively, could give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162(m) of the Code. Except as set forth in Part 5.14 of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries is, nor has it ever been, a party to or bound by any tax indemnity agreement, tax-sharing agreement, tax allocation agreement or similar Contract, and has not otherwise assumed the tax liability of any other Person under contract.

       (g) Neither PickAx nor any of its Subsidiaries is a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and has not been a United States real property holding corporation within the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

       (h) Neither PickAx nor any of its Subsidiaries has net operating losses or other tax attributes presently subject to limitation under Code Section 382, 383 or 384, or the federal consolidated return regulations.

       (i) The final 2000 U.S. income tax return for PickAx and each of its Subsidiaries to be prepared pursuant to Section 12.4(b) will contain, in all material respects, an accurate and complete description of such entities' tax basis in its assets, its current and accumulated earnings and profits, its tax carryovers, and any tax elections.

     5.15 Securities Laws Compliance; Registration Rights.

     PickAx and its Subsidiaries have complied with all federal and state securities laws in connection with all offers and sales of securities issued by PickAx or any of its Subsidiaries. Neither PickAx nor any of its Subsidiaries have heretofore granted any other holder of its securities the right to require it to register any securities under the Securities Act or to qualify for any exemption thereunder.

     5.16 [Reserved]

     5.17 Environmental Compliance.

     To the knowledge of PickAx, PickAx and its Subsidiaries are and have been at all times in compliance in all material respects with all Environmental Laws.

     5.18 Insurance.

       (a) Part 5.18 of the Disclosure Schedule sets forth each insurance policy maintained by or at the expense of, or for the direct or indirect benefit of, PickAx.

       (b) PickAx has delivered to Omnis copies of all of the insurance policies identified in Part 5.18 of the Disclosure Schedule (including all renewals thereof and endorsements thereto) and binders relating thereto.

       (c)  Each  of  the  policies  identified  in  Part 5.18 of the Disclosure
Schedule is in full force and effect. All of the information contained in the applications submitted in connection with said policies was (at the times said applications were submitted) accurate and complete, and all premiums and other amounts owing with respect to said policies have been paid in full on a timely basis. Each of the policies identified in Part 5.18 of the Disclosure Schedule will continue in full force and effect following the Closing, and PickAx has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which it is a party or that provides coverage to it or any of its directors or officers in connection with their performance of services to PickAx.

       (d) There is no pending claim under or based upon any of the policies identified in Part 5.18 of the Disclosure Schedule, and, to PickAx's knowledge, no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any such claim.

       (e) PickAx has not received:

         (i) any notice or other communication (in writing or otherwise) regarding the actual or possible cancellation or invalidation of any of the policies identified in Part 5.18 of the Disclosure Schedule or regarding any actual or possible adjustment in the amount of the premiums payable with respect to any of said policies; or

         (ii) any notice or other communication (in writing or otherwise) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any of the policies identified in Part
5.18 of the Disclosure Schedule.

     5.19 Related Party Interests or Transactions.

       (a) No Related Party has, and no Related Party has at any time since the Balance Sheet Date had, any direct or indirect material interest of any nature in any material asset of PickAx or any of its Subsidiaries or any PickAx Contract, including but not limited to any of the Proprietary Assets.

       (b) No Related Party is, or has at any time since the Balance Sheet Date been, indebted to PickAx or any of its Subsidiaries for an amount, individually or in the aggregate, in excess of Ten Thousand Dollars ($10,000).

       (c) Since the Balance Sheet Date, no Related Party has entered into, or has had any direct or indirect material financial interest in, any PickAx Contract, transaction or business dealing of any nature involving PickAx or any of its Subsidiaries.

       (d) No Related Party is competing, or has at any time since the Balance Sheet Date competed, directly or indirectly, with PickAx or any of its Subsidiaries in any market served by PickAx or any of its Subsidiaries.

     5.20 Absence of Changes.

     Since February 29, 2000:

       (a) except to the extent set forth on Part 5.20(a) of the Disclosure Schedule, there has not been any material adverse change in the business, assets, liabilities, operations or prospects (or in any aspect or portion thereof) of PickAx or any of its Subsidiaries, and, to the knowledge of PickAx, no event has occurred that is likely to have a material adverse effect on the business, assets, liabilities, operations or prospects (or on any aspect or portion thereof) of PickAx or any of its Subsidiaries;

       (b) neither PickAx nor any of its Subsidiaries has declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock;

       (c)   neither  PickAx  nor  any  of  its  Subsidiaries  has  amended  its
Certificate of Incorporation or Bylaws or has entered into any agreement regarding, effected or been a party to any Acquisition Transaction (other than this Merger), recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

       (d) except as set forth on Part 5.20(d) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries has made any individual capital expenditure in excess of Twenty Five Thousand Dollars ($25,000);

       (e) except as set forth on Part 5.20(e) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries has pledged or hypothecated any of its material assets or otherwise permitted any of its material assets to become subject to any encumbrance;

       (f) neither PickAx nor any of its Subsidiaries has made any loan or advance in excess of Ten Thousand Dollars ($10,000) to any Person;

       (g) except as set forth on Part 5.20(g) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries has paid any bonus or made any profit-sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

       (h) except as set forth on Part 5.20(h) of the Disclosure Schedule, there has been no resignation or termination of employment of any officer or key employee of PickAx or any of its Subsidiaries;

       (i) except as set forth on Part 5.20(i) of the Disclosure Schedule, there has been no borrowing or agreement to borrow by PickAx or any of its Subsidiaries or material change in the contingent obligations of PickAx or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise or grant of a mortgage or security interest in any property of PickAx or any of its Subsidiaries;

       (j) except as set forth on Part 5.20(j) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries has discharged any encumbrance or discharged, paid or forgiven any indebtedness or other Liability in excess of Ten Thousand Dollars ($10,000), individually or in the aggregate, except for accounts payable that (i) are reflected as current liabilities in the "liabilities" column of the Unaudited Interim Balance Sheet or have been incurred by PickAx or any of its Subsidiaries since the date of the Unaudited Interim Balance Sheet in the Ordinary Course of Business and (ii) have been discharged or paid in the Ordinary Course of Business;

       (k) except as set forth on Part 5.20(k) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries has released or waived any material right or claim;

       (l) neither PickAx nor any of its Subsidiaries has changed any of its methods of accounting or accounting practices in any material respect;

       (m) neither PickAx nor any of its Subsidiaries has received notice that there has been a loss of, or cancellation of a material order by, any customer; and

       (n) neither PickAx nor any of its Subsidiaries has agreed, committed or offered (in writing or otherwise), and has not attempted, to take any of the actions referred to in clauses (c) through (m) above.

     5.21 The Named PickAx Stockholder; Investment Intent and Restrictions.

     The Named PickAx Stockholder represents and warrants as follows:

       (a)   Immediately   prior   to  the  Effective  Time,  the  Named  PickAx
Stockholder will own, beneficially and of record, that number of shares of PickAx Stock specified opposite the Named PickAx Stockholder's name on Schedule II attached hereto, free and clear of any Liens or Liabilities. The Named PickAx Stockholder has delivered to Omnis copies of the stock certificate(s) evidencing the PickAx Stock.

       (b) The Named PickAx Stockholder has the absolute and unrestricted right, power and authority to enter into and to perform his, her or its respective obligations under this Agreement and the other Transactional Agreements to which he, she or it is contemplated to be a party. This Agreement and the other Transactional Agreements constitute, or upon execution and delivery will constitute, the legal, valid and binding obligations of the Named PickAx Stockholder, enforceable against him, her or it in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditor's rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in law or equity.

       (c) To the knowledge of the Named PickAx Stockholder, the execution and delivery of this Agreement and the other Transactional Agreements, and the consummation of the Transactions, by the Named PickAx Stockholder will not, directly or indirectly (with or without notice or lapse of time), contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any legal requirement or any Order to which the Named PickAx Stockholder is subject.

       (d) There is no pending Proceeding, and, to the knowledge of the Named PickAx Stockholder, no Person has threatened to commence any Proceeding, that challenges, or that may have the effect of preventing, delaying or making illegal, any of the Transactions or the Named PickAx Stockholder's ability to comply with or perform his, her or its obligations and covenants under the Transactional Agreements; and, to the knowledge of the Named PickAx Stockholder, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

       (e) The Named PickAx Stockholder is not subject to any Order that relates to PickAx's business or to any of the assets owned or used by PickAx or to the stock or rights held by or for such Stockholder; and to the knowledge of the Named PickAx Stockholder, there is no proposed Order that, if issued or otherwise put into effect, may have a material adverse effect on the ability of the Named PickAx Stockholder to comply with or perform any covenant or obligation under this Agreement and the other Transactional Agreements.

       (f) To the knowledge of the Named PickAx Stockholder, no Governmental Body has proposed any legal requirement (other than any legal requirement that would be applicable generally to the Internet communications industry) that, if adopted or otherwise put into effect, may adversely affect his, her or its ability to comply with or perform any of his, her or its covenants or obligations under this Agreement and the other Transactional Agreements.

       (g) Neither the Named PickAx Stockholder nor any person acting on his, her or its behalf has negotiated or contracted with any finder, broker, intermediary or any similar person in connection with the transactions contemplated herein. The Named PickAx Stockholder has not incurred, nor will the Named PickAx Stockholder incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any Transactional Agreement or any of the Transactions contemplated hereby; and the Named PickAx Stockholder shall fully indemnify, defend and hold Omnis and Merger Sub and the Surviving Corporation harmless from any such liabilities or claims, including but not limited to reasonable attorney's fees and costs of defense.

       (h) All information regarding the Named PickAx Stockholder that such Named PickAx Stockholder has furnished to Omnis or any of its representatives is accurate and complete in all material respects.

       (i) To the personal knowledge only of the Named PickAx Stockholder, each and all of the representations and warranties made by PickAx in this Agreement are true and accurate in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, without giving effect to any Disclosure Schedule Update and without being qualified by the knowledge or lack of knowledge of PickAx;

       (j) The Named PickAx Stockholder has the capacity and financial capability to comply with and perform all his, her or its covenants and
obligations   under   this   Agreement  and  each  of  the  other  Transactional
Agreements.

     With   respect  to  Omnis  Stock,  the  Named  PickAx  Stockholder  further represents and warrants as follows:

       (k) The Named PickAx Stockholder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act (excerpts of the definition of "accredited investor" are attached as Schedule VI hereto).


       (l) The Named PickAx Stockholder, by reason of its business and financial experience has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in Omnis Stock and making an informed investment decision, (ii) protecting its own interest and (iii) bearing the economic risk of such investment. If the Named PickAx Stockholder retained a representative with respect to the investment in Omnis Stock that may be made hereby then the Named PickAx Stockholder shall, prior to or at the Closing, (i) acknowledge in writing such representation and
(ii) cause such representative to deliver a certificate to Omnis containing such representations as are reasonably requested by Omnis.

       (m) The Named PickAx Stockholder is acquiring Omnis Stock for investment for the Named PickAx Stockholder's own account, not as a nominee or agent and not with the view to, or any intention of, a resale or distribution thereof, in whole or in part, or the grant of any participation therein. The Named PickAx Stockholder understands that Omnis Stock has not been registered under the Securities Act or state securities laws and will be issued by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Named PickAx Stockholder's representations as expressed in this Agreement. The Named PickAx Stockholder further understands that Omnis shall have no obligation to register Omnis Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as set forth in the Rights Agreement. The Named PickAx Stockholder hereby acknowledges that because of the restrictions on transfer or assignment of Omnis Stock to be issued in connection with the Merger hereunder the Named PickAx Stockholder may have to bear the economic risk of the investment commitment in Omnis Stock for an indefinite period of time.

       (n) The Named PickAx Stockholder will observe and comply with the Securities Act and the rules and regulations promulgated thereunder, as now in effect and as from time to time amended, in connection with any offer, sale, pledge, transfer or other disposition of Omnis Stock. In furtherance of the foregoing, and in addition to any restrictions contained in this Agreement or the other Transactional Agreements, the Named PickAx Stockholder will not offer to sell, exchange, transfer, pledge, or otherwise dispose of any of Omnis Stock unless at such time at least one of the following is satisfied:

         (i) a registration statement under the Securities Act covering Omnis Stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the SEC and made effective under the Securities Act;

         (ii) such transaction shall be permitted pursuant to the provisions of Rule 144;

         (iii) counsel representing the Named PickAx Stockholder shall have advised Omnis in a written opinion letter reasonably satisfactory to Omnis and its counsel, and upon which Omnis and its counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer or other disposition; or

         (iv) an authorized representative of the SEC shall have rendered written advice to the Named PickAx Stockholder (sought by the Named PickAx Stockholder or counsel to the Named PickAx Stockholder, with a copy thereof and of all other related communications delivered to Omnis) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed sale, transfer or other disposition if consummated.

       (o) The Named PickAx Stockholder understands that an investment in Omnis Stock involves substantial risks. The Named PickAx Stockholder has been given the opportunity to make a thorough investigation of the proposed activities of Omnis and, upon request to Omnis, has been furnished with materials relating to Omnis and its proposed activities. The Named PickAx Stockholder has been afforded the opportunity to obtain any additional information deemed necessary by the Named PickAx Stockholder to verify the accuracy of any representations made or information conveyed to the Named PickAx Stockholder. The Named PickAx Stockholder confirms that all documents, records and books pertaining to its investment in Omnis Stock and requested by the Named PickAx Stockholder have been made available or delivered to the Named PickAx Stockholder. The Named PickAx Stockholder has had an opportunity to ask questions of and receive answers from Omnis, or from a person or persons acting on Omnis's behalf, concerning the terms and conditions of this investment.

       (p) The Named PickAx Stockholder has no knowledge of any actions, causes of action or other claims that could have been or in the future could be asserted by the Named PickAx Stockholder against PickAx or any of its predecessors, successors, Affiliates, assigns, directors, officers, employees, agents or representatives arising out of any events, matters, facts or circumstances occurring at any time on or prior to the Closing and in any manner relating to any duty or obligation of PickAx or any Affiliate thereof or any of such other parties to the Named PickAx Stockholder in any capacity (collectively "Stockholder Claims"). In partial consideration for the undertakings of Omnis hereunder and acknowledging the reliance of each of Omnis and PickAx and Merger Sub and the Surviving Corporation hereon, effective as of the Closing the PickAx Stockholder hereby forever and irrevocably discharges and releases each of PickAx and Omnis and Merger Sub and the Surviving Corporation and each and all of their respective predecessors, successors, Affiliates, assigns, directors, officers, employees, stockholders, agents or representatives from any and all Stockholder Claims (collectively "Releases"). Such Releases are made by the Named PickAx Stockholder in his or her or its own behalf and on behalf of the spouses, heirs, devisees, predecessors, successors, Affiliates, assigns, agents or representatives of such Named PickAx Stockholder. In this connection the Named PickAx Stockholder expressly waives any rights or benefits of Section 1542 of the California Civil Code, which states that:

      "A GENERAL  RELEASE  DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT
       KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR;"

and any rights or benefits of any comparable statute of any jurisdiction.

       (q) The representations and warranties of the Named PickAx Stockholder set forth in this Agreement and in any written statement or other disclosure delivered by the Named PickAx Stockholder or any representative or agent thereof under this Agreement are true in all material respects as of the date of this Agreement and further shall be true in all material respects on and as of the Closing as though made at that time.

     5.22 Powers of Attorney.

     Subject to Section 3.5 hereof in the case of Omnis, PickAx has not given a power of attorney to any Person at any time.

     5.23 Benefit Plans; ERISA.

       (a) Part 5.23 of the Disclosure Schedule lists (i) all "employee benefit plans" within the meaning of Section 3(3) of ERISA, (ii) all employment agreements, including, but not limited to, any individual benefit arrangement, policy or practice with respect to any current or former employee or director of PickAx or Member of the Controlled Group, and (iii) all other employee benefit, bonus or other incentive compensation, stock option, stock purchase, stock appreciation, severance pay, lay-off or reduction in force, change in control, sick pay, vacation pay, salary continuation, retainer, leave of absence, educational assistance, service award, employee discount, fringe benefit plans, arrangements, policies or practices, whether legally binding or not, which PickAx or any Member of the Controlled Group maintains, contributes to or has any obligation to or liability for (collectively, the "Plans").

       (b) None of the Plans is a Defined Benefit Plan, and neither PickAx nor any Member of the Controlled Group has ever sponsored, maintained or contributed to, or ever been obligated to contribute to, a Defined Benefit Plan that could reasonably be expected to result in a material amount of liability under Title IV of ERISA.

       (c) None of the Plans is a Multiemployer Plan, and neither PickAx nor any Member of the Controlled Group has ever contributed to, or ever been obligated to contribute to, a Multiemployer Plan that could reasonably be expected to result in a material amount of liability under Title IV of ERISA.

       (d) Neither PickAx nor any Member of the Controlled Group maintains or contributes to any welfare benefit plan which provides health benefits to an employee after the employee's termination of employment or retirement except as required under Section 4980B of the Code and Sections 601 through 608 of ERISA.


       (e) Each Plan that is an "employee benefit plan," as defined in Section 3(3) of ERISA, complies in all material respects by its terms and in operation with the requirements provided by any and all statutes, orders or governmental rules or regulations currently in effect and applicable to the Plan, including but not limited to ERISA and the Code.

       (f) All reports, forms and other documents required to be filed with any government entity with respect to any Plan (including, without limitation, summary plan descriptions, Forms 5500 and summary annual reports) have been timely filed and are accurate.

       (g) Each Plan intended to qualify under Section 401(a) of the Code is the subject of a favorable determination letter issued by the Internal Revenue Service. To PickAx's knowledge, nothing has occurred since the date of the Internal Revenue Service's favorable determination letter that could adversely affect the qualification of the Plan and its related trust. PickAx and each Member of the Controlled Group have timely and properly applied for a written determination by the Internal Revenue Service on the qualification of each such Plan and its related trust under Section 401(a) of the Code, as amended by the Tax Reform Act of 1986 and subsequent legislation enacted through the date hereof, and Section 501 of the Code.

       (h) All contributions owed for all periods ending prior to the Closing Date (including periods from the first day of the current plan year to the Closing Date) under any Plan have been or will be made prior to the Closing Date by PickAx in accordance with past practice and the recommended contribution in any applicable actuarial report; and any contributions made on or after the date of this Agreement shall be specifically disclosed to Omnis by prompt written notice.

       (i) All insurance premiums have been paid in full, subject only to normal retrospective adjustments in the ordinary course, with regard to the Plans for plan years ending on or before the Closing Date.

       (j) With respect to each Plan:

         (i) no prohibited transactions (as defined in Section 406 or 407 of ERISA or Section 4975 of the Code) have occurred for which an exemption is not available that could reasonably be expected to result in a material amount of liability to PickAx;

         (ii) no actions or claims (other than routine claims for benefits made in the ordinary course of Plan administration for which Plan administrative review procedures have not been exhausted) are pending, threatened or imminent against or with respect to the Plan, any employer who is participating (or who has participated) in the Plan or any fiduciary (as defined in Section 3(21) of ERISA) of the Plan that could reasonably be expected to result in a material amount of liability to PickAx or any Member of the Controlled Group;

         (iii) no facts exist which could give rise to any such action or claim; and

         (iv) the Plan provides that it may be amended or terminated at any time and, except for benefits protected under Section 411(d) of the Code, all benefits payable to current, terminated employees or any beneficiary may be amended or terminated by PickAx or the relevant Member of the Controlled Group at any time without a material amount of liability.

       (k) Neither PickAx nor any Member of the Controlled Group has any Plan-related liability or is threatened with any liability (whether joint or several) (i) for any excise tax imposed by Section 4971, 4975, 4976, 4977 or 4979 of the Code, or (ii) for a fine under Section 502 of ERISA that could reasonably be expected to result in a material amount of liability to PickAx or any Member of the Controlled Group.

       (l) All the "group health plans" (as defined in Section 607(1) or 733(a)(1) of ERISA or Section 4980B(g)(2) of the Code) that are part of the Plans listed in the Disclosure Schedule are in material compliance with the continuation of group health coverage provisions contained in Section 4980B of the Code and Sections 601 through 608 of ERISA.

       (m) Copies of all documents creating or evidencing any Plan listed in the Disclosure Schedule, and all reports, forms and other documents required to be filed with any governmental entity (including, without limitation, summary plan descriptions, Forms 5500 and summary annual reports for all plans subject to ERISA), have been delivered or made available to Omnis; and are true and complete in all respects. There are no negotiations, demands or proposals which are pending or have been made which concern matters now covered, or that would be covered, by any Plan listed in the Disclosure Schedule.

       (n) All expenses and liabilities relating to contributions required by law and the terms of the Plans described in the Disclosure Schedule have been, and on the Closing Date will be, fully and properly accrued on the books and records of PickAx and disclosed in accordance with GAAP applied on a consistent basis in all Plan financial statements; and neither PickAx nor any Member of the Controlled Group thereof has any unfunded or undisclosed obligation to fund any contribution to any Plan.

     5.24 Knowledge.

     Notwithstanding any contrary provision herein:

       (a) The knowledge of PickAx, PickAx Systems or any officer, director, employee or agent of PickAx or PickAx Systems shall be fully attributed to and deemed to be fully within the knowledge of PickAx for all purposes of this Agreement.

       (b) Any reference herein to the knowledge of one Entity "or" another Entity shall be deemed to refer to and include the knowledge of either Entity or both Entities.

     5.25 Full Disclosure.

       (a) Neither this Agreement (including all Schedules and Exhibits hereto), nor any of the Transactional Agreements, contains any untrue statement of material fact; and none of such documents omits to state any material fact necessary to make any of the representations, warranties or other statements or information contained therein when read collectively not misleading.

       (b) There is no fact within the knowledge of PickAx (other than publicly known facts relating exclusively to political or economic matters of general applicability that will adversely affect all comparable Entities) that may have a material adverse effect on (i) the business, financial condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof) of PickAx or any of its Subsidiaries or (ii) the ability of the Named PickAx Stockholder or PickAx to comply with or perform any covenant or obligation under this Agreement or any of the other Transactional Agreements to which it is contemplated to be a party.

     PickAx has provided Omnis and the representatives of Omnis with full and complete access to all of the records and other documents and data of PickAx and PickAx Systems, and has produced all documents and related materials in response to the reasonable requests of Omnis.

     5.26 No Brokers' and Finders' Fees.

     Except for Devonshire Holdings LLC, but without intending any admission of law or fact or conceding any liability with respect to such entity and further expressly reserving all rights and remedies of

PickAx with respect thereto, (a) neither PickAx nor any person acting on its behalf has negotiated or contracted with any finder, broker, intermediary or any similar person in connection with the transactions contemplated herein; and
(b) neither PickAx nor any Affiliate thereof has incurred, nor will PickAx or any Affiliate thereof incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any Transactional Agreement or any of the Transactions contemplated hereby; and PickAx shall fully indemnify, defend and hold Omnis and the Surviving Corporation harmless from any such liabilities or claims, including but not limited to reasonable attorney's fees and costs of defense.

     5.27 Effective Dates.

     The representations and warranties of PickAx set forth in this Agreement and in any written statement or other disclosure delivered by PickAx or any representative or agent thereof under this Agreement are true in all material respects as of the date of this Agreement and further shall be true in all material respects on and as of the Closing as though made at that time.


6. Representations and Warranties of Omnis and Merger Sub.

     Except as specifically set forth in the disclosure schedule provided by Omnis and attached hereto (the "Disclosure Schedule"), the parts of which shall be numbered to correspond to the Section numbers of this Agreement, Omnis and Merger Sub hereby jointly represent and warrant to each of PickAx and the Named PickAx Stockholder as follows:

     6.1 Organization, Good Standing, Authority; Binding Nature of Agreement.

     Omnis and Merger Sub each is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to conduct business and is in both corporate and tax good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. Omnis and Merger Sub each has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted.

     6.2 [Reserved]

     6.3 Omnis Stock.

     Omnis Stock to be issued to the PickAx stockholders and upon exercise of PickAx Options and PickAx Warrants assumed by Omnis, when issued in connection with this Agreement and the other Transactional Agreements, will be duly authorized, validly issued and nonassessable, subject to applicable federal and state securities laws.

     6.4 Authority; Binding Nature of Agreements.

       (a) The execution, delivery and performance of this Agreement, the Transactional Agreements, and all other agreements and instruments contemplated to be executed and delivered by Omnis and Merger Sub in connection herewith have been duly authorized by all necessary action on the part of Omnis and Merger Sub and their respective boards of directors.

       (b) This Agreement, the Transactional Agreements, and all other agreements and instruments contemplated to be executed and delivered by Omnis and Merger Sub each constitute the legal, valid and binding obligation of Omnis and Merger Sub in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in law or equity.

       (c) There is no pending Proceeding, and, to the knowledge of Omnis or Merger Sub, no Person has threatened to commence any Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions or the ability of Omnis or Merger Sub to comply with or perform its obligations and covenants under the Transactional Agreements, and, to the knowledge of Omnis or Merger Sub, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

     6.5 Non-Contravention; Consents.

     The execution and delivery of this Agreement and the other Transactional Agreements, and the consummation of the Transactions, by Omnis and Merger Sub will not, directly or indirectly (with or without notice or lapse of time):

       (a) contravene, conflict with or result in a material violation of (i) the Certificate of Incorporation or bylaws of Omnis or Merger Sub, or (ii) any resolution adopted by the Omnis or Merger Sub Board of Directors or any committee thereof or the stockholders of Omnis or Merger Sub;

       (b) to the knowledge of Omnis or Merger Sub, contravene, conflict with or result in a material violation of, or give any Governmental Body the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any legal requirement or any Order to which Omnis or Merger Sub or any material assets owned or used by it are subject;

       (c) to the knowledge of Omnis or Merger Sub, cause any material assets owned or used by Omnis or Merger Sub to be reassessed or revalued by any taxing authority or other Governmental Body;

       (d) to the knowledge of Omnis or Merger Sub, contravene, conflict with or result in a material violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Omnis or Merger Sub or any of their respective employees or that otherwise relates to the business of Omnis or Merger Sub or to any of the material assets owned or used by Omnis;

       (e) contravene, conflict with or result in a material violation or material breach of, or material default under, any Omnis Contract or any contract to which Merger Sub is a party;

       (f) give any Person the right to any payment by Omnis or Merger Sub or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of Omnis or Merger Sub in favor of any Person; or

       (g) result in the imposition or creation of any material encumbrance upon or with respect to any material asset owned or used by Omnis or Merger Sub.

Except as set forth in Part 6.5 of the Disclosure Schedule and as expressly contemplated in this Agreement and the other Transactional Agreements, Omnis and Merger Sub will not be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with the execution and delivery of this Agreement and the other Transactional Agreements or the consummation or performance of any of the Transactions.

     6.6 [Reserved]

     6.7 Reports and Financial Statements; Absence of Certain Changes.

     Except as set forth in Part 6.7 of the Disclosure Schedule, to the knowledge of Omnis:

       (a)  Omnis  has  filed  all  reports  required  to  be filed with the SEC pursuant  to  the  Exchange  Act,  if  any,  during the three years prior to the
Agreement Date (all such reports, including those to be filed prior to the Closing Date, collectively, the "Omnis SEC Reports") and will promptly deliver to PickAx any Omnis SEC Reports filed between the Agreement Date and the Closing. All of such Omnis SEC Reports complied at the time they were filed in all material respects with applicable requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder. None of such Omnis SEC Reports, as of their respective dates (as amended through the date hereof), contained or, with respect to Omnis SEC Reports filed after the date hereof, will contain any untrue statement of a material fact or omitted or, with respect to Omnis SEC Reports filed after the date hereof, will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of Omnis included in Omnis SEC Reports comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such audited financial statements (i) were prepared from the books and records of Omnis, (ii) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of

Omnis as of the dates thereof and the results of operations and cash flows for the periods then ended. The unaudited financial statements included in Omnis
SEC Reports comply in all material respects with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements (i) were prepared from the books and records of Omnis, (ii) were prepared in accordance with GAAP applied on a consistent basis, except as otherwise permitted under the Exchange Act and the rules and regulations thereunder or except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of Omnis as of the dates thereof and the results of operations and cash flows (or changes in financial condition) for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto. The foregoing representations and warranties shall also be deemed to be made with respect to all filings made with the SEC on or before the Effective Time.

       (b) Except as specifically contemplated by this Agreement or reflected in Omnis SEC Reports, after June 29, 2000 through the date of the Agreement there has not been (i) any change or event having a material adverse effect on Omnis, (ii) any declaration setting aside or payment of any dividend or distribution with respect to the common stock of Omnis other than consistent with past practices, or (iii) any material change in Omnis's accounting principles, procedures or methods.

     6.8 Compliance with Applicable Law.

     Except as disclosed in Omnis SEC Reports filed prior to the date of this Agreement, Omnis and Merger Sub holds all licenses, franchises, permits, variances, exemptions, orders, approvals and authorizations necessary for the lawful conduct of its business in the United States and the United Kingdom under and pursuant to, and the businesses of Omnis and Merger Sub are not being conducted in violation of, any provision of any federal, state, local or other statute, law, ordinance, rule, regulation, judgment, decree, order, concession, grant, franchise, permit or license or other governmental authorization or approval or the United States or United Kingdom or any political subdivision thereof applicable to Omnis or Merger Sub, except to the extent that the failure or violation would not in the aggregate have a material adverse effect.


     6.9 Complete Copies of Requested Reports.

     Omnis and Merger Sub each has delivered or made available (through public sources or directly) true and complete copies of each document that has been reasonably requested by PickAx or its counsel in connection with their legal and accounting review of Omnis and Merger Sub.

     6.10 Full Disclosure.

       (a) Neither this Agreement (including all Schedules and Exhibits hereto) nor any of the Transactional Agreements contemplated to be executed and delivered by Omnis or Merger Sub in connection with this Agreement contains any untrue statement of material fact; and none of such documents omits to state any material fact necessary to make any of the representations, warranties or other statements or information contained therein not misleading.

       (b) All other information regarding Omnis and Merger Sub and the business, condition, assets, liabilities, operations, financial performance, net income and prospects of either that has been furnished to PickAx or any of its representatives by or on behalf of Omnis or Merger Sub or any of their representatives, is accurate and complete in all material respects.

     6.11 Contracts.

       (a) Except as set forth in Part 6.11 of the Disclosure Schedule, no Omnis Contracts have come into existence since June 30, 2000 that will be required to be filed as exhibits to Omnis's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, other than this Agreement and any Transaction Agreements.

       (b) Omnis has previously made available for inspection and copying to PickAx complete and correct copies (or, in the case of oral contracts, a complete and correct description) of each Omnis Contract (and any amendments or supplements thereto) listed on Part 6.11 of the Disclosure Schedule. Except as set forth on Part 6.11 of the Disclosure Schedule, (i) each Omnis Contract listed is in full force and effect; (ii) neither Omnis nor, to its knowledge, any other party is in material default under any such Omnis Contract, and no event has occurred which constitutes, or with the lapse of time or the giving of notice or both would constitute, a material default, (iii) to the knowledge of Omnis, there are no material disputes or disagreements between Omnis and any other party with respect to any such Omnis Contract, and (iv) each other party to each such Omnis Contract has consented or been given notice (or prior to the Closing Date shall have consented or been given notice), where such consent or the giving of such notice is necessary, sufficient that such Omnis Contract shall remain in full force and effect following the consummation of the Transactions, without material modification in the rights or obligations of Omnis thereunder.

     6.12 Effective Dates.

     The representations and warranties of Omnis and Merger Sub set forth in this Agreement and in any written statement or other disclosure delivered by Omnis or Merger Sub or any representative or agent thereof under this Agreement are true in all material respects as of the date of this Agreement and further shall be true in all material respects on and as of the Closing as though made at that time.


7. Pre-Closing Covenants of PickAx and the Named PickAx Stockholder.

     7.1 Corporate Proceedings; Stockholder Approval.

     The Named PickAx Stockholder and PickAx shall ensure that resolutions (in form and substance satisfactory to Omnis) of the PickAx Board approving or adopting this Agreement, the other Transactional Agreements and the
Transactions and recommending approval by PickAx's stockholders of the Agreement, the other Transactional Agreements and the Transactions, and authorizing or approving all necessary further action by the officers of PickAx, are passed as necessary pursuant to applicable law. PickAx, acting through the PickAx Board, shall, in accordance with all applicable legal requirements and its Certificate of Incorporation and Bylaws (i) promptly and duly call, give notice of, convene and hold as soon as practicable a meeting (or solicit an action by written consent in lieu thereof) of its stockholders for the purpose of voting to approve and adopt the Merger and this Agreement and the other Transactional Agreements to which PickAx is a party, and (ii) recommend approval and adoption of the Merger and this Agreement and the other Transactional Agreements to which PickAx is a party by PickAx's stockholders and take all lawful action to solicit such approval. At the time this Agreement is executed and delivered by PickAx, PickAx further shall deliver to Omnis a Voting Trust Agreement in substantially the form of Exhibit I, duly executed by the Named PickAx Stockholder.

     7.2 Access and Investigation.

     PickAx shall ensure that, at all times during the Pre-Closing Period:

       (a) PickAx and its representatives provide Omnis and its representatives with such copies of existing books, records, Tax Returns, work papers and other documents and information relating to PickAx or its Subsidiaries as Omnis may reasonably request in good faith; and

       (b) PickAx and its representatives compile and provide Omnis and its representatives with such additional financial, operating and other data and information regarding PickAx or its Subsidiaries as Omnis may reasonably request in good faith.

     7.3 Operation of Business.

     PickAx and the Named PickAx Stockholder shall ensure that, during the Pre-Closing Period:

       (a) The Named PickAx Stockholder shall not directly or indirectly sell or otherwise transfer, or offer, agree or commit (in writing or otherwise) to sell or otherwise transfer, any of his Stock or any interest in or right relating to any of his PickAx Stock;

       (b) The Named PickAx Stockholder shall not permit, or offer, agree or commit (in writing or otherwise) to permit, any of the PickAx Stock to become subject, directly or indirectly, to any encumbrance;

       (c) PickAx and each of its Subsidiaries conduct their operations exclusively in the Ordinary Course of Business and in the same manner as such operations have been conducted prior to the date of this Agreement;

       (d) PickAx and each of its Subsidiaries preserve intact their current business organization, keeps available the services of its current officers and employees and maintains its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with PickAx or any of its Subsidiaries;

       (e) Except as set forth on Part 7.3(e) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities, except for shares for which PickAx has a repurchase right under the Option Plan;

       (f) Except as set forth on Part 7.3(f) of the Disclosure Schedule, PickAx and its Subsidiaries do not sell or otherwise issue (or grant any warrants, options or other rights to purchase) any shares of capital stock or any other securities, unless approved in advance in writing by Omnis;

       (g) Neither PickAx nor any of its Subsidiaries amend their respective Certificates of Incorporation or Bylaws, or enter into any agreement regarding or effect or become a party to any Acquisition Transaction (other than this Merger), recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction, or enter into any transaction or take any other action of the type referred to in Section 5.22(c) through (n);

       (h) Neither PickAx nor any of its Subsidiaries form any subsidiary or acquire any equity interest or other interest in any other Entity;

       (i) Except as set forth on Part 7.3(i) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries make any capital expenditure, except for capital expenditures made in the Ordinary Course of Business that, when added to all other capital expenditures made on behalf of PickAx and its Subsidiaries during the Pre-Closing Period, do not exceed Ten Thousand Dollars ($10,000), unless approved in advance in writing by Omnis;

       (j) Except as set forth on Part 7.3(j) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries enter into, or permit any of the material assets owned or used by PickAx or any of its Subsidiaries to become bound by, any Contract;

       (k) Except as set forth on Part 7.3(k) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries incur, assume or otherwise become subject to any Liability, except for current liabilities incurred in the Ordinary Course of Business, unless approved in advance in writing by Omnis;

       (l) Neither PickAx nor any of its Subsidiaries establish or adopt any Employee Benefit Plan, or pay any bonus or make any profit-sharing or similar payment to, or materially increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than annual adjustments made in the Ordinary Course of Business;

       (m) Neither PickAx nor any of its Subsidiaries change any of its methods of accounting or accounting practices in any respect;

       (n) Neither PickAx nor any of its Subsidiaries make any Tax election;

       (o) Except as set forth on Part 7.3(o) of the Disclosure Schedule, neither PickAx nor any of its Subsidiaries commence any Proceeding; and

       (p) None of the Named PickAx Stockholder, PickAx or any of its Subsidiaries agrees, commits or offers (in writing or otherwise) or attempts to take any of the actions described in the preceding clauses of this Section 7.3.


     7.4 Filings and Consents.

     PickAx and the Named PickAx Stockholder shall ensure that:

       (a) each filing or notice required to be made or given (pursuant to any applicable legal requirement, Order or Contract, or otherwise) by PickAx or any PickAx Stockholder in connection with the execution and delivery of any of the Transactional Agreements or in connection with the consummation or performance of any of the Transactions (including each of the filings and notices identified in Part 5.4 of the Disclosure Schedule) is made or given as soon as possible after the date of this Agreement and prior to the Closing;

       (b) each Consent required to be obtained (pursuant to any applicable legal requirement, Order or Contract, or otherwise) by PickAx or the Named PickAx Stockholder in connection with the execution and delivery of any of the Transactional Agreements or in connection with the consummation or performance of any of the Transactions (including each of the Consents identified in Part
5.4 of the Disclosure Schedule) is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

       (c)  PickAx  promptly  delivers to Omnis a copy of each filing made, each
notice   given  and  each  Consent  obtained  by  PickAx  or  the  Named  PickAx
Stockholder during the Pre-Closing Period; and

       (d) during the Pre-Closing Period, PickAx and its representatives cooperate with Omnis and with Omnis's representatives, and prepare and execute and deliver such documents and instruments and take such other actions as Omnis may request in good faith, in connection with any filing, notice or Consent that Omnis is required or elects to make, give or obtain.

     7.5 Notification; Updates to Disclosure Schedule.

       (a)   During   the  Pre-Closing  Period,  PickAx  and  the  Named  PickAx
Stockholder shall promptly notify Omnis in writing of:

         (i) The discovery by PickAx or the Named PickAx Stockholder of any event, matter, condition, fact or circumstance that constitutes a material breach of any representation or warranty of PickAx or any PickAx stockholder in this Agreement or in any of the other Transactional Agreements;

         (ii) The discovery of any material breach of any covenant or obligation of PickAx or any PickAx stockholder; and

         (iii) Any event, matter, condition, fact or circumstance known to PickAx or any PickAx stockholder that may make the timely satisfaction of any of the conditions set forth in Section 4.1 hereof impossible or unlikely.

       (b) If any event, matter, condition, fact or circumstance that is required to be disclosed pursuant to Section 7.5(a) requires any change in the Disclosure Schedule, or if any such event, matter, condition, fact or circumstance would require such a change assuming the Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, matter, condition, fact or circumstance, then PickAx and the Named PickAx Stockholder shall promptly deliver to Omnis an update to the Disclosure Schedule (a "Disclosure Schedule Update") specifying such change. Such Disclosure Schedule Update shall be deemed to supplement or amend the Disclosure Schedule for the purpose of (i) determining the accuracy of any of the representations and warranties made by PickAx or the Named PickAx Stockholder in this Agreement as of the Closing, or (ii) determining whether the conditions set forth in Section 4.1 have been satisfied, unless objected to in writing by Omnis.

     7.6 No Plan Amendments.

     During the Pre-Closing Period, PickAx shall not amend or modify or cause the amendment or modification of the terms of any Plan.

     7.7 Best Efforts.

     During the Pre-Closing Period, PickAx and the Named PickAx Stockholder shall use their Best Efforts to cause the conditions set forth in Section 4.1 to be satisfied on a timely basis, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties set forth in
Section 5 of this Agreement becoming untrue, in any of the conditions of Closing set forth in Section 4.1 not being satisfied in a timely manner.

     7.8 No Insider Trading.

     PickAx and each PickAx stockholder agree that it or he or she shall not engage in any sales or purchases of Omnis Common Stock (a) prior to the public announcement of this Agreement and the transactions contemplated hereby, or (b) during any period such person or entity possesses material nonpublic information relating to Omnis. Each of PickAx and each PickAx stockholder agrees further (i) shall not disclose any material nonpublic information relating to Omnis to any other person (including but not limited to family members) where such information may be used by such person to profit by trading in any Omnis securities, or (ii) make recommendations or express opinions on the basis of such material nonpublic information as to trading in any Omnis securities. All such material nonpublic information shall be part of the Confidential Information of Omnis hereunder. PickAx and each PickAx stockholder each acknowledges that trading in Omnis securities based on material nonpublic information is a violation of United States federal securities laws, and may subject the violator to severe civil and criminal penalties.


8. Pre-Closing Covenants of Omnis and Merger Sub.

     8.1 Corporate Proceedings.

       (a) Omnis shall ensure that resolutions (in form and substance satisfactory to PickAx) of the Omnis Board of Directors ("Omnis Board") approving or adopting this Agreement, the other Transactional Agreements and the Transactions and recommending approval by Omnis's stockholders of the Agreement, the other Transactional Agreements and the Transactions, and authorizing or approving all necessary further action by the officers of Omnis, are passed as necessary pursuant to applicable law. Omnis, acting through the Omnis Board, shall, in accordance with all applicable legal requirements and its Certificate of Incorporation and Bylaws (i) promptly and duly solicit its stockholders for the purpose of voting to approve and adopt the Merger and this Agreement and the other Transactional Agreements to which Omnis is a party, and
(ii) recommend approval and adoption of the Merger and this Agreement and the other Transactional Agreements to which Omnis is a party by the stockholders of Omnis and take all lawful action to solicit such approval as required.

       (b) Merger Sub shall ensure that resolutions (in form and substance satisfactory to PickAx) of the Merger Sub Board of Directors ("Merger Sub Board") approving or adopting this Agreement, the other Transactional
Agreements and the Transactions and recommending approval by Merger Sub's stockholders of the Agreement, the other Transactional Agreements and the Transactions, and authorizing or approving all necessary further action by the officers of Merger Sub, are passed as necessary pursuant to applicable law. Merger Sub, acting through the Merger Sub Board, shall, in accordance with all applicable legal requirements and its Certificate of Incorporation and Bylaws
(i) promptly and duly solicit its stockholders for the purpose of voting to approve and adopt the Merger and this Agreement and the other Transactional Agreements to which Merger Sub is a party, and (ii) recommend approval and adoption of the Merger and this Agreement and the other Transactional Agreements to which Merger Sub is a party by the stockholders of Merger Sub and take all lawful action to solicit such approval as required.

     8.2 Access and Investigation.

     Omnis   and  Merger  Sub  shall  ensure  that,  at  all  times  during  the
Pre-Closing Period:

       (a) Omnis and its representatives provide PickAx and its representatives with such copies of existing books, records, Tax Returns, work papers and other documents and information relating to Omnis as PickAx may request in good faith; and

       (b) Omnis and its representatives compile and provide PickAx and its representatives with such additional financial, operating and other data and information regarding Omnis as PickAx may request in good faith.

     8.3 Filings and Consents.

     Omnis and Merger Sub shall ensure that:

       (a) Each filing or notice required to be made or given (pursuant to any applicable legal requirement, Order or Contract, or otherwise) by Omnis or Merger Sub in connection with the execution and delivery of any of the Transactional Agreements or in connection with the consummation or performance of any of the Transactions is made or given as soon as possible after the date of this Agreement;

       (b) Each Consent required to be obtained (pursuant to any applicable legal requirement, Order or Contract, or otherwise) by Omnis or Merger Sub in connection with the execution and delivery of any of the Transactional Agreements or in connection with the consummation or performance of any of the Transactions is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

       (c) Omnis and Merger Sub promptly deliver to PickAx a copy of each filing made, each material notice given and each material Consent obtained by Omnis or Merger Sub during the Pre-Closing Period; and

       (d) during the Pre-Closing Period, Omnis and Merger Sub and the representatives of either cooperate with PickAx and its representatives, and prepare and execute and deliver such documents and instruments and take such other actions as PickAx may request in good faith, in connection with any filing, notice or Consent that PickAx is required or elects to make, give or obtain consistent with this Agreement.

     8.4 Notification.

     During the Pre-Closing Period, Omnis and Merger Sub shall promptly notify PickAx in writing of:

       (a) the discovery by Omnis or Merger Sub of any event, condition, fact or circumstance that constitutes a breach of any representation or warranty made by Omnis or Merger Sub in this Agreement or in any of the other Transactional Agreements;

       (b) the discovery of any material breach of any covenant or obligation of Omnis or Merger Sub; and

       (c) any event, matter, condition, fact or circumstance known to Omnis or Merger Sub that may make the timely satisfaction of any of the conditions set forth in Section 4.2 impossible or unlikely.

     8.5 Best Efforts.

     During the Pre-Closing Period, Omnis and Merger Sub each shall use its Best Efforts to cause the conditions set forth in Section 4.2 to be satisfied on a timely basis, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of 4 the representations and warranties set forth in Section 6 of this Agreement becoming untrue or in any of the conditions of Closing set forth in
Section 4.2 not being satisfied in a timely manner.


9. Other Agreements.
     9.1 Registration of PickAx Options.

     Omnis agrees that as soon as reasonably practicable after the Closing Date, but in no event later than thirty (30) days following the Closing Date, it will cause to be filed one or more registration statements on Form S-8 under the Securities Act, or amendments to its existing registration statements on Form S-8, in order to register the shares of Omnis Common Stock issuable upon exercise of the aforesaid converted PickAx Options.

     9.2 Change of Names, Ticker Symbol and Address.

     Omnis agrees that as soon as reasonably practicable after the Closing Date, but in no event later than twenty (20) days following the Closing Date, it will cause to be filed one or more forms and/or applications with the appropriate authorities requesting:

   a. a change of corporate name from Omnis Technology, Inc. to "Raining Data Corporation"; provided however that should the merger transaction contemplated herein fail to close, all ownership and rights to the name, trademark and logo "Raining Data" shall remain with PickAx and not be transferred or conveyed to Omnis;

   b. a change of corporate name from PickAx to "Raining Data Technologies, Inc." or a similar name as determined by the Board of Directors of Omnis following the Closing;

   c. a change of Omnis's NASDAQ ticker symbol to "RDTA" or another available symbol that is mutually acceptable to the parties; and

   d. a change of corporate address from 981 Industrial Way, San Carlos, California 94070 to 1691 Browning, Irvine California 92606.

     9.3 Confidentiality.

     Each of the parties hereto hereby agrees to and reaffirms the terms and provisions of the Mutual Nondisclosure Agreement by and between Omnis and PickAx and Pick Systems, dated as of March 28, 2000.

     9.4 Public Disclosure.

     Unless otherwise required by law (including, without limitation, securities laws) or, as to Omnis, by the rules and regulations of the National Association of Securities Dealers, Inc. (NASD), and further subject to Section
7.8 hereof concerning insider trading prohibitions, prior to the Effective Time no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement or any Transactional Agreement shall be made by any party hereto unless approved by Omnis and PickAx prior to release; provided however that such approval shall not be unreasonably withheld, provided further that the parties agree and understand that certain disclosures regarding the Transactions may be made to (i) employees of Omnis and PickAx, (ii) third parties whose consent or approval may be required in connection with the Transactions, and (iii) the professional advisors of Omnis, Merger Sub, PickAx and the Named PickAx Stockholder, in each case without any prior written consent.

     9.5 No Inconsistent Action.

     None of Omnis, Merger Sub, PickAx, the Named PickAx Stockholder or the Surviving Corporation shall take any action inconsistent with the treatment of the Merger as a reorganization under Section 368(a)(2)(E) of the Code.

     9.6 Restrictive Legend.

     All certificates representing Omnis Stock deliverable to the PickAx stockholders pursuant to this Agreement and any certificates subsequently issued with respect thereto or in substitution therefor, unless a sale, transfer or other disposition is executed pursuant to one or more of the alternative conditions set forth in Section 5.21(n) or in the Investment Representation Statement shall have occurred, or unless the conditions of paragraph (k) of Rule 144 promulgated under the Securities Act shall have been satisfied, shall bear a legend substantially as follows, in addition to any legend Omnis determines in its sole judgment is required pursuant to any applicable legal requirement:

   "The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act of 1933, as amended, and the other conditions specified in that certain Agreement and Plan of Merger dated as of August _____, 2000 and that certain Registration Rights Agreement dated as of September ___, 2000, copies of each of which the Company will furnish, without charge, to the holder of this certificate upon written request therefor."

     Omnis, at its discretion, may cause a stop transfer order to be placed with its transfer agent(s) with respect to the certificates for Omnis Stock but not as to the certificates for any part of Omnis Stock as to which said legend is no longer appropriate when one or more of the alternatives set forth in
Section 5.21(n) shall have been satisfied or the conditions of paragraph (k) of Rule 144 promulgated under the Securities Act shall have been satisfied.

     9.7 Certain Tax and Other Matters.

       (a)   The   parties   hereto   adopt   this   Agreement  as  a  "plan  of
reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Department of the Treasury Regulations.

       (b) Omnis and Merger Sub each further represents, warrants, covenants and agrees as follows:

         (i) Omnis and Merger Sub are not aware of any facts or circumstances that would cause the Merger to not qualify as a reorganization within the meaning of the provisions of Section 368(a)(2)(E) of the Code or cause this Agreement to not constitute a plan of reorganization for purposes of Section 368 of the Code.

         (ii) Following the Merger, Omnis and the Surviving Corporation agrees to report the Merger as a reorganization within the meaning of Section 368(a)(2)(E) of the Code, unless otherwise required by law or unless advised in writing by counsel to Omnis that the Merger will not qualify as such a reorganization.

         (iii) Omnis has no current plan or intention to sell or otherwise dispose of any of the assets of PickAx acquired in the Merger, except for dispositions made in the Ordinary Course of Business or transfers permitted under Section 368(a)(2)(C) of the Code or prescribed by Treas. Reg. Section 1.368-1(d).

         (iv) Following the Merger, the historic business of Omnis will be continued or a significant portion of Omnis's historic business assets will be used in a business.

         (v)  Following  the  Merger,  Omnis will comply with the record-keeping
and   information  filing  requirements  of  Section  1.368-3  of  the  Treasury
Regulations.

       (c) PickAx and the Named PickAx Stockholder each further represents, warrants, covenants and agrees as follows:

         (i) PickAx or the Named PickAx Stockholder is not aware of any facts or circumstances that would cause the Merger to not qualify as a reorganization within the meaning of the provisions of Section 368(a)(2)(E) of the Code or cause this Agreement to not constitute a plan of reorganization for purposes of
Section 368 of the Code.

         (ii) Following the Merger, the PickAx stockholders will report the Merger as a "reorganization" within the meaning of Section 368(a)(2)(E) of the Code, unless otherwise required by law or unless advised in writing by counsel to the PickAx stockholders that the Merger does not constitute such a reorganization.

         (iii) The liabilities of PickAx, if any, and the liabilities to which the assets of PickAx are subject, if any, were or will be incurred by PickAx in the Ordinary Course of Business.

         (iv) PickAx and each of the PickAx stockholders will pay all of their own costs and expenses incurred in connection with the Merger, including all tax liabilities of any kind incurred thereby.

         (v) PickAx is not under the jurisdiction of a court in a "title 11 or similar case," within the meaning of Section 368(a)(3)(A) of the Code.

         (vi) PickAx is not an investment company for purposes of Section 368(a)(2)(F) of the Code.

         (vii) None of the employee compensation received by any PickAx stockholder-employees of PickAx is or will be separate consideration for, or allocable to, any of their shares of PickAx Stock to be surrendered in the Merger. None of Omnis Stock received by any PickAx stockholder-employee of PickAx in the Merger will be separate consideration for, or allocable to, any employment, consulting or similar arrangement. Any compensation paid or to be paid to any PickAx stockholder who will be an employee or who will provide advisory services for PickAx, Omnis or any affiliate thereof after the Merger will be determined by bargaining at arm's length.

         (viii) PickAx's business conducted immediately before the Effective Time will be its "historic business" and its assets held immediately before the Effective Time will be its "historic business assets" for purposes of Section 368 of the Code.


10. Termination.

     10.1 Termination Events.

     This Agreement may be terminated prior to Closing:

         (a) by Omnis if there is a material breach of any covenant or obligation of PickAx or the Named PickAx Stockholder contained in any of the Transactional Agreements or in the Voting Trust Agreement and such breach has not been cured within ten (10) business days after written notice of such breach is given to PickAx;

       (b) by PickAx if there is a material breach of any covenant or obligation of Omnis contained in any of the Transactional Agreements and such breach has not been cured within ten (10) business days after written notice of such breach is given to Omnis;

       (c) by either Omnis or PickAx if the Closing has not taken place on or before December 1, 2000 due to no fault of the terminating party; or

       (d) by the mutual written consent of Omnis and PickAx.

     10.2 Termination Procedures.

     If Omnis desires to terminate this Agreement pursuant to Section 10.1(a) or Section 10.1(c), Omnis shall deliver to PickAx and the Named PickAx Stockholder a written notice stating that Omnis is terminating this Agreement and setting forth a brief description of the basis on which Omnis is terminating this Agreement. If PickAx desires to terminate this Agreement pursuant to Section 10.1(b) or Section 10.1(c), PickAx shall deliver to Omnis a written notice stating that PickAx is terminating this Agreement and setting forth a brief description of the basis on which PickAx is terminating this Agreement.

     10.3 Effect of Termination.

     If this Agreement is terminated pursuant to Section 10.1, all further obligations of the parties under this Agreement shall terminate; provided however that notwithstanding the foregoing, each party shall remain liable for any breaches or violations of this Agreement at or prior to its termination and provided further that Sections 9.3, 9.4, 10, 11.1, 12.2, 12.3, 12.5, 12.6 and
12.11 shall survive the termination of this Agreement.

     10.4 Exclusivity of Termination Rights.

     Except to the extent termination occurs due to the bad faith of the other party, the termination rights and obligations provided in this Section 10 shall be deemed to be exclusive. Subject to the provisions of Section 10.3, the parties shall not have any other or further Liabilities to or with respect to one another by reason of the termination of this Agreement.


11. Survival; Pledge of Shares and Security Interest.

     11.1 Survival of Representations and Covenants.

       (a) The representations and warranties of each party set forth in this Agreement or any other Transactional Agreement or any Exhibit or Schedule shall survive for a period of twelve (12) months from the Closing Date and thereafter shall be deemed fully satisfied and waived for all purposes, provided however that notwithstanding the foregoing, (i) such limitation shall not apply to any act of fraud or intentional concealment by any such person; (ii) such limitation shall not apply to any tax or environmental representation or warranty, which shall survive until the expiration of the applicable statutes of limitation; and (iii) any claim, action or cause of action for any breach or violation of any such representation or warranty shall not terminate and shall survive until the respective rights and obligations of the relevant parties are fully discharged and satisfied, subject to applicable statutes of limitation.

       (b)   Except   as   qualified   by   the   Disclosure   Schedules,   the
representations, warranties, covenants and obligations of the respective parties, and the rights and remedies that may be exercised by any of them, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by, or the Knowledge of, any of the other parties or their respective representatives.

       (c) For purposes of this Agreement, although each statement or other item of information set forth in the Disclosure Schedules qualifies the specific representation and warranty to which such information refers, all such statements and other items of information set forth in the Disclosure Schedules shall be deemed to be a representation and warranty made by PickAx and the Named PickAx Stockholder, respectively, in this Agreement.

     11.2 Pledge of Holdback Shares; Indemnity; Security Interest.

       (a) Pledge of Collateral. As collateral security for full and timely performance and non-breach of the Secured Obligations (as such term is defined below), the Named PickAx Stockholder (the "Pledgor") hereby pledges and grants Omnis as the secured party (for purposes of this Section the "Secured Party") a security interest in, and assigns, transfers and pledges to the Secured Party, the following securities and other property:

         (i) Pledgor's portion of the Holdback Shares delivered to and deposited with the Escrow Holder pursuant to Section 3.1 (the "Pledged Shares"); and

         (ii) Any and all new, additional or different securities or other property subsequently distributed with respect to the Pledged Shares that are to be delivered to and deposited with the Secured Party or the Escrow Holder pursuant to the requirements of Section 11.2(c) hereof; and

         (iii) The proceeds of any sale, exchange or disposition of the property and securities described in the foregoing Paragraphs (i) or (ii).

     All of said securities, property and money shall be herein referred to collectively as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by Pledgor. The Collateral shall be held in accordance with the following terms and provisions of this Section 11.2.

       (b) Secured Obligations.

         (i) The Named PickAx Stockholder agrees to indemnify and hold harmless Omnis and each of its Affiliates, officers, directors, employees, agents, representatives, successors and assigns from any and against any and all claims, actions, causes of actions, losses, damages, judgments, costs or obligations (including but not limited to reasonable attorney's fees and costs of defense) related to or arising from any material breach of any of the representations, warranties or obligations of such Named PickAx Stockholder under Section 5.21 of this Agreement ("Indemnity").

         (ii) Such representations, warranties or obligations of the Named PickAx Stockholder under Section 5.21 of this Agreement and such Indemnity shall be the "Secured Obligations" of the Named PickAx Stockholder for purposes hereof.

         (iii) All reasonable costs and expenses (including reasonable attorneys fees) incurred by the Secured Party or the Escrow Holder in the exercise or enforcement of any right, power or remedy granted it under this
Section 11.2 shall become part of the Secured Obligations and shall constitute a personal liability of Pledgor.

       (c) Rights and Powers. The Secured Party may, without obligation to do so, exercise any one or more of the following rights and powers with respect to the Collateral directly or by written notice to the Escrow Holder:

         (i) Accept in its discretion, but subject to the applicable limitations of Section 11.2(e) hereof, other property of Pledgor in exchange for all or part of the Collateral and release the Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Secured Party or the Escrow Holder as substitute security for the Secured Obligations;

         (ii) Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement;

         (iii) If there is an Event of Default, transfer record ownership of the Collateral to the Secured Party (or cancel Pledged Shares, as the case may be) or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral; and

     (iv) Any and all other rights or remedies of a secured party as otherwise provided herein.

     Any action by the Secured Party or the Escrow Holder pursuant to the provisions of this Subsection (c) may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the Secured Obligations. Neither the Secured Party nor the

Escrow Holder shall be obligated to take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Secured Party determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Secured Obligations. Any cash sums that the Secured Party may receive in the exercise of its rights and powers under this Subsection (c) shall be applied to the payment of the Secured Obligations, in such order of application as the Secured Party deems appropriate. Any remaining cash shall be paid over to Pledgor.

       (d) Duty of Pledgor to Deposit. Any new, additional or different securities that may now or hereafter become distributable with respect to the Collateral during the period of the Security Interest by reason of (i) any stock dividend, stock split, conversion or reclassification of the capital stock of Omnis or (ii) any merger, consolidation or other reorganization affecting the capital structure of Omnis shall be delivered to the Escrow Holder, and if delivered to Pledgor, upon receipt thereof shall be promptly delivered to and deposited with the Escrow Holder as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

       (e) Release of Collateral; Transfer Date. As of the required date of the transfer to Pledgor of the Collateral pursuant to Section 3.1(c) hereof ("Transfer Date"), the Secured Party shall instruct the Escrow Holder to concurrently reconvey, retransfer and cause the Collateral to be delivered to Pledgor and any and all instruments related thereto (including without limitation any stock certificate or certificates representing the Collateral), and the security interest in the Collateral granted hereby shall be released and terminated; subject to any and all rights or remedies lawfully exercised by the Secured Party against the Collateral prior to said Transfer Date; and provided further that in the event the Secured Party or the Escrow Holder or other essential party is prevented by court order or other process of law from fully exercising the rights and remedies of the Secured Party with respect to the Collateral at any time prior to or as of said Transfer Date (collectively "Restrictions"), then the "Transfer Date" shall be the thirtieth (30th) day following the last date of the termination of such Restrictions.

       (f) Events of Default. An "Event of Default" shall have occurred upon the breach of any Secured Obligation of the Named PickAx Stockholder. Upon the occurrence of an Event of Default:

         (i) The Secured Party directly or by written notice to the Escrow Holder may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full or partial payment of the Secured Obligations.

         (ii) Without limiting the foregoing, Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The
Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured
Party accepts the first offer received and does not offer the Collateral to more than one offeree. Until such time as the Pledged Shares are registered with the SEC under the Securities Act, the Secured Party may, at its option, elect not to require Pledgor to register the offering or sale of all or any part of the Pledged Shares under the provisions of the Securities Act and may therefore be compelled, with respect to any sale of all or any part of the Pledged Shares, to limit purchasers to those who will agree, among other matters, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor would agree to do so.

         (iii) Any proceeds realized from the disposition of the Collateral (if any) pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Secured Party in connection with the disposition, then to the payment of the Secured Obligations. Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all Secured Obligations of Pledgor, then Pledgor shall remain personally liable for the resulting deficiency.

       (g) Other Remedies. The rights, powers and remedies granted to the Secured Party and Pledgor pursuant to the provisions of this Section 11.2 shall be in addition to all rights, powers and remedies granted to said parties under this Agreement or under any statute or rule of law. To the fullest extent allowable by law, the provisions of this Section shall be binding on each of the parties notwithstanding any contrary provision of applicable law, including without limitation, Section 9505(2) of the California Uniform Commercial Code or Section 701.040 of the California Code of Civil Procedure, as amended or superseded.

       (h) Attorney-in-Fact. The Secured Party is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Secured Party reasonably may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.


12. Miscellaneous.

     12.1 Further Assurances.

     Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the Transactions.


     12.2 Fees and Expenses.

     Subject to the provisions of this Agreement, each of Omnis, PickAx and the Named PickAx Stockholder shall separately bear and pay all fees, costs and expenses that have been incurred or that are in the future incurred by or on behalf of such party in connection with the Transactions.

     12.3 Attorneys' Fees.

     If any legal action or other legal proceeding (including arbitration) relating to the Transactions or the enforcement of any provision of any of the Transactional Agreements is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

     12.4 Other Taxes.

     In addition to their other obligations hereunder, the PickAx stockholders shall be responsible for sales, use and transfer taxes, including but not limited to any value added, stock transfer, gross receipts, stamp duty and real, personal or intangible property transfer taxes, due by reason of the consummation of the Transactions, including but not limited to any interest or penalties in respect thereof.

     12.5 Governing Law.

     This Agreement is to be construed in accordance with and governed by the laws of the State of California (as permitted by Section 1646.5 of the California Civil Code or any similar successor provision), without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of California to the rights and duties of the parties; provided however that notwithstanding the foregoing the rights of any person as a stockholder shall be governed by the laws of the State of Delaware.

     12.6 Successors and Assigns.

     This Agreement shall inure to the benefit of, and be binding upon, each of the parties and their respective predecessors, successors, assigns, directors, officers, employees, agents, representatives, Affiliates, spouses, heirs, executors and administrators. None of the parties hereto may assign any of its or their rights or obligations hereunder to any other party (by contract, operation of law or otherwise) without the prior written consent of the other, which consent shall not be unreasonably withheld, and any attempted assignment in violation thereof shall be void and of no effect; provided however that Omnis may assign its rights and obligations hereunder in connection with the subsequent merger or acquisition of a controlling stock interest or all or substantially all of the assets of Omnis.

     12.7 Entire Agreement.

     The Transactional Agreements, the Schedules and the Exhibits thereto and the other documents contemplated expressly thereby constitute the full and entire understanding and agreement among the parties thereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings among or between any of the Parties relating to the subject matter hereof and thereof; provided however that in the event of any conflict the terms of this Agreement shall prevail.

     12.8 Severability.

     In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12.9 Amendments.

     This Agreement may be amended or modified in writing by the consent of Omnis and PickAx without the consent of the Named PickAx Stockholder, unless such amendment or modification would be materially advise to the Named PickAx Stockholder. Any amendment or modification effected pursuant to this Section
12.9 shall be binding upon the Named PickAx Stockholder, PickAx and Omnis. The Boards of Directors of Omnis and PickAx and Merger Sub further may terminate or amend this Agreement notwithstanding prior approval of the Agreement by the stockholders of any such party to the fullest extent permitted by Section 251(d) of the Delaware General Corporation Law.

     12.10 Notices.

     Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by telecopier during business hours) to the address or telecopier number set forth beneath the name of such party below (or to such other address or telecopier number as such party shall have specified in a written notice given to the other parties hereto), with a confirming copy of any notice by telecopier sent promptly by hand, registered mail, courier or express delivery service:

If to PickAx:


    PickAx, Inc.
    1691 Browning
    Irvine, California 92606
    Attention: President
    Telecopier: (949) 250-8187

with a copy to:


    Greenberg Traurig
    1200-17th Street
    Suite 880
    Denver, Colorado 80202
    Attention: Alan Simon, Esq.
    Telecopier: (303) 572-6540

If to the Named PickAx Stockholder, to the address set forth on Schedule II hereof;

If to Omnis:


    Omnis Technology Corporation
    981 Industrial Way
    San Carlos, California 94070-4117
    Attention: President
    Telecopier: (650) 632-7130

with a copy to:


    Morrison & Foerster LLP 425 Market Street
    San Francisco, California 94105
    Attention: Stafford Matthews, Esq.
    Telecopier: (415) 268-7522

     12.11 Publicity and Use of Confidential Information.

       (a) Notwithstanding anything to the contrary contained in any agreement among the parties hereto, Omnis shall have the right to disclose PickAx's financial statements and related information, the terms of this Agreement and the identity of PickAx to potential investors of Omnis, through the use of printed offering materials or otherwise or as otherwise required by applicable legal requirements.

       (b) The Named PickAx Stockholder, on the one hand, and Omnis, on the other, shall keep strictly confidential, and shall not use, or disclose to any other Person, any non-public document or other information in the Named PickAx Stockholder's possession, on the one hand, and in Omnis's possession, on the other, that relates directly or indirectly to the business of PickAx, Omnis or any affiliate of Omnis; provided however that Omnis or the Named PickAx Stockholder may disclose such non-public information as required by any applicable law or rule to which Omnis or the Named PickAx Stockholder is subject, including the Exchange Act and the rules of the National Association of Securities Dealers, Inc.

       (c) In addition to the other restrictions hereunder, the Named PickAx Stockholder shall not issue or disseminate any press release or other publicity concerning any of the Transactions, or permit any press release or other publicity concerning any of the Transactions to be issued or otherwise disseminated by or on behalf of the Named PickAx Stockholder without Omnis's prior written consent, and the Named PickAx Stockholder shall continue to keep the terms of this Agreement and the other Transactional Agreements strictly confidential.

     12.12 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     12.13 Delays or Omissions; Waivers.

       (a) No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise or waiver of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

       (b) No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     12.14 Remedies Cumulative; Specific Performance.

     All remedies, either under this Agreement or by law or otherwise afforded to the parties hereto, shall be cumulative and not alternative. Each of the parties agrees that in the event of any breach or threatened breach by a party of any covenant, obligation or other provision set forth in this Agreement, the other party shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach.

     12.15 Headings.

     The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

     12.16 Construction.

       (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

       (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

       (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

       (d) Except as otherwise specified, all references in this Agreement to "Sections," "Exhibits" and "Schedules" are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT AND PLAN OF MERGER as of the date set forth in the first paragraph hereof.



PICKAX:                                 PICKAX, INC.,
                                        a Delaware corporation



                                        By: ________________________________
                                              Name:
                                              Title:



OMNIS:                                  OMNIS TECHNOLOGY CORPORATION,
                                        a Delaware corporation



                                        By: ________________________________
                                              Name:
                                              Title:



NAMED PICKAX STOCKHOLDER:               ____________________________________
                                        GILBERT FIGUEROA

                      INDEX OF SCHEDULES AND EXHIBITS



Schedule I       Schedule of All PickAx Stockholders, Warrants and Convertible Securities
Schedule II      Schedule of Named PickAx Stockholder
Schedule III     Schedule of PickAx and PickAx Subsidiaries Options
Schedule IV      Disclosure Schedule
Schedule V       Certain PickAx Trademarks
Schedule VI      Definition of "Accredited Investor"
Exhibit A        Certain Definitions
Exhibit B        Omnis Loan Promissory Note
Exhibit C        Astoria Warrant
Exhibit D        Form of Registration Rights Agreement
Exhibit E        Form of Legal Opinion of Greenberg Traurig
Exhibit F        Form of Investment Representation Statement
Exhibit G        Form of Legal Opinion of Morrison & Foerster LLP
Exhibit H        Financial Statements of PickAx
Exhibit I        PickAx Voting Trust Agreement

                         Agreement and Plan of Merger


                                   Exhibit A


                              CERTAIN DEFINITIONS

   For purposes of this Agreement:

     Acquisition   Transaction.   "Acquisition   Transaction"   shall  mean  any
transaction involving:

   (a) the sale or other disposition of all or any portion of the business or assets of PickAx or any of its Subsidiaries (other than in the Ordinary Course of Business);

   (b) the issuance, sale or other disposition of (i) any capital stock of PickAx or any of its Subsidiaries, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock of PickAx or any of its Subsidiaries, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock of PickAx or any of its Subsidiaries; or

   (c) any   merger,   consolidation,   business  combination,  share  exchange,
        reorganization or similar transaction involving PickAx or any of its Subsidiaries.

     Affiliate. "Affiliate" means (i) any corporation or other Person or Entity controlling, controlled by or under common control of any party or parties through the direct or indirect ownership of stock or assets, including without limitation any parent or subsidiary corporation of any party now or in the future. Without limiting the foregoing, PickAx Systems and each of the other Subsidiaries of PickAx are Affiliates of PickAx for all purposes hereof.

     Agreement. "Agreement" shall mean the Agreement and Plan of Merger to which this Exhibit A is attached (including the Disclosure Schedule and all other schedules and exhibits attached thereto), as it may be amended from time to time.

     Agreement Date. "Agreement Date" shall mean the date of the Agreement as set forth in the preamble to the Agreement.

     Astoria PickAx Convertible Debt. "Astoria PickAx Convertible Debt" shall mean that certain indebtedness of PickAx represented by the Convertible Promissory Note made by PickAx to Astoria Capital Partners, L.P. dated March 15, 2000 in the principal amount of Seventeen Million Three Hundred Thousand Dollars ($17,300,000) as of the Closing.

     Astoria  Warrant.  "Astoria Warrant" shall mean the warrant to be issued to
the   Convertible   Debt   Holder   effective  as  of  the  Effective  Time,  in
substantially the form of Exhibit C of the Agreement.

     Average Omnis Stock Price. "Average Omnis Stock Price" shall have the meaning specified in Section 3.1(b).

     Balance Sheet Date. "Balance Sheet Date" shall have the meaning specified in Section 5.8(a)(i).

     Best Efforts. "Best Efforts" shall mean the efforts that a prudent Person desiring to achieve a particular result would use in order to ensure that such result is achieved as expeditiously as possible.

     Cancellation   Notice.   "Cancellation   Notice"  shall  have  the  meaning
specified in Section 3.1(c)(v).

     Certificates. "Certificates" shall have the meaning specified in Section 3.2(a).

     Closing. "Closing" shall have the meaning specified in Section 3.4.

     Closing  Date.  "Closing  Date" shall have the meaning specified in Section
3.4.

     Closing  Shares.  "Closing  Shares  shall  have  the  meaning  specified in
Section 3.1(c).

     Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Consent.   "Consent"   shall  mean  any  approval,  consent,  ratification,
permission,  waiver or authorization (including any Governmental Authorization).

     Contract. "Contract" shall mean, with respect to any Person, any written or oral or other contract, arrangement or other agreement to which such Person is a party or by which its properties or assets may be bound or affected or under which it or its respective business, properties or assets receive benefits.

     Convertible Debt Holder. "Convertible Debt Holder" shall mean the holder of the Astoria PickAx Convertible Debt as of the Closing.

     Damages. "Damages" shall include any loss, damage, injury, decline in value, lost opportunity, Liability, settlement, judgment, award, fine, penalty, Tax, fee (including any legal fee resulting from, but not limited to, the defense of third party claims pursuant to Section 11.4 of this Agreement, expert fee, accounting fee or advisory fee), charge, cost (including any cost of investigation) or expense of any nature.

     Defined Benefit Plan. "Defined Benefit Plan" shall mean either a plan described in Section 3(35) of ERISA or a plan subject to the minimum funding standards set forth in Section 302 of ERISA and Section 412 of the Code.

     Disclosure   Schedule.   "Disclosure   Schedule"  shall  have  the  meaning
specified in the introductory paragraph to Section 5.

     Disclosure Schedule Update. "Disclosure Schedule Update" shall have the meaning specified in Section 7.5(b).

     Dissenting  Holder. "Dissenting Holder" shall have the meaning specified in
Section 3.6(a).

     Dissenting  Shares. "Dissenting Shares" shall have the meaning specified in
Section 3.6(a).

     Earn Out Date. "Earn Out Date" shall have the meaning specified in Section 3.1(c)(ii).

     Earn Out Measurement Period. "Earn Out Measurement Period" shall have the meaning specified in Section 3.1(c)(ii).

     Earn  Out  Revenue.  "Earn Out Revenue" shall have the meaning specified in
Section 3.1(c)(ii).

     Effective  Time.  "Effective  Time"  shall  have  the  meaning specified in
Section 1.2.

     Employment and Non-Competition Agreement. "Employment and Non-Competition Agreement" shall refer to the employment contract by and between Omnis and each of the Key Employees as further provided in Section 4.1(d)(ii).

     End-User  Licenses. "End-User Licenses" shall have the meaning specified in
Section 5.6.

     Entity. "Entity" shall mean any corporation (including any non profit corporation), general partnership, limited partnership, limited liability partnership, limited liability company, joint venture, joint stock company, estate, trust or other company, firm or legal entity of any kind or nature.

     Environmental Law. "Environmental Law" shall mean any federal, state, local or foreign legal requirement relating to pollution or protection of human health or the environment.

     ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     Escrow Agent. "Escrow Agent" shall have the meaning specified in Section 3.1(c)(i).

     Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     Exchange  Ratio.  "Exchange  Ratio"  shall  have  the  meaning specified in
Section 3.1(b).

     Fairness Opinion. "Fairness Opinion" means the written opinion of Alliant Partners to Omnis that concludes that the value of the total consideration paid by Omnis in the Merger and related Transactions is fair from a financial point of view to the stockholders of Omnis.

     Final Returns. "Final Returns" shall have the meaning specified in Section 12.4(b).

     Financial   Statements.  "Financial  Statements"  shall  have  the  meaning specified in Section 5.8(a).

     Fully Diluted PickAx Shares. "Fully Diluted PickAx Shares" shall mean the total of all outstanding shares of PickAx Stock plus all shares of PickAx Stock issuable upon the exercise of any PickAx Warrant or PickAx Subsidiary Warrant or PickAx Option or PickAx Subsidiary Option or other agreement or arrangement, or upon the exercise of any other conversion rights, exchange rights, warrants or options (on an as converted basis; and whether such right is exercisable immediately or only after passage of time; and as if all such rights were fully vested and accelerated and exercised on the relevant date of determination); excluding only the Astoria PickAx Convertible Debt.

     GAAP. "GAAP" shall mean generally accepted accounting principles in the United States.

     PickAx Assets. "PickAx Assets" shall mean any and all intangible and tangible assets of any kind, nature or description being transferred to Omnis hereunder as part of the Merger.

     PickAx Closing Certificate. "PickAx Closing Certificate" shall have the meaning specified in Section 4.1(c)(vi).

     PickAx   Common  Stock.  "PickAx  Common  Stock"  shall  have  the  meaning specified in Section 3.1(b).

     PickAx Contract. "PickAx Contract" shall mean any of the following agreements, contracts and commitments of PickAx and/or any of its Subsidiaries:


       (i) any employment or consulting agreement, contract or commitment with any officer or director, other than those that are terminable by PickAx or any of its Subsidiaries on no more than thirty (30) days' notice without liability or financial obligation to the PickAx or such Subsidiary;

       (ii) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, or any of the benefits of which will be increased by the occurrence of any of the Transactions or the value of any of the benefits of which will be calculated on the basis of any of the Transactions;

       (iii) any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of products of PickAx or any of its Subsidiaries in the ordinary course of business;

       (iv) any agreement, contract or commitment containing any covenant limiting in any respect the right of PickAx or any of its Subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

       (v) any agreement, contract or commitment currently in force relating to the disposition or acquisition by PickAx or any of its Subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which PickAx or any of its Subsidiaries has any material ownership interest in any corporation, partnership, joint venture or other business enterprise;

       (vi) any dealer, distributor, joint marketing or development agreement currently in force under which PickAx or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety
(90) days or less, or any material agreement pursuant to which PickAx or any of its Subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by PickAx or any of its Subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

       (vii) any agreement, contract or commitment currently in force to provide source code to any third party for any product or technology that is material to PickAx and its Subsidiaries taken as a whole;

       (viii) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any product, service or technology or any agreement, contract or commitment currently in force to sell or distribute or license or sublicense any products, service or technology except agreements with distributors or sales representative in the normal course of business cancelable without penalty upon notice of ninety (90) days or less and substantially in the form previously provided to Omnis;

       (ix)  any  mortgages, indentures, guarantees, loans or credit agreements,
security   agreements  or  other  agreements  or  instruments  relating  to  the borrowing of money or extension of credit;

       (x) any settlement agreement entered into within five (5) years prior to the date of this Agreement; or

       (xi) any other agreement, contract or commitment that calls for the payment or receipt by PickAx or any of its Subsidiaries of $250,000 or more.

     PickAx Options. "PickAx Options" shall mean any and all options granted by PickAx or PickAx Systems or any other Subsidiary of PickAx, or proposed to be granted prior to or as of the Closing, to purchase shares of PickAx Stock or other securities of PickAx, whether or not currently exercisable.

     PickAx Subsidiary Options. "PickAx Subsidiary Options" shall mean any and all options granted by PickAx or PickAx Systems or any other Subsidiary of PickAx, or proposed to be granted prior to or as of the Closing, to purchase shares of the stock or other securities of PickAx Systems or any other Subsidiary of PickAx, whether or not currently exercisable.

     PickAx  Returns.  "PickAx  Returns"  shall  have  the  meaning specified in
Section 5.14(b).

     PickAx Stock. "PickAx Stock" shall mean the PickAx Common Stock and any and all other stock or convertible securities issued or to be issued by PickAx.


     PickAx stockholders. "PickAx stockholders" shall refer to those individuals and Entities listed on Schedule I hereto as the stockholders of PickAx (or their transferees) and any and all other holders of issued and outstanding capital stock of PickAx determined immediately before the Closing.

     PickAx Subsidiary Warrants. "PickAx Subsidiary Warrants" shall mean any and all warrants, subscriptions, calls or other rights of any kind (other than PickAx Subsidiary Options) granted by PickAx or PickAx Systems or any other Subsidiary of PickAx, or proposed to be granted prior to or as of the Closing, to purchase shares of the stock or other securities of PickAx Systems or any other Subsidiary of PickAx, whether or not currently exercisable.

     PickAx Systems. "PickAx Systems" shall refer to PickAx Systems, Inc., a California corporation, which is a wholly-owned subsidiary of PickAx.

     PickAx Warrants. "PickAx Warrants" shall mean any and all warrants, subscriptions, calls or other rights of any kind (other than PickAx Options) granted by PickAx or PickAx Systems or any other Subsidiary of PickAx, or proposed to be granted prior to or as of the Closing, to purchase shares of PickAx Stock or other securities of PickAx, whether or not currently exercisable.

   Governmental Authorization. "Governmental Authorization" shall mean any:

     (a) permit, license, certificate, franchise, approval, consent, permission, clearance, waiver, certification, designation, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any legal requirement; or

     (b) right under any Contract with any Governmental Body.

     Governmental Body. "Governmental Body" shall mean any:

     (a) nation,    principality,    state,    province,    territory,   county,
           municipality, district or other jurisdiction of any nature;

     (b) federal, state, local, municipal, foreign or other government; or

     (c) individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

     Hazardous   Materials.  "Hazardous  Material"  shall  mean  any  substance, chemical, waste or other material which is or may be listed, defined or otherwise identified as hazardous, toxic or dangerous under any legal requirement, as well as any asbestos, polychlorinated biphenyls ("PCBs"), petroleum, petroleum product or by-product, crude oil, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas useable for fuel, and "source," "special nuclear," and "by-product" material as defined in the Atomic Energy Act of 1954, 42 U.S.C. \s\s 2011 et seq.

     Holdback  Shares.  "Holdback  Shares"  shall  have the meaning specified in
Section 3.1(c).

     Holdback Warrant Shares. "Holdback Warrant Shares" shall have the meaning specified in Section 3.1(e)(i).

     Intellectual   Property   Rights.   "Intellectual  Property  Rights"  shall
collectively mean each and all Patents, Patent Applications, copyrights, Trademarks, trade secrets and all other intellectual property rights of PickAx or any Subsidiary or other Affiliate thereof in or with respect to any and all of the Software or Proprietary Information or any part thereof and all derivative works hereof under the laws of any jurisdiction; including without limitation all federal, state, foreign, statutory and common law and other rights in patents, copyrights, moral rights, trademarks, trade secrets, design rights and all other intellectual property and proprietary rights therein; all domestic and foreign copyright or other intellectual property applications and registrations therefor (and any and all divisions, renewals, confirmations, continuations in whole or in part, substitutions, conversions, reissues, reexaminations, or extensions of such applications and registrations, and the right to apply for any of the foregoing); all goodwill associated therewith; all rights to causes of action and remedies related thereto (including but not limited to the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); all licenses, sublicenses and agreements related thereto; and any and all other rights and interests arising out of, in connection with or in relation to any of such assets under the laws of any jurisdiction.

     Investment Representation Statement. "Investment Representation Statement" shall refer to that certain written investment representation statement to be executed by each of the PickAx stockholders other than the Named PickAx Stockholder substantially in the form of Exhibit F attached hereto.

     Key Employees. "Key Employees" shall refer to each of Gilbert Figueroa, Richard Lauer, Scott Anderson, Mario Barrenechea and Timothy Holland.

     Leased Premises. "Leased Premises" shall mean the premises and facilities identified in Part 5.9(d) of the Disclosure Schedule.

     Liability. "Liability" shall mean any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

     Lien. "Lien" shall mean any lien, claim, security interest, charge, Liability, right, restriction, license, sublicense or other encumbrance or obligation of any kind.

     Maximum  Shares.  "Maximum  Shares"  shall  have  the  meaning specified in
Section 3.1(c).

     Maximum Warrant Shares. "Maximum Warrant Shares" shall have the meaning specified in Section 3.1(e)(i).

     Member of the Controlled Group. "Member of the Controlled Group" shall mean each trade or business, whether or not incorporated, which would be treated as a single employer with PickAx or any Subsidiary under Section 4001 of ERISA or Section 414(b), (c), (m) or (o) of the Code.

     Merger. "Merger" shall have the meaning specified in Recital A.

     Merger  Consideration.  "Merger  Consideration"  shall mean the Omnis Stock
and   options   to   purchase  Omnis  Stock  issuable  in  connection  with  the
Transactions.

     Merger Sub Common Stock. "Merger Sub Common Stock" shall have the meaning specified in Section 3.1(b).

     Merger Sub Person. "Merger Sub Person" shall mean Merger Sub and each and all of its officers, directors, employees, agents, Affiliates, representatives, stockholders, successors and assigns.

     Minimum  Earn  Out.  "Minimum Earn Out" shall have the meaning specified in
Section 3.1(c)(iii).

     Multiemployer  Plan.  "Multiemployer  Plan"  shall mean a plan described in
Section 3(37) of ERISA.

     Named PickAx Stockholder. "Named PickAx Stockholder" shall refer to the named individual listed on Schedule II hereto.

     Named PickAx Stockholder Closing Certificate. "Named PickAx Stockholder Closing Certificate" shall have the meaning specified in Section 4.1(c)(vi).

     Object code. "Object code" means a form of software code resulting from the translation or processing of source code by a computer into machine language or intermediate code, which is in a form not convenient to human understanding of the program logic, but which is appropriate for execution or interpretation by a computer.

     Option Plan. "Option Plan" shall have the meaning specified in Section 3.1(d)(i).

     Option Pool. "Option Pool" shall mean the number of shares of Common Stock reserved for the grant of options under the Option Plan.

     Order. "Order" shall mean any:

       (a) order, judgment, injunction, edict, decree, ruling, subpoena, writ or award that is or has been issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Body or any arbitrator or arbitration panel; or

       (b) Contract with any Governmental Body that is or has been entered into in connection with any Proceeding.

     Ordinary Course of Business. An action taken by or on behalf of PickAx or any of its Subsidiaries shall not be deemed to have been taken in the "Ordinary Course of Business" unless:

       (a) such action is recurring in nature, is consistent with past practices and is taken in the ordinary course of normal day to day operations of PickAx or such Subsidiary;

       (b) such action is taken in accordance with sound and prudent business practices;

       (c) such action is not required to be authorized by the stockholders of PickAx or the relevant Subsidiary or the Board of Directors or any Board committee of PickAx or the relevant Subsidiary and does not require any other separate or special authorization of any nature; and

       (d)   such   action  is  similar  in  nature  and  magnitude  to  actions customarily taken, without any separate or special authorization, in the ordinary course of the normal day to day operations of other Entities that are engaged in businesses similar to the business of PickAx or the relevant Subsidiary.

     Patent Applications. "Patent Applications" shall be defined as any and all domestic and foreign patent applications or registrations therefor filed in any country or jurisdiction and in any form (including but not limited to any and all divisions, renewals, confirmations, continuations in whole or in part, substitutions, conversions, reissues, reexaminations, or extensions of such applications and registrations, and the right to apply for any of the foregoing).

     Patents. "Patents" shall be collectively defined as any and all domestic or foreign patents issued in any country or jurisdiction, including without limitation any and all divisions, renewals, confirmations, continuations in whole or in part, substitutions, conversions, reissues, reexaminations, or extensions thereof, and the right to apply for any of the foregoing, for the full term of each such patent.

     Person. "Person" shall mean any individual, Entity or Governmental Body.

     Plans. "Plans" shall have the meaning specified in Section 5.23(a).

     Pre-Closing Period. "Pre-Closing Period" shall mean the period from the date of this Agreement until the Closing Date.

     Proceeding. "Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), hearing, inquiry, audit or investigation that is or has been commenced, brought, conducted or heard by or before, or that otherwise has involved or may involve, any Governmental Body or any arbitrator or arbitration panel.

     Proprietary Assets. "Proprietary Assets" shall collectively mean any and all Intellectual Property Rights, Proprietary Information and Software.

     Proprietary Information. "Proprietary Information" collectively means any and all technical or engineering information, know-how, Source Codes, Object Codes, computer codes, data, designs, plans, trade secrets, inventions, concepts,  products,  processes,  formulas,  specifications,  works  in process, systems, maskworks, methods, technologies or applications, franchises, intangible assets, and any and all other confidential or proprietary information or assets of PickAx or any of its Subsidiaries or other Affiliates.


     Related  Party.  Each  of  the  following  shall be deemed to be a "Related
Party":

       (a) the PickAx Stockholders;

       (b) each individual who is, or who has at any time been, an officer of the PickAx Stockholders or PickAx;

       (c) each member of the family of each of the individuals referred to in clause (b) above; and

       (d) any Entity (other than the PickAx Stockholders or PickAx) which is a Subsidiary or other Affiliate of PickAx or in which any one of the Persons referred to in clause (a), (b) or (c) above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest.

     Rights   Agreement.   "Rights   Agreement"  shall  refer  to  that  certain
Registration Rights Agreement by and among Omnis and the PickAx Stockholders substantially in the form of Exhibit B attached hereto.

     SEC.   "SEC"   shall   mean  the  United  States  Securities  and  Exchange
Commission.

     Securities Act. "Securities Act" shall mean the federal Securities Act of 1933, as amended.

     Software. "Software" means each and all of the PickAx or PickAx Systems or other PickAx Affiliate software systems and applications and other software code including but not limited to (a) all Source Code, object code, other computer code, structures, files, libraries, algorithms, flow charts, diagrams, coding sheets, developer's or programmer's notes, engineering notebooks, specifications, technical information, designs, trade secrets, inventions, ideas, know-how, products, prototypes, processes, technologies, systems, user manuals, reference manuals, support manuals, work product, work papers, test data, and all other components or materials related to or comprising any part of any such software system or application or code, whether or not in a commercial stage of development and whether now or hereafter in existence and in any form; (b) each and all derivative works, upgrades, updates, enhancements, modifications, improvements, revisions, fixes, new versions, prior versions and localized or foreign language versions thereof in any form; and (c) each and all other books, papers and records of any kind and in any form owned or created or controlled by PickAx or any of its Subsidiaries or other Affiliates relating to any such software system or application or code.

     Source Code. "Source Code" means the human readable form of the computer code of the Software and any available related source code documentation.

     Subsidiaries. "Subsidiaries" shall have the meaning specified in Section 5.1(c).

     Target  Earn  Out.  "Target  Earn  Out" shall have the meaning specified in
Section 3.1(c)(ii).

     Tax. "Tax" shall mean any tax (including any income tax, franchise tax, capital gains tax, estimated tax, gross receipts tax, value added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, occupation tax, inventory tax, occupancy tax, withholding tax or payroll tax), levy, assessment, tariff, impost, imposition, toll, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), that is, has been or in the future may be (a) imposed, assessed or collected by or under the authority of any Governmental Body, or (b) payable pursuant to any tax sharing agreement or similar Contract.

     Tax Return. "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information that is, has been or in the future may be filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any legal requirement relating to any Tax.

     Trademarks. "Trademarks" collectively shall mean all of the trademarks, trade names, product marks and logos of PickAx or any of its Subsidiaries or Affiliates, including without limitation those set forth in Exhibit V hereof, and all rights and goodwill associated therewith; including without limitation any and all trademark applications, trade names, fictitious business names, service marks (whether registered or unregistered), or service mark applications.

     Transaction Expenses. "Transaction Expenses" shall mean all fees, costs and expenses including, without limitation all attorneys' fees, that have been incurred or that are in the future incurred by or on behalf of PickAx or the PickAx Stockholders in connection with the sale of the Stock and the preparation, execution and delivery of the Transactional Agreements.

     Transactional Agreements. "Transactional Agreements" shall mean the Agreement, the Rights Agreement, the Employment and Non-Competition Agreement, the Mutual Non-Disclosure Agreement, the PickAx Stockholders and PickAx Closing Certificates, Omnis Closing Certificate, and all other agreements, certificates and instruments executed or contemplated to be executed by any of the parties hereto in connection with the Transactions.

     Transactions. "Transactions" shall mean (a) the execution and delivery of this Agreement and the other Transactional Agreements and (b) all the transactions contemplated by this Agreement and the other Transactional Agreements.

     Omnis and Merger Sub Closing Certificate. "Omnis Closing Certificate" shall have the meaning specified in Section 4.2(c)(v).

     Omnis Common Stock. "Omnis Common Stock" shall have the meaning specified in Section 3.1(b).

     Omnis Contract. "Omnis Contract" shall refer to those contracts listed pursuant to Section 6.11(b).

     Omnis Option Plan. "Omnis Option Plan" shall refer to the 1999 Stock Incentive Plan of Omnis.

     Omnis  Person.  "Omnis  Person"  shall  mean  Omnis and each and all of its
officers,    directors,    employees,   agents,   Affiliates,   representatives,
stockholders, successors and assigns.

     Omnis Stock. "Omnis Stock" shall mean the Omnis Common Stock and, in the case of any exchange of any convertible securities provided by Section 3.1(f) hereof, the equivalent convertible securities issued by Omnis thereunder.

     Omnis  SEC Reports. "Omnis SEC Reports" shall have the meaning specified in
Section 6.7(a).

     Omnis Stock. "Omnis Stock" means Omnis Common Stock and Omnis Preferred Stock.

     Unaudited Interim Balance Sheet. "Unaudited Interim Balance Sheet" shall have the meaning specified in Section 5.8(a)(ii).

     Warrant Closing Shares. "Warrant Closing Shares" shall have the meaning specified in Section 3.1(e).

                                                                      Appendix B



                               VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of August , 2000, among Omnis Technology Corporation, a Delaware corporation ("Omnis"), and the undersigned Stockholder and/or option holder (the "Stockholder") of PickAx, Inc., a Delaware corporation ("PickAx").


                                   RECITALS

     A. Omnis, Raining Merger Sub, Inc., a Delaware corporation, PickAx and certain of the stockholders of PickAx have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides for the merger (the "Merger") of PickAx and Raining Merger Sub, Inc. as a reverse triangular merger. Pursuant to the Merger, all outstanding capital stock of PickAx shall be converted into the right to receive common stock of Omnis, as set forth in the Merger Agreement;

     B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of PickAx and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement; and

     C. In consideration of the execution of the Merger Agreement by Omnis, Stockholder (in his, her or its capacity as such) agrees to vote the Shares (as defined below) and other such shares of capital stock of PickAx over which Stockholder has voting power so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this
Agreement:

       (a) "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to
   Section 10 thereof, or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

       (b) "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

       (c) "Shares" shall mean: (i) all securities of PickAx (including all shares of Common Stock and all Company Options, warrants and other rights to acquire shares of Common Stock) owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of PickAx (including all additional shares of Common Stock and all additional Company Options, warrants and other rights to acquire shares of Common Stock) of which Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date.

       (d) Transfer. A Person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

     2. Transfer of Shares.

       (a) Transferee of Shares to be Bound by this Agreement. Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Shares to be effected unless such Transfer is in accordance with any affiliate agreement between Stockholder and Omnis contemplated by the Merger Agreement and each Person to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Omnis may reasonably request); and (b) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

       (b) Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

     3. Agreement to Vote Shares. At every meeting of the Stockholders of PickAx called, and at every adjournment thereof, and on every action or approval by written consent of the Stockholders of PickAx, Stockholder (in his or her capacity as such) shall cause the Shares to be voted in favor of approval of the Merger Agreement and the Merger and in favor of any matter that could reasonably be expected to facilitate the Merger, and against any Acquisition Transaction or any other matter the approval of which might reasonably be expected to delay or hinder the Merger.

     4. Irrevocable Proxy. Stockholder agrees to deliver to Omnis a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

     5. Representations and Warranties of the Stockholder. Stockholder (i) is the beneficial owner of the shares of Common Stock and PickAx Options, warrants and other rights to acquire shares of Common Stock indicated on the final page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances; (ii) does not beneficially own any securities of PickAx other than the shares of Common Stock and PickAx Options, warrants and other rights to acquire shares of Common Stock indicated on the final page of this Agreement; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

     6. Additional Documents. Stockholder (in his or her capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Omnis, to carry out the intent of this Agreement.

     7. Consent and Waiver. Stockholder (not in his capacity as a director or officer of PickAx) hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.


     8. Legending of Shares. If so requested by Omnis, Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 2 hereof, Stockholder agrees that Stockholder shall not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

     9. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

     10. Miscellaneous.

       (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

       (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

       (c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

       (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Omnis shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Omnis upon any such violation, Omnis shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Omnis at law or in equity.

       (e) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                     If to Omnis:  Omnis Technology Corporation

                                   ---------------------------------
                                   San Carlos, California 94070-4117
                                   Attention: President
                                   Telecopier:



                     With a copy to: Morrison & Foerster LLP
                                   425 Market Street
                                   San Francisco, California 94105
                                   Attention: Stafford Matthews, Esq.
                                   Telecopy No.: (415) 268-7522



                     If  to Stockholder:     To the address for notice set forth
                         on the signature
                                   page hereof.

       (f) Governing Law. This Agreement shall be governed by the laws of the State of California, without reference to rules of conflicts of law.

       (g) Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

       (h) Effect of Headings. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

       (i)   Counterparts.   This   Agreement   may   be   executed  in  several
   counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


                                     * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

OMNIS TECHNOLOGY CORPORATION                STOCKHOLDER

By: -------------------------------------   By: --------------------------------
       Signature of Authorized Signatory           Signature

                                            Name: ------------------------------
Name: -----------------------------------

                                            Title: -----------------------------
Title: ----------------------------------

                                            ------------------------------------


                                            ------------------------------------
                                            Print Address

                                            ------------------------------------
                                            Telephone

                                            ------------------------------------
                                            Facsimile No.


                                            Share beneficially owned:
                                                          shares of Common Stock
                                                          shares of Common Stock
                                             issuable     upon    exercise    of
                                             outstanding     Company    Options,
                                             warrants or other rights to acquire
                                             Common Stock

                      [Signature Page to Voting Agreement]

                                   EXHIBIT A

                               IRREVOCABLE PROXY

     The undersigned Stockholder of PickAx, Inc., a Delaware corporation ("PickAx"), hereby irrevocably (to the fullest extent permitted by law) appoints the directors on the Board of Directors of Omnis Technology Corporation, a Delaware corporation ("Omnis"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of PickAx that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of PickAx issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned Stockholder of PickAx as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and among Omnis and the undersigned Stockholder (the "Voting Agreement"), and is granted in consideration of Omnis entering into that certain Agreement and Plan of Merger (the "Merger Agreement"), among Omnis and PickAx. The Merger Agreement provides for the merger of Omnis and PickAx in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 10 thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement.

     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of Stockholders of PickAx and in every written consent in lieu of such meeting in favor of approval of the Merger, the execution and delivery by PickAx of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance hereof and thereof, and against any Acquisition Transaction or any other matter the approval of which might reasonably be expected to delay or hinder the Merger.

     The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:       , 2000


                                   Signature of Stockholder:
                                   Print Name of Stockholder:
                                   Shares beneficially owned:

                                          shares of Common Stock
                                          shares  of  Common Stock issuable upon
                                   exercise of outstanding Company Options, warrants or other rights to acquire shares of Common Stock



                     [Signature Page to Irrevocable Proxy]

                                                                     Appendix C


                         REGISTRATION RIGHTS AGREEMENT

     THIS  REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of       ,
2000, by and among OMNIS TECHNOLOGY CORPORATION, a Delaware corporation (the "Company") and the undersigned individuals and entities (collectively, the "Holders").


                                   RECITALS

     WHEREAS, the Company, Raining Merger Sub, Inc., a Delaware corporation, PickAx, Inc., a Delaware corporation, and certain of the Holders are parties to the Agreement and Plan of Merger dated as of August 23, 2000 (the "Merger
Agreement"), which provides that as a condition to the closing of the Merger (as such term is defined in the Merger Agreement) of PickAx, and Raining Merger Sub, Inc., this Agreement must be executed and delivered;

     WHEREAS, the Company desires to grant, and the Holders desire to be granted, the rights created herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Registration Rights. The Company covenants and agrees as follows:

       1.1 Definitions. For purposes of this Section 1:

          (a) The term "Act" means the Securities Act of 1933, as amended.

          (b) The term "Common Stock" means the Common Stock of the Company.

          (c) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (d) The term "Holder" means any person owning Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof and the Merger Agreement. With respect to unexercised Warrant Shares, "Holder" means the holder of the respective Warrant.

          (e) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (f) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (g) The term "Registrable Securities" means (1) the Common Stock of the Company issuable or issued to the Stockholders in connection with the Merger, (2) the Warrant Shares and (3) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (1) and (2) above, excluding in all cases, however, any Registrable Securities sold by a person (x) in a transaction in which his rights under this Section 1 are not assigned,
       (y) pursuant to a registration statement that has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (z) in a transaction in which such Registrable Securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Act.

          (h)  The term "SEC" shall mean the Securities and Exchange Commission.


          (i) The term "Warrants" shall mean the warrants to purchase Common Stock of the Company delivered in exchange for the PickAx Warrants (as such term is defined in the Merger Agreement) in connection with the Merger.

          (j) The term "Warrant Shares" shall mean the Common Stock of the Company issued or issuable upon exercise of the Warrants.

       1.2  Request for Registration.

          (a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time six (6) months after the date of this Agreement a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of Registrable Securities, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use best efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 1.2(a). The Holders may exercise their rights under this Section 1.2 one time.

          (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in this Section 1.2(b). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities  through  such  underwriting  shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company).

          (c) Notwithstanding any other provision of this Section 1.2, if the underwriter advises Omnis that marketing factors require a limitation of the number of securities underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting, if any, shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of (x) Registrable Securities held by all such Holders (including the Initiating Holders) and (y) securities of the Company held by other holders that have the right as of the date hereof to require the Company to register securities on a registration statement filed pursuant to this Section 1.2; provided, that no Registrable Securities (or securities referred to in clause (y) above) shall be excluded unless and until all other securities of the Company, including securities issued for the account of the Company, have been excluded. Any Registrable
       Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (d) The Company shall not be required to effect a registration pursuant to this Section 1.2:

              (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

              (ii) after the Company has effected a registration of Registrable Securities pursuant to this Section 1.2, and such registration has been declared or ordered effective; or

              (iii) during the period starting with the date ninety (90) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to
          Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

              (iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

              (v) if the Company shall furnish to Holders requesting a registration pursuant to this Section 1.2, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period and provided further, that the Company shall not register any other of its shares during such ninety (90) day period; or

              (vi) if the Company has already effected any registration statement for the Holders within the six (6) month period preceding the date of such request.

       1.3 Company Registration.

          (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form (including Form S-4 and Form S-8) that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.3(c), use its best efforts to cause a registration statement to become effective, which includes all of the Registrable Securities that each such Holder has requested to be registered.

          (b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by Omnis in accordance with
       Section 1.7 hereof.

          (c) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. If the total amount of securities requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, if any, that the underwriters determine in their sole discretion will not materially jeopardize the success of the offering. The securities included in such registration shall be apportioned pro rata among the selling Holders and other security holders that have the right as of the date hereof to require registration of their shares in a registration statement under this
       Section 1.3, according to the total amount of securities entitled to be included therein owned by each selling Holder and other holder or in such other proportions as shall mutually be agreed to by such selling Holders and other holders; provided, that no Registrable Securities (and securities of the Company held by other holders that have rights as of the date hereof) shall be excluded until all Common Stock held by other stockholders, directors, officers and employees of the Company have been excluded. For purposes of apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling
       Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

       1.4 Form S-3 Registration. In case the Company shall receive from the Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) use best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.4:

              (i) if Form S-3 is not available for such offering by the Holders;

              (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,000,000;

              (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; and provided further, that the Company shall not register any other of its shares during such 90 day period;

              (iv) if the Company has already effected any registration statement for the Stockholders within the six (6) month period preceding the date of such request, or two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business, where not otherwise required, or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Sections 1.2.

       1.5 Obligations of the Company.

       Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

          (c) furnish to the Holders (i) a draft copy of the registration statement, and (ii) such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) use best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process in any such states or jurisdictions;

          (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

          (f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) if the Registrable Securities are being sold through underwriters, furnish, upon the request of the Holders of a majority of the Registrable Securities requesting registration, on the date that such Registrable Securities are delivered to the underwriters for sale,
       (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters.

          (h)   cause   all  such  Registrable  Securities  registered  pursuant
       hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

          (i) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

       1.6 Information from Holder.

       It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

       1.7 Expenses of Registration.

       All expenses (other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4 and the fees and disbursements of counsel for the selling Holders), including (without limitation) all registration, filing and qualification fees (including Blue Sky fees), printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the
   Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration),  unless,  in  the  case  of  a  registration  requested  under
   Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4.

       1.8 Delay of Registration.

       No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

       1.9 Indemnification.

       In the event any Registrable Securities are included in a registration statement under this Section 1:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, the partners or officers, directors and stockholders of each Holder, legal counsel, investment advisors and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter, within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i)
       any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, partner, officer, director, stockholder, counsel, accountant, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection 1.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection 1.9(b) exceed the net proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
       1.9 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall promptly assume the defense of the indemnified party with counsel reasonably satisfactory to the indemnified party, and the fees and expenses of such counsel shall be at the sole cost and expense of the indemnifying party. The indemnified party will cooperate with the indemnifying party in the defense of any action, proceeding, or investigation for which the indemnified party assumes the defense. Notwithstanding the foregoing, the indemnified party shall have the right to employ separate counsel in any such action, proceeding, or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed promptly to assume the defense of such action, proceeding, or investigation and employ counsel reasonably satisfactory to the indemnified party, or (iii) in the reasonable judgment of the indemnified party there may be one or more defenses available to the indemnified party which are not available to the indemnifying party with respect to such action, claim, or proceeding due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which case the indemnifying party shall not have the right to assume the defense of such action, proceeding, or investigation on behalf of the indemnified party. The indemnifying party shall not be liable for the settlement by the indemnified party of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The indemnifying party shall not enter into any settlement in any action, suit, or proceeding to which the indemnified party is a party, unless such settlement includes a general release of the indemnified party with no payment by the indemnified party of consideration. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

          (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party. In no event shall any contribution under this subsection 1.9(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under subsection 1.9(b).

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

       1.10 Reports Under Securities Exchange Act of 1934.

       With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144; or

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

       1.11 Assignment of Registration Rights.

       The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, affiliate, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Holder's immediate family member (spouse or child) or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least [ ] shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and provided further that the Company shall have no obligation to any transferee prior to receiving such notification of transfer; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.12 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

       1.12 "Market Stand-Off" Agreement.

          (a) Notwithstanding anything in this Agreement to the contrary, each Holder agrees that such Holder shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise (collectively, a "Stock Transaction"), without the prior written consent of the Company during the period beginning on the Effective Time and ending on March 31, 2001.

          (b) Without limiting the foregoing, each Holder hereby agrees that it will not enter into any Stock Transaction without the prior written consent of the Company and the managing underwriter, during the period commencing on the date of the final prospectus relating to any public offering of the capital stock of the Company and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days). The foregoing provisions of this Section 1.12(b) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers and directors and greater than five percent (5%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company's public offerings are intended third party beneficiaries of this Section 1.12(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Notwithstanding the foregoing, nothing in this Section 1.12(b) shall prevent the undersigned from making a transfer of any Common Stock that was listed on a national stock exchange or traded on the Nasdaq National Market at the time it was acquired by the Holder or was acquired by the undersigned pursuant to Rule 144A of the Act.

          (c)  The  restrictions  set  forth  herein  shall  be binding upon any transferee of the Registrable Securities of each Holder and the certificates for the 13 Registrable Securities shall bear a legend to such effect. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

       1.13 Termination of Registration Rights.
       No  Holder  shall  be entitled to exercise any right provided for in this
   Section 1 after two (2) years following the date hereof or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period in compliance with Rule 144 of the Act.

     2. Miscellaneous.

       2.1 Successors and Assigns.

       Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

       2.2 Governing Law.

       This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

       2.3 Counterparts.

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       2.4 Titles and Subtitles.

       The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

       2.5 Notices.

       Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

       2.6 Expenses.

       If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

       2.7 Entire Agreement; Amendments and Waivers.

       This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of no less than a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company. Notwithstanding the foregoing, any amendment of Section 1.13 shall require the consent of each Holder which is a registered investment company.

       2.8 Severability.

       If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

       2.9 Aggregation of Stock.

       All shares of Registrable Securities held or acquired by entities advised by the same investment adviser and affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

       IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.



                                            OMNIS:

                                            OMNIS TECHNOLOGY CORPORATION,
                                            a Delaware corporation


                                          By: --------------------------------


                                               Name:
                                               Title:


                                            Address:

                                            -----------------------------------

                                            -----------------------------------

                                            HOLDERS:


                                            -----------------------------------

                                            Name: -----------------------------

                                            Address: ---------------------------

                                                   ----------------------------

                                                                     Appendix D



                         OMNIS TECHNOLOGY CORPORATION

                      NOTE AND WARRANT PURCHASE AGREEMENT

     THIS NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of September , 2000, by and between OMNIS TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), and ASTORIA CAPITAL PARTNERS, L.P., a California limited partnership ("Astoria").

     WHEREAS, the Company, Raining Merger Sub, Inc., a Delaware corporation (a subsidiary of the Company), PickAx, Inc., a Delaware corporation, and Gilbert Figueroa as the named stockholder of PickAx, Inc. propose to enter in a business combination in exchange for the Common Stock of the Company (the "Merger") pursuant to an Agreement and Plan of Merger dated August 23, 2000 (the "Merger Agreement").

     WHEREAS, as a condition of the Merger, Astoria has agreed to forgive and cancel its note receivable from PickAx, Inc. pursuant to the terms and conditions hereof, effective as of the Closing of the Merger.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. THE NOTE AND WARRANT.

       1.1 The Note and Warrant. In connection with the Merger, Astoria hereby irrevocably agrees to forgive and cancel the 10% Senior Convertible Note from PickAx, Inc. dated March 16, 2000 in the principal amount of $17,300,000, together with all interest or other liabilities thereon (the "PickAx Note"), in consideration of the issuance of (a) a promissory note
   of  the  Company  in  the  principal  amount  of         ($        ), bearing
   interest at Eight Percent (8%) per annum compounded annually, executed and delivered concurrently herewith in the form attached hereto as Exhibit A (the "Note") and (b) a warrant to purchase 500,000 shares of Common Stock of the Company at $7.00 per share in the form attached hereto as Exhibit B (the "Warrant").

     In connection with the cancellation and forgiveness of the PickAx Note hereunder, Astoria acknowledges and agrees that effective as of the Note Closing (as hereinafter defined) (i) the PickAx Note and all related obligations and liabilities are and shall be fully cancelled and forgiven and deemed fully and forever released and discharged as to all persons or entities, automatically and without any further act; (ii) all security interests and liens and any other related rights which PickAx, Inc. or any affiliate thereof has granted to Astoria with regard to the PickAx Note shall be cancelled and released and discharged, automatically and without any further act; and (iii) to the extent any UCC-1 financing statements evidencing any such security interest were filed, Astoria shall promptly file UCC termination statements in the relevant jurisdictions evidencing release and shall provide the Company with true copies of such filings. Astoria further will promptly execute and deliver such other agreements and instruments in form and substance satisfactory to the Company, as the Company may reasonably request to further evidence and effect cancellation and forgiveness and discharge and release of the PickAx Note and the release and discharge of the security interests and liens granted to Astoria pursuant to the PickAx Note and any other agreement executed and delivered in connection therewith.

       1.2 Closings. The purchase and sale of the Note and Warrant (the "Note Closing") will take place concurrently with the Closing of the Merger at the offices of PickAx, Inc. at 1691 Browning, Irvine, California 92606 at Closing Date (as defined in the Merger Agreement).

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Astoria as of the Note Closing that:

       2.1 Organization, Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as contemplated to be conducted (the "Business"). The Company is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect (as defined herein). For purposes hereof, the term "Material Adverse Effect" means any material adverse change in, or material adverse effect on, the business, prospects, assets, results of operations, value or condition (financial or otherwise) of the Company, its subsidiaries and/or the Business (individually or taken as a whole), or any event or circumstance which would likely prevent, hinder or materially delay the consummation of any of the transactions contemplated by this Agreement or the Note.

       2.2 Authority and Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Note and to perform fully its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Note and the Warrant (the "Loan Agreements") and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. The Loan Agreements have been duly executed and have been delivered by the Company and, assuming the Loan Agreements constitute valid and binding agreements of the other parties hereto and thereto, the Loan Agreements constitute legal, valid and binding agreements and obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity regardless of whether enforceability is considered in a proceeding at law or in equity.

       2.3 Omnis SEC Reports. To the best of the knowledge of the Company, the Form 10-KSB/A of the Company for the period ended March 31, 2000, the Form 10-QSB of the Company for the period ended June 30, 2000 and the definitive Proxy Statement of the Company in connection with the Merger (the "Proxy Statement"), in each case as filed with the Securities and Exchange Commission ("SEC") pursuant to the Exchange Act (the "Omnis SEC Reports") complied at the time they were filed in all material respects with applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder; and none of such Omnis SEC Reports, as of their respective filing dates (as amended through the date hereof), contained or, with respect to Omnis SEC Reports filed after the date hereof and on or prior to the Closing, will contain any untrue statement of a material fact or omitted or, with respect to such Omnis SEC Reports filed after the date hereof and on or prior to Closing, will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; subject in all respects to all disclaimers and qualifications set forth in each of such Omnis SEC Reports; provided, however, that the foregoing representations and warranties of the Company shall not apply to and are not made with respect to any information included or incorporated by reference into the Proxy Statement or any statements in the Proxy Statement which are based in whole or in material part on such information that (a) has been provided by PickAx or Astoria or any representative or agent thereof, (b) describes the assets, capitalization, management, business or business prospects of PickAx or Astoria, or (c) describes the assets, capitalization, management, business or business prospects following consummation of the Merger of (i) Omnis,
   (ii) PickAx or any PickAx subsidiaries or (ii) Omnis and PickAx and/or any PickAx subsidiaries on a consolidated basis, including, but not limited to, any consolidated and/or pro forma financial information.

       2.4 No Material Adverse Changes. Except as specifically contemplated by this Agreement, after August 10, 2000 (the date of the latest filing of Omnis SEC Reports) through the date of the Agreement there has not been any change or event having a material adverse effect on Omnis (with the exception of (i) the Merger and the transactions and events contemplated by the Merger Agreement and related documents, (b) the termination of employment of certain employees of Omnis in connection with or in contemplation of the Merger and (c) facts or conditions relating exclusively to political or economic matters of general applicability that will adversely affect comparable entities generally).

     3. REPRESENTATIONS AND WARRANTIES OF ASTORIA. Astoria hereby represents and warrants to the Company as of the Closing that:

       3.1 Authorization. Astoria has full power and authority to enter into the Loan Agreements and the Loan Agreements constitute valid and legally binding agreement and obligations of Astoria, enforceable in accordance with their respective terms.

       3.2 Purchase Entirely for Own Account. The Note, the Warrant and the Common Stock of the Company issuable upon exercise of the Warrant
   (collectively, the "Securities") are being acquired by Astoria for investment for its own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Astoria has no present intention of selling, granting any participation in, or otherwise distributing the same. Astoria does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person. Astoria has not been organized for the purpose of acquiring the Securities.

       3.3 Disclosure of Information. Astoria understands that any loan to the Company or investment in the Securities involves substantial risks. Astoria has been given the opportunity to make a thorough investigation of the business and activities of the Company. Astoria further has been afforded the opportunity to obtain any additional information deemed necessary by Astoria to verify the accuracy of any representations made or information conveyed to Astoria. Astoria has had an opportunity to ask questions of and receive answers from the Company or its officers concerning the Company and the terms and conditions of the offering and sale of the Securities.

       3.4 Investment Experience. Astoria by reason of its business and financial experience has such knowledge, sophistication and experience in financial and business matters and in making investment and lending decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision, (ii) protecting its own interests and (iii) bearing the economic risk of such investment, including the complete loss thereof.

       3.5 Accredited Investor. Astoria is an "accredited investor" within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933 ("Securities Act"), as presently in effect (excerpts of the definition of "accredited investor" are attached as Exhibit C hereto).

       3.6 Restricted Securities. Astoria understands that the Securities have not been registered under the Securities Act or state securities laws and will be issued by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws that depends upon, among other matters, the bona fide nature of the investment intent and the accuracy of Astoria's representations as expressed in this Agreement. Astoria further understands that except as provided in the Warrant, the Company shall have no obligation to register the Securities under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws (except as set forth in the Warrant). Astoria hereby acknowledges that because of the restrictions on transfer or assignment of the Securities Astoria may have to bear the economic risk of the investment commitment in the Securities for an indefinite period of time.

       3.7 Further  Limitations  on  Disposition. In addition to the limitations on transfer or assignment of the Warrant and shares of Common Stock issuable upon exercise of the Warrant as described in the Warrant, Astoria will observe and comply with the Securities Act and the rules and regulations promulgated thereunder, as now in effect and as from time to time amended, and any applicable state securities laws in connection with any offer, sale, pledge, transfer or other disposition of the Securities. In furtherance of the foregoing and without limiting any other representations and warranties in this Agreement, Astoria will not offer to sell, exchange, transfer, pledge, or otherwise dispose of any of the Securities unless at such time at least one of the following is satisfied:

          (a) There is then in effect a Registration Statement under the Securities Act as filed with the United States Securities and Exchange Commission covering such proposed disposition; and such disposition is made in accordance with such Registration Statement;

          (b) Such transaction shall be permitted pursuant to the provisions of SEC Rule 144;

          (c) (i) Astoria shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and
       (ii) if requested by the Company, Astoria shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the
       Company and its counsel, that such disposition will not require registration of such shares under the Securities Act or registration or qualification under any applicable state securities laws; or

          (d) An authorized representative of the SEC shall have rendered written advice to Astoria (sought by Astoria or counsel to Astoria, with a copy thereof and of all other related communications delivered to the Company) to the effect that the SEC would take no action with respect to the proposed sale, transfer or other disposition if consummated; and such proposed sale, transfer or other disposition did not violate any applicable state securities laws.

       3.8 Legends

          (a) The certificates evidencing the Securities or any substitute therefor may bear one or more of the following legends or their substantial equivalent:

              (i)         "THE  SECURITIES  REPRESENTED  BY THIS INSTRUMENT HAVE
                         BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH ANY STATE SECURITIES COMMISSIONER AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR UNLESS EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION ARE AVAILABLE."

              (ii)        Any  legend  required  by  the  laws  of  the State of
                         California, including but not limited to any legend required by the California Department of Corporations or the applicable provisions of the California Corporations Code, or any other applicable state; and such additional legends as determined by the Company in its reasonable discretion.

          (b) The certificates evidencing the Common Stock issuable upon exercise of the Warrant or any substitute therefor may also bear the following legend or its substantial equivalent:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CERTAIN RIGHTS, LIMITATIONS, RESTRICTIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN A NOTE AND WARRANT PURCHASE AGREEMENT AND WARRANT, EACH DATED AS OF , 2000, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THIS CERTIFICATE (OR SUCH HOLDER'S PREDECESSOR-IN-INTEREST).
       COPIES OF SUCH AGREEMENT ARE ON FILE AND MAY BE INSPECTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER."

     4. CONDITIONS TO NOTE CLOSING.

       4.1 Conditions of Astoria's Obligations at Closing. The obligations of Astoria at the Note Closing are subject to the fulfillment, on or prior to the date of Note Closing, of each of the following conditions, any of which may be waived in whole or in part by Astoria in writing:

          (a) The representations and warranties made by the Company in Section 2 shall be true and correct when made, and shall be true and correct on the date of the Note Closing with the same force and effect as if they had been made on and as of the same date.

          (b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the date of the Note Closing.

          (c) Except for the notices required or permitted to be filed after the date of the Note Closing pursuant to applicable federal and state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note and the Warrant.

          (d) At the Note Closing, the sale and issuance by the Company, and the purchase by Astoria, of the Note and the Warrant shall be legally permitted by all laws and regulations to which Astoria or the Company are subject.

          (e) The Company shall have delivered the executed Note and Warrant to Astoria.

          (f) The transactions contemplated by the Merger Agreement shall have been consummated at the Closing.

          (g) There shall have been no material adverse change in the business, condition assets, liabilities, operations, financial performance or prospects of Omnis since the date of this Agreement, other than (i) the Merger and the transactions and events contemplated by the Merger Agreement and related documents, (ii) the termination of employment of certain employees of Omnis in connection with or in contemplation of the Merger and (iii) facts or conditions relating exclusively to political or economic matters of general applicability that will adversely affect comparable entities generally.

       4.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Note and the Warrant at the Note Closing or otherwise engage in the contemplated transactions is subject to the fulfillment to the Company's satisfaction on or prior to the date of the Note Closing of the following conditions, any of which may be waived in whole or in part by the Company:

          (a) The representations and warranties made by Astoria in Section 3 shall be true and correct when made, and shall be true and correct on the date of the Note Closing with the same force and effect as if they had been made on and as of the same date.

          (b) Except for any notices required or permitted to be filed after the date of the Note Closing pursuant to applicable federal or state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

          (c) At the Note Closing, the sale and issuance by the Company, and the purchase by Astoria, of its Note, the Warrant and the Common Stock issuable upon exercise of the Warrant shall be legally permitted by all laws and regulations to which Astoria or the Company are subject.

          (d) Astoria shall have delivered the original PickAx Note marked "Cancelled" together with such other documents or instruments that the Company may reasonably request to evidence the cancellation and forgiveness of such debt together with any liens or security interests on or related to property or assets of PickAx, Inc. or its subsidiaries arising in connection therewith.

          (e) The transactions contemplated by the Merger Agreement shall have been consummated at the Closing.

     5. MISCELLANEOUS.

       5.1 Governing   Law. The   Loan  Agreements  shall  be  governed  by  and
   construed in accordance with the laws of the State of California, without regard to conflict of laws principles.

       5.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Astoria and the Closing of the transactions contemplated hereby.

       5.3 Successors and Assigns. Except as otherwise expressly provided herein and subject to any restrictions on transfer hereunder or under applicable securities laws, the provisions hereof shall inure  to  the  benefit  of  and  be  binding  upon  each of the parties; the directors, officers, stockholders, employees, agents, successors and assigns of the Company; and the partners, owners, officers, employees, agents, successors and assigns of Astoria. This Agreement shall also inure to the benefit of PickAx, Inc. and its successors and assigns.

       5.4 Entire Agreement. The Loan Agreements constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Any prior or contemporaneous agreements, representations  or  warranties  not  expressly  set forth in any of the Loan
   Agreements are superseded and of no force or effect. The Loan Agreements may be modified or amended or waived only by an instrument in writing executed by both of the parties.

       5.5 Notices, etc. All notices or other communications hereunder or under the Note or Warrant shall be in writing and shall be delivered prepaid (a) by personal delivery, (b) by a nationally recognized overnight courier service, or (c) by United States first class registered or certified mail return receipt requested; and the date of delivery shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five (5) business days following dispatch by overnight delivery service or the United States Mail. Such notices shall be addressed to each party at their respective addresses as set forth on the signature page of this Agreement; or such other address or provided by notice to the other party as herein provided.

       5.6 Severability of this Agreement. If any provision of any of the Loan Agreements shall be judicially determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any manner be affected or impaired and shall remain in full force and effect.

       5.7 Interpretation. Sections and section headings contained in the Loan Agreements are for reference purposes only, and shall not affect in any manner the meaning of interpretation of any of the Loan Agreements. Whenever the context requires, references to the singular shall include the plural and the plural the singular and any gender shall include any other gender. The parties acknowledge that each party has reviewed the Loan Agreements, and no provision of any of the Loan Agreements shall be interpreted for or against any party because such party or its representative drafted such provision.

       5.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

       5.9 Expenses. Regardless of whether the Note Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. In addition, if the Closing is effected, the Company shall, within 30 days after the Closing, reimburse the reasonable fees of one special counsel for Astoria, not to exceed $5,000 in the aggregate, and shall, upon receipt of a bill therefor, reimburse the out-of-pocket expense of such counsel.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.


                                      COMPANY:


                                      OMNIS TECHNOLOGY
                                      CORPORATION,
                                      a Delaware corporation


                                      By: ------------------------------------

                                      Name: ----------------------------------

                                      Title: ---------------------------------

                                      Address: 981 Industrial Way
                                               San Carlos, California 94070-4117


                                      ASTORIA:


                                      ASTORIA CAPITAL PARTNERS, L.P.
                                      a California Limited Partnership


                                      By: Astoria Capital Management, Inc.
                                      Its General Partner



                                      By: ------------------------------------
                                          Richard Koe
                                          President


                                      Address: 6600 92nd Avenue S.W.
                                               Suite 370
                                               Portland Oregon 97223

                                                                     Appendix E


                                   EXHIBIT A


                            SECURED PROMISSORY NOTE


     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH ANY STATE SECURITIES COMMISSIONER AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR UNLESS EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION ARE AVAILABLE.


                         OMNIS TECHNOLOGY CORPORATION

                            SECURED PROMISSORY NOTE

$-------------------------                                 -------------- , 2000
                                                          San Carlos, California

     1. PRINCIPAL AND INTEREST.

     Omnis Technology Corporation, a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of Astoria Capital
Partners,  L.P.  (the  "Holder")  the  amount  of  [$       ] ("Principal") plus
accrued interest in lawful money of the United States or as otherwise hereinafter set forth. This Secured Promissory Note (the "Note") is being issued pursuant to that certain Note and Warrant Purchase Agreement between the parties of even date herewith ("Agreement").

     This Note shall bear interest at the rate of Eight Percent (8%) per annum on the Principal compounded annually from the date of issuance of this Note until paid in full. Payment of Principal and interest under this Note shall be due (the "Maturity Date") on the earlier of (i) the second (2nd) anniversary of the date of issuance hereof or (ii) the closing of any public or private offering of shares of Common Stock or preferred stock by the Company as issuer ("Offering"), as herein further provided; unless there is an Event of Default (as defined in Section 2 hereof) in which case such payment shall be accelerated.

     Upon payment in full of the Principal hereof and accrued interest hereunder, this Note shall be cancelled and shall be surrendered to the Company.

     The Principal and interest on this Note shall be payable to the Holder hereof at such address as the Holder shall from time to time designate by written notice to the Company pursuant to the Agreement.

     2. REPAYMENT IN EVENT OF OFFERING.

     In the event of an Offering, Fifty Percent (50%) of the net cash proceeds of the Offering received by the Company or any subsidiary thereof shall be paid by the Company against accrued and unpaid interest and Principal hereunder as of the closing of such Offering. For these purposes an "Offering" shall not include the proposed offering of stock or securities of the Company in the amount of approximately $10 Million or a comparable transaction following or as of the closing of the merger transaction of the Company, Raining Merger Sub, Inc. and PickAx, Inc. pursuant to that certain Plan and Agreement of Merger dated as of August 23, 2000, which offering shall not require any payment of Principal or accrued interest hereunder. "Net cash proceeds" for these purposes shall be determined after deduction for all underwriting discounts, commissions, taxes and other reasonable and customary expenses of the Offering.

   3. SECURITY FOR THE NOTE.

       (a) Grant Of Security Interest. The Company hereby grants to the Holder a security interest in the property described in Section 3(c) below (collectively, the "Collateral") to secure payment of the Principal and all accrued interest thereon under this Note (collectively the "Debt") and performance by the Company of all of the Company's covenants, liabilities, undertakings and obligations to the Holder hereunder or under the Agreement, in each case, whether absolute or contingent.

       (b) UCC-1 Financing Statements. Concurrently with the execution of this Note, the Company shall (1) execute and deliver to Holder UCC-1 Financing
    Statements ("UCC-1 Financing Statements") in favor of the Holder covering the Collateral in form and substance reasonably satisfactory to Holder. In addition, at Holder's request from time to time after delivery of the Financing Statement, the Company will execute and deliver to Holder such other documents as Holder may reasonably request to perfect and/or maintain perfection of Holder's security interest in the Collateral.

       (c) Collateral. The Collateral shall consist of all tangible and intangible property of the Company (and all of the Company's right, title and interest therein and thereto), whether now owned by the Company or acquired by the Company after the date hereof at any time, including, but not limited to, goods, inventories, machinery, equipment, fixtures, documents, patents, patent applications, trademarks, trademark applications, copyrights, copyright applications, customer lists, contract rights, instruments, financial assets books, records, files, licenses of patents and technology, computer programs in source or object code, general intangibles, goodwill, chattel paper, accounts receivable and accounts, including all cash and non-cash proceeds of all such property, the products and increase of all such property, and all additions to and replacements of all such property. For purposes hereof, the term "proceeds" includes whatever is receivable or received by the Company when Collateral is sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto. The Company hereby represents and warrants to the Holder that the Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in such Collateral, will be the owner thereof) and such Collateral is free and clear of all liens and encumbrances, except for any liens and encumbrances that arise by operation of law (such as mechanic's or materialmen's liens) and that do not secure any past-due amount owing by the Company or except as set forth on Schedule 3(c) attached hereto and made a part hereof.

       (d) Waiver By The Company. To the maximum extent permitted by law, the Company hereby waives (i) any right to require the Holder to pursue any particular remedy against the Company or any other person; (ii) any right to the benefit of, or to direct the application of, any Collateral until the Debt shall have been paid and performed in full; and (iii) any right of subrogation to the Holder until the Debt shall have been paid and performed in full.

       (e) Remedies. Upon the occurrence of any Event of Default under this Note, the Holder may, in addition to all rights and remedies available to the Holder hereunder or under the California Commercial Code, do any one or more of the following: (i) foreclose or otherwise enforce the Holder's respective security interest in any manner permitted by law or provided for in this Agreement; (ii) recover from the Company all costs and expenses, including without limitation reasonable attorneys' fees and costs, incurred or paid by the Holder in exercising any right, power or remedy provided by this Agreement or by law; (iii) require the Company to assemble the Collateral and make it available to the Holder at the Company's facilities; (iv) enter onto property where any Collateral is located and take and maintain possession thereof and remove the Collateral therefrom with or without judicial process; (v) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any commercially reasonable manner and to the extent the Holder deem appropriate; and (vi) declare all or any of the Debt to be immediately due and payable (and upon which declaration the Debt shall be so due and payable. If a sufficient sum is not realized from the disposition of Collateral to pay the Debt then outstanding, the Company shall be liable for and agrees to pay any deficiency.

       (f) Cumulative Rights. The rights, powers and remedies of the Holder hereunder shall be in addition to all rights, powers and remedies given to the Holder by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Holder's security interest in the Collateral.

     4. RIGHT TO APPROVE CERTAIN TRANSACTIONS. Holder shall have the right to approve any acquisition by the Company of the stock or other securities or assets of any corporation or other person or entity for total consideration in excess of One Million Dollars ($1,000,000) ("Acquisition"). This right of approval shall terminate upon the full payment and satisfaction of this Note. The Company shall provide written notice to Holder at least thirty (30) days prior to the entering into any legally binding agreement by the Company for any such Acquisition; and such notice shall contain all materials terms of the Acquisition. The Holder in each case shall advise the Company in writing of its approval or disapproval of the Acquisition within thirty (30) days after receipt of such notice, and any failure of Holder to respond within said 30-day period shall be deemed approval of the subject Acquisition. For these purposes "Acquisition" shall not include any intellectual property licenses or any leases of the Company or any affiliate in the ordinary course of business.

     5. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

       (a)Failure  to  pay timely any amounts due under this Note, provided that
   (i) the Company shall have ten (10) days from the date of written notice from the Holder of a failure to pay timely an amount due hereunder, and
   (ii) if the claimed breach is fully cured by the Company within such 10-day cure period, no Event of Default shall have occurred as a result of such breach;

       (b)  Any  representation  or  warranty  of  the  Company herein or in the
   Agreement  shall  be  untrue  or  incorrect  as  of the date when made in any material respect, when considered together with the other such representations and warranties made by the Company and in light of the circumstances under which they were made; or

       (c)(i) The commencement of a voluntary petition in bankruptcy or the filing of a petition to have the Company declared bankrupt or insolvent or the filing of any other petition of reorganization, arrangement or similar relief by or for the Company under any applicable law regarding insolvency or relief for debtors, unless such proceeding is vacated, discharged, or stayed or bonded pending appeal within 60 days from the commencement thereof ; (ii) the making by the Company of a general assignment for the benefit of creditors or any similar undertaking; (iii) the appointment of a receiver, trustee or similar officer for the business or property of the Company, which appointment is not vacated, discharged, or stayed or bonded pending appeal within 60 days from such appointment; or (iv) the admission by the Company in writing of its inability to pay its debts generally as such debts become due.

       (d) Separate from the defaults specifically covered by subparagraphs (a) through (c) above, the Company fails to perform any other term, covenant, condition or provision contained in this Note or the Agreement and such failure continues for thirty (30) days; provided that such thirty (30) day period shall not apply in the case of any failure to observe any such term, convenant, condition or provision which is not capable of being cured at all or within such thirty (30) day period or which has been the subject of a prior failure within the prior six (6) month period. With respect to any default covered by this subparagraph (d), the thirty (30) day period provided for in this subparagraph (d) shall commence on the earlier to occur of (i) written notice of default being given to the Company by Holder, and (ii) a responsible officer of the Company obtaining actual knowledge of such default.

     6. REMEDIES.

     (a) Upon the occurrence of an Event of Default, the full Principal amount of this Note and all accrued and unpaid interest shall automatically be accelerated and become due and payable immediately without notice of any kind or nature whatsoever.

     (b) In addition, upon the occurrence of an Event of Default, the holder shall have all other rights and remedies provided under this Note or under any applicable law. All rights and remedies granted to holder hereunder or under any applicable law are cumulative, not exclusive, and enforceable, in Holder's sole discretion, alternatively, successfully or concurrently on any one or more occasions.

     7. PREPAYMENT.

     Notwithstanding any contrary provision hereof, the Company shall have the right at any time and from time to time, to prepay the Principal in whole or in part plus accrued interest thereon to date of payment without penalty. Any prepayment shall be applied first to accrued and unpaid interest and only then to Principal.

     8. BINDING EFFECT. Except as otherwise expressly provided herein and subject to any restrictions on transfer under applicable securities laws, the provisions hereof shall inure to the benefit of and be binding upon each of the parties; the directors, officers, stockholders, employees, agents, successors and assigns of the Company; and the partners, owners, officers, employees, agents, successors and assigns of the Holder.

     9. TRANSFER OF THIS NOTE. With respect to any proposed offer, sale, transfer or other disposition of this Note, the Holder will give written notice to the Company prior thereto and shall otherwise comply with the terms and conditions of the Agreement and this Note.

     10. NOTICES. Any notice or other communication or payment required or permitted hereunder shall made pursuant to the notice provisions set forth in the Agreement.

     11. GOVERNING LAW. This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

     12. ENTIRE AGREEMENT. This Note and the Agreement, together with the Common Stock Warrant to be issued pursuant to the Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Any prior or contemporaneous agreements, representations or warranties not expressly set forth in this Note or the Agreement are superseded and of no force or effect. This Note may be modified or amended or waived only by an instrument in writing executed by both of the parties.

     13. SEVERABILITY. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any manner be affected or impaired and shall remain in full force and effect.

     14. INTERPRETATION. Sections and section headings contained in this Note are for reference purposes only, and shall not affect in any manner the meaning of interpretation of this Note. Whenever the context requires, references to the singular shall include the plural and the plural the singular and any gender shall include any other gender. The parties acknowledge that each party has reviewed this Note, and no provision of this Note shall be interpreted for or against any party because such party or its representative drafted such provision.

     15. COLLECTION COSTS. The Company promises to pay any and all costs of collection, including reasonable attorneys' fees, incurred in the collection of this Note following an Event of Default or in the enforcement or protection of the rights and interests of the Holder under this Note, including, without limitation, the enforcement or protection of the security interests granted under this Note.

     16. WAIVER BY THE COMPANY. The Company hereby waives demand, notice, presentment, protest and notice of dishonor with respect to the enforcement of this Note in accordance with its express terms.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.



                                          OMNIS TECHNOLOGY CORPORATION



                                          COMPANY:


                                          OMNIS TECHNOLOGY
                                          CORPORATION,
                                          a Delaware corporation


                                        By: ------------------------------------

                                        Name: ----------------------------------

                                        Title: ---------------------------------

                                        Address: 981 Industrial Way
                                        San Carlos, California 94070-4117

                                                                     Appendix F



                                   EXHIBIT B

                         COMMON STOCK PURCHASE WARRANT

     THIS WARRANT AND THE CAPITAL STOCK ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR
DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE CAPITAL STOCK ISSUABLE HEREUNDER HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH ANY STATE SECURITIES COMMISSIONER AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR UNLESS EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION ARE AVAILABLE.


                         OMNIS TECHNOLOGY CORPORATION

                         COMMON STOCK PURCHASE WARRANT

500,000 Shares of Common Stock                           ----------------  ,2000
                                                          San Carlos, California

     Reference is hereby made to that certain Note and Warrant Purchase Agreement (the "Purchase Agreement") by and between Omnis Technology Corporation., a Delaware corporation (the "Company") and Astoria Capital Partners, L.P., a California limited partnership ("Astoria"), the terms of which are incorporated by this reference. The term "Holder" shall initially refer to Astoria, which is the initial holder of this Warrant and shall further refer to any subsequent permitted holder of this Warrant from time to time.

     The Company hereby certifies that, for value received, Holder is entitled to purchase from the Company, on or before the Expiration Date (as defined below), up to Five Hundred Thousand (500,000) duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company, $0.01 par value (the "Stock") under the terms and conditions set forth herein. Capitalized terms used and not otherwise defined in this Common Stock Purchase Warrant (this "Warrant") shall have the respective meanings assigned to them in the Purchase Agreement as the same may be supplemented, modified, amended, renewed or restated from time to time.

Section 1.  Price and Exercise of Warrant.

     1.1 Term of Warrant. This Warrant shall be exercisable for a period of five (5) years after the date hereof (the expiration date for this Warrant is hereinafter referred to as the "Expiration Date").

     1.2 Warrant Price. The price per share at which the shares of Stock are issuable upon exercise of this Warrant (the "Warrant Shares") shall be Seven Dollars ($7.00) per share (the "Warrant Price") as adjusted hereunder.

     1.3 Exercise of Warrant.

       (a) This Warrant may be exercised, in whole or in part, upon surrender to the Company at its then principal offices in the United States of the certificate or certificates evidencing this Warrant to be exercised, together with the form of election to exercise attached hereto as Exhibit A duly completed and executed, and upon payment to the Company of the aggregate Warrant Price for the number of Warrant Shares in respect of which this Warrant is then being exercised.

       (b) Payment of the aggregate Warrant Price may be made (i) in cash or by cashier's or bank check or (ii) if the Stock is at the time traded on any national securities exchange or in any United States interdealer quotation
    system,   by  making  a  Cashless  Exercise  (as  defined  herein).  Upon  a
    "Cashless Exercise" the Holder shall receive Stock on a net basis such that, without the payment of any funds, the Holder shall surrender this Warrant in exchange for the number of shares of Stock equal to the product of (i) the number of shares of Stock as to which this Warrant is being exercised, multiplied by (ii) a fraction, the numerator of which is the per share closing price of such Stock as of the close of trading on the last trading day prior to the date of the Cashless Exercise (or, if no such closing price is reported for such day, the mean between the closing bid and the closing asked prices on the principal national securities exchange or in the principal United States interdealer quotation system on which the Stock is traded)("Trading Price") less the then Warrant Price, and the denominator of which is said Trading Price.

       (c) Subject to Section 2 hereof, upon surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price in cash or pursuant to the Cashless Exercise, the Company shall cause to be issued and delivered to the Holder or such other person as the Holder may designate in writing hereunder a certificate or certificates for the number of full shares of Stock so purchased upon the exercise of this Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price;
    provided however, that if, the date of surrender of this Warrant and payment of the Warrant Price is not a business day, the certificates for the Warrant Shares shall be issued as of the next business day (whether before or after the Expiration Date), and, until such date, the Company shall be under no duty to cause to be delivered any certificate for such Warrant Shares or for shares of such other class of stock.

     1.4 Fractional Interests. The Company shall not be required to issue fractions of shares of Stock on the exercise of this Warrant. If any fraction of a share of Stock would be issuable upon the exercise of this Warrant (or any portion thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the last reported closing price of the Stock on the NASDAQ National Market System or any other national securities exchange or market on which the Stock is then listed or traded, and if not so listed or traded, at the then fair market value of a single share of Stock as determined in good faith by the Board of Directors of the Company, which determination shall be binding and conclusive.

Section 2. Exchange and Transfer of Warrant and Warrant Shares.

       (a) This Warrant and the Warrant Shares have not been registered under any securities laws and shall be subject to the rights, restrictions, limitations, representations, warranties and covenants set forth in the Purchase Agreement at all times. In connection therewith this Warrant hereby does bear and any stock certificates issued pursuant to the exercise of this Warrant or any substitute therefor shall bear the legends described in the Purchase Agreement.

       (b) This Warrant may be transferred, in whole or in part, without restriction, subject to receipt of an opinion from Morrison & Foerster LLP or any other law firm satisfactory to the Company that such transfer will not require registration or qualification under applicable securities laws (or such registration or qualification has been effected) and as otherwise provided in the Purchase Agreement. A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form attached hereto as Exhibit B duly completed and executed. After the receipt by the Company of this Warrant and the Assignment Form so completed and executed and after compliance with all conditions hereunder, the Company will issue and deliver to the transferee a new warrant (representing the portion of this Warrant so transferred) at the same Warrant Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new holder's name. In the event of a partial transfer of this Warrant, the Company shall concurrently issue and deliver to the transferring holder a new warrant that entitles the transferring holder to purchase the balance of this Warrant not so transferred and that otherwise is upon the same terms and conditions as this Warrant. Upon the due delivery of this Warrant for transfer, the transferee holder shall be deemed for all purposes to have become the holder of the portion of this Warrant so transferred, effective immediately prior to the close of business on the date of such delivery, irrespective of the date of actual delivery of the new warrant representing this Warrant so transferred.

       (c) In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event and (ii) if requested by the Company, an indemnity agreement reasonably satisfactory in form and substance to the Company. In the event of the mutilation of or other damage to this Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company's receipt of the mutilated or damaged warrant.

       (d) The Company shall pay all costs and expenses incurred in connection with the exercise, exchange, transfer or replacement of this Warrant, including, without limitation, the costs of preparation, execution and delivery of a new warrant and of stock certificates representing all Warrant Shares for which the Warrant is being exercised; provided, that the Holder shall pay all taxes payable in connection with the exercise or transfer or replacement of this Warrant and any transfer or disposition of the Warrant Shares.

Section 3. Certain Covenants.

     The Company covenants that during the period this Warrant is exercisable in accordance with its terms, the Company will (i) reserve from its authorized and unissued Stock, a sufficient number of shares to provide for the issuance of Stock upon exercise of this Warrant or (ii) if at any time the number of authorized but unissued shares of Stock shall not be sufficient to effect the exercise of this Warrant in full, in addition to such other remedies as shall be available to the Holder, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Stock to such number of shares as shall be sufficient for such purposes; subject to applicable securities laws and the limitations set forth in the Purchase Agreement. The Company will not, by amendment of its Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

Section 4. Adjustment of Warrant Price and Number of Warrant Shares.

     The Warrant Price per share and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as hereinafter provided.

       (a) In case the Company shall after the date hereof (i) pay a dividend or make a distribution on its Stock in shares of its Stock, (ii) engage in a stock split or reverse stock split or combination of its outstanding Stock, or (iii) issue any shares by reclassification of its Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) without receipt of consideration, the Warrant Price for the Shares in effect at the time of such event shall be proportionally adjusted as herein provided so that the Holder, upon exercise of this Warrant after such date, shall be entitled to receive the aggregate number and kind of shares of Stock which, if this Warrant had been exercised immediately prior to such transaction date, it would have owned upon such exercise and been entitled to receive upon such dividend, distribution, stock split or reverse stock split, combination or reclassification.

       (b) Whenever the Warrant Price payable upon exercise of this Warrant is adjusted pursuant to Section 4(a) hereof, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately before the event that caused the adjustment by the Warrant Price in effect as of the date of this Warrant and dividing the product so obtained by the Warrant Price, as adjusted.

       (c) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 0.75% in such price; provided however that any such adjustments not required to be made in this Subsection shall be carried forward and taken into account in any subsequent adjustment. For these purposes all calculations under this
    Section 4 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

       (d) Whenever the Warrant Price and number of Warrant Shares is adjusted hereunder, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Warrant Price and adjusted number of shares issuable upon exercise of this Warrant to be mailed to the Holder. The certificate setting forth the computation shall be signed by the Chief Financial Officer of the Company.

       (e) In the event that at any time, as a result of any adjustment made pursuant to the foregoing Section 4(a), the holder of this Warrant thereafter shall become entitled to receive any shares of the capital stock of the Company, other than Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent  as  practicable  to  the  provisions  with  respect to the Stock contained in Section 4(a). Subject to the foregoing exception, no adjustment shall be made hereunder for (i) any dividend or distribution or other transaction by the Company in any class of its preferred stock; or
    (ii) any changes occurring on account of the issuance of capital stock of the Company at any time upon the exercise of any stock options, rights or warrants or upon the conversion of any convertible securities or debt (whether existence on or after the date of this Warrant) or other issuance of capital stock of the Company in a private or public offering for consideration.

       (f) In  the  event  that  during  the Term hereof the Company shall issue additional shares of its Common Stock for a consideration per share ("Issue Price") less than the then applicable Warrant Price as adjusted hereunder, then and in each such case the then existing Warrant Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Warrant Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined below) by the Company for the total number of additional shares of Common Stock so issued would purchase at such Warrant Price and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of additional shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding and (B) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities on the day immediately preceding the given date. For these purposes no adjustment shall be made for (i) any transaction otherwise governed by this Section 4 or by Section 5 hereunder; (ii) any dividend or distribution or other transaction by the Company in any class of its preferred stock; (iii) any issuance of capital stock of the Company at any time upon the exercise of any stock options, rights or warrants by any employee or independent contractor or other service provider, licensor, vendor or lender of the Company; or (iv) the Merger as defined in the Purchase Agreement. For the purpose of making any adjustment required under this Section 4(f), the consideration received by the Company for any issue or sale of Common Stock shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, and (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors.

Section 5. Consolidation, Merger or Sale of Assets.

       (a) In case of any consolidation of the Company with, or merger of the Company with or into any other entity (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Stock), or any sale or transfer of all or substantially all of the assets of the Company or of the entity formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, after the date hereof, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Stock is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) in the case of a consolidation, merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Stock failed to exercise its rights of election as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided however that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing
   Share"), then for the purposes of this Section the kind and amount of securities, cash, and other property receivable upon such consolidation, merger, sale or transfer by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). For purposes of this Section 5, "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended (the "1934 Act").

       (b) Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, the Company shall exercise its best efforts to have effective provisions made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 5 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

Section 6. Registration Rights.

       (a) Piggyback Registration. If the Company proposes to register any of its securities at any time after the date hereof, the Company shall notify the Holder in writing at least thirty (30) days prior to filing any such registration statement under the Securities Act or 1933, as amended (the "Securities Act"), for purposes of effecting a public offering of securities of the Company (excluding registration statements relating to any employee benefit plan or a corporate reorganization, including securities issued by the Company in an acquisition transaction). The Holder shall have the right to include in such registration statement all or any part of the Holder's Warrant Shares or other securities into which the Warrant Shares have been or may be converted ("Registrable Securities"). If the Holder elects to include in any such registration statement all or any part of the Holder's Registrable Securities, then the Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities the Holder wishes to include in such registration statement. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable
    Securities in any subsequent registration statement or registration statements as may be filed by the Company on or before the date set forth above with respect to offerings of its securities, all upon the terms and conditions set forth herein.

       (b) Underwriting. If a registration statement under which the Company gives notice under this Section is for an underwritten offering, then the Company shall so advise the Holder. In such event, the right of the Holder to include its Registrable Securities in a registration pursuant to this Section shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the

   Company, and second, to the Holder. The Holder may elect to withdraw from any offering by written notice to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

       (c) Expenses. All expenses incurred in connection with a registration pursuant to this Section (excluding underwriters' and brokers' discounts and commissions; and the fees and disbursements of special counsel for the Holder), including, without limitation all federal registration and qualification fees, "blue sky" registration and qualification fees for up to five (5) states, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.

       (d) Indemnification. In   the   event   any  Registrable  Securities  are
    included in a registration statement pursuant hereto:

         (1) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the partners, officers and directors of the Holder, any underwriter (as defined in the Securities Act) for Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, "Violations"
   and,  individually,  a  "Violation"):  (i)  any  untrue  statement or alleged
   untrue   statement   of  a  material  fact  contained  in  such  registration
   statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company will reimburse the Holder, each partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder,
   partner,   officer,  director,  underwriter  or  controlling  person  of  the
   Holder.

         (2) By the Holder. To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by the Holder under this Section in respect of any Violation shall not exceed the net proceeds received by the Holder in the registered offering out of which such Violation arises.

         (3) Notice. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

         (4) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and the Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

       (e) "Market Stand-Off" Agreements.

          (i) Notwithstanding any contrary provision in the Purchase Agreement or this Warrant, the Holder agrees that such Holder shall not (A) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, this Warrant or any shares of Stock issuable under this Warrant or any securities convertible into or exercisable or exchangeable for this Warrant or such Stock, or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of this Warrant or such Stock or any securities convertible into or exercisable or exchangeable for this Warrant or such Stock, whether any such transaction is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Company during the period beginning on the Effective Date of this Warrant and ending on March 31, 2001.

          (ii) The Holder hereby further agrees that it shall not, to the extent Registrable Securities are not included in any registration statements and if requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Warrant Shares or securities into which they have been or may be converted (other than to donees or partners of the Holder who agree to be similarly bound and further subject to the prior written consent of the Company, which shall not be unreasonably withheld) for up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act for a firm commitment underwritten offering of newly-issued common stock of the Company; provided, however, that all executive officers, directors and 1% shareholders of the Company then holding Common Stock of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer  instructions  with  respect  to the Warrant Securities (and the
       Warrant Shares of every other person subject to the foregoing restriction) until the end of such period.

Section 7. Limitations on Rights and Obligations of the Warrant Holder. This Warrant shall not entitle the Holder to any voting rights or dividends or any other rights of a stockholder in the Company.

Section 8. Capital Transactions. Neither the grant of this Warrant nor the issuance of Warrant Shares nor any other provision of this Warrant shall in any manner limit or affect the right of the Company to adjust, reclassify, recapitalize, restructure, reorganize or otherwise change its capital or business structure or issue options or warrants or other rights to its securities or to merge, consolidate, dissolve, liquidate or sell or transfer or otherwise dispose of all or any part of its stock, business or assets at any time.

Section 9. Notices. Any notice or other communication or payment required or permitted hereunder shall made pursuant to the notice provisions set forth in the Purchase Agreement.

Section 10. Amendments and Waivers. This Warrant and any provision hereof may be modified, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such modification, waiver, discharge or termination is sought.

Section 11. Applicable Law. This Warrant is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

Section 12. Severability. If any provision of this Warrant shall be judicially determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any manner be affected or impaired and shall remain in full force and effect.

Section 13. Interpretation. Sections and section headings contained in this Warrant are for reference purposes only, and shall not affect in any manner the meaning of interpretation of this Warrant. Whenever the context requires, references to the singular shall include the plural and the plural the singular and any gender shall include any other gender. The parties acknowledge that each party has reviewed this Warrant, and no provision of this Warrant shall be interpreted for or against any party because such party or its representative drafted such provision.

Section 14. Successors and Assigns. Except as otherwise expressly provided herein and subject to any restrictions on transfer under applicable securities laws, the provisions hereof shall inure to the benefit of and be binding upon each of the parties; the successors and assigns of the Company; and the heirs, devisees, executors, administrators, representatives, successors and assigns of Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on the day and year first above written.



                                          COMPANY:


                                          OMNIS TECHNOLOGY
                                          CORPORATION,
                                          a Delaware corporation


                                        By: ----------------------------------

                                        Name: --------------------------------

                                        Title: ---------------------------------

                                        Address: 981 Industrial Way
                                        San Carlos, California 94070-4117

                                   EXHIBIT A


                       To: OMNIS TECHNOLOGY CORPORATION

                             ELECTION TO EXERCISE


The  undersigned  hereby  exercises its right to subscribe for and purchase from
Omnis   Technology   Corporation          fully   paid,   validly   issued   and
nonassessable  shares  of Common Stock covered by the within Warrant and tenders
payment  herewith  in  the  amount of $        in accordance with and subject to
the terms thereof, and requests that certificates for such shares be issued in the name of, and delivered to:


                         -----------------------------

                         -----------------------------

                        ------------------------------

     The undersigned hereby reaffirms the representations, warranties and covenants set forth in Section 3 of the Note and Warrant Purchase Agreement by and between Omnis Technology Corporation., a Delaware corporation and Astoria Capital Partners, L.P., a California limited partnership, as of the date hereof.



Date:                                     [Holder]




                                          By
                                          Name:
                                          Title:

                                   EXHIBIT B



                                ASSIGNMENT FORM

To: Omnis Technology Corporation



The    undersigned    hereby    assigns    and    transfers    this    Warrant
to -------------------------------




--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Print or type assignee's name, address and postal code)



and irrevocably appoints


--------------------------------------------------
to transfer this Warrant on the books of the Company.



Date:                                     [Holder]
     -------------------------


                                          By
                                          Name:
                                          Title:



        (Sign exactly as your name appears on the face of this Warrant)



Signature guarantee:

                                   EXHIBIT C


                       DEFINITION OF ACCREDITED INVESTOR


          (as provided in Rule 501 under the Securities Act of 1933)

     (a) Accredited Investor. "Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

       . . .

       (3) Any organization described in Section 501 (c) (3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

       (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

       (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;


       (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

       . . .

       (8) Any entity in which all of the equity owners are accredited investors.

                                                                     Appendix G



                         [Alliant Partners Letterhead]


August 23, 2000


Board of Directors
Omnis Technology Corp.
981 Industrial Road, Building B
San Carlos, CA 94070


Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Omnis Technology Corp. ("Omnis") of the consideration provided by Omnis in the merger (the "Merger") between Raining Merger Subsidiary, Inc., a subsidiary of Omnis, with PickAx, Inc. ("Pick"). As contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated August 23, 2000, Omnis will provide consideration valued at $55.0 million based on the Omnis share price of $8.125 on August 22, 2000. The consideration was calculated as follows:

* Based on an Exchange Ratio of .50916, Omnis will pay a maximum of 2,737,612 Omnis common shares for all the outstanding Pick shares. Based on the Omnis share price of $8.125 on August 22, 2000, the consideration provided to shareholders is valued at $22.24 million.

* Omnis will cancel existing Pick warrants and issue a maximum of 2,305,726 new warrants to the prior Pick warrant holders. Based on the Omnis share price of $8.125 and an adjusted warrant exercise price of $2.55, the net consideration provided to the warrant holders is valued at $13.07 million.

* 10% of the maximum shares and warrants will be placed in escrow and are subject to Pick meeting projected revenue targets.

* Omnis will assume all Pick stock options. Approximately 709,500 of the 3,033,750 options have vested, which is the equivalent of 361,248 shares after applying the .50916 Exchange Ratio. Based on the Omnis share price of $8.125 and an adjusted exercise price of $3.06, the net consideration provided to the option holders is valued at $1.87 million.

* Omnis will issue a Promissory Note to the existing Pick Convertible Debt holder for $17.30 million plus accrued interest.

* Omnis will issue 500,000 warrants to the Pick Convertible Debt holder. Based on the Omnis share price of $8.125 and an exercise price of $7.00, the net consideration provided to the warrant holders is valued at $562,500.

For purposes of the opinion set forth herein, we have:

(a) Reviewed public financial statements and other information concerning Omnis as well as historical and projected future performance of Omnis;

(b) Reviewed certain internal financial statements and other financial and operating data concerning Pick that was prepared by Pick's management;

(c) Analyzed   certain   financial   projections   for  Pick  prepared  by  Pick
    management;

(d) Discussed the past and current operations, financial condition, and the prospects of Pick with senior executives of Omnis and Pick;

(e) Discussed with the senior managements of Omnis and Pick the strategic objectives of the Merger;

(f) Compared the financial performance of Pick with that of certain comparable publicly-traded companies and the prices paid for securities in those publicly-traded companies;

(g) Reviewed the financial terms, to the extent publicly available, of certain comparable Merger transactions of comparable companies;

(h) Assessed Pick's value based upon a forecast of future cash flows using a discounted cash flow analysis;

(i) Assessed Pick's value based on historic and forecasted financials using a relative contribution analysis;

(j) Reviewed the Merger Agreement and discussed the proposed terms of the transaction with managements of both Pick and Omnis; and

(k) Performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections of Pick, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Pick. The financial and other information regarding Pick reviewed by Alliant Partners in connection with the rendering of this opinion was limited to information provided by Omnis' and Pick's managements and certain discussions with Omnis' and Pick's senior management regarding the Pick's financial condition and prospects as well as the strategic objectives of the Merger. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Agreement. We have not made any independent valuation or appraisal of the assets or liabilities of Pick, nor have we been furnished with any such appraisals. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. No limitations were imposed by Omnis on the scope of Alliant's investigations or the procedures to be followed by Alliant in rendering this opinion.

Under the terms of the letter agreement dated April 12, 2000, Alliant is to receive a fee for financial advisory services; payment of such fee was not contingent on any particular outcome.

Our opinion addresses only the fairness of the proposed Merger, from a financial point of view, to the stockholders of Omnis, and we do not express any views on any other terms of the proposed Merger or the business and strategic bases underlying the Merger Agreement.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the total and all forms of consideration provided by Omnis to Pick, its stockholders, warrant holders, option holders and debt holders pursuant to the Agreement and Plan of Merger is fair, from a financial point of view, to the Omnis stockholders.


Very truly yours,

/s/ Alliant Partners

Alliant Partners

                                                                     Appendix H
Omnis Technology Corporation
981 Industrial Way
San Carlos, California 94070-4117


                                     -- , 2000


   Re: Omnis Technology Corporation Merger with PickAX, Inc.

Ladies and Gentlemen:

     We have acted as counsel to PickAX, Inc. a Delaware corporation (the "Company") and its wholly owned subsidiary, Pick Systems, a California corporation (the "Subsidiary") in connection with the preparation, authorization, execution and delivery of, and the consummation by the Company, of the transactions contemplated by that certain Agreement and Plan of Merger between the Company and Omnis Technology Corporation ("Omnis"), dated August 23, 2000 ("Agreement"). All capitalized terms used and not defined herein have the respective meanings assigned to them in the Agreement.

     This opinion is furnished to you pursuant to Section 4.1(d)(iii) of the Agreement solely for your benefit.

     In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Agreement and such corporate records, agreements, documents and instruments, and such certificates or comparable documents of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies, and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been established by us independently, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Agreement. We confirm (i) the due incorporation, valid existence and good standing of the Company (ii) that the Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreement; and (iii) the due authorization, execution and delivery of the Agreement by the Company.

     As used herein, "to our knowledge", of "of which we are aware" and all correlative and analogous phrases and expressions mean the conscious awareness of facts or other information by those attorneys in our firm actively involved in the transactions contemplated by the Agreement and do not (i) include constructive notice of any matters or information or (ii) other than conversations  with  executive  officers  of  the  Company and our review of the
Documents  to  the  extent  stated  above,  imply  that  we  have undertaken any independent inquiries or investigations (x) with any persons outside of our firm, (y) as to the accuracy or completeness of any factual representations, information or any matters made or furnished in connection with the transactions contemplated by the Agreement, or (z) as to any instruments or agreements other than the Documents. Moreover, such references mean only that nothing has come to our attention that leads us to believe that there exists any facts or circumstances contradicting the statement that follows and do not imply that we know the statement to be correct or to have any basis other than the Documents and said conversations.

     In connection with issuing this opinion, we have reviewed the validity and enforceability of the Company's obligations under the law of Delaware and the Subsidiary under the law of California.

     The statements contained in this opinion letter merely constitute expressions of reasoned professional judgment regarding the matters of law addressed herein and neither are intended, nor should they be construed, as a prediction or guarantee that any court or other public or government authority will reach any particular result or conclusion as to the matters of law addressed herein.

     We are licensed to practice law in Arizona, California, Colorado, Delaware District of Columbia, Florida, Georgia, Illinois, Massachusetts, New York, Pennsylvania and Virginia. In conjunction with issuing this opinion, we have examined statutes, legal authorities and other authorities relating to the law of the States of Delaware and California and the federal laws of the United States of America.

     Based on the foregoing, and subject to the qualifications, limitations and assumptions hereafter stated, we are of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Subsidiary is a corporation validly existing and in good standing under the laws of the State of California and each has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted. The Company and the Subsidiary are duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of their activities requires such qualification, except where the failure of the Company or the Subsidiary to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and the Subsidiary, considered as an entirety.

     2. The Company has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all requisite corporate actions on the part of the Company. The Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, conservatorship, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforccability, to general principals of equity, including principals of commercial reasonableness, good faith and fair dealing, irrespective of whether enforcement is sought in a proceeding at law or in equity, except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

     3. The Company has never approved, or commenced any proceeding, or made any election contemplating, the dissolution or liquidation of the Company or the Subsidiary or the winding up or cessation of the business or affairs of the Company or the Subsidiary.

     4. The Company does not own, beneficially or otherwise, any shares or other securities of, or any other direct or any other indirect interest of any nature in, any entity, other than the Company and the Subsidiary, as identified in Part 5.1(c) of the Disclosure Schedule.

     5. The execution and delivery by the Company of the Agreement, the consummation by the Company of the transactions contemplated thereby, and compliance by the Company with the provisions thereof, do not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or Bylaws of the Company, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company or the Subsidiary is a party or by which it is bound, of which we are aware, (iii) any Delaware corporate, California or United States federal law or regulation, other than federal and state securities or "blue sky" laws, as to which we express no opinion, or (iv) any judgment, writ, injunction, decree, order or ruling of any court or public or government authority binding on the Company or the Subsidiary, of which we are aware.

     6. No consent, approval, waiver, license or authorization or other action by or filing with any Delaware corporate or United States federal public or government authority is required in connection with the execution and delivery by the Company of the Agreement or the consummation by the Company of the transactions contemplated thereby, except for filing with the appropriate authorities a Certificate of Merger/Reorganization, filings and other actions required pursuant to the Securities Act of 1933, as amended, the Securitites Exchange Act of 1934, as amended, other applicable federal statutes and regulations, filings by or under or required by or pursuant to rules and regulations of the National Association of Securities Dealers, Inc. (NASDAQ), filings in connection with state securities "blue sky" laws, as to which we express no opinion and Hart-Scott-Rodino Act filings.

     7. To our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company or the
Subsidiary that relates to any of the transactions contemplated by the Agreement.

     8. The shares of stock, options and warrants of the Company, subject to the terms and conditions of the Agreement, to our knowledge, have been duly authorized and, when issued and delivered in the manner contemplated by the Agreement, will be validly issued and free of preemptive rights.

     9. The shares of stock, options and warrants of the Company, subject to the terms and conditions of the Agreement are owned of record and, to our knowledge, beneficially by the Company, free and clear of all liens, claims, limitations and other encumbrances.

     10. We have participated in conferences with directors, officers and representatives of the Company and the Subsidiary, at which conferences certain contents of the Proxy Statement relating to the Company and the Subsidiary were discussed, and although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, no facts have come to our attention which leads us to believe that the statements contained in the Proxy Statement related to the Company and the Subsidiary, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, not misleading, or that the Proxy Statement, as it relates to the Company and the Subsiduary, on the date thereof, or on a date hereof, contained or contains an untrue statement of a material fact or omitted or contained therein related to the Company and the Subsidiary, in light of the circumstances under which they were made, not misleading, it being understood that we express no view with respect to any financial statements, financial data and accounting data included in the Proxy Statement.

Notwithstanding anything herein to the contrary, we do not express any opinion herein as to:

     A. The effect of Section 1698 of the California Civil Code regarding enforceability of oral modifications to contracts, notwithstanding written contract provisions to the contrary.

     B. Limitations arising from the laws of the State of California, federal laws of the United States of America or general equitable principals involving specific enforceability of any remedies, covenants, or other provisions of the Agreement or the Transactional Documents regarding availability of injunctive relief or other legal, equitable, or other remedies.

     C. Compliance with any federal securities laws or state securities "blue sky" laws.

     E. Applicability of the Employee Retirement Security Act of 1974 to any of the transactions contemplated by the Agreement.

     F. Security interests under the UCC and obligations of the Company and the Subsidiary with regard to secured or unsecured creditors.

     G. The  effect of applicable bankruptcy, insolvency, fraudulent conveyance,
reorganization,   conservatorship,   moratorium   and   similar  laws  affecting
creditors' rights.

     H. Non-competition provisions related to the Agreement or associated documents and exhibits.

     L. Matters related to choice of laws or conflicts of laws.

     J. Enforceability of provisions contained in the Agreement regarding waiver of remedies or severability.

     The opinions expressed herein are written as of and relate solely to the date hereof and are rendered exclusively for your benefit in connection with the transactions described herein. The opinions expressed herein may not be used or relied upon by any other person or entity, nor may this opinion letter or any copies or excerpts thereof be furnished to a third party, filed with a public or governmental authority, quoted, cited, or otherwise referred to without our prior written consent.




                                        Very truly yours,




                                        Greenberg Traurig

                                                                      Appendix I


                                           , 2000
                              ------------


PickAx, Inc.
1691 Browing
Irvine, California 92606


     Re: Omnis Technology Corporation


Ladies and Gentlemen:

     We have acted as counsel for Omnis Technology Corporation, a Delaware corporation ("Purchaser"), and Raining Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Purchaser ("Merger Sub"), in connection with the transactions contemplated in that certain Agreement and Plan of Merger, dated as of August 23, 2000 (the "Merger Agreement"), by and among Purchaser, Merger Sub, PickAx, Inc., a Delaware corporation, and The Named PickAx, Inc. Stockholder had such term is defined therein) This opinion is furnished to you pursuant to Section 4.2(c) of the Merger Agreement. Capitalized terms used herein but n defined herein shall have the meanings ascribed to them in the Merger Agreement.

     We have examined originals or copies of the following documents (the "Documents"):

     1. The Merger Agreement;

     2. The Transactional Agreements;

     3. The  Certificate  of Incorporation, as amended, and Bylaws of Purchaser;
        and

     4. The  Certificate of Incorporation, as amended, and Bylaws of Merger Sub.


     In addition, we have examined such records, documents, certificates of public officials and of Purchaser and Merger Sub, made such inquiries of officials of Purchaser and Merger Sub and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.

     We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of the Documents, we have assumed that each party to one or more of the Documents other than Purchaser or Merger Sub has the power and authority to execute and deliver, and to perform and observe the provisions of the Documents, and has duly authorized, executed and delivered such Documents, and that such Documents constitute the legal, valid and binding obligations of such party.

     Our opinions in paragraphs (a) and (b) below as to the organization, existence and good standing of Purchaser and Merger Sub are based solely upon certificates of public officials in the States of California and Delaware issued as of a recent date. We have made no independent investigation as to whether those certificates are accurate or complete, but we have no knowledge of any such inaccuracy or incompleteness.

     In addition, we have relied upon a certificate of certain offices of the Company and Merger Sub, dated as of the date hereof (the "Opinion Certificate") in connection with factual matters contained in our opinions below. We have made no independent investigation as to whether the statements made in the Opinion Certificate are accurate or complete, but we have no knowledge of any such inaccuracy or incompleteness.

     Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to signify that, in the course of our representation of the Company (in connection with the matter described in the first paragraph hereof), none of the attorneys of this firm who have been actively engaged in the representation of the Company in connection with the matter described in the first paragraph hereof have acquired actual knowledge of the existence or absence of such facts.

     We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Company in connection with the matter described in the first paragraph hereof.

     We have assumed for purposes of the opinions expressed herein that the Agreement and the other Transactional Agreements are governed by the substantive laws of the State of California, without reference to the choice-of-law provisions thereof.

     The   opinions   hereinafter   expressed   are  subject  to  the  following
qualifications and exceptions:

     (1) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination.

     (2) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Documents and the effect of judicial decisions that have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where a default under any of the Documents is not material.

     (3) We express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any party to the Documents (other than Purchaser and Merger Sub) with any laws or regulations applicable to it, or (b) the legal or regulatory status or the nature of the business of any such party.

     (4) The  enforceability  of  provisions  of  the  Documents  providing  for
indemnification   or   contribution   to  the  extent  such  indemnification  or
contribution is against public policy.

     (5) The effect of judicial decisions that may permit the introduction of extrinsic evidence to supplement the terms or the interpretation of any of the Documents.

     (6) The effect of California law, which provides that where a contract permits one party to the contract to recover attorney's fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorney's fees notwithstanding the absence of a written agreement to such effect.

     (7) The enforceability of a requirement that provisions of the Documents may only be modified in writing to the extent that an oral agreement has been executed modifying provisions of the Documents.

     (8) The enforceability of provisions of the Documents which purport to transfer governmental permits, licenses or other authorizations, or claims against governmental entities, the transfer of which is restricted by law.

     (9) The enforceability of provisions of the Documents which purport to transfer rights under contracts the transfer of which is restricted by the terms thereof or by law.

     (10) The enforceability of provisions in the Documents imposing or which are construed as effectively imposing penalties or forfeitures.

     (11) The enforceability of provisions in the Documents which purport to establish evidentiary standards or to make determinations conclusive or powers absolute.

     (12) The circumstances under which rights of setoff may be exercised.

     (13) The enforceability of provisions of the Documents expressly or by implication waiving broadly or vaguely stated rights, or waiving rights granted by law where such waivers are against public policy.

     (14) The enforceability of provisions of the Documents that rights or remedies are not exclusive, that every right or remedy is cumulative, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies.

     (15) The enforceability of provisions of the Documents providing for arbitration of disputes to the extent that arbitration of a particular dispute would be against public policy.

     In addition to the above, we advise you that an indemnity provision may not be enforceable in the absence of negligence on the part of the indemnitor or if a loss was caused by the indemnitee's negligence. We have based our opinion upon an assessment of legal authorities that would be applicable in judicial proceedings.

     Based upon and subject to the foregoing, we are of the opinion that:

     (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in the State of California.

     (b) Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in the State of California.

     (c) Purchaser has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Documents to which it is a party.

     (d) Merger Sub has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Documents to which it is a party.

     (e) The shares of Purchaser Stock to be issued in connection with the Merger have been duly authorized and, upon issuance and delivery in accordance with the terms of the Documents for the consideration expressed therein, will be validly issued, fully paid and nonassessable.

     (f) The Documents to which Purchaser is a party have each been duly authorized, executed and delivered by Purchaser. The Documents to which Merger Sub is a party have each been duly authorized, executed and delivered by Merger Sub. The Documents to which Purchaser is a party constitute valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms. The Documents to which Merger Sub is a party constitute valid and binding obligations of Merger Sub enforceable against Merger in accordance with their respective terms.

     (g) The execution, delivery and performance of the Documents to which Purchaser is a party are not in violation of (i) Purchaser's Certificate of Incorporation or Bylaws or (ii) to our knowledge, any Order to which Purchaser is a party.

     (h) The execution, delivery and performance of the Documents to which Merger Sub is a party are not in violation of (i) Merger Sub's Certificate of Incorporation or Bylaws or (ii) to our knowledge, any Order to which Merger Sub is a party.

     (i) To our knowledge, except as disclosed in the Merger Agreement, the Officer's Certificate or the Omnis SEC Reports, there is no Proceeding pending or threatened against Purchaser or Merger Sub that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions or the ability of Purchaser or Merger Sub to comply with or perform its obligations and covenants under the Transactional Agreements and to our knowledge, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

     We express no opinion as to matters governed by any laws other than the substantive laws of the State of California (without reference to its choice-of-law rules), the General Corporation Law of the State of Delaware and the federal laws of the United States, which are in effect on the date hereof. We express no opinion as to (i) the enforceability of the choice-of-law provisions contained in the Agreement or the other Transactional Agreements,
(ii) any federal or state antitrust laws or other state or federal laws governing restraints of trade or unfair competition or (iii) the effect of any possible judicial, administrative or other action giving effect to, or which constitute, the actions of foreign governmental authorities or to foreign laws.


     This opinion is solely for your benefit and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.


                                          Very truly yours,


                                          MORRISON & FOERSTER LLP

                                                                      Appendix J


                           PICKAX, INC. STOCKHOLDER
                      INVESTMENT REPRESENTATION STATEMENT




STOCKHOLDER:
                                        ----------------------------------------
                                        "Stockholder"



COMPANY: Omnis Technology Corporation, a Delaware corporation (the "Company")

PICK:                                   PickAx, Inc., a Delaware corporation
("Pick")

DATE:                                   September   , 2000.


                                    RECITALS

     A. The Company, Raining Merger Sub, Inc., a Delaware corporation ("Merger Sub"), and Pick have entered into an Agreement and Plan of Merger, dated as of August 23, 2000 (the "Merger Agreement"), providing for the merger of the Merger Sub with and into Pick (the "Merger").

     B. Upon consummation of the Merger, Stockholder will become entitled to receive shares of the Common Stock of the Company (the "Stock") in exchange for certificates formerly representing shares of the capital stock of Pick. All references herein to "Stock" shall include any shares of common stock or other securities into which the Stock may be exchanged or converted.


                         REPRESENTATIONS AND COVENANTS

     With the intention that Pick and Merger Sub and the Company and their respective representatives rely hereupon, and in order to induce such parties to consummate the Merger and related transactions, the undersigned Stockholder and any Stockholder Representative each represents and warrants and covenants and agrees as following:

     1. Stockholder Status, Intent and Restrictions.

       1.1 Holdings. Stockholder is the beneficial owner of the Pick capital stock and other securities listed on Schedule 1 attached hereto (the "Pick Securities"). Pursuant to the Merger, Stockholder will receive no consideration, directly or indirectly, for his or her or its Pick Securities other than shares of the Stock and cash in lieu of a fractional share. Stockholder does not beneficially own, and has not ever beneficially owned, any shares of the capital stock of the Company. All of such Pick Securities are free and clear of all Liens or Liabilities as defined in the Merger Agreement.

       1.2 Status.

          (a) Stockholder  is  an  "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933 ("Securities Act") (excerpts of the definition of "accredited investor" are attached as Schedule 2 hereto).

          (b) Stockholder, by reason of his or her or its business and financial experience has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that Stockholder is capable of (i) evaluating the merits and risks of an investment in the Stock and making an informed investment decision, (ii) protecting his or her or its own interest and (iii) bearing the economic risk of such investment. If Stockholder has retained a stockholder representative with respect to the investment in Stock that may be made hereby, then Stockholder shall, prior to or at the Closing of the Merger, (x) acknowledge in writing such representation and (y) cause such representative to execute and deliver this Statement and such other certificates to the Company containing such representations as are reasonably requested by the Company.

       1.3 Investment Intent; Certain Restrictions.

          (a) Stockholder is acquiring the Stock for investment for Stockholder's own account, not as a nominee or agent and not with the view to, or any intention of, a resale or distribution thereof, in whole or in part, or the grant of any participation therein. Stockholder understands that the Stock has not been registered under the Securities Act or state securities laws and is being issued by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws that depends upon, among other matters, the bona fide nature of the investment intent and the accuracy of Stockholder's representations as expressed in this Statement. Stockholder has not been formed for the specific purpose of acquiring the Stock. Stockholder further understands that the Company shall have no obligation to register the Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except pursuant to the Registration Rights Agreement to be entered into as part of the Merger. Stockholder hereby acknowledges that because of the restrictions on transfer or assignment of such Stock to be issued in connection with the Merger hereunder, Stockholder may have to bear the economic risk of the investment commitment in Stock for an indefinite period of time.

          (b) Stockholder will observe and comply with the Securities Act and the rules and regulations promulgated thereunder, as now in effect and as from time to time amended, in connection with any offer, sale, pledge, transfer or other disposition of Stock. In furtherance of the foregoing, and in addition to the restrictions contained herein, Stockholder will not offer to sell, exchange, transfer, pledge, or otherwise dispose of any of the Stock unless at such time at least one of the following is satisfied:

              (i) a registration statement under the Securities Act covering the Stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the Securities and Exchange Commission ("SEC") and made effective under the Securities Act;

              (ii) such   transaction   shall   be  permitted  pursuant  to  the
           provisions of Rule 144;

              (iii) counsel representing Stockholder, satisfactory to the Company, shall have advised the Company in a written opinion letter reasonably satisfactory to the Company and its counsel, and upon which the Company and its counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer or other disposition; or

              (iv) an authorized representative of the SEC shall have rendered written advice to Stockholder (sought by Stockholder or counsel to Stockholder, with a copy thereof and of all other related communications delivered to the Company) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed sale, transfer or other disposition if consummated.

          1.4 Restrictive Legend. All certificates representing the Stock deliverable to Stockholder pursuant to the Merger Agreement and any certificates subsequently issued with respect thereto or in substitution therefor, unless a sale, transfer or other disposition is executed pursuant to one or more of the alternative conditions set forth in
       Section  1.3  shall  have occurred, or unless the conditions of paragraph
       (k) of Rule 144 promulgated under the Securities Act shall have been satisfied, shall bear a legend substantially as follows, in addition to any legend the Company determines in its sole judgment is required pursuant to any applicable legal requirement:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE OTHER CONDITIONS SPECIFIED IN THAT CERTAIN AGREEMENT AND PLAN OF MERGER AND
REGISTRATION  RIGHTS  AGREEMENT,  EACH  DATED AS OF        , 2000, AND THE OTHER
CONDITIONS SPECIFIED IN THAT CERTAIN INVESTMENT REPRESENTATION STATEMENT TO WHICH THE HOLDER IS SUBJECT AND DATED AS OF SEPTEMBER , 2000, COPIES OF EACH OF WHICH OMNIS TECHNOLOGY CORPORATION WILL FURNISH, WITHOUT CHARGE, TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST THEREFOR."

     The Company, at its discretion, may cause a stop transfer order to be placed with its transfer agent(s) with respect to the certificates for the Stock but not as to the certificates for any part of the Stock as to which said legend is no longer appropriate when one or more of the alternatives set forth in Section 1.3 shall have been satisfied.

        1.5 Disclosure Documents.

          (a) Pick has furnished Stockholder with materials relating to Pick, the Company and the Merger ("Pick Materials"). Stockholder has been afforded the opportunity to obtain any additional information deemed necessary by Stockholder to verify the accuracy of any representations made or information conveyed to Stockholder by Pick. Stockholder confirms  that  all  documents,  records  and  books  pertaining  to its investment  in  the  Pick  Securities  and requested by Stockholder have been made available or delivered to Stockholder by Pick. Stockholder has had an opportunity to ask questions of and receive answers from Pick, or from a person or persons acting on Pick's behalf, concerning the terms and conditions of the Merger and the investment of Stockholder in Pick Securities.

          (b) Stockholder understands that an investment in the Stock involves substantial risks. Stockholder also has been given the opportunity to make a thorough investigation of the proposed activities of the Company and, upon request to the Company, has been furnished with materials relating to the Company and its proposed activities, including without limitation the Proxy Statement separately provided to stockholders of the Company in connection with the approval of the Merger by such stockholders (the "Proxy Statement"). Stockholder has been afforded the opportunity to obtain any additional information deemed necessary by Stockholder to verify the accuracy of any representations made or information conveyed to Stockholder. Stockholder confirms that all documents, records and books pertaining to its investment in the Stock and requested by Stockholder have been made available or delivered to Stockholder. Stockholder has had an opportunity to ask questions of and receive answers from the Company, or from a person or persons acting on the Company's behalf, concerning the terms and conditions of the investment.

           1.6 Absence of Claims. Stockholder has no knowledge of any causes of action or other claims that could have been or in the future might be asserted by Stockholder against Pick or the Company or Merger Sub or any of its predecessors, successors, Affiliates, assigns, directors, employees, agents or representatives arising out of facts or circumstances occurring at any time on or prior to the date hereof and in any manner relating to any duty or obligation of the Company or Pick or Merger Sub or such other related person or entity to Stockholder.

   2. Merger Agreement; Indemnification; Residency.

           2.1 Merger Agreement. Stockholder has received and carefully reviewed a copy of the Merger Agreement. Any capitalized terms not defined herein shall have the meanings given such terms in the Merger Agreement.

           2.2 Indemnification. Stockholder agrees to indemnify and hold harmless the Company and each of its Affiliates, officers, directors, employees, agents, representatives, successors and assigns from any and against any and all claims, actions, causes of actions, losses, damages, judgments, costs or obligations (including but not limited to reasonable attorney's fees and costs of defense) related to or arising from any material breach of any of the representations, warranties or covenants of Stockholder hereunder.

          2.3 Residency. Stockholder represents and warrants that Stockholder is resident of the State as indicated in Schedule 1 hereto.

     3. In General. For purposes of this Statement:

       3.1 Governing  Law. This  Statement is to be construed in accordance with and  governed  by  the  laws  of  the  State  of  California (as permitted by
   Section  1646.5  of  the  California  Civil  Code  or  any  similar successor provision), without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of California to the rights and duties of the parties; provided however that notwithstanding the foregoing the rights of any person as a stockholder shall be governed by the laws of the State of Delaware.

       3.2 Binding Effect. This Statement shall inure to the benefit of, and be binding upon, each of the parties and their respective predecessors,
   successors,    assigns,    directors,    officers,    employees,    agents,
   representatives, Affiliates, spouses, heirs, executors and administrators.

       3.3 Severability. In case any provision of this Statement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       3.4 Headings. The underlined headings contained in this Statement are for convenience of reference only, shall not be deemed to be a part of this Statement and shall not be referred to in connection with the construction or interpretation of this Statement.

       3.5 Construction.

          (a) For purposes of this Statement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

          (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Statement .

          (c) As used in this Statement , the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (d) Except as otherwise specified, all references in this Statement to "Sections" or "Schedules" are intended to refer to Sections of this Statement and Schedules to this Statement.

     IN  WITNESS  WHEREOF, intending to be bound hereby, the Stockholder and the
Stockholder   Representative   (if  any)  each  have  executed  this  Investment
Representation Statement as of the date first. above written.




STOCKHOLDER:                             ---------------------------------------

                                         By:-----------------------------------

                                              Name:


                                         ---------------------------------------

STOCKHOLDER REPRESENTATIVE:
                                         a -------------------------------------

                                         By:------------------------------------

                                              Name:
                                              Title:

                      INVESTMENT REPRESENTATION STATEMENT

                                  SCHEDULE 1
                    BENEFICIAL OWNERSHIP OF PICK SECURITIES




Name of Stockholder:
                    ------------------------------------------------------------





Except for the Pick Securities described below, Stockholder does not beneficially own any shares of Pick capital stock or other securities, or any options, warrants, securities or other rights to acquire Pick capital stock or other securities, other than options, if any, granted under an employee stock option plan of Pick:

                     Shares of Pick Common Stock:
                                                  ------------------------------


                     Other
                     Securities:
                                 -----------------------------------------------






Stockholder   further   represents   and  warrants  that  Stockholder  does  not
beneficially own any shares of capital stock or other securities, or any options, warrants, securities or other rights to acquire capital stock or other securities, of any Affiliate of Pick.

Stockholder further represents and warrants that Stockholder is a resident of the State of
              ---------------------------------------------------------------- .

                      INVESTMENT REPRESENTATION STATEMENT

                                  SCHEDULE 2

                       DEFINITION OF ACCREDITED INVESTOR


          (as provided in Rule 501 under the Securities Act of 1933)

     (a) Accredited Investor. "Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

       . . .

       (3) Any organization described in Section 501 (c) (3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

       (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

       (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;


       (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

       . . .

     (8) Any  entity in which all of the equity owners are accredited investors.